UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2019

Dividend Focus Funds
Income Builder
Rising Dividend Growth

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Dividend Focus Funds

∎	INCOME BUILDER

∎	RISING DIVIDEND GROWTH

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INCOME BUILDER FUND

What Differentiates Goldman Sachs’

Income Builder Fund Investment Process?

Income Builder Fund is a broadly diversified portfolio that seeks to provide income and capital appreciation.

The Goldman Sachs Income Builder Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds. The Fund invests in both equity and fixed income securities with a focus on yield enhancing strategies to earn a monthly income stream. The Fund seeks to maintain broad exposure to equities with lower than general equity market volatility.

We believe that similar themes can perform differently across asset classes. The Fund can potentially take advantage of these cross-asset class opportunities as it is a dynamic portfolio that allows the flexibility to allocate across equities and fixed income from a top-down perspective, given our views on macro opportunities and valuations.

In our risk management process, we identify, monitor and measure a fund’s risk profile. We consider the risk relative to the benchmark and the Fund’s investment goal to seek income stability and capital growth.

The Fund’s portfolio comprises the ideas of three experienced Goldman Sachs investment groups:

Global Fundamental Equity Group: A group of investment professionals averaging over 15 years of investment experience and with a strong commitment to fundamental research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

Global Portfolio Solutions Group: The team is comprised of over 135* professionals with significant academic and practitioner experience.

*	As of September 2019

FUND RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team, the Goldman Sachs Fixed Income Investment Management Team, and the Goldman Sachs Global Portfolio Solutions Team, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 13.34%, 12.44%, 13.76%, 13.59%, 13.77% and 13.72%, respectively. These returns compare to the 11.21% and 9.84% average annual total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) and the ICE BofAML BB to B U.S. High Yield Constrained Index (the “ICE BofAML Index”), respectively, during the same period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period, Federal Reserve (“Fed”) monetary policy, economic growth expectations and geopolitics most influenced the financial markets and the Fund.

When the Reporting Period began in November 2018, U.S. stocks gained on dovish comments from Fed Chair Jerome Powell and seemingly encouraging progress in U.S.-China trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) Within fixed income, U.S. Treasury yields fell, as investors grew fearful about the possible end of the global economic cycle and as their expectations for Fed rate hikes diminished. U.S. high yield corporate bonds experienced a modest loss amid pressure on corporate profit margins, company-specific events and lower crude oil prices. In December 2018, Fed policymakers raised short-term interest rates, much as the markets had expected, but lowered their projection for 2019 monetary policy tightening from three rate hikes to two. The 10-year U.S. Treasury yield fell on a combination of market-perceived safe-haven demand and lower crude oil prices. For similar reasons, U.S. high yield corporate credit posted its worst monthly total return since 2015. Meanwhile, U.S. equities plunged on renewed investor fears sparked by the partial U.S. federal government shutdown, the U.S. President’s criticism of Fed Chair Powell and reignited corporate earnings growth concerns.

During the first quarter of 2019, U.S. stocks posted double-digit gains. The Fed kept its monetary policy unchanged, with its dot plot projecting no interest rate hikes at all during 2019. (The “dot plot” shows interest rate projections of the members of the Federal Open Market Committee.) Largely as a result, U.S. Treasury yields fell. U.S. high yield corporate bonds logged their strongest start to a calendar year on record, due in part to better than market expected corporate earnings and improved investor risk sentiment.

U.S. stocks continued to rally in the second quarter of 2019. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the equity markets. (Noise refers to market activity that can confuse or misrepresent genuine underlying trends.) In April 2019, investors grew optimistic about a possible U.S.-China trade deal, but this optimism faded in May when the U.S. President threatened to raise current tariffs and impose new duties on $300 billion of additional Chinese imports. Also in May 2019, investor speculation about possible 2019 Fed rate cuts increased due to an accumulation of factors, including soft inflation and weakness in U.S. economic data, continued U.S. growth headwinds from unresolved U.S.-China trade negotiations and subdued global economic activity, particularly in the manufacturing sector. At its June 2019 meeting, the Fed left interest rates unchanged, but eight of the 12 members of the Federal Open Market Committee projected rate cuts during the 2019 calendar year. In fixed income, U.S. Treasury yields fell during the second quarter of 2019. U.S.

FUND RESULTS

high yield corporate bonds delivered positive returns amid better than market expected corporate earnings, muted inflation pressures and supportive Fed monetary policy.

In the third quarter of 2019, U.S. stocks and U.S. high yield corporate bonds recorded slightly positive returns, as market volatility broadly challenged riskier asset classes. Global economic data weakened, and U.S. economic data was largely mixed, prompting the Fed to cut short-term interest rates in both July and September — its first interest rate cuts since 2008 — in an effort to prolong the U.S. economic expansion. Largely in response, U.S. Treasury yields declined.

During October 2019, U.S. stocks posted a modest gain, benefiting from signs the U.S. and China were moving closer to a partial trade agreement and the U.K. was edging away from a no-deal Brexit. (Brexit refers to the U.K.’s efforts to leave the European Union.) U.S. economic data continued to soften, with most of the weakness manifesting in the trade-sensitive manufacturing sector. The Fed delivered its third interest rate cut of 2019 and indicated its future monetary policy path would be dependent on the evolution of macro data and on trade developments. In fixed income, U.S. Treasury yields edged up. U.S. high yield corporate bonds eked out a gain in October 2019, as slowing corporate earnings, company-specific events and manufacturing weakness weighed on performance.

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A	As part of its principal investment strategies, the Fund has a baseline allocation of 60% to fixed income securities and 40% to equity securities, though in seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the ICE BofAML Index should be considered for reference only.

At the beginning of the Reporting Period, the Fund was invested 39.9% in equities and 55.7% in fixed income, with the balance of 4.4% in cash and cash equivalents. During the Reporting Period overall, we lengthened the Fund’s duration position using interest rate swaps, as we sought to mitigate potential risk within high yield corporate credit and equities. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) Within equities, we eliminated the Fund’s allocation to emerging markets stocks during January 2019 amidst lowered investor expectations for global economic growth and as U.S.-China trade negotiations dragged on. Over the course of the first quarter of 2019, as equities outperformed our expectations, we reduced the Fund’s exposure to stocks and sold equity call options to mitigate potential downside risk. Within fixed income, we removed the Fund’s allocation to local emerging markets debt in August 2019, as we saw near-term risks to the asset class, including the potential of further escalation in the U.S.-China trade conflict and the possibility U.S. bond yields would continue to rise. Within the Fund overall, during September 2019, we eliminated our volatility-selling strategy, increased the Fund’s allocation to fixed income and reduced investments in defensive-oriented value stocks in favor of increased exposure to equities broadly. (Volatility selling seeks to benefit from changes in the level of market implied volatility (i.e., expectations of future volatility) in equity markets.) We made these changes to put the Fund’s cash holdings to work and to position the Fund for a possible sustained recovery in the performance of cyclically-oriented sectors. At the end of the Reporting Period, the Fund was invested 37.5% in equities and 57% in fixed income, with the balance of 5.5% in cash and cash equivalents.

Q	What was the Fund’s 12-month distribution rate and what was its 30-day SEC yield during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares provided 12-month distribution rates of 3.54%, 2.88%, 3.82%, 3.71%, 3.84% and 3.83%, respectively. (The 12-month distribution rate is calculated by taking the sum of all cash distributions to shareholders over the past 12 months and dividing this sum by the Fund’s month-end NAV for the last month of the period. This rate includes capital gain/loss distributions, if any. This is not a SEC Yield.) On October 31, 2019, the Fund’s 30-Day Standardized Subsidized Yield for its Class A, Class C, Institutional, Investor, Class R6 and

FUND RESULTS

Class P Shares were 2.76%, 2.18%, 3.30%, 3.17%, 3.31% and 3.31%, respectively. (The 30-Day Standardized Subsidized Yield is calculated in accordance with SEC regulations and is determined by dividing the Fund’s net investment income per share earned over the 30-day period by the Fund’s maximum public offering price per share on the last day of such period, which figure is then annualized. The 30-Day Standardized Subsidized Yield may differ from the distribution rate because of the exclusion of distributed capital gains. The 30-Day Standardized Subsidized Yield reflects any fee waivers and/or expense reimbursements in effect during the period, without which the yield would be reduced.)

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	Relative to the Russell Index, stock selection had the greatest positive impact on the Fund’s equity allocation during the Reporting Period. The Fund’s call writing strategy, which seeks to generate additional cash flow and potentially reduce volatility by sales of call options on the S&P 500® Index or other regional stock market indices (or related ETFs), had a negative impact on its performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund’s overweight positions compared to the Russell Index in the information technology, utilities and industrials sectors added to its returns. Stock selection in all three of these sectors also contributed positively as did stock selection in energy. Conversely, the Fund was hindered by an underweight in the consumer staples sector and an overweight in the energy sector. Stock selection in consumer staples and health care also detracted from relative results.

Q	Which stocks contributed significantly to the Fund’s relative performance during the Reporting Period?

A	Compared to the Russell Index, the Fund’s positioning in Microsoft, Enel and Exxon Mobil bolstered returns during the Reporting Period.

An investment in Microsoft added most to relative returns. The developer and marketer of software and hardware services posted favorable earnings results in the first and second quarters of 2019, with outperformance across all of its business segments, including continued robust demand for its cloud computing service, Azure. Investor concerns around slowing hardware purchases, which caused Microsoft to underperform in early 2019, eased in the second half of the Reporting Period. When the Reporting Period concluded, we held a favorable view of the company’s ongoing progress in migrating enterprise customers to Azure, as Microsoft remains a major player in the public cloud market. We also continued to believe Microsoft was a well-diversified, high quality company led by an excellent management team.

Enel is a European utility company. Along with other utilities stocks, Enel benefited from the falling interest rate environment. At the end of the Reporting Period, we remained positive about the company, as we believed it had achieved increased efficiency and was boosting its profits.

Having an underweight in Exxon Mobil, which engages in the exploration, development and distribution of oil, gas and petroleum products, also contributed positively to the Fund’s performance during the Reporting Period. Shares of Exxon Mobil sold off, along with the energy sector overall, during December 2018 due to widespread market concerns about global supply and demand. In our view, these concerns were driven by increased U.S. and Saudi Arabian oil production, which led to higher inventory levels. Meanwhile, slowing global economic growth and the resulting lower demand for oil exerted downward pressure on crude oil prices. Also weighing on investor sentiment during the Reporting Period was Exxon Mobil’s announcement that one of its ships had experienced a confrontation with the Venezuelan navy during an exploratory mission off the coast of Guyana, causing it to abruptly halt operations. We sold the Fund’s position in the stock during the Reporting Period to invest in higher conviction ideas.

Q	Which stocks detracted significantly from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the largest detractors from the Fund’s performance relative to the Russell Index were Altria Group, Royal Dutch Shell and AT&T.

Altria Group, which produces and markets tobacco products, saw its share price negatively impacted by lower than market expected second quarter 2019 earnings and a proposed new regulation from the Food and Drug Administration (“FDA”) regarding health warnings on tobacco products. During August 2019, we sold the Fund’s position in Altria Group

FUND RESULTS

because of our increased concerns around FDA regulation of the company’s electronic cigarette subsidiary Juul Labs and because of declining cigarette volumes overall. We used the proceeds to establish a position in Philip Morris International, which we favored for its geographical diversity and for what we considered to be its attractive valuation relative to its peers.

Royal Dutch Shell is a multinational oil and gas company headquartered in the Netherlands and incorporated in the U.K. In addition to its core businesses of oil and gas production, refining and marketing, and petrochemicals manufacturing, Royal Dutch Shell has some exposure to alternative fuels and other renewable energies. The company’s shares declined on worse than market expected second quarter 2019 earnings, driven by a drop in crude oil prices. At the end of the Reporting Period, we remained positive on Royal Dutch Shell, as we believed the company continued to reprioritize its investments and reduce potential risks to its dividend. New projects were widely expected to deliver $5 billion in incremental cash on a net basis, and the company was focusing on small projects that we believe could add value. Royal Dutch Shell is also attractive, in our view, because of its continued share buybacks, attractive dividend yield and exposure to the liquefied natural gas market.

AT&T detracted because the Fund was underweight relative to the Russell Index and its stock performed well. The multinational telecommunications provider benefited from efforts to refocus on its core business, driven by pressure from activist investor Elliott Management. By the end of the Reporting Period, we had exited the Fund’s position in AT&T because we considered Verizon Communications more attractive due to its competitive pricing and fifth-generation, or 5G, network trials.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in The Home Depot, a retailer of building materials and home improvement products. In our view, sales trends are likely to be positive, as the company has benefited from increasing activity in home remodeling. We considered the stock’s valuation attractive and believed an excellent management team was in place.

Another key purchase was Eli Lilly and Company, a leading pharmaceutical maker with a history of innovation and what we consider to be a strong drug pipeline. We are optimistic about the company, as we see accelerating top-line revenue growth due to drug launches, increased profit margin growth and earnings per share growth. In our opinion, Eli Lilly and Company is likely to outperform market expectations.

Among sales completed during the Reporting Period was the Fund’s position in SunTrust Banks. We considered SunTrust a high quality company with favorable growth prospects, but after it announced a merger with bank holding company BB&T, we decided to eliminate the position to pursue what we felt were more attractive ideas in the financials sector.

We exited the Fund’s investment in global biopharmaceutical company Pfizer. When the stock was purchased, we were positive about the company’s strong balance sheet and potential to grow by improving market share. However, the market reacted negatively to Pfizer’s second quarter 2019 earnings release, hurting its share price, and we decided to sell the Fund’s position in favor of other pharmaceutical stocks.

Q	What changes were made to the Fund’s equity market sector and industry weightings during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s exposures to the health care, energy and communication services sectors. We increased its exposures to the consumer discretionary, industrials and materials sectors. At the end of the Reporting Period, the Fund was overweight relative to the Russell Index in the information technology, industrials, energy, and materials sectors. The Fund was underweight compared to the Russell Index in the financials, communication services, and utilities sectors. Relative to the Russell Index, the Fund was rather neutrally weighted in the consumer discretionary, health care, consumer staples and real estate sectors at the end of the Reporting Period.

Q	Which fixed income market segments significantly affected the Fund’s performance during the Reporting Period?

A	Relative to the ICE BofAML Index, an overweight position in energy-related high yield corporate bonds boosted the Fund’s results. In addition, the Fund benefited from its exposure to BBB-rated investment grade credits. Conversely, selection of industrial-related high yield corporate bonds detracted from the Fund’s performance. An underweight in consumer cyclical high yield corporate bonds, as well as a slight overweight in emerging markets debt, further diminished the Fund’s relative results.

FUND RESULTS

Q	How did the Fund’s tactical duration strategy and yield curve positioning affect performance during the Reporting Period?

A	During the Reporting Period, the Fund’s tactical duration strategy added to returns. Specifically, our decision to lengthen the Fund’s duration position through interest rate swaps contributed positively, as interest rates fell during the Reporting Period. We do not actively manage the Fund’s yield curve positioning as part of our investment process. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	What changes were made to the Fund’s fixed income weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposures to metals and mining and to packaging by decreasing its underweight positions versus the ICE BofAML Index in those two market segments. We increased the Fund’s overweight in the technology market segment, and we reduced the Fund’s overweight in cellular telecommunications. We shifted the Fund from an overweight in the health care market segment to a relatively neutral position and moved its overweight in the non-cable media market segment to an underweight position. At the end of the Reporting Period, the Fund’s largest overweights relative to the ICE BofAML Index were in the technology and banking market segments, while its largest underweight positions were in the gaming and lodging and the energy market segments.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned previously, the Income Builder Team wrote equity index options on a portion of the Fund’s equity allocation in an effort to generate additional cash flow and potentially reduce volatility (negative impact on performance). In addition, total return swaps were employed as part of the systematic strategy to buy and sell equity index options (negative impact). Within the Fund’s fixed income allocation, the Income Builder Team used interest rates swaps and U.S. Treasury futures as cost-efficient instruments to provide greater precision and versatility in the management of duration (both had a positive impact). To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed currency forwards to express our views on a given currency (neutral impact). Finally, equity futures were utilized within the Fund overall to help manage cash balances during the Reporting Period (positive impact).

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective February 19, 2019, Raymond Chan no longer served as a portfolio manager of the Fund, and Christopher Lvoff became a portfolio manager of the Fund. As of March 1, 2019, David Beers no longer served as a portfolio manager of the Fund, and Ashish Shah became a portfolio manager of the Fund. Effective July 17, 2019, Daniel Lochner no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Ashish Shah, Ron Arons, Collin Bell, Charles “Brook” Dane and Christopher Lvoff.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A

The U.S. equity market experienced robust performance from January 2019 through the end of the Reporting Period, with falling interest rates and the dovish shift in Fed monetary policy helping to boost U.S. equity prices. That said, volatility increased during the third calendar quarter, stemming from ongoing geopolitical and trade tensions as well as from heightened investor fears of a potential U.S. recession. In addition, the Income Builder Team saw more signs the economic cycle was aging. Accordingly, at the end of the Reporting Period, we expected choppy equity market conditions in the near term, though without clearer indications of deteriorating fundamentals, we thought it was too early to position the Fund for a downturn in global economic growth or corporate earnings. We planned to maintain our focus on what we believe are high quality companies with strong market positions and experienced management teams. In our opinion, emphasizing these durable businesses can potentially set the stage for outperformance amidst heightened volatility. Fundamental, bottom-up stock selection will continue to drive our process, not headlines or investor sentiment, regardless of the market direction. We maintained high conviction in the companies owned by the equity portion of the Fund at the end of the Reporting Period, and we believed they have the potential to outperform relative to the broader market regardless of the growth environment. Overall, we expected to continue focusing on undervalued companies we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures and firms that

FUND RESULTS

have been investing in their own businesses and are poised to gain market share. We planned to maintain our discipline in identifying companies with what we consider to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations, seeking to generate long-term outperformance.

Within the fixed income allocation, the Fund remained overweight U.S. high yield corporate bonds at the end of Reporting Period. Fundamentals had stopped improving, in our view, but corporate leverage had decreased and interest coverage ratios had improved even though top-line revenue gains had slowed. (Interest coverage ratios measure a company’s ability to fulfill its obligations to make interest payments on its outstanding debt.) We also saw indications of profit margin pressure. Nevertheless, we believed the macroeconomic environment remained healthy enough to support revenues, and we expected central bank stimulus to support continued access to the debt markets for better-quality high yield corporate bond issuers, as investor demand for higher-yielding assets persisted. With the Fed’s more dovish stance, we anticipated easier financial conditions and saw a lower near-term risk of recession and crude oil price shocks. However, there remained potential for ongoing interest rate volatility, including a more aggressive than market anticipated unwinding of Fed monetary policy or an inflation shock, higher risk premiums on the contagion from idiosyncratic risks or an escalation of geopolitical tensions. Market volatility in response to U.S.-China trade tensions may also continue in the face of prolonged uncertainty, in our opinion. Increased volatility in the equity market could also increase risk, as equity market volatility has historically been a headwind for high yield spreads (or yield differentials versus U.S. Treasuries). While not our base case, a further downshift in global economic growth poses another potential risk. In terms of its positioning at the end of the Reporting Period, the Fund was materially underweight energy-related high yield corporate bonds due to elevated levels of distress. Between January 2019 and the end of the Reporting Period, the energy market segment provided more than a third of the total number of defaults, as companies struggled to raise capital. Going forward, we planned to focus the Fund on U.S.-oriented market segments, including consumer non-cyclicals, cable and building materials. We expected to limit its exposure to autos and metals and mining, as these market segments tend to be more vulnerable to market volatility driven by trade tensions and slowing economic growth. From a ratings perspective, we favored B-rated high yield corporate bonds over BB-rated high yield corporate bonds, as BB-rated spreads had reached historically tight levels during the Reporting Period. In terms of maturities, we had a preference at the end of the Reporting Period for intermediate-term bonds, as we believed they offered the best carry and roll-down opportunities. (Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Roll-down opportunities arise when the value of a bond converges to par as maturity is approached.) In our view, the valuations of longer-maturity, higher quality bonds appeared extended at the end of the Reporting Period.

FUND BASICS

Income Builder Fund

as of October 31, 2019

TOP TEN EQUITY HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business

Johnson & Johnson	1.2%	Pharmaceuticals
Chevron Corp.	1.1	Oil, Gas & Consumable Fuels
Medtronic PLC	1.0	Health Care Equipment & Supplies
Royal Dutch Shell PLC ADR Class A	1.0	Oil, Gas & Consumable Fuels
Cisco Systems, Inc.	0.9	Communications Equipment
The Home Depot, Inc.	0.9	Specialty Retail
JPMorgan Chase & Co.	0.8	Banks
Verizon Communications, Inc.	0.8	Diversified Telecommunication Services
Comcast Corp. Class A	0.8	Media
Honeywell International, Inc.	0.7	Industrial Conglomerates

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Equity investments market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets as of October 31, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

FUND’S FIXED INCOME FUND COMPOSITION[3]

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments represent commercial papers. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS INCOME BUILDER FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on November 1, 2009 in Institutional Shares. For comparative purposes, the performance of the Fund’s current benchmarks, the Russell 1000® Value Index and the ICE BofAML BB to B U.S. High Yield Constrained Index, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Income Builder Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	13.34%	4.62%	7.95%	—
Including sales charges	7.12%	3.44%	7.34%	—

Class C
Excluding contingent deferred sales charges	12.44%	3.83%	7.15%	—
Including contingent deferred sales charges	11.41%	3.83%	7.15%	—

Institutional Class	13.76%	5.04%	8.38%	—

Investor (Commenced August 31, 2010)	13.59%	4.88%	N/A	8.16%

Class P (Commenced April 16, 2018)	13.77%	N/A	N/A	7.87%

Class R6 (Commenced July 31, 2015)	13.72%	N/A	N/A	5.60%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

FUND RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Quantitative Investment Strategies (“QIS”) portfolio management team, the Goldman Sachs Global Portfolio Solutions Group and the Dividend Assets Capital, LLC (“DAC”) portfolio management team, the Fund’s sub-adviser, discuss the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 10.41%, 9.55%, 10.85%, 10.73%, 10.86%, 10.08% and 10.78%, respectively. These returns compare to the 14.33% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. equity markets as a whole during the Reporting Period?

A	The S&P 500 Index gained 2.04% in November 2018 following a volatile prior month. Trade and political uncertainty persisted, but U.S. equities were buoyed by dovish comments from Federal Reserve (“Fed”) Chair Jerome Powell and by seemingly encouraging progress toward China-U.S. trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) The U.S. midterm elections on November 6th resulted in a divided government, as had been widely anticipated, with the Democrats gaining control of the House of Representatives and the Republicans maintaining their majority in the Senate. U.S. economic data remained strong, with Gross Domestic Product (“GDP”) growing at an annualized pace of 3.5% in the third quarter of 2018, following a 4.2% annualized GDP growth rate in the second calendar quarter. However, the rally was short-lived, as U.S. equities plunged in December 2018 on renewed investor fears, sparked by the arrest of a Chinese technology executive, the partial federal government shutdown and the U.S. President’s criticism of Fed Chair Powell.

The S&P 500 Index rose 13.65% in the first quarter of 2019. After a volatile end to 2018, the rally to begin 2019 marked the best first quarter performance for the S&P 500 Index since 1998. Fed commentary provided a supportive background for U.S. equities, as Fed Chair Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to the balance sheet runoff, or the shrinking of the Fed balance sheet as securities mature. The U.S. unemployment rate remained well below trend at 3.8% in February 2019, with a steady increase in wages of 3.4% year over year. Housing data continued to show strength in the first quarter, with new home sales reaching 667,000 in February, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates, resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was a point of significant strength in the U.S. economy, climbing in each month of the first quarter of 2019 and eventually reaching 98.4 in March, its highest level in six months. Economic growth concerns, however, failed to completely abate, as fourth quarter 2018 GDP growth was revised down in March to 2.2%. While the revision was evidence of a slowing U.S. economy, the result was largely priced in by equity markets and thus had a limited effect on stock prices outside of the financials sector, which tends to be more interest rate-sensitive.

The S&P 500 Index gained 4.30% in the second quarter of 2019, which, when combined with the sharp rally of the prior quarter, brought the S&P 500 Index to close its best first half of a calendar year since 1997. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (Noise refers to information or activity that confuses or misrepresents genuine underlying trends.) In

FUND RESULTS

April 2019, there was an optimistic outlook on a possible trade deal, but optimism then faded in May when the U.S. President threatened to raise then-current tariffs and impose new duties on $300 billion of additional Chinese imports. Sanctions were temporarily placed on a Chinese telecommunications giant, until they were lifted in June, when any additional tariffs or compromise were postponed. Also during the quarter, the market kept a close eye on the Fed. After steadily raising interest rates since 2015, the Fed alluded during the second quarter to a more accommodative approach. The market consensus had largely priced in at least one interest rate cut by the end of 2019, if not sooner. Economic indicators were mixed during the quarter, with consumer sentiment remaining elevated but nonfarm payrolls and manufacturing indices across the board falling short of market expectations.

The S&P 500 Index rose 1.70% in the third quarter of 2019. During the third quarter, global economic data continued to slow, prompting the Fed to adopt measures of monetary easing. The Fed cut interest rates in July and September — its first interest rate cuts since 2008 — in an effort to prolong the U.S. economic expansion. Economic data was largely mixed, with manufacturing data and consumer confidence showing signs of weakness, but domestic demand held steady in the context of a strong labor market.

The S&P 500 Index increased 2.17% in October 2019. U.S. equities welcomed signs of an easing in geopolitical tensions during the month, as U.S. and Chinese authorities appeared to move closer to a partial trade agreement, and the U.K. edged back from a no-deal Brexit. (Brexit is the term for the U.K.’s exit from, or path out of, the European Union.) U.S. economic data continued to soften, with the majority of weakness manifesting in the trade-sensitive manufacturing sector. Consumer confidence and the pace of job growth also fell moderately, and this overall picture of slowing economic momentum led the Fed to cut interest rates for the third time this calendar year.

For the Reporting Period overall, real estate, information technology and utilities were the best performing sectors in the S&P 500 Index. The weakest performing sector in the S&P 500 Index was energy, followed at some distance by health care and financials.

Within the U.S. equity market, all capitalization segments posted solid positive absolute returns, but on a relative basis, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed closely by mid-cap stocks, as measured by the Russell Midcap® Index, and then, at some distance, by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Q	What economic and market factors most influenced energy MLPs as a whole during the Reporting Period?

A	In the first months of the Reporting Period, fears about a U.S. economic slowdown, led by weakness abroad and trade tensions with China, triggered a global equity market sell-off, including energy Master Limited Partnerships (“MLPs”). Brent crude oil active contracts lost 26.8% between October 31, 2018 and December 31, 2018, while economically-sensitive indices like the Dow Jones Transportation Average declined approximately 10% and the S&P 500 Index shed approximately 7.6%. As a result, Fed policymakers paused their interest rate hiking cycle and signaled monetary policy would remain accommodative and “patient” with any future interest rate increases. Risky assets subsequently rebounded from their December 2018 lows in the new calendar year, including equity markets and commodity prices. In the meantime, U.S. economic data, such as Purchasing Managers Index (“PMI”), Consumer Sentiment Index and labor market data all came in above consensus expectations. China’s PMI also reverted from contraction to expansion, suggesting its government’s stimulus measures put in place in 2018 started to channel through different economic sectors. With the relief rally at the start of 2019, Brent crude oil active contracts jumped 31.6% between January 1, 2019 and April 30, 2019. For the same time period, the Dow Jones Transportation Average rebounded approximately 18.8% and the S&P 500 Index was up approximately 18.3%.

U.S. economic growth slowed somewhat during the third quarter of 2019 to less than 2% on a year over year basis. Industrial production growth was weak, partially offset by healthy consumer spending. The International Monetary Fund lowered its expectations for global economic growth as well, as U.S.-China trade tensions, Brexit and Middle East geopolitical risks created uncertainties, thus increasing the volatility of commodity prices, as concerns about an economic slowdown can lead to a reduction of energy demand. The Fed and other major central banks around the world enacted increasingly accommodative monetary policies in an effort to prevent an economic meltdown. On the positive side, the cost of capital remained relatively

FUND RESULTS

inexpensive, and the capital markets remained open to most of the midstream energy companies. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.)

In this persistently low commodity demand environment, many exploration and production companies were rationalizing their drilling capital expenditures, with many reducing the number of rigs operating. Even with fewer rigs, however, U.S. producers hit 12 million barrels per days early in 2019 and stayed above this level, with the exception of July 2019. As of the end of October 2019, the Energy Information Administration reported 12.6 million barrels per day of production and 696 oil rigs versus 11.5 million barrels per day with 874 rigs one year prior. Resilient production triggered oversupply fears from market participants.

Front-month West Texas Intermediate (“WTI”) crude contract prices spent much of the Reporting Period trading between $50 to $65 per barrel, with an average price of $57 per barrel. Even with the attack on Saudi Arabian oil sites temporarily disrupting crude oil supply, an increase in oil prices was not sustained, only an increase in oil price volatility. In this environment, midstream assets operators, as measured by the Alerian U.S. Midstream Energy Index (“AMNA”), which is a broad-based composite of North American energy infrastructure companies, delivered a total return of 6.42% for the Reporting Period. The energy MLP-based Alerian MLP Index (“AMZ”) posted a total return of -6.53%, and the S&P 500 Index energy sector generated a total return of -11.04% for the Reporting Period. To compare, natural gas contract prices and WTI crude oil contract prices returned -10.14% and -17.20%, respectively, during the Reporting Period.

AMNA’s outperformance of AMZ indicated, in our view, strength and investor acceptance for non-MLP structured midstream assets operators, especially for those Canadian companies operating in the space. AMNA’s and AMZ’s outperformance of pure energy companies indicated, in our opinion, that the attractive yield and improved business fundamentals for the midstream space were embraced by investors seeking income and energy commodity exposure.

Notably, during the Reporting Period, the topic of simplification — through a Limited Partnership roll up or an Incentive Distribution Rights (“IDRs”) buy in or a structural change from an MLP to a C-corp — to seek to attract a broad investor base was at the forefront of traditional MLP management decision making. (IDRs give a general partner an increasing share of a limited partnership’s incremental distributable cash flow. Used in MLPs, IDRs outline per-unit distribution increases to the limited partners. IDRs are used to align the interests of all parties in a partnership. A C-corp, or C-corporation, is a corporation in which the owners, or shareholders, are taxed separately from the entity.) As a result, there was increased merger activity between limited partners and general partners during the Reporting Period. Some of these corporate events caused heightened volatility. Some became a catalyst for superior performance, for as idiosyncratic risks increased, actively managed strategies outperformed passively managed strategies during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted solid absolute gains, it underperformed the S&P 500 Index on a relative basis for the Reporting Period.

During the Reporting Period, the Fund’s dividend-paying investments underperformed the S&P 500 ex-Energy Index, the benchmark used for the dividend-paying growers portion of the Fund. Stock selection detracted from relative results within this portion of the Fund. Sector allocation contributed positively, albeit modestly.

For the Reporting Period, the Fund’s MLP assets outperformed the Alerian MLP Index, the benchmark used for the MLP portion of the Fund. Such outperformance was driven by favorable stock selection and, to a lesser degree, by effective allocation positioning. In particular, DAC’s focus on high quality midstream assets operators and its ability to construct the MLP portion of the Fund in a way to reduce idiosyncratic risks was key to its relative performance during the Reporting Period, as the industry continued to face macro and fundamental challenges. On a factor level, the Fund’s MLPs had positive active exposure to larger market cap size, higher growth and timely trade activity and negative exposure to high yield, high leverage and deep value. These factors are consistent with DAC’s investment strategy of

FUND RESULTS

seeking to capture returns from high quality midstream operators. A position in cash within this portion of the Fund, albeit modest, detracted from relative results during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The dividend-paying growers portion of the Fund does not take explicit sector bets relative to the S&P 500 ex-Energy Index but rather allocations are the result of stock selection. That said, the sectors that detracted most on a relative basis to the S&P 500 ex-Energy Index during the Reporting Period were industrials, consumer discretionary and communication services. Partially offsetting these detractors were information technology, materials and utilities, which contributed positively to this portion of the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 ex-Energy Index during the Reporting Period were overweight positions in multimedia company CBS and package and freight delivery and logistics provider FedEx and an underweight position in software behemoth Microsoft. CBS and FedEx underperformed the S&P 500 ex-Energy Index and Microsoft outperformed the S&P 500 ex-Energy Index during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	The top individual contributors to the Fund’s relative performance during the Reporting Period were overweight positions in semiconductor companies Xilinx, Applied Materials and KLA, each of which outperformed the S&P 500 ex-Energy Index during the Reporting Period.

Q	Which industries within the Alerian MLP Index most significantly affected Fund performance during the Reporting Period?

A	As measured by the Alerian MLP Index, the GICS sub-industries that contributed most positively on a relative basis during the Reporting Period were oil and gas storage and transportation; oil and gas equipment and services; and renewable electricity. Effective security selection helped most within oil and gas storage and transportation, while having an overweight to oil and gas transportation and services and exposure to renewable electricity, which each outperformed the Alerian MLP Index during the Reporting Period, boosted relative results most.

The sub-industries that detracted most from the MLP portion of the Fund during the Reporting Period were oil and gas refining and marketing; coal and consumable fuels; and oil and gas exploration and production. Both weak stock selection within and having an underweight to oil and gas refining and marketing hurt most. Having overweights to both coal and consumable fuels and oil and gas exploration and production detracted.

Q	What were some of the Fund’s best-performing MLPs during the Reporting Period?

A	Relative to the Alerian MLP Index, among those MLPs that contributed most to the Fund’s performance during the Reporting Period were USA Compression Partners LP, ONEOK Inc. and Cheniere Energy Partners LP. Each of these holdings delivered a double-digit positive absolute return during the Reporting Period, and the MLP portion of the Fund was overweight USA Compression Partners LP and Cheniere Energy Partners LP and had exposure to ONEOK Inc, which is not a component of the Alerian MLP Index but which significantly outperformed the Alerian MLP Index..

Q	Which MLPs detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those MLPs detracting most from the Fund’s results relative to the Alerian MLP Index were overweight positions in Antero Midstream Corp. and Alliance Resources Partners LP and exposure to Targa Resources Corp., which is not a component of the Alerian MLP Index. Each posted a double-digit negative return within the MLP portion of the Fund during the Reporting Period.

Q	How did the Fund use derivatives during the Reporting Period?

A	The MLP portion of the Fund did not use derivatives during the Reporting Period. The dividend-paying equity investments portion of the Fund used equity index futures on an opportunistic basis during the Reporting Period to equitize its modest cash position. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

FUND RESULTS

Q	Did the Fund make any significant equity purchases or sales during the Reporting Period?

A	The dividend-paying growers portion of the Fund uses a systematic, rules-based approach and thus equity purchases and sales are based solely on that quantitative process.

Q	Did the Fund make any significant purchases or sales of MLPs during the Reporting Period?

A	Notably, the Alerian MLP Index eliminated Alliance Resource Partners LP and USA Compression Partners LP during the Reporting Period, as it continues to refine its inclusion methodology. Each was a holding of the MLP portion of the Fund during the Reporting Period. Also Antero Resources Corp. sold Antero Midstream Partners LP to Antero Midstream Corp., announced in early October 2018, with the transaction closing mid-March 2019. The MLP portion of the Fund owned Antero Midstream Corp. before the deal and since then has reduced the Fund’s position.

During the Reporting Period, the MLP portion of the Fund initiated a position in TC Energy (“TRP”) and DCP Midstream LP (“DCP”). We established a Fund position in TRP, as we view it as a compelling total return opportunity. TRP is among the largest North American natural gas pipeline operators and storage providers. TRP has been a consistent dividend payer since 2000 despite challenging energy prices. At the time of purchase, we expected TRP to accelerate its earnings before interest, taxes, depreciation and amortization growth going forward due to multiple project start-ups that could potentially support higher dividend growth and, as a result, a stronger valuation. We established a Fund position in DCP, as we believed its valuation compression was overdone, and incremental improvement should support a better valuation, resulting potentially in a robust total return opportunity. Growing earnings as volumes transported and processed on existing assets increase and new projects come into service, combined with what we view as its stable cash flow, meaningful scale and basin diversification, could be near to medium term catalysts, in our opinion.

Conversely, the MLP portion of the Fund eliminated its position in EnLink Midstream LLC (“ENLC”) and Summit Midstream Partners LP (“SMLP”). We exited the Fund’s position in ENLC, as we believe its frequent management changes and what we see as its poor strategy execution adds additional risks during a challenging energy environment. We sold the Fund’s position in SMLP after it announced a distribution cut in early 2019. Based on our investment criteria, the distribution cut triggered DAC’s sell discipline. The timing of our sale proved prudent, as SMLP’s share price declined significantly since its distribution cut announcement.

Q	Were there any notable changes in the Fund’s equity sector weightings during the Reporting Period?

A	As mentioned earlier, under the QIS team’s investment approach, the dividend-paying growers portion of the Fund does not take sector bets by design. Therefore, the dividend-paying investments portion of the Fund, using a quantitative process, strove to be similar to the S&P 500 ex-Energy Index in terms of sector allocation. We seek to provide exposure to high quality, dividend-paying growers within each sector.

Q	Were there any notable changes in the Fund’s MLP weightings during the Reporting Period?

A	During the Reporting Period, the Alerian MLP Index updated its methodology guidance and inclusion rules. As a result, the Alerian MLP Index no longer has exposure to gas utilities; oil and gas exploration and production; oil and gas equipment services; and coal and consumable fuels. The only GICS sub-industries the Alerian MLP Index has exposure to since November 30, 2018 are oil and gas storage and transportation and oil and gas refining and marketing. Given these changes, the MLP portion of the Fund had out-of-benchmark exposure to oil and gas equipment and services; oil and gas exploration and production; coal and consumable fuels; and renewable electricity at the end of the Reporting Period. Based on GICS sub-industries, the MLP portion of the Fund had an underweighted allocation relative to the Alerian MLP Index in oil and gas storage and transportation and had no exposure to oil and gas refining and marketing at the end of the Reporting Period.

At the end of the Reporting Period, the MLP portion of the Fund had its largest allocation in the oil and gas storage and transportation sub-industry, equivalent to approximately 91.3% of the Fund’s MLP assets, excluding cash.

Q	How was the dividend-paying investments portion of the Fund positioned relative to the S&P 500 ex-Energy Index at the end of the Reporting Period?

A

As mentioned earlier, it is not part of the dividend-paying investments portion of the Fund’s approach to take sector bets. Thus, at the end of October 2019, the dividend-paying investments portion of the Fund had rather neutral positions

FUND RESULTS

in each sector of the S&P 500 ex-Energy Index, with the exception of information technology and communication services, wherein underweighted positions were held.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes in either portion of the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The Fund seeks long-term growth of capital and current income. Within the dividend-paying growers sleeve, we maintained confidence at the end of the Reporting Period in high quality business models that have demonstrated commitment to grow their dividend in a rather stable manner.

As for MLPs, we believed at the end of the Reporting Period that uncertainty around U.S.-China trade tensions, a global economic slowdown and Middle East turmoil remained vital factors impacting market sentiment toward near-term crude oil prices. On the industry level, the rate of shale production growth, rig counts and inventory data, as well as regulatory changes, remained just as crucial, as the U.S. becomes a major swing producer. (A swing producer is a supplier or a close oligopolistic group of suppliers of any commodity, controlling its global deposits and possessing large spare production capacity. A swing producer is able to increase or decrease commodity supply at minimal additional internal cost, and thus able to influence prices and balance the markets, providing downside protection in the short to middle term.) With that said, we believed that with such uncertainty, many opportunities for investment may present upside potential in 2020. At the end of the Reporting Period, we were optimistic around incremental improvement of U.S.-China trade relations, a rebound of the global economy, and a crude oil supply/demand deficit supporting moderate oil price recovery in 2020.

On a micro level, we believed midstream companies and MLPs had started to provide improved total return opportunities, as their distributions stabilized in comparison to the decline trend of the past couple of years and their dividend yields were relatively higher. During the Reporting Period, we continued to see a valuation gap between publicly-traded midstream companies, including MLPs, and their private counterparts. Private equity and pension funds have been actively seeking deeply discounted assets either with high leverage or have challenging growth aspects otherwise not desirable from public investors.

Most of the midstream companies and MLPs were able to deliver improved growth, stronger balance sheets and less complicated organization structures during the Reporting Period. As investors become more selective in the industry, performance dispersion widened. Although the midstream space overall had yet to return to historical valuation levels, further valuation re-rating may be well underway, as midstream companies’ and MLP’s management teams work to restore investor confidence with more consistent messaging and improved credibility. (When the market changes its view of a company, industry or sector sufficiently to make calculation ratios, such as price/earnings ratios, substantially higher or lower, this is a re-rating.)

Additionally, we believed opportunities remained around exports. Crude oil exports from the U.S. are widely expected to reach 4 million barrels per day in 2020, having reached 3.5 million barrels per day in March 2019, an almost one million barrel per day increase from 2018. Natural gas exports during the first half of 2019 doubled year over year for the second consecutive year. As more liquid natural gas facilities have come online during the second half of 2019, expanding U.S. liquid natural gas export capacity is expected by many analysts to rise to 8.9 billion cubic feet per day by the end of 2020. Midstream operators play a vital role, as they transport and store the barrels from producing basins to exporting terminals. In our view, the MLP portion of the Fund was well positioned at the end of the Reporting Period to benefit from this secular trend. We feel the capital markets remained accommodative to high quality midstream companies, with project returns being well above the cost of capital, potentially creating long-term economic value for shareholders. The MLP portion of the Fund is, we believe, positioned with what we consider to be the strongest companies whose businesses touch several points of the supply chain, with limited commodity exposure through long-term contracts or value-added services. Over the long term, we believe the MLP portion of the Fund’s focus on high quality has produced superior relative returns compared to the Alerian MLP Index, despite near-term market volatility. As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

FUND RESULTS

Index Definitions

The Alerian MLP Index (AMZ) is a widely recognized, unmanaged index that includes a composite of the 50 most prominent energy MLPs. The Index returns do not reflect the deduction of expenses, which have been deducted from net returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees.

The Alerian U.S. Midstream Energy Index (AMNA) is a broad-based composite of U.S. energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total return basis (AMNAX).

The Dow Jones Transportation Average is a price-weighted average of 20 transportation stocks traded in the U.S.

The S&P 500 Ex-Energy is designed to provide broad market exposure except for members of the energy sector.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

The University of Michigan Consumer Sentiment Index is a monthly survey of U.S. consumer confidence levels conducted by the University of Michigan. It is based on telephone surveys that gather information on consumer expectations regarding the overall economy. The index is designed to capture the mood of American consumers with regard to their economic well-being and outlook. Because consumer spending accounts for roughly 70% of U.S. gross domestic product, the index is regarded as one of the many important economic indicators followed by businesses, policymakers and participants in the investment community.

The Purchasing Managers Index (“PMI”) is an index of the prevailing direction of economic trends in the manufacturing and service sectors.

The Consumer Sentiment Index measures consumers’ attitudes towards the economy.

FUND BASICS

Rising Dividend Growth Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business
Comcast Corp. Class A	2.3%	Media
The Walt Disney Co.	2.3	Entertainment
Enterprise Products Partners LP	2.0	Oil, Gas & Consumable Fuels
Omnicom Group, Inc.	1.7	Media
Magellan Midstream Partners LP	1.6	Oil, Gas & Consumable Fuels
Energy Transfer LP	1.5	Oil, Gas & Consumable Fuels
UnitedHealth Group, Inc.	1.5	Health Care Providers & Services
CBS Corp. Class B	1.5	Media
MPLX LP	1.4	Oil, Gas & Consumable Fuels
CVS Health Corp.	1.3	Health Care Providers & Services

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Investment Companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on November 1, 2009 in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Rising Dividend Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	10.41%	5.65%	10.39%	—
Including sales charges	4.33%	4.46%	9.76%	—

Class C
Excluding contingent deferred sales charges	9.55%	4.86%	9.68%	—
Including contingent deferred sales charges	8.46%	4.86%	9.68%	—

Institutional Class	10.85%	6.08%	10.85%	—

Investor (Commenced February 27, 2012)	10.73%	5.92%	N/A	9.15%

Class P (Commenced April 23, 2018)	10.86%	N/A	N/A	7.61%

Class R (Commenced February 27, 2012)	10.08%	5.38%	N/A	8.60%

Class R6 (Commenced February 28, 2018)	10.78%	N/A	N/A	7.29%

*	Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 35.8%
Aerospace & Defense – 0.6%
21,619	Northrop Grumman Corp.	$7,620,265
12,244	Raytheon Co.	2,598,299

		10,218,564

Banks – 2.5%
174,939	Bank of America Corp.	5,470,342
186,975	BB&T Corp.	9,919,024
27,548	Cullen/Frost Bankers, Inc.	2,481,524
110,175	JPMorgan Chase & Co.	13,763,061
35,560	M&T Bank Corp.	5,566,207
89,202	Wells Fargo & Co.	4,605,499

		41,805,657

Beverages – 0.5%
162,776	The Coca-Cola Co.	8,859,898

Biotechnology – 0.2%
42,836	Gilead Sciences, Inc.	2,729,082

Capital Markets – 1.2%
162,676	Morgan Stanley	7,491,230
85,944	Northern Trust Corp.	8,566,898
47,384	Singapore Exchange Ltd. ADR	4,683,909

		20,742,037

Chemicals – 1.2%
100,228	DuPont de Nemours, Inc.	6,606,027
19,275	Ecolab, Inc.	3,702,149
44,665	Linde PLC	8,859,303

		19,167,479

Commercial Services & Supplies – 0.4%
81,815	Republic Services, Inc.	7,159,631

Communications Equipment – 1.1%
318,910	Cisco Systems, Inc.	15,151,414
124,470	Juniper Networks, Inc.	3,089,345

		18,240,759

Construction & Engineering – 0.6%
372,250	Vinci SA ADR	10,430,445

Containers & Packaging – 0.6%
226,587	International Paper Co.	9,897,320

Diversified Telecommunication Services – 0.8%
227,229	Verizon Communications, Inc.	13,740,538

Electric Utilities – 0.6%
798,506	Enel SpA ADR(a)	6,172,451
59,206	Xcel Energy, Inc.	3,760,173

		9,932,624

Electrical Equipment – 0.6%
503,091	Schneider Electric SE ADR	9,322,276

Electronic Equipment, Instruments & Components – 0.3%
51,590	TE Connectivity Ltd.	4,617,305

Common Stocks – (continued)
Energy Equipment & Services – 0.1%
107,194	Baker Hughes Co.	2,293,952

Equity Real Estate Investment Trusts (REITs) – 2.2%
29,728	American Tower Corp.	6,483,082
27,589	AvalonBay Communities, Inc.	6,005,022
45,833	Camden Property Trust	5,241,920
144,530	Hudson Pacific Properties, Inc.	5,191,517
161,179	Klepierre SA	6,007,985
256,988	SITE Centers Corp.	3,991,024
45,639	Ventas, Inc.	2,971,099

		35,891,649

Food & Staples Retailing – 0.2%
116,903	The Kroger Co.	2,880,490

Food Products – 0.6%
84,828	Nestle SA ADR	9,090,168

Health Care Equipment & Supplies – 1.4%
152,737	Medtronic PLC	16,633,059
51,038	Zimmer Biomet Holdings, Inc.	7,054,983

		23,688,042

Health Care Providers & Services – 0.4%
109,260	CVS Health Corp.	7,253,771

Hotels, Restaurants & Leisure – 0.8%
52,926	Las Vegas Sands Corp.	3,272,944
51,651	McDonald’s Corp.	10,159,752

		13,432,696

Household Durables – 0.3%
108,170	D.R. Horton, Inc.	5,664,863

Household Products – 0.6%
85,538	The Procter & Gamble Co.	10,650,336

Industrial Conglomerates – 0.7%
64,323	Honeywell International, Inc.	11,110,512

Insurance – 1.7%
59,926	Chubb Ltd.	9,133,921
66,341	Principal Financial Group, Inc.	3,541,282
30,327	The Travelers Cos., Inc.	3,974,656
32,513	Willis Towers Watson PLC	6,076,680
153,184	Zurich Insurance Group AG ADR	6,006,345

		28,732,884

IT Services – 0.6%
28,503	Automatic Data Processing, Inc.	4,624,042
34,821	Fidelity National Information Services, Inc.	4,588,015

		9,212,057

Machinery – 0.8%
42,822	Deere & Co.	7,457,023
42,141	Stanley Black & Decker, Inc.	6,377,198

		13,834,221

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value

Common Stocks – (continued)
Media – 0.8%
194,739	Bright Pattern Holding Co.	$253,160
299,823	Comcast Corp. Class A	13,438,067

		13,691,227

Metals & Mining – 0.5%
144,021	Rio Tinto PLC ADR	7,490,532

Multi-Utilities – 0.8%
81,085	Ameren Corp.	6,300,305
58,668	Public Service Enterprise Group, Inc.	3,714,271
25,196	Sempra Energy	3,641,074

		13,655,650

Oil, Gas & Consumable Fuels – 3.8%
183,440	Antero Midstream Corp.	1,181,353
240,335	BP PLC ADR	9,111,100
157,019	Chevron Corp.	18,236,187
547,918	Energy Transfer LP	6,898,288
45,213	Marathon Petroleum Corp.	2,891,371
128,349	Plains All American Pipeline LP	2,326,967
277,277	Royal Dutch Shell PLC ADR Class A	16,073,748
315,649	The Williams Cos., Inc.	7,042,129

		63,761,143

Personal Products – 0.6%
174,232	Unilever NV	10,321,504

Pharmaceuticals – 2.8%
142,581	AstraZeneca PLC ADR	6,990,746
96,846	Eli Lilly & Co.	11,035,602
149,090	Johnson & Johnson	19,685,844
103,870	Novartis AG ADR	9,082,393

		46,794,585

Road & Rail – 0.9%
30,370	Norfolk Southern Corp.	5,527,340
56,896	Union Pacific Corp.	9,414,012

		14,941,352

Semiconductors & Semiconductor Equipment – 0.9%
136,782	Intel Corp.	7,732,287
67,382	Texas Instruments, Inc.	7,950,402

		15,682,689

Software – 0.5%
62,290	Microsoft Corp.	8,930,517

Specialty Retail – 1.2%
285,838	Industria de Diseno Textil SA ADR	4,467,648
64,261	The Home Depot, Inc.	15,074,345

		19,541,993

Technology Hardware, Storage & Peripherals – 0.5%
34,710	Apple, Inc.	8,634,460

Common Stocks – (continued)
Technology – Software/Services(b)(c) – 0.0%
194,739	Aspect Software, Inc. Class B	48,685

Tobacco – 0.4%
82,671	Philip Morris International, Inc.	6,732,726

Water Utilities – 0.5%
71,745	American Water Works Co., Inc.	8,844,005

TOTAL COMMON STOCKS
(Cost $506,776,409)		$599,670,324

Shares	Dividend Rate	Value

Preferred Stocks(d) – 0.6%
Capital Markets(e) – 0.3%
Morgan Stanley (3M USD LIBOR + 3.708%)
183,597	6.375%	$5,168,256

Diversified Telecommunication Services – 0.1%
Qwest Corp.
43,276	6.500	1,103,105

Insurance(e) – 0.2%
Delphi Financial Group, Inc. (3M USD LIBOR + 3.190%)
143,849	5.348	3,344,489

TOTAL PREFERRED STOCKS
(Cost $8,780,987)		$9,615,850

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 46.8%
Advertising(d)(f) – 0.0%
Outfront Media Capital LLC/Outfront Media Capital Corp.
$360,000	5.000%		08/15/27	$377,550

Aerospace & Defense(d) – 0.7%
Arconic, Inc.
2,950,000	5.400		04/15/21	3,044,665
Bombardier, Inc.(f)
2,330,000	7.500		03/15/25	2,213,500
TransDigm, Inc.
2,750,000	6.000		07/15/22	2,797,025
365,000	6.500		05/15/25	379,144
3,300,000	5.500	(f)	11/15/27	3,287,625

				11,721,959

Agriculture – 0.6%
BAT Capital Corp.(d)
10,000,000	4.390		08/15/37	9,856,300
MHP SE
330,000	7.750		05/10/24	349,800

				10,206,100

Airlines(f) – 0.1%
Air Canada Pass Through Trust Series 2013-1, Class B
1,732,381	5.375		11/15/22	1,780,333

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Automotive – 0.7%
American Axle & Manufacturing, Inc.(d)
$1,950,000	6.250%	04/01/25	$1,881,750
Delphi Technologies PLC(f)
4,100,000	5.000	10/01/25	3,556,750
Ford Motor Credit Co. LLC
2,500,000	5.875	08/02/21	2,621,250
General Motors Co.(d)
3,000,000	6.600	04/01/36	3,478,410

			11,538,160

Banks – 3.6%
Akbank Turk A/S(d)(e) (5 year USD Swap + 5.026%)
320,000	7.200	03/16/27	301,900
Banco do Brasil SA(d)(e) (10 Year CMT + 4.398%)
560,000	6.250	04/15/49	554,288
Banco Mercantil del Norte SA(d)(e)(f) (5 Year CMT + 4.967%)
680,000	6.750	09/27/49	690,200
Bank of America Corp.(d)(e) (3M USD LIBOR + 3.898%)
4,000,000	6.100	12/29/49	4,420,000
BBVA Bancomer SA(d)(e) (5 Year CMT + 2.650%)
530,000	5.125	01/18/33	514,391
BNP Paribas SA(f)
2,700,000	4.375	05/12/26	2,883,627
CIT Group, Inc.(d)
4,025,000	5.250	03/07/25	4,432,531
Citigroup, Inc.(d)(e) (3M USD LIBOR + 4.517%)
4,000,000	6.250	12/29/49	4,530,000
Credit Suisse Group AG(d)(e)(f) (5 year USD Swap + 4.598%)
4,025,000	7.500	12/29/49	4,397,312
Deutsche Bank AG(d)(e) (5 year USD Swap + 2.248%)
2,000,000	4.296	05/24/28	1,895,000
FirstRand Bank Ltd.(d)(e) (5 year USD Swap + 3.561%)
320,000	6.250	04/23/28	340,100
ING Groep NV(d)(e)
(5 year USD Swap + 4.445%)
4,275,000	6.000	12/29/49	4,301,719
(5 year USD Swap + 4.446%)
5,000,000	6.500	12/29/49	5,312,500
Intesa Sanpaolo SpA(f)
8,000,000	5.017	06/26/24	8,340,000
Itau Unibanco Holding SA(d)(e) (5 Year CMT + 3.981%)
500,000	6.125	12/12/49	514,141
JPMorgan Chase & Co.(d)(e) (3M USD LIBOR + 3.330%)
4,000,000	6.125	12/29/49	4,375,520
Royal Bank of Scotland Group PLC
2,675,000	3.875	09/12/23	2,793,208
2,975,000	6.000	12/19/23	3,298,079
Turkiye Vakiflar Bankasi TAO
200,000	6.000	11/01/22	193,000
UBS Group Funding Switzerland AG(d)(e) (5 year USD Swap + 4.590%)
6,000,000	6.875	12/29/49	6,553,620
United Bank for Africa PLC
470,000	7.750	06/08/22	497,613

			61,138,749

Corporate Obligations – (continued)
Beverages – 0.8%
Anadolu Efes Biracilik Ve Malt Sanayii A/S
350,000	3.375	11/01/22	346,390
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(d)
3,000,000	4.700	02/01/36	3,468,840
Anheuser-Busch InBev Worldwide, Inc.(d)
3,000,000	4.150	01/23/25	3,279,270
Central American Bottling Corp.(d)
480,000	5.750	01/31/27	504,900
Constellation Brands, Inc.(d)
2,700,000	3.700	12/06/26	2,890,604
Keurig Dr Pepper, Inc.(d)
2,000,000	4.057	05/25/23	2,121,120

			12,611,124

Building Materials(d) – 0.7%
BMC East LLC(f)
2,750,000	5.500	10/01/24	2,860,000
Builders FirstSource, Inc.(f)
3,482,000	5.625	09/01/24	3,625,632
1,675,000	6.750	06/01/27	1,809,000
Cemex SAB de CV
490,000	5.700	01/11/25	502,679
230,000	7.750	04/16/26	247,825
Cornerstone Building Brands, Inc.(f)
2,780,000	8.000	04/15/26	2,731,350

			11,776,486

Chemicals – 0.8%
Ashland LLC(d)
3,010,000	6.875	05/15/43	3,431,400
Ingevity Corp.(d)(f)
1,225,000	4.500	02/01/26	1,235,719
OCI NV(d)(f)
1,250,000	5.250	11/01/24	1,289,063
PQ Corp.(d)(f)
3,400,000	6.750	11/15/22	3,510,500
Sasol Financing USA LLC(d)
200,000	6.500	09/27/28	222,594
Valvoline, Inc.(d)
1,950,000	5.500	07/15/24	2,020,687
WR Grace & Co-Conn(f)
1,800,000	5.125	10/01/21	1,863,000

			13,572,963

Coal(d) – 0.0%
Mongolian Mining Corp./Energy Resources LLC
330,000	9.250	04/15/24	303,600

Commercial Services – 1.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(d)(f)
1,750,000	5.750	07/15/27	1,793,750
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC(d)(f)
1,800,000	7.125	07/31/26	1,870,875
Global Liman Isletmeleri(d)
510,000	8.125	11/14/21	499,003

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Commercial Services – (continued)
Herc Holdings, Inc.(d)(f)
$2,610,000	5.500%		07/15/27	$2,720,925
IHS Markit Ltd.(d)(f)
5,675,000	4.750		02/15/25	6,242,727
Nielsen Finance LLC/Nielsen Finance Co.(d)(f)
5,450,000	5.000		04/15/22	5,470,437
Prime Security Services Borrower LLC/Prime Finance, Inc.(f)
3,550,000	5.250		04/15/24	3,616,563
Refinitiv US Holdings, Inc.(d)(f)
3,000,000	8.250		11/15/26	3,367,500
The Hertz Corp.(d)(f)
900,000	7.625		06/01/22	934,875
United Rentals North America, Inc.(d)
1,350,000	5.875		09/15/26	1,431,000

				27,947,655

Computers(d) – 0.9%
Banff Merger Sub, Inc.(f)
2,450,000	9.750		09/01/26	2,290,750
Dell International LLC/EMC Corp.(f)
5,000,000	8.100		07/15/36	6,427,900
Hewlett Packard Enterprise Co.
3,000,000	6.200		10/15/35	3,599,340
Western Digital Corp.
3,000,000	4.750		02/15/26	3,067,500

				15,385,490

Distribution & Wholesale(d)(f) – 0.3%
Core & Main Holdings LP(g) (PIK 9.375%, Cash 8.625%)
1,550,000	8.625		09/15/24	1,542,250
IAA, Inc.
750,000	5.500		06/15/27	802,500
Performance Food Group, Inc.
2,150,000	5.500		06/01/24	2,198,375
1,150,000	5.500		10/15/27	1,220,437

				5,763,562

Diversified Financial Services – 3.3%
Air Lease Corp.(d)
2,750,000	3.750		06/01/26	2,894,251
Allied Universal Holdco LLC/Allied Universal Finance Corp.(d)(f)
1,555,000	6.625		07/15/26	1,656,075
1,620,000	9.750		07/15/27	1,709,100
Ally Financial, Inc.
4,000,000	8.000		11/01/31	5,560,000
Avolon Holdings Funding Ltd.(d)(f)
3,450,000	5.250		05/15/24	3,756,360
CoBank ACB(d)(e) (3M USD LIBOR + 4.660%)
5,350,000	6.250		12/29/49	5,739,159
Curo Group Holdings Corp.(d)(f)
2,125,000	8.250		09/01/25	1,854,063
Global Aircraft Leasing Co. Ltd.(d)(f)(g) (PIK 7.250%, Cash 6.500%)
1,750,000	6.500		09/15/24	1,787,188
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(d)
4,000,000	6.250		02/01/22	4,095,000

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
Nationstar Mortgage Holdings, Inc.(d)(f)
3,050,000	8.125		07/15/23	3,229,187
Nationstar Mortgage LLC/Nationstar Capital Corp.(d)
2,223,000	6.500		07/01/21	2,231,336
Navient Corp.
5,000,000	5.875		03/25/21	5,187,500
3,000,000	5.500		01/25/23	3,120,000
Oilflow SPV 1 DAC
630,000	12.000		01/13/22	652,995
Park Aerospace Holdings Ltd.(d)(f)
2,235,000	5.250		08/15/22	2,382,215
Quicken Loans, Inc.(d)(f)
2,000,000	5.750		05/01/25	2,060,720
Springleaf Finance Corp.
2,600,000	6.125		05/15/22	2,795,000
3,500,000	7.125		03/15/26	3,994,375
75,000	6.625	(d)	01/15/28	82,969
Unifin Financiera SAB de CV(d)
350,000	7.375		02/12/26	350,700

				55,138,193

Electrical – 0.8%
Calpine Corp.(d)(f)
2,000,000	6.000		01/15/22	2,000,000
3,000,000	5.875		01/15/24	3,056,250
Electricite de France SA(d)(e)(f) (10 year USD Swap + 3.709%)
2,500,000	5.250		01/29/49	2,565,625
Eskom Holdings SOC Ltd.
200,000	5.750		01/26/21	201,625
630,000	6.350	(h)	08/10/28	667,997
Listrindo Capital B.V.(d)
520,000	4.950		09/14/26	530,075
LLPL Capital Pte Ltd.
454,572	6.875		02/04/39	530,736
Minejesa Capital B.V.
260,000	4.625		08/10/30	267,475
NRG Energy, Inc.(d)
2,800,000	3.750	(f)	06/15/24	2,903,737
140,000	7.250		05/15/26	153,300

				12,876,820

Electronics – 0.1%
The ADT Security Corp.
1,850,000	4.125		06/15/23	1,884,688

Energy-Alternate Sources(d) – 0.1%
Greenko Dutch B.V.
690,000	5.250		07/24/24	696,469
Neerg Energy Ltd.
340,000	6.000		02/13/22	336,175

				1,032,644

Engineering & Construction – 0.1%
Aeropuertos Dominicanos Siglo XXI SA(d)
630,000	6.750		03/30/29	670,950
GMR Hyderabad International Airport Ltd.
660,000	5.375		04/10/24	682,275

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Engineering & Construction – (continued)
IHS Netherlands Holdco B.V.(d)(f)
$200,000	7.125%		03/18/25	$206,180

				1,559,405

Entertainment(d)(f) – 0.3%
Motion Bondco DAC
3,250,000	6.625		11/15/27	3,310,937
Scientific Games International, Inc.
1,000,000	5.000		10/15/25	1,027,500
1,350,000	8.250		03/15/26	1,427,625

				5,766,062

Environmental(d)(f) – 0.2%
GFL Environmental, Inc.
1,430,000	8.500		05/01/27	1,573,000
Stericycle, Inc.
1,950,000	5.375		07/15/24	2,031,725

				3,604,725

Exploration and Production(d) – 0.0%
Compania General Combust
590,000	9.500		11/07/21	454,300

Food & Drug Retailing(d) – 0.8%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(f)
1,995,000	5.875		02/15/28	2,142,131
Arcor SAIC
110,000	6.000		07/06/23	98,416
B&G Foods, Inc.
4,020,000	5.250		04/01/25	4,105,425
Post Holdings, Inc.(f)
6,000,000	5.500		03/01/25	6,277,500

				12,623,472

Forest Products & Paper(d)(f) – 0.1%
Mercer International, Inc.
1,850,000	7.375		01/15/25	1,910,125

Gas(d) – 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.
4,125,000	5.875		08/20/26	4,568,438

Health Care Products(d) – 0.4%
Becton Dickinson & Co.
2,000,000	2.894		06/06/22	2,038,640
3,375,000	3.363		06/06/24	3,536,966
Hill-Rom Holdings, Inc.(f)
400,000	4.375		09/15/27	411,000

				5,986,606

Healthcare Providers & Services – 2.3%
Acadia Healthcare Co., Inc.(d)
2,100,000	6.500		03/01/24	2,178,750
Charles River Laboratories International, Inc.(d)(f)
650,000	4.250		05/01/28	660,563
CHS/Community Health Systems, Inc.(d)
3,000,000	6.250		03/31/23	2,925,000

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
Encompass Health Corp.(d)
1,200,000	4.500		02/01/28	1,224,000
HCA, Inc.
3,000,000	4.750		05/01/23	3,212,160
12,000,000	5.000		03/15/24	13,080,000
250,000	5.875	(d)	02/15/26	280,625
MEDNAX, Inc.(d)(f)
3,650,000	5.250		12/01/23	3,706,611
Tenet Healthcare Corp.
5,600,000	8.125		04/01/22	6,062,000
2,000,000	6.250	(d)(f)	02/01/27	2,115,000
Universal Health Services, Inc.(d)(f)
2,650,000	5.000		06/01/26	2,778,710

				38,223,419

Holding Companies-Diversified(d) – 0.0%
KOC Holding A/S
700,000	6.500		03/11/25	729,313

Home Builders – 0.5%
Installed Building Products, Inc.(d)(f)
800,000	5.750		02/01/28	840,000
Lennar Corp.(d)
1,825,000	4.125		01/15/22	1,868,344
PulteGroup, Inc.
3,000,000	7.875		06/15/32	3,810,000
Williams Scotsman International, Inc.(d)(f)
1,350,000	6.875		08/15/23	1,417,500

				7,935,844

Household Products(d) – 0.0%
Spectrum Brands, Inc.
700,000	5.750		07/15/25	729,750

Housewares(d) – 0.0%
Turkiye Sise ve Cam Fabrikalari A/S
530,000	6.950		03/14/26	550,869

Insurance – 0.4%
Fidelity & Guaranty Life Holdings, Inc.(d)(f)
2,850,000	5.500		05/01/25	3,049,500
Fortune Star BVI Ltd.(d)
340,000	5.250		03/23/22	338,725
HUB International Ltd.(d)(f)
1,760,000	7.000		05/01/26	1,810,600
Transatlantic Holdings, Inc.
75,000	8.000		11/30/39	111,455
USI, Inc.(d)(f)
1,850,000	6.875		05/01/25	1,882,375

				7,192,655

Internet – 1.2%
21Vianet Group, Inc.
400,000	7.875		10/15/21	405,007
Getty Images, Inc.(d)(f)
250,000	9.750		03/01/27	250,625
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(d)(f)
1,305,000	5.250		12/01/27	1,383,300

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Internet – (continued)
	GrubHub Holdings, Inc.(d)(f)
	$1,650,000	5.500%		07/01/27	$1,546,875
	Netflix, Inc.
	5,600,000	5.875		02/15/25	6,181,000
	Symantec Corp.(d)(f)
	4,000,000	5.000		04/15/25	4,100,000
	Uber Technologies, Inc.(d)(f)
	2,100,000	7.500		11/01/23	2,136,750
	VeriSign, Inc.(d)
	4,000,000	5.250		04/01/25	4,370,000

					20,373,557

Iron/Steel – 0.2%
	ABJA Investment Co. Pte Ltd.
	650,000	5.950		07/31/24	681,891
	Cleveland-Cliffs, Inc.(d)
	1,038,000	5.750		03/01/25	1,025,025
	2,250,000	5.875	(f)	06/01/27	2,137,500
	Vale Overseas Ltd.
	300,000	6.250		08/10/26	349,740

					4,194,156

Lodging – 0.5%
	MGM Resorts International
	8,000,000	6.750		10/01/20	8,290,000

Media – 5.2%
	Altice Financing SA(d)
	6,000,000	6.625	(f)	02/15/23	6,165,000
	200,000	7.500		05/15/26	212,250
	Altice Finco SA(d)(f)
	2,000,000	8.125		01/15/24	2,062,500
	AMC Networks, Inc.(d)
	1,800,000	4.750		08/01/25	1,818,000
	CCO Holdings LLC/CCO Holdings Capital Corp.(d)(f)
	3,000,000	5.875		05/01/27	3,180,000
	Charter Communications Operating LLC/Charter Communications Operating Capital(d)
	12,000,000	6.384		10/23/35	14,738,160
	Clear Channel Worldwide Holdings, Inc.(d)(f)
	383,000	9.250		02/15/24	421,300
	CSC Holdings LLC
	985,000	5.250		06/01/24	1,061,338
	5,450,000	5.500	(d)(f)	05/15/26	5,749,750
	Cumulus Media New Holdings, Inc.(d)(f)
	2,680,000	6.750		07/01/26	2,840,800
	Diamond Sports Group LLC/Diamond Sports Finance Co.(d)(f)
	1,590,000	5.375		08/15/26	1,661,550
	3,345,000	6.625		08/15/27	3,449,531
	DISH DBS Corp.
	6,300,000	5.875		07/15/22	6,583,500
	Entercom Media Corp.(d)(f)
	2,300,000	7.250		11/01/24	2,397,750
	3,050,000	6.500		05/01/27	3,194,875
	Gray Television, Inc.(d)(f)
	2,125,000	7.000		05/15/27	2,324,219

Corporate Obligations – (continued)
Media – (continued)
	iHeartCommunications, Inc.(d)(f)
	1,450,000	5.250		08/15/27	1,497,125
	Meredith Corp.(d)
	10,000	6.875		02/01/26	10,325
	Nexstar Broadcasting, Inc.(d)(f)
	1,500,000	5.625		07/15/27	1,578,750
	Scripps Escrow, Inc.(d)(f)
	1,050,000	5.875		07/15/27	1,076,250
	Sirius XM Radio, Inc.(d)(f)
	1,085,000	4.625		07/15/24	1,131,112
	The E.W. Scripps Co.(d)(f)
	1,875,000	5.125		05/15/25	1,903,125
	UPCB Finance IV Ltd.(d)(f)
	8,000,000	5.375		01/15/25	8,250,000
	Videotron Ltd.(d)(f)
	5,125,000	5.375		06/15/24	5,560,625
	Virgin Media Secured Finance PLC(d)
GBP	4,000,000	4.875		01/15/27	5,361,092
	Ziggo Bond Co. B.V.(d)(f)
	$3,000,000	5.875		01/15/25	3,082,500

					87,311,427

Mining – 1.3%
	Constellium SE(d)(f)
	2,100,000	5.875		02/15/26	2,194,500
	First Quantum Minerals Ltd.(d)(f)
	4,000,000	7.250		04/01/23	4,021,360
	FMG Resources August 2006 Pty Ltd.(d)(f)
	4,675,000	4.750		05/15/22	4,821,094
	Freeport-McMoRan, Inc.(d)
	2,950,000	3.875		03/15/23	2,994,250
	2,000,000	5.400		11/14/34	1,952,500
	Glencore Finance Canada Ltd.(f)
	3,000,000	5.550		10/25/42	3,240,570
	Novelis Corp.(d)(f)
	2,100,000	5.875		09/30/26	2,210,250
	Vedanta Resources Finance II PLC(d)(f)
	200,000	9.250		04/23/26	199,250

					21,633,774

Oil Field Services – 1.6%
	Antero Resources Corp.(d)
	6,500,000	5.125		12/01/22	4,875,000
	Chesapeake Energy Corp.
	525,000	8.000	(d)	01/15/25	346,500
	2,000,000	5.500		09/15/26	1,120,318
	DNO ASA(d)(f)
	500,000	8.375		05/29/24	496,900
	Ensign Drilling, Inc.(d)(f)
	1,400,000	9.250		04/15/24	1,211,000
	Geopark Ltd.(d)
	330,000	6.500		09/21/24	340,003
	Gulfport Energy Corp.(d)
	3,200,000	6.375		01/15/26	1,920,000
	Kosmos Energy Ltd.(d)
	500,000	7.125		04/04/26	521,406

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Laredo Petroleum, Inc.(d)
	$2,300,000	5.625%		01/15/22	$2,185,000
	Matador Resources Co.(d)
	3,000,000	5.875		09/15/26	2,880,000
	MEG Energy Corp.(d)(f)
	1,425,000	6.375		01/30/23	1,357,312
	Nexen, Inc.
	5,000	6.400		05/15/37	6,995
	50,000	7.500		07/30/39	79,547
	Nine Energy Service, Inc.(d)(f)
	1,450,000	8.750		11/01/23	1,094,750
	Noble Holding International Ltd.(d)
	840,000	7.750		01/15/24	520,800
	1,975,000	7.875	(f)	02/01/26	1,352,875
	Petrobras Global Finance B.V.(i)
	500,000	6.850		06/05/15	573,400
	Petroleos Mexicanos
EUR	220,000	2.500		08/21/21	251,500
	$80,000	6.490	(d)(f)	01/23/27	85,240
	Range Resources Corp.(d)
	2,250,000	5.875		07/01/22	2,137,500
	Sunoco LP/Sunoco Finance Corp.(d)
	545,000	5.500		02/15/26	565,438
	Tecpetrol SA(d)
	770,000	4.875		12/12/22	710,205
	Tullow Oil PLC(d)
	330,000	7.000		03/01/25	339,075
	USA Compression Partners LP/USA Compression Finance Corp.(d)
	1,300,000	6.875		04/01/26	1,304,875
	Whiting Petroleum Corp.
	427,000	1.250		04/01/20	419,704

					26,695,343

Packaging(f) – 1.4%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(d)
	6,000,000	6.000		02/15/25	6,292,500
	650,000	5.250		08/15/27	663,000
	Berry Global, Inc.(d)
	2,200,000	4.500		02/15/26	2,211,000
	2,000,000	5.625		07/15/27	2,120,000
	LABL Escrow Issuer LLC(d)
	1,750,000	6.750		07/15/26	1,815,625
	Mauser Packaging Solutions Holding Co.(d)
	2,150,000	5.500		04/15/24	2,211,812
	965,000	7.250		04/15/25	920,369
	Owens-Brockway Glass Container, Inc.
	1,750,000	5.875		08/15/23	1,846,250
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(d)
	190,000	7.000		07/15/24	196,650
	Sealed Air Corp.(d)
	2,000,000	5.250		04/01/23	2,135,000
	Trivium Packaging Finance B.V.(d)
	1,075,000	5.500		08/15/26	1,124,719
	1,300,000	8.500		08/15/27	1,382,875

					22,919,800

Corporate Obligations – (continued)
Pharmaceuticals(d) – 0.9%
	Bausch Health Cos., Inc.(f)
	453,000	5.875		05/15/23	459,229
	4,000,000	9.000		12/15/25	4,500,000
	CVS Health Corp.
	2,775,000	3.700		03/09/23	2,890,631
	HLF Financing S.a.r.l. LLC/Herbalife International, Inc.(f)
	2,745,000	7.250		08/15/26	2,868,525
	Mylan NV
	3,000,000	3.950		06/15/26	3,114,990
	Vizient, Inc.(f)
	580,000	6.250		05/15/27	626,400

					14,459,775

Pipelines – 3.0%
	Buckeye Partners LP(d)
	1,025,000	4.350		10/15/24	1,027,634
	2,331,000	3.950		12/01/26	2,157,364
	929,000	4.125		12/01/27	856,566
	Cheniere Energy Partners LP(d)(f)
	1,800,000	4.500		10/01/29	1,836,000
	DCP Midstream Operating LP(f)
	4,000,000	6.750		09/15/37	4,140,000
	Energy Transfer Operating LP
	4,000,000	4.250	(d)	03/15/23	4,205,568
	2,985,000	6.625		10/15/36	3,603,761
	Enterprise Products Operating LLC(d)(e) (3M USD LIBOR + 2.778%)
	1,000,000	4.909		06/01/67	923,730
	Genesis Energy LP/Genesis Energy Finance Corp.(d)
	3,500,000	6.000		05/15/23	3,403,750
	Kinder Morgan Energy Partners LP
	7,000,000	7.300		08/15/33	9,312,660
	NGPL PipeCo LLC(d)(f)
	1,315,000	4.375		08/15/22	1,361,025
	Plains All American Pipeline LP/PAA Finance Corp.(d)
	3,000,000	3.600		11/01/24	3,072,360
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.(d)
	5,000,000	5.125		02/01/25	5,125,000
	The Williams Cos., Inc.
	7,000,000	7.500		01/15/31	9,038,029

					50,063,447

Real Estate Investment Trust – 3.2%
	American Tower Corp.
	2,250,000	5.000		02/15/24	2,492,302
	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL(d)(f)
	600,000	5.750		05/15/26	624,265
	Country Garden Holdings Co. Ltd.(d)
	650,000	6.500		04/08/24	690,625
	Crown Castle International Corp.
	2,250,000	5.250		01/15/23	2,453,996
	Equinix, Inc.(d)
	3,000,000	5.375		04/01/23	3,063,750
	8,000,000	5.750		01/01/25	8,270,000

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
	Growthpoint Properties International Pty Ltd.
	$470,000	5.872%		05/02/23	$503,135
	IRSA Propiedades Comerciales SA(d)
	540,000	8.750		03/23/23	434,025
	Kaisa Group Holdings Ltd.
	320,000	11.750		02/26/21	332,700
	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(d)(f)
	2,500,000	5.875		08/01/21	2,534,375
	4,000,000	5.250		03/15/22	4,140,000
	MPT Operating Partnership LP/MPT Finance Corp.(d)
	4,000,000	6.375		03/01/24	4,194,200
	3,000,000	5.000		10/15/27	3,172,500
	NE Property B.V.(d)
EUR	470,000	1.750		11/23/24	529,816
	Realogy Group LLC/Realogy Co-Issuer Corp.(d)(f)
	$350,000	4.875		06/01/23	340,375
	1,950,000	9.375		04/01/27	1,915,875
	SBA Communications Corp.(d)
	15,016,000	4.875		07/15/22	15,203,700
	Scenery Journey Ltd.(d)
	310,000	13.000		11/06/22	311,712
	Starwood Property Trust, Inc.(d)
	2,700,000	4.750		03/15/25	2,797,875
	Theta Capital Pte Ltd.(d)
	340,000	7.000		04/11/22	340,850

					54,346,076

Retailing – 1.1%
	1011778 BC ULC/New Red Finance, Inc.(d)(f)
	3,000,000	5.000		10/15/25	3,097,500
	eG Global Finance PLC(d)(f)
	3,800,000	6.750		02/07/25	3,795,250
	Eurotorg LLC Via Bonitron DAC
	410,000	8.750		10/30/22	441,262
	IRB Holding Corp.(d)(f)
	2,710,000	6.750		02/15/26	2,757,425
	L Brands, Inc.
	3,000,000	6.875		11/01/35	2,535,000
	PetSmart, Inc.(d)(f)
	2,800,000	5.875		06/01/25	2,758,000
	Staples, Inc.(d)(f)
	2,150,000	7.500		04/15/26	2,241,375
	Suburban Propane Partners LP/Suburban Energy Finance Corp.(d)
	550,000	5.500		06/01/24	562,375

					18,188,187

Semiconductors – 0.7%
	Amkor Technology, Inc.(d)(f)
	850,000	6.625		09/15/27	930,750
	Broadcom Corp./Broadcom Cayman Finance Ltd.
	2,000,000	2.375		01/15/20	2,000,720
	Broadcom, Inc.(d)(f)
	4,000,000	3.625		10/15/24	4,108,880
	Microchip Technology, Inc.
	2,000,000	3.922		06/01/21	2,046,960

Corporate Obligations – (continued)
Semiconductors – (continued)
	NXP B.V./NXP Funding LLC(f)
	3,000,000	4.125		06/01/21	3,084,030

					12,171,340

Software(d) – 0.6%
	Camelot Finance SA(f)
	2,250,000	4.500		11/01/26	2,272,500
	Fiserv, Inc.
	2,775,000	3.200		07/01/26	2,899,442
	Nuance Communications, Inc.
	3,000,000	5.625		12/15/26	3,187,500
	SS&C Technologies, Inc.(f)
	850,000	5.500		09/30/27	906,313

					9,265,755

Telecommunication Services – 5.1%
	Altice France SA(d)(f)
	5,000,000	7.375		05/01/26	5,356,250
	AT&T, Inc.(d)
	3,000,000	5.250		03/01/37	3,536,070
	CenturyLink, Inc.
	5,000,000	6.450		06/15/21	5,262,500
	CommScope, Inc.(d)(f)
	2,000,000	5.500		06/15/24	1,892,500
	1,100,000	6.000		03/01/26	1,128,875
	250,000	8.250		03/01/27	236,250
	Connect Finco S.A.R.L./Connect US Finco LLC(d)(f)
	3,500,000	6.750		10/01/26	3,661,875
	Digicel Group One Ltd.(d)(f)
	1,955,000	8.250		12/30/22	1,145,508
	Digicel Group Two Ltd.(d)(f)
	1,845,000	8.250		09/30/22	461,250
	Frontier Communications Corp.(d)
	6,000,000	11.000		09/15/25	2,820,000
	1,250,000	8.500	(f)	04/01/26	1,250,000
	Intelsat Jackson Holdings SA(d)(f)
	4,800,000	8.000		02/15/24	4,944,000
	3,000,000	8.500		10/15/24	3,026,250
	MTN Mauritius Investments Ltd.
	620,000	6.500		10/13/26	684,519
	Nokia of America Corp.
	3,000,000	6.450		03/15/29	3,105,000
	Qwest Corp.
	4,780,000	6.750		12/01/21	5,154,503
	SoftBank Group Corp.(d)
	3,550,000	4.750		09/19/24	3,598,812
	1,575,000	6.125		04/20/25	1,675,391
	Sprint Corp.
	10,039,000	7.875		09/15/23	11,093,095
	T-Mobile USA, Inc.(d)
	3,000,000	4.000		04/15/22	3,078,750
	6,000,000	6.500		01/15/26	6,442,500
	Telecom Argentina SA(d)
	340,000	6.500		06/15/21	320,875
	310,000	8.000	(f)	07/18/26	277,353
	Telecom Italia Capital SA
	4,000,000	7.721		06/04/38	4,875,000

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	Telecom Italia SpA(f)
	$5,000,000	5.303%	05/30/24	$5,386,575
	Telesat Canada/Telesat LLC(d)(f)
	575,000	6.500	10/15/27	598,967
	Verizon Communications, Inc.
	3,000,000	5.250	03/16/37	3,764,610

				84,777,278

Toys/Games/Hobbies(d) – 0.1%
	Mattel, Inc.
	2,475,000	3.150	03/15/23	2,360,531

Transportation – 0.1%
	Mexico City Airport Trust(d)
	520,000	5.500	10/31/46	522,438
	MV24 Capital B.V.(f)
	340,000	6.748	06/01/34	355,300
	Rumo Luxembourg S.a.r.l.(d)
	240,000	5.875	01/18/25	254,850

				1,132,588

	TOTAL CORPORATE OBLIGATIONS
	(Cost $761,026,792)			$785,074,093

Mortgage-Backed Obligations(e) – 0.0%
Collateralized Mortgage Obligations – 0.0%
Sequential Floating Rate – 0.0%
	JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1 (1M LIBOR + 0.520%)
	$49,889	2.343%	01/25/36	$49,568
	Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1 (1M LIBOR + 0.190%)
	239,323	2.208	07/25/47	224,568

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $128,471)			$274,136

Foreign Debt Obligations – 0.3%
Sovereign – 0.3%
	Ecuador Government International Bond
	$290,000	10.750%	03/28/22	308,578
	330,000	7.950	06/20/24	319,172
	Republic of Angola
	300,000	9.500	11/12/25	337,875
	Republic of Egypt
EUR	590,000	4.750	04/11/25	680,235
	Republic of Ghana
	$630,000	7.875	08/07/23	687,291
	Republic of Nigeria
	690,000	6.500	11/28/27	691,509
	Republic of Sri Lanka(f)
	630,000	6.350	06/28/24	637,875
	Republic of Turkey
	760,000	6.125	10/24/28	750,263

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Ukraine Government Bond
	680,000	7.750	09/01/23	727,600

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $4,919,612)			$5,140,398

Bank Loans(e)(j) – 7.1%
Aerospace – 0.3%
	TransDigm, Inc. (1M LIBOR + 2.500%)
	$4,283,062	4.286%	06/09/23	$4,261,090

Automotive – 0.3%
	Adient US LLC (3M LIBOR + 4.250%)
	4,365,138	6.889	05/06/24	4,251,906

Chemicals – 0.3%
	Momentive Performance Materials, Inc. (1M LIBOR + 3.250%)
	2,144,625	5.040	05/15/24	2,103,083
	Starfruit Finco B.V. (1M LIBOR + 3.250%)
	2,908,963	5.190	10/01/25	2,833,243

				4,936,326

Entertainment – 0.2%
	AMC Entertainment Holdings, Inc. (6M LIBOR + 3.000%)
	2,835,750	5.230	04/22/26	2,832,999

Environmental – 0.1%
	Advanced Disposal Services, Inc. (1 Week LIBOR + 2.250%)
	1,978,437	4.086	11/10/23	1,980,890

Food & Drug Retailers – 0.0%
	B&G Foods, Inc. (3M LIBOR + 2.500%)
	750,000	4.475	10/10/26	752,347

Health Care – Services – 0.4%
	MPH Acquisition Holdings LLC (3M LIBOR + 2.750%)
	1,928,826	4.854	06/07/23	1,804,551
	Sotera Health Holdings LLC (3M LIBOR + 3.000%)
	1,984,733	4.927	05/15/22	1,947,519
	U.S. Renal Care, Inc. (1M LIBOR + 5.000%)
	2,200,000	6.786	06/26/26	2,028,312
	Verscend Holding Corp. (1M LIBOR + 4.500%)
	1,386,000	6.286	08/27/25	1,386,000

				7,166,382

Home Construction – 0.1%
	Brookfield Residential Properties, Inc. (1M LIBOR + 2.250%)
	2,037,890	4.036	08/28/23	2,006,058

Media – Broadcasting & Radio – 0.2%
	Cumulus Media New Holdings, Inc. (1M LIBOR + 3.750%)
	925,000	5.536	03/31/26	928,663
	Getty Images, Inc. (1M LIBOR + 4.500%)
	1,985,000	6.313	02/19/26	1,930,412

				2,859,075

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(e)(j) – (continued)
Media – Cable – 0.3%
CSC Holdings LLC
(1M LIBOR + 2.250%)
$1,711,582	4.171%	07/17/25	$1,701,364
(2M LIBOR + 2.500%)
3,801,875	4.327	04/15/27	3,795,070

			5,496,434

Metals & Mining – 0.2%
Aleris International, Inc. (1M LIBOR + 4.750%)
3,950,000	6.536	02/27/23	3,947,551

Packaging – 0.2%
Reynolds Group Holdings, Inc. (1M LIBOR + 2.750%)
2,969,465	4.536	02/05/23	2,967,832

Pharmaceuticals – 0.7%
Alphabet Holding Co., Inc. (1M LIBOR + 7.750%)
5,000,000	9.536	09/26/25	4,256,250
Valeant Pharmaceuticals International, Inc. (1M LIBOR + 3.000%)
7,437,650	4.921	06/02/25	7,461,674

			11,717,924

Restaurants – 0.0%
1011778 B.C. Unlimited Liability Co. (1M LIBOR + 2.250%)
477,583	4.036	02/16/24	477,941

Retailers – 0.2%
OEConnection LLC (3M LIBOR + 4.250%)
2,078,030	5.823	09/25/26	2,057,250
Staples, Inc. (3M LIBOR + 5.000%)
1,596,000	7.123	04/16/26	1,571,597

			3,628,847

Services Cyclical – Business Services – 0.3%
EVO Payments International LLC (1M LIBOR + 3.250%)
2,969,849	5.050	12/22/23	2,971,097
Travelport Finance S.a.r.l. (3M LIBOR + 5.000%)
3,100,000	7.104	05/29/26	2,883,000

			5,854,097

Services Cyclical – Consumer Services – 0.2%
Asurion LLC (1M LIBOR + 3.000%)
3,367,809	4.786	08/04/22	3,368,415

Technology – Software/Services – 2.4%
Ancestry.com Operations, Inc. (1M LIBOR + 3.750%)
5,141,335	5.540	10/19/23	4,704,322
BMC Software Finance, Inc. (1M LIBOR + 4.250%)
4,974,216	6.036	10/02/25	4,595,827
Cerence, Inc. (3M LIBOR + 3.750%)
1,850,000	8.032	10/01/24	1,735,540
Ceridian HCM Holding, Inc. (1M LIBOR + 3.000%)
2,970,000	4.800	04/30/25	2,973,712
DCert Buyer, Inc. (1M LIBOR + 4.000%)
1,775,000	5.786	10/16/26	1,740,618
Financial & Risk US Holdings, Inc. (1M LIBOR + 3.750%)
4,118,875	5.536	10/01/25	4,138,440

Bank Loans(e)(j) – (continued)
Technology – Software/Services – (continued)
Infor (US), Inc. (3M LIBOR + 2.750%)
4,121,882	4.854	02/01/22	4,121,882
Ion Trading Technologies S.a.r.l. (3M LIBOR + 4.000%)
1,998,950	6.064	11/21/24	1,869,638
MA FinanceCo. LLC (1M LIBOR + 2.250%)
3,602,166	4.050	11/19/21	3,570,648
SS&C Technologies Holdings Europe S.a.r.l. (1M LIBOR + 2.250%)
1,315,649	4.036	04/16/25	1,317,846
SS&C Technologies, Inc. (1M LIBOR + 2.250%)
2,015,461	4.036	04/16/25	2,018,827
The Dun & Bradstreet Corp. (1M LIBOR + 5.000%)
3,100,000	6.804	02/06/26	3,107,099
The Ultimate Software Group, Inc. (1M LIBOR + 3.750%)
1,650,000	5.536	05/04/26	1,652,525
TIBCO Software, Inc. (1M LIBOR + 4.000%)
1,989,795	6.000	06/30/26	1,977,359

			39,524,283

Telecommunication Services – 0.2%
Level 3 Financing, Inc. (1M LIBOR + 2.250%)
3,000,000	4.036	02/22/24	3,002,250

Wireless Telecommunications – 0.2%
Intelsat Jackson Holdings SA(6M LIBOR + 3.750%)
3,000,000	5.682	11/27/23	2,994,390

Wirelines Telecommunications – 0.3%
Consolidated Communications, Inc. (1M LIBOR + 3.000%)
4,887,408	4.790	10/04/23	4,525,447

TOTAL BANK LOANS
(Cost $120,193,397)			$118,552,484

Shares	Description		Value

U.S. Treasury Obligation(k) – 0.1%
United States Treasury Note
1,730,000	1.875%	12/15/20	1,735,203
(Cost $1,727,831)

Shares	Dividend Rate	Value

Investment Companies(l) – 5.3%
Goldman Sachs Emerging Markets Equity Fund – Class R6
2,489	0.694%	$54,599
Goldman Sachs Financial Square Government Fund – Class R6
47,167,247	1.701	47,167,247
Goldman Sachs Financial Square Government Fund – Institutional Shares
42,020,144	1.701	42,020,144
Goldman Sachs High Yield Fund – Class R6
8,336	5.630	53,353

TOTAL INVESTMENT COMPANIES
(Cost $89,285,869)		$89,295,343

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(f)(m) – 1.0%
Commercial Paper – 1.0%
AT&T, Inc.
$7,950,000	0.000%	12/10/19	$7,931,097
VW Credit, Inc.
1,750,000	0.000	12/06/19	1,746,447
5,000,000	0.000	02/03/20	4,972,028
1,750,000	0.000	03/30/20	1,734,431

TOTAL SHORT-TERM INVESTMENTS
(Cost $16,370,808)			$16,384,003

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,509,210,176)			$1,625,741,834

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(l) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
92,000	1.701%	$92,000
(Cost $92,000)

TOTAL INVESTMENTS – 97.0%
(Cost $1,509,302,176)		$1,625,833,834

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%		49,646,752

NET ASSETS – 100.0%		$1,675,480,586

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is on loan.

(b)	Security is currently in default and/or non-income producing.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2019.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Pay-in-kind securities.

(h)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $667,997, which represents approximately 0.0% of the Fund’s net assets as of October 31, 2019.

(i)	Actual maturity date is June 5, 2115.

(j)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on October 31, 2019. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(k)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(l)	Represents an affiliated issuer/fund.

(m)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At October 31, 2019, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
OEConnection LLC, due 09/25/26	$196,970	$195,000	$(998)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	1,396,085	EUR	1,264,242	11/27/19	$(16,394)
	USD	4,426,717	GBP	3,577,443	12/04/19	(212,458)

TOTAL						$(228,852)

FUTURES CONTRACTS — At October 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	359	12/20/19	$54,492,610	$550,684
Ultra Long U.S. Treasury Bonds	550	12/19/19	104,362,500	(3,811,963)
U.S. Long Bonds	23	12/19/19	3,711,625	(89,282)
2 Year U.S. Treasury Notes	8	12/31/19	1,724,813	(2,639)
10 Year U.S. Treasury Notes	173	12/19/19	22,541,359	184,158

Total				$(3,169,042)
Short position contracts:
Ultra 10 Year U.S. Treasury Notes	(126)	12/19/19	(17,905,781)	372,054
U.S. Long Bonds	(156)	12/19/19	(25,174,500)	470,359
5 Year U.S. Treasury Notes	(529)	12/31/19	(63,058,453)	61,059

Total				$903,472

TOTAL FUTURES CONTRACTS				$(2,265,570)

SWAP CONTRACTS — At October 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(c)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.485%(a)	3M LIBOR(b)	05/15/45		$32,310	$2,023,188	$2,617,137	$(593,949)
1.500(a)	3M LIBOR(b)	12/18/21		2,360	940	(39,433)	40,373
1.500(a)	3M LIBOR(b)	12/18/22		3,490	(1,966)	(91,096)	89,130
1.750(a)	3M LIBOR(b)	12/18/26		10,170	(161,233)	(96,317)	(64,916)
0.250(d)	6M EURO(a)	12/18/24	EUR	800	(23,041)	(30,841)	7,800
0.500(d)	6M EURO(a)	12/18/26		160	(8,271)	(10,237)	1,966
3M LIBOR(b)	1.295%(a)	05/15/29		$31,330	(772,416)	(1,077,598)	305,182
3M LIBOR(b)	1.500(a)	12/18/29		211,090	(1,958,873)	(3,530,294)	1,571,421
3M LIBOR(b)	1.750(a)	12/18/39		1,870	(4,150)	(21,486)	17,336
3M LIBOR(b)	1.500(a)	12/18/24		165,590	224,457	(791,951)	1,016,408

TOTAL					$(681,365)	$(3,072,116)	$2,390,751

(a)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2019.
(d)	Payments made annually.

WRITTEN OPTION CONTRACTS — At October 31, 2019, the Fund had the following written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
SPX Index	MS & Co. Int. PLC	3,010.070	11/15/2019	(21,989)	$(21,989)	$(922,238)	$(640,520)	$(281,718)
STOX Indices	UBS AG (London)	3,640.260	11/15/2019	(8,248)	(8,248)	(128,039)	(207,607)	79,568

Total Over-the-Counter Options on Equities				(30,237)	$(30,237)	$(1,050,277)	$(848,127)	$(202,150)

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 97.2%
Air Freight & Logistics – 1.0%
48,180	FedEx Corp.	$7,355,159

Banks – 0.4%
99,750	Bank OZK	2,798,985

Building Products – 1.2%
82,620	A.O. Smith Corp.	4,104,562
18,750	Lennox International, Inc.	4,638,000

		8,742,562

Capital Markets – 5.5%
41,460	Ameriprise Financial, Inc.	6,255,899
18,345	BlackRock, Inc.	8,469,886
32,462	Evercore, Inc. Class A	2,390,502
18,745	FactSet Research Systems, Inc.	4,752,232
32,685	Moody’s Corp.	7,213,253
74,105	SEI Investments Co.	4,440,372
57,494	T. Rowe Price Group, Inc.	6,657,805

		40,179,949

Chemicals – 1.9%
28,930	Ecolab, Inc.	5,556,585
5,245	NewMarket Corp.	2,546,395
9,877	The Sherwin-Williams Co.	5,652,805

		13,755,785

Commercial Services & Supplies – 0.7%
134,340	Rollins, Inc.	5,119,697

Consumer Finance – 0.9%
78,974	Discover Financial Services	6,338,453

Electric Utilities – 1.2%
37,700	NextEra Energy, Inc.	8,985,418

Electrical Equipment – 0.9%
35,890	Rockwell Automation, Inc.	6,172,721

Electronic Equipment, Instruments & Components – 3.6%
70,095	Amphenol Corp. Class A	7,032,631
34,755	Badger Meter, Inc.	2,008,839
227,175	Corning, Inc.	6,731,195
85,032	National Instruments Corp.	3,519,475
74,988	TE Connectivity Ltd.	6,711,426

		26,003,566

Energy Equipment & Services – 0.5%
217,400	USA Compression Partners LP	3,841,458

Entertainment – 2.3%
128,900	The Walt Disney Co.	16,746,688

Equity Real Estate Investment Trusts (REITs) – 2.6%
40,800	Digital Realty Trust, Inc.	5,183,232
60,735	Equity LifeStyle Properties, Inc.	4,247,806
38,890	Extra Space Storage, Inc.	4,366,180
23,600	Public Storage	5,259,496

		19,056,714

Common Stocks – (continued)
Food & Staples Retailing – 3.5%
21,360	Casey’s General Stores, Inc.	3,648,502
27,610	Costco Wholesale Corp.	8,203,207
238,235	The Kroger Co.	5,870,110
141,755	Walgreens Boots Alliance, Inc.	7,765,339

		25,487,158

Food Products – 1.6%
140,260	Hormel Foods Corp.	5,735,231
43,625	Ingredion, Inc.	3,446,375
13,780	J&J Snack Foods Corp.	2,628,673

		11,810,279

Health Care Equipment & Supplies – 4.1%
2,670	Atrion Corp.	2,251,958
65,825	Danaher Corp.	9,072,002
87,110	Medtronic PLC	9,486,279
41,605	Stryker Corp.	8,997,913

		29,808,152

Health Care Providers & Services – 7.3%
79,250	AmerisourceBergen Corp.	6,766,365
127,165	Cardinal Health, Inc.	6,288,309
10,250	Chemed Corp.	4,037,578
144,671	CVS Health Corp.	9,604,708
53,495	McKesson Corp.	7,114,835
57,465	Quest Diagnostics, Inc.	5,818,331
60,131	The Ensign Group, Inc.	2,540,535
42,255	UnitedHealth Group, Inc.	10,677,838

		52,848,499

Hotels, Restaurants & Leisure – 1.5%
46,570	Brinker International, Inc.	2,070,037
17,645	Cracker Barrel Old Country Store, Inc.	2,743,797
59,885	Yum! Brands, Inc.	6,090,903

		10,904,737

Independent Power and Renewable Electricity Producers – 0.4%
49,200	NextEra Energy Partners LP	2,592,840

Industrial Conglomerates – 1.2%
51,540	3M Co.	8,503,585

Insurance – 4.5%
44,329	American Financial Group, Inc.	4,611,989
37,625	Aon PLC	7,267,645
102,670	Principal Financial Group, Inc.	5,480,525
79,200	Prudential Financial, Inc.	7,218,288
29,465	Reinsurance Group of America, Inc.	4,787,179
24,775	The Hanover Insurance Group, Inc.	3,263,115

		32,628,741

IT Services – 7.9%
45,532	Accenture PLC Class A	8,442,543
49,890	Automatic Data Processing, Inc.	8,093,655
44,732	Broadridge Financial Solutions, Inc.	5,601,341

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
60,535	International Business Machines Corp.	$8,095,346
35,405	Jack Henry & Associates, Inc.	5,011,932
32,290	Mastercard, Inc. Class A	8,938,195
195,190	The Western Union Co.	4,891,461
47,770	Visa, Inc. Class A	8,544,142

		57,618,615

Leisure Products – 1.1%
45,105	Hasbro, Inc.	4,389,167
39,509	Polaris, Inc.	3,897,563

		8,286,730

Machinery – 0.5%
68,915	Donaldson Co., Inc.	3,634,577

Media – 5.5%
293,504	CBS Corp. Class B	10,577,884
377,320	Comcast Corp. Class A	16,911,515
155,765	Omnicom Group, Inc.	12,023,500

		39,512,899

Metals & Mining – 0.5%
27,878	Reliance Steel & Aluminum Co.	3,234,963

Multi-Utilities – 1.9%
97,536	CMS Energy Corp.	6,234,501
75,755	WEC Energy Group, Inc.	7,151,272

		13,385,773

Oil, Gas & Consumable Fuels – 14.5%
121,000	Alliance Resource Partners LP	1,379,400
159,811	Antero Midstream Corp.	1,029,183
81,000	BP Midstream Partners LP	1,194,750
117,000	Cheniere Energy Partners LP	5,256,810
149,500	DCP Midstream LP	3,422,055
234,000	Enable Midstream Partners LP	2,361,060
886,800	Energy Transfer LP	11,164,812
545,900	Enterprise Products Partners LP	14,209,777
248,377	Hess Midstream Partners LP	5,292,914
97,861	Holly Energy Partners LP	2,236,124
188,000	Magellan Midstream Partners LP	11,716,160
394,100	MPLX LP	10,392,417
30,068	Noble Midstream Partners LP	725,240
99,000	ONEOK, Inc.	6,913,170
90,500	Pembina Pipeline Corp.	3,181,980
123,500	Phillips 66 Partners LP	6,902,415
10,000	Tallgrass Energy LP Class A	186,600
108,076	Targa Resources Corp.	4,201,995
42,000	TC Energy Corp.	2,113,860
290,000	The Williams Cos., Inc.	6,469,900
66,530	Viper Energy Partners LP	1,601,377
155,707	Western Midstream Partners LP	3,310,331

		105,262,330

Common Stocks – (continued)
Personal Products – 1.4%
52,236	Nu Skin Enterprises, Inc. Class A	2,328,681
40,090	The Estee Lauder Cos., Inc. Class A	7,467,564

		9,796,245

Pharmaceuticals – 0.6%
86,635	Perrigo Co. PLC	4,593,388

Professional Services – 0.4%
28,395	Insperity, Inc.	2,999,364

Semiconductors & Semiconductor Equipment – 5.6%
66,665	Analog Devices, Inc.	7,108,489
142,645	Applied Materials, Inc.	7,739,918
40,590	KLA Corp.	6,861,334
24,621	Power Integrations, Inc.	2,243,219
110,435	QUALCOMM, Inc.	8,883,391
63,650	Texas Instruments, Inc.	7,510,063

		40,346,414

Software – 1.2%
62,260	Microsoft Corp.	8,926,216

Specialty Retail – 2.6%
47,739	Aaron’s, Inc.	3,577,083
90,645	Best Buy Co., Inc.	6,511,031
38,135	The Home Depot, Inc.	8,945,708

		19,033,822

Technology Hardware, Storage & Peripherals – 0.9%
392,805	HP, Inc.	6,823,023

Textiles, Apparel & Luxury Goods – 3.3%
36,955	Columbia Sportswear Co.	3,342,618
92,390	NIKE, Inc. Class B	8,273,524
26,315	Oxford Industries, Inc.	1,812,051
44,345	Ralph Lauren Corp.	4,259,781
79,398	VF Corp.	6,533,661

		24,221,635

Trading Companies & Distributors – 2.5%
182,020	Fastenal Co.	6,541,799
31,188	MSC Industrial Direct Co., Inc. Class A	2,283,273
18,744	W.W. Grainger, Inc.	5,788,897
20,729	Watsco, Inc.	3,654,523

		18,268,492

TOTAL COMMON STOCKS
(Cost $594,585,239)		$705,625,632

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Shares	Dividend Rate	Value

Investment Companies(a) – 2.3%
Goldman Sachs Financial Square Government Fund – Class R6
16,595,220	1.701%	$16,595,220
Goldman Sachs Financial Square Government Fund – Institutional Shares
117,787	1.701	117,787

TOTAL INVESTMENT COMPANIES
(Cost $16,713,007)		$16,713,007

TOTAL INVESTMENTS – 99.5%
(Cost $611,298,246)		$722,338,639

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		3,371,272

NET ASSETS – 100.0%		$725,709,911

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	143	12/20/19	$21,705,970	$234,933

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

October 31, 2019

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments, at value (cost $1,419,924,307 and $594,585,239, respectively)(a)	$1,536,446,491	$705,625,632
Investments of affiliated issuers, at value (cost $89,285,869 and $16,713,007, respectively)	89,295,343	16,713,007
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (Cost $92,000 and $0, respectively)	92,000	—
Foreign currencies, at value (cost $999,730 and $0, respectively)	1,011,490	—
Cash	26,453,144	2,483,966
Variation margin on swaps contracts	2,662,776	—
Variation margin on futures contracts	1,342,041	669
Receivables:
Collateral on certain derivative contracts(b)	19,139,368	990,989
Dividends and interest	11,904,232	1,381,334
Fund shares sold	2,985,600	136,293
Investments sold	2,401,531	252,032
Reimbursement from investment adviser	80,092	136,364
Foreign tax reclaims	69,946	423,230
Securities lending income	1,677	393
Other assets	120,514	34,677
Total assets	1,694,006,245	728,178,586

Liabilities:
Written option contracts, at value (premium received $848,127 and $0, respectively)	1,050,277	—
Unrealized loss on forward foreign currency exchange contracts	228,852	—
Unrealized loss on unfunded loan commitment	998	—
Payables:
Investments purchased on an extended settlement basis	7,641,694	—
Investments purchased	6,550,000	198,860
Fund shares redeemed	1,380,762	1,236,220
Distribution and service fees and transfer agency fees	628,045	293,889
Management fees	618,045	464,358
Payable upon return of securities loaned	92,000	—
Accrued expenses	334,986	275,348
Total liabilities	18,525,659	2,468,675

Net Assets:
Paid-in capital	1,580,800,731	578,169,841
Total distributable earnings	94,679,855	147,540,070
NET ASSETS	$1,675,480,586	$725,709,911
Net Assets:
Class A	$314,951,064	$208,415,913
Class C	463,482,585	194,301,750
Institutional	609,413,500	191,509,370
Investor	263,228,468	105,497,711
Class P	13,919,350	21,170,824
Class R	—	2,574,754
Class R6	10,485,619	2,239,589
Total Net Assets	$1,675,480,586	$725,709,911
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	13,305,505	18,637,371
Class C	19,929,133	17,099,702
Institutional	25,168,220	16,279,164
Investor	10,903,939	8,981,534
Class P	574,846	1,799,631
Class R	—	231,273
Class R6	433,183	190,423
Net asset value, offering and redemption price per share:(c)
Class A	$23.67	$11.18
Class C	23.26	11.36
Institutional	24.21	11.76
Investor	24.14	11.75
Class P	24.21	11.76
Class R	—	11.13
Class R6	24.21	11.76

(a)	Includes loaned securities having a market value of $88,297 and $0, respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Options
Income Builder	$4,066,312	$14,073,056	$1,000,000

Rising Dividend Growth	990,989	—	—

(c)	Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $25.05 and $11.83, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2019

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:

Interest	$52,500,309	$55,136

Dividends — unaffiliated issuers (net of foreign withholding taxes of $468,787 and $143,854)	19,504,497	17,356,305

Dividends — affiliated issuers	3,173,508	477,899

Securities lending income — affiliated issuer	6,859	7,416

Total investment income	75,185,173	17,896,756

Expenses:

Management fees	8,527,320	6,589,156

Distribution and Service fees(a)	5,407,526	2,974,939

Transfer Agency fees(a)	2,020,329	1,181,393

Custody, accounting and administrative services	265,084	208,384

Printing and mailing costs	244,084	155,070

Professional fees	194,620	190,942

Registration fees	143,174	171,166

Trustee fees	18,635	17,382

Shareholder meeting expense	3,030	43,244

Other	31,578	34,273

Total expenses	16,855,380	11,565,949

Less — expense reductions	(790,277)	(919,692)

Net expenses	16,065,103	10,646,257

NET INVESTMENT INCOME	59,120,070	7,250,499

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $5,226 and $0)	7,776,267	66,874,792

Investments — affiliated issuers	(2,462,924)	—

Futures contracts	13,970,751	2,879,240

Written options	(2,167,171)	—

Swap contracts	25,102,090	—

Forward foreign currency exchange contracts	190,351	—

Foreign currency transactions	60,915	103

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	83,594,549	(2,028,188)

Investments — affiliated issuers	7,283,365	—

Futures contracts	4,727,229	2,479,726

Unfunded loan commitments	(998)	—

Written options	(202,150)	—

Swap contracts	5,354,071	—

Forward foreign currency exchange contracts	(215,954)	—

Foreign currency translation	3,084	(72)

Net realized and unrealized gain	143,013,475	70,205,601

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$202,133,545	$77,456,100

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Income Builder	$760,342	$4,647,184	$—	$536,948	$820,826	$246,416	$409,823	$3,943	$—	$2,373
Rising Dividend Growth	560,909	2,399,801	14,229	396,621	424,997	99,133	247,638	7,432	5,033	539

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund		Rising Dividend Growth Fund
	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$59,120,070	$68,390,555	$7,250,499	$6,671,563

Net realized gain	42,470,279	25,984,073	69,754,135	534,353,974

Net change in unrealized gain (loss)	100,543,196	(111,004,711)	451,466	(419,146,159)
Net increase (decrease) in net assets resulting from operations	202,133,545	(16,630,083)	77,456,100	121,879,378

Distributions to shareholders:

From distributable earnings

Class A Shares	(11,236,076)	(12,517,684)	(122,698,079)	(68,626,546)

Class C Shares	(13,981,530)	(16,065,974)	(142,610,726)	(81,567,378)

Institutional Shares	(24,548,602)	(29,183,012)	(164,809,422)	(124,315,111)

Investor Shares	(8,998,284)	(10,376,835)	(83,957,904)	(63,337,794)

Class P Shares(a)	(523,868)	(266,588)	(16,342,234)	(714,643)

Class R Shares	—	—	(1,522,397)	(876,021)

Class R6 Shares(b)	(325,169)	(1,664)	(57,671)	(206)

From capital

Class A Shares	—	(396,253)	—	—

Class C Shares	—	(629,266)	—	—

Institutional Shares	—	(848,901)	—	—

Investor Shares	—	(312,980)	—	—

Class P Shares(a)	—	(13,057)	—	—

Class R6 Shares(b)	—	(50)	—	—

Total distributions to shareholders	(59,613,529)	(70,612,264)	(531,998,433)	(339,437,699)

From share transactions:

Proceeds from sales of shares	385,979,825	362,634,067	177,494,764	177,893,913

Reinvestment of distributions	53,137,972	63,231,528	475,127,949	302,328,491

Cost of shares redeemed	(627,911,281)	(744,673,467)	(815,636,639)	(879,243,018)
Net decrease in net assets resulting from share transactions	(188,793,484)	(318,807,872)	(163,013,926)	(399,020,614)

TOTAL DECREASE	(46,273,468)	(406,050,219)	(617,556,259)	(616,578,935)

Net assets:
Beginning of year	1,721,754,054	2,127,804,273	1,343,266,170	1,959,845,105

End of year	$1,675,480,586	$1,721,754,054	$725,709,911	$1,343,266,170

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018 for the Rising Dividend Growth Fund.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Class A
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$21.67	$22.72	$21.60	$21.77	$22.83

Net investment income(a)	0.82	0.80	0.79	0.79	0.84

Net realized and unrealized gain (loss)	2.02	(1.02)	1.17	(0.16)	(0.99)

Total from investment operations	2.84	(0.22)	1.96	0.63	(0.15)

Distributions to shareholders from net investment income	(0.84)	(0.80)	(0.80)	(0.80)	(0.82)

Distributions to shareholders from return of capital	—	(0.03)	(0.04)	—	(0.09)

Total distributions	(0.84)	(0.83)	(0.84)	(0.80)	(0.91)

Net asset value, end of year	$23.67	$21.67	$22.72	$21.60	$21.77

Total return(b)	13.34%	(1.03)%	9.21%	3.04%	(0.70)%

Net assets, end of year (in 000s)	$314,951	$309,719	$387,349	$574,574	$708,457

Ratio of net expenses to average net assets	0.95%	0.97%	0.98%	0.98%	0.97%

Ratio of total expenses to average net assets	1.00%	1.02%	1.10%	1.10%	1.10%

Ratio of net investment income to average net assets	3.63%	3.54%	3.55%	3.75%	3.73%

Portfolio turnover rate(c)	47%	42%	51%	80%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Class C
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$21.31	$22.35	$21.26	$21.45	$22.51

Net investment income(a)	0.64	0.62	0.61	0.62	0.66

Net realized and unrealized gain (loss)	1.98	(1.00)	1.16	(0.16)	(0.98)

Total from investment operations	2.62	(0.38)	1.77	0.46	(0.32)

Distributions to shareholders from net investment income	(0.67)	(0.64)	(0.65)	(0.65)	(0.66)

Distributions to shareholders from return of capital	—	(0.02)	(0.03)	—	(0.08)

Total distributions	(0.67)	(0.66)	(0.68)	(0.65)	(0.74)

Net asset value, end of year	$23.26	$21.31	$22.35	$21.26	$21.45

Total return(b)	12.44%	(1.74)%	8.41%	2.25%	(1.44)%

Net assets, end of year (in 000s)	$463,483	$475,897	$619,357	$682,819	$704,566

Ratio of net expenses to average net assets	1.70%	1.72%	1.73%	1.73%	1.72%

Ratio of total expenses to average net assets	1.75%	1.77%	1.85%	1.85%	1.85%

Ratio of net investment income to average net assets	2.88%	2.79%	2.79%	2.98%	2.98%

Portfolio turnover rate(c)	47%	42%	51%	80%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Institutional
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$22.15	$23.20	$22.04	$22.20	$23.25

Net investment income(a)	0.93	0.90	0.90	0.89	0.94

Net realized and unrealized gain (loss)	2.06	(1.03)	1.19	(0.17)	(0.99)

Total from investment operations	2.99	(0.13)	2.09	0.72	(0.05)

Distributions to shareholders from net investment income	(0.93)	(0.89)	(0.88)	(0.88)	(0.90)

Distributions to shareholders from return of capital	—	(0.03)	(0.05)	—	(0.10)

Total distributions	(0.93)	(0.92)	(0.93)	(0.88)	(1.00)

Net asset value, end of year	$24.21	$22.15	$23.20	$22.04	$22.20

Total return(b)	13.76%	(0.63)%	9.64%	3.42%	(0.25)%

Net assets, end of year (in 000s)	$609,414	$680,661	$818,309	$740,182	$766,537

Ratio of net expenses to average net assets	0.57%	0.58%	0.58%	0.58%	0.57%

Ratio of total expenses to average net assets	0.61%	0.63%	0.70%	0.70%	0.70%

Ratio of net investment income to average net assets	4.03%	3.93%	3.93%	4.13%	4.13%

Portfolio turnover rate(c)	47%	42%	51%	80%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Investor
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$22.09	$23.14	$21.98	$22.14	$23.20

Net investment income(a)	0.89	0.87	0.86	0.85	0.91

Net realized and unrealized gain (loss)	2.05	(1.03)	1.20	(0.16)	(1.01)

Total from investment operations	2.94	(0.16)	2.06	0.69	(0.10)

Distributions to shareholders from net investment income	(0.89)	(0.86)	(0.85)	(0.85)	(0.86)

Distributions to shareholders from return of capital	—	(0.03)	(0.05)	—	(0.10)

Total distributions	(0.89)	(0.89)	(0.90)	(0.85)	(0.96)

Net asset value, end of year	$24.14	$22.09	$23.14	$21.98	$22.14

Total return(b)	13.59%	(0.77)%	9.51%	3.28%	(0.45)%

Net assets, end of year (in 000s)	$263,228	$239,226	$302,778	$142,813	$130,575

Ratio of net expenses to average net assets	0.70%	0.72%	0.73%	0.73%	0.72%

Ratio of total expenses to average net assets	0.75%	0.77%	0.85%	0.85%	0.85%

Ratio of net investment income to average net assets	3.87%	3.79%	3.77%	3.96%	3.98%

Portfolio turnover rate(c)	47%	42%	51%	80%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class P Shares
	Period Ended October 31, 2019	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$22.15	$22.95

Net investment income(b)	0.94	0.45

Net realized and unrealized gain (loss)	2.05	(0.71)

Total from investment operations	2.99	(0.26)

Distributions to shareholders from net investment income	(0.93)	(0.51)

Distributions to shareholders from return of capital	—	(0.03)

Total distributions	(0.93)	(0.54)

Net asset value, end of period	$24.21	$22.15

Total return(c)	13.77%	(1.18)%

Net assets, end of period (in 000s)	$13,919	$16,122

Ratio of net expenses to average net assets	0.56%	0.58	%(d)

Ratio of total expenses to average net assets	0.61%	0.58	%(d)

Ratio of net investment income to average net assets	4.04%	3.60	%(d)

Portfolio turnover rate(e)	47%	42%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class R6 Shares
	Period Ended October 31,				For the Period Ended October 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$22.15	$23.20	$22.04	$22.20	$22.83

Net investment income(b)	0.93	0.85	0.90	0.89	0.18

Net realized and unrealized gain (loss)	2.06	(0.98)	1.19	(0.17)	(0.56)

Total from investment operations	2.99	(0.13)	2.09	0.72	(0.38)

Distributions to shareholders from net investment income	(0.93)	(0.89)	(0.88)	(0.88)	(0.22)

Distributions to shareholders from return of capital	—	(0.03)	(0.05)	—	(0.03)

Total distributions	(0.93)	(0.92)	(0.93)	(0.88)	(0.25)

Net asset value, end of period	$24.21	$22.15	$23.20	$22.04	$22.20

Total return(c)	13.72%	(0.62)%	9.69%	3.38%	(1.63)%

Net assets, end of period (in 000s)	$10,486	$130	$11	$10	$10

Ratio of net expenses to average net assets	0.56%	0.57%	0.57%	0.58%	0.58	%(d)

Ratio of total expenses to average net assets	0.61%	0.61%	0.69%	0.70%	0.69	%(d)

Ratio of net investment income to average net assets	3.96%	3.72%	3.93%	4.12%	3.15	%(d)

Portfolio turnover rate(e)	47%	42%	51%	80%	57%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class A
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$19.56	$22.54	$19.66	$20.68	$21.25

Net investment income(a)	0.10	0.09	0.11	0.07	0.06

Net realized and unrealized gain (loss)	0.78	1.25	3.48	(0.83)	(0.42)

Total from investment operations	0.88	1.34	3.59	(0.76)	(0.36)

Distributions to shareholders from net investment income	(0.22)	(0.28)	(0.25)	(0.12)	(0.10)

Distributions to shareholders from net realized gains	(9.04)	(4.04)	(0.46)	(0.14)	—

Distributions to shareholders from return of capital	—	—	—	—	(0.11)

Total distributions	(9.26)	(4.32)	(0.71)	(0.26)	(0.21)

Net asset value, end of year	$11.18	$19.56	$22.54	$19.66	$20.68

Total return(b)	10.41%	6.27%	18.59%	(3.71)%	(1.72)%

Net assets, end of year (in 000s)	$208,416	$297,772	$370,204	$697,430	$1,054,093

Ratio of net expenses to average net assets	1.15%	1.17%	1.16%	1.14%	1.13%

Ratio of total expenses to average net assets	1.27%	1.20%	1.19%	1.16%	1.15%

Ratio of net investment income to average net assets	0.86%	0.42%	0.52%	0.35%	0.28%

Portfolio turnover rate(c)	45%	101%	45%	16%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class C
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$19.71	$22.69	$19.79	$20.84	$21.41

Net investment income (loss)(a)	0.01	(0.07)	(0.05)	(0.08)	(0.10)

Net realized and unrealized gain (loss)	0.80	1.26	3.50	(0.84)	(0.42)

Total from investment operations	0.81	1.19	3.45	(0.92)	(0.52)

Distributions to shareholders from net investment income	(0.12)	(0.13)	(0.13)	(0.06)	(0.02)

Distributions to shareholders from net realized gains	(9.04)	(4.04)	(0.42)	(0.07)	—

Distributions to shareholders from return of capital	—	—	—	—	(0.03)

Total distributions	(9.16)	(4.17)	(0.55)	(0.13)	(0.05)

Net asset value, end of year	$11.36	$19.71	$22.69	$19.79	$20.84

Total return(b)	9.55%	5.49%	17.68%	(4.43)%	(2.44)%

Net assets, end of year (in 000s)	$194,302	$348,220	$463,110	$571,438	$732,998

Ratio of net expenses to average net assets	1.90%	1.92%	1.91%	1.89%	1.88%

Ratio of total expenses to average net assets	2.02%	1.95%	1.94%	1.91%	1.90%

Ratio of net investment income (loss) to average net assets	0.12%	(0.33)%	(0.23)%	(0.40)%	(0.47)%

Portfolio turnover rate(c)	45%	101%	45%	16%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Institutional
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$20.08	$23.02	$20.08	$21.12	$21.69

Net investment income(a)	0.15	0.18	0.20	0.15	0.15

Net realized and unrealized gain (loss)	0.83	1.28	3.55	(0.85)	(0.43)

Total from investment operations	0.98	1.46	3.75	(0.70)	(0.28)

Distributions to shareholders from net investment income	(0.26)	(0.36)	(0.31)	(0.15)	(0.14)

Distributions to shareholders from net realized gains	(9.04)	(4.04)	(0.50)	(0.19)	—

Distributions to shareholders from return of capital	—	—	—	—	(0.15)

Total distributions	(9.30)	(4.40)	(0.81)	(0.34)	(0.29)

Net asset value, end of year	$11.76	$20.08	$23.02	$20.08	$21.12

Total return(b)	10.85%	6.75%	19.01%	(3.35)%	(1.29)%

Net assets, end of year (in 000s)	$191,509	$425,555	$759,274	$958,317	$1,476,799

Ratio of net expenses to average net assets	0.80%	0.78%	0.76%	0.74%	0.73%

Ratio of total expenses to average net assets	0.88%	0.81%	0.79%	0.76%	0.74%

Ratio of net investment income to average net assets	1.25%	0.83%	0.92%	0.74%	0.67%

Portfolio turnover rate(c)	45%	101%	45%	16%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Investor
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$20.07	$23.01	$20.07	$21.10	$21.68

Net investment income(a)	0.14	0.14	0.17	0.12	0.11

Net realized and unrealized gain (loss)	0.83	1.29	3.54	(0.84)	(0.43)

Total from investment operations	0.97	1.43	3.71	(0.72)	(0.32)

Distributions to shareholders from net investment income	(0.25)	(0.33)	(0.27)	(0.14)	(0.13)

Distributions to shareholders from net realized gains	(9.04)	(4.04)	(0.50)	(0.17)	—

Distributions to shareholders from return of capital	—	—	—	—	(0.13)

Total distributions	(9.29)	(4.37)	(0.77)	(0.31)	(0.26)

Net asset value, end of year	$11.75	$20.07	$23.01	$20.07	$21.10

Total return(b)	10.73%	6.56%	18.85%	(3.45)%	(1.49)%

Net assets, end of year (in 000s)	$105,498	$227,158	$362,752	$272,442	$437,422

Ratio of net expenses to average net assets	0.90%	0.92%	0.91%	0.89%	0.88%

Ratio of total expenses to average net assets	1.02%	0.95%	0.94%	0.91%	0.89%

Ratio of net investment income to average net assets	1.13%	0.68%	0.79%	0.59%	0.53%

Portfolio turnover rate(c)	45%	101%	45%	16%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class P Shares
	Year Ended October 31, 2019	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$20.08	$20.21

Net investment income (loss)(b)	0.15	(0.04)

Net realized and unrealized gain	0.84	0.25

Total from investment operations	0.99	0.21

Distributions to shareholders from net investment income	(0.27)	(0.21)

Distributions to shareholders from net realized gains	(9.04)	(0.13)

Total distributions	(9.31)	(0.34)

Net asset value, end of period	$11.76	$20.08

Total return(c)	10.86%	1.03%

Net assets, end of period (in 000s)	$21,171	$41,067

Ratio of net expenses to average net assets	0.79%	0.77	%(d)

Ratio of total expenses to average net assets	0.87%	0.81	%(d)

Ratio of net investment income (loss) to average net assets	1.24%	(0.37	)%(d)

Portfolio turnover rate(e)	45%	101%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class R
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$19.51	$22.49	$19.63	$20.66	$21.20

Net investment income(a)	0.07	0.04	0.06	0.02	0.01

Net realized and unrealized gain (loss)	0.78	1.25	3.47	(0.84)	(0.43)

Total from investment operations	0.85	1.29	3.53	(0.82)	(0.42)

Distributions to shareholders from net investment income	(0.19)	(0.23)	(0.21)	(0.08)	(0.06)

Distributions to shareholders from net realized gains	(9.04)	(4.04)	(0.46)	(0.13)	—

Distributions to shareholders from return of capital	—	—	—	—	(0.06)

Total distributions	(9.23)	(4.27)	(0.67)	(0.21)	(0.12)

Net asset value, end of year	$11.13	$19.51	$22.49	$19.63	$20.66

Total return(b)	10.08%	6.07%	18.27%	(3.96)%	(2.00)%

Net assets, end of year (in 000s)	$2,575	$3,484	$4,506	$4,749	$3,740

Ratio of net expenses to average net assets	1.40%	1.42%	1.41%	1.39%	1.38%

Ratio of total expenses to average net assets	1.52%	1.45%	1.44%	1.41%	1.39%

Ratio of net investment income to average net assets	0.61%	0.18%	0.27%	0.10%	0.05%

Portfolio turnover rate(c)	45%	101%	45%	16%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class R6 Shares
	Year Ended October 31, 2019	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$20.08	$20.18

Net investment income(b)	0.14	0.02

Net realized and unrealized gain	0.85	0.29

Total from investment operations	0.99	0.31

Distributions to shareholders from net investment income	(0.27)	(0.28)

Distributions to shareholder from net realized gains	(9.04)	(0.13)

Total distributions	(9.31)	(0.41)

Net asset value, end of period	$11.76	$20.08

Total return(c)	10.78%	1.54%

Net assets, end of period (in 000s)	$2,240	$10

Ratio of net expenses to average net assets	0.80%	0.77	%(d)

Ratio of total expenses to average net assets	0.89%	0.80	%(d)

Ratio of net investment income to average net assets	1.19%	0.16	%(d)

Portfolio turnover rate(e)	45%	101%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

October 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Income Builder	A, C, Institutional, Investor, P and R6	Diversified
Rising Dividend Growth	A, C, Institutional, Investor, P, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. Dividend Assets Capital, LLC (“DAC” or the “Sub Adviser”) serves as the sub-adviser to the Rising Dividend Growth Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies. Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for both repurchase agreements and reverse repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the ;underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit defaults swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of a Master Repurchase Agreement (“MRA”). The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that a Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2019:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$4,683,908	$—	$—

Europe	149,879,624	6,007,985	—

North America	438,796,962	9,869,010	48,685

Fixed Income

Corporate Obligations	—	785,074,093	—

Mortgage-Backed Obligations	—	274,136	—

Foreign Debt Obligations	—	5,140,398	—

Bank Loans	—	118,552,484	—

U.S. Treasury Obligations	1,735,203	—	—

Investment Companies	89,295,343	—	—

Short-term Investments	—	16,384,003	—

Securities Lending Reinvestment Vehicle	92,000	—	—

Total	$684,483,040	$941,302,109	$48,685

Liabilities

Unfunded Loan Commitment	$—	$(998)	$—

Derivative Type

Assets(b)

Futures Contracts	$1,638,314	$—	$—

Interest Rate Swap Contracts	—	3,049,616	—

Total	$1,638,314	$3,049,616	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(228,852)	$—

Futures Contracts(b)	(3,903,884)	—	—

Interest Rate Swap Contracts(b)	—	(658,865)	—

Written option contracts	—	(1,050,277)	—

Total	$(3,903,884)	$(1,937,994)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$36,501,281	$—	$—

North America	669,124,351	—	—

Investment Companies	16,713,007	—	—

Total	$722,338,639	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$234,933	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts	$4,137,246	(a)	Variation margin on swap contracts; Variation margin on futures contracts	$(4,562,749)	(a)
Currency	—	—		Payable for unrealized loss on forward foreign currency exchange contracts	(228,852)
Equity	Variation margin on futures contracts	550,684	(a)	Written options, at value	(1,050,277)
Total		$4,687,930			$(5,841,878)

Rising Dividend Growth
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$234,933	(a)	—	$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts	$39,409,277	$3,560,342	1,107
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	190,351	(215,954)	2
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) futures contracts, swap contracts and written options	(2,503,607)	6,318,808	411
Total		$37,096,021	$9,663,196	1,520

Rising Dividend Growth
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net unrealized gain(loss) on futures contracts	$2,879,240	$2,479,726	234

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Income Builder	0.54%	0.49%	0.46%	0.45%	0.44%	0.52%	0.49%
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.75	0.74

^	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund and Class R6 Shares of the Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs High Yield Fund, and Goldman Sachs Local Emerging Markets Debt Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended October 31, 2019, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Income Builder	$447,111
Rising Dividend Growth	34,777

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2019 , Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
	Class A	Class C
Income Builder	$49,547	$—
Rising Dividend Growth	18,033	48

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and R6 Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 1, 2019, such fee was 0.18% of the average daily net assets of the Class A, Class C, Investor and Class R Shares.

Effective February 28, 2019, Goldman Sachs has agreed to waive a portion of its transfer agency fees by an amount equal to 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Rising Dividend Growth Fund. This arrangement will remain in effect through at least February 28, 2020, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth Funds are 0.034% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$447,111	$3,044	$340,122	$790,277
Rising Dividend Growth	34,777	231,192	653,723	919,692

G.  Line of Credit Facility — As of October 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2019, Goldman Sachs earned $24,387, in brokerage commissions from portfolio transactions, on behalf of the Income Builder Fund.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended October 31, 2019, the purchases at cost with an affiliated fund in compliance with Rule 17a-7 under the Act for the Income Builder Fund were $1,944,911.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended October 31, 2019:

Fund	Underlying Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Ending Value as of October 31, 2019	Shares as of October 31, 2019	Dividend Income
Income Builder	Goldman Sachs Emerging Markets Debt Fund — Class R6 Shares	$14,482,024	$324,264	$(15,609,725)	$(59,163)	$862,600	$—	—	$370,172
	Goldman Sachs Emerging Markets Equity Fund — Class R6 Shares	13,919,890	114,533	(14,200,000)	(2,869,142)	3,089,318	54,599	2,489	114,533
	Goldman Sachs Financial Square Government Fund — Institutional Shares	34,687,589	441,702,353	(434,369,798)	—	—	42,020,144	42,020,144	1,260,863
	Goldman Sachs Financial Square Government Fund — Class R6 Shares	21,433,835	393,630,731	(367,897,319)	—	—	47,167,247	47,167,247	417,832
	Goldman Sachs High Yield Fund — Class R6 Shares	49,242	2,970	—	—	1,141	53,353	8,336	2,969
	Goldman Sachs Local Emerging Markets Debt Fund — Class R6 Shares	29,205,566	984,468	(32,638,987)	465,381	1,983,572	—	—	1,007,139

Total		$113,778,146	$836,759,319	$(864,715,829)	$(2,462,924)	$5,936,631	$89,295,343		$3,173,508
Rising Dividend Growth	Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$20,173,709	$(20,055,922)	$—	$—	$117,787	117,787	$9,968
	Goldman Sachs Financial Square Government Fund — Class R6 Shares	15,556,632	634,090,405	(633,051,817)	—	—	16,595,220	16,595,220	467,931

Total		$15,556,632	$654,264,114	$(653,107,739)	$—	$—	$16,713,007		$477,899

An investment by a Fund representing greater than 5% of the voting shares of an issuer makes that issuer an “affiliated person” (as defined by the Act) of such Fund. The following table provides information about the investment in the shares of issuer deemed to be affiliate of the Income Builder Fund for the fiscal year ended October 31, 2019:

Name of Affiliated Issuer	Beginning Value as of October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Ending Value as of October 31, 2019	Shares as of October 31, 2019
Montage Resources Corp(a)(b)	$1,248,346	—	$(730,541)	$(1,864,539)	$1,346,734	$—	—

(a)	Effective March 31, 2019, shares of Blue Ridge Mountain Resources, Inc. were converted to shares of Montage Resources Corp through a non-cash merger.
(b)	Security was no longer held as of October 31, 2019.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2019, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Income Builder	$—	$706,490,835	$11,340,713	$885,990,406
Rising Dividend Growth	—	385,429,320	—	1,043,968,242

The table below summarizes the reverse repurchase agreement activity for the fiscal year ended October 31, 2019:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Income Builder	$1,760,977	(0.947)%	8

As of October 31, 2019, the Funds did not have any investments in reverse repurchase agreements.

7. SECURITIES LENDING

The Income Builder Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

7. SECURITIES LENDING (continued)

additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

The Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2019		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2019
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Rising Dividend Growth	$824	$—	$—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2019.

Fund	Beginning value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2019	Shares as of October 31, 2019
Income Builder	$—	$20,812,807	$(20,720,807)	$92,000	92,000
Rising Dividend Growth	—	41,022,247	(41,022,247)	—	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows:

	Income Builder	Rising Dividend Growth
Distributions paid from:
Ordinary income	$59,613,529	$15,524,354
Net long-term capital gains	—	516,474,079
Total Taxable Distributions	$59,613,529	$531,998,433
Tax Return of Capital	$—	$—

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows:

	Income Builder	Rising Dividend Growth
Distributions paid from:
Ordinary income	$68,411,757	$21,945,416
Net long-term capital gains	—	317,492,283
Total Taxable Distributions	$68,411,757	$339,437,699
Tax Return of Capital	$2,200,507	$—

As of October 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Undistributed ordinary income — net	$1,717,947	$11,986,548
Undistributed long-term capital gains	—	51,530,076
Total undistributed earnings	$1,717,947	$63,516,624
Capital loss carryforwards:(1)
Perpetual Short-Term	$(5,277,107)	$—
Perpetual Long-Term	(19,236,354)	—
Total capital loss carryforwards	$(24,513,461)	$—
Timing differences (Straddles)	$(7,372)	$—
Unrealized gains (losses) — net	117,482,741	84,023,446
Total accumulated earnings losses — net	$94,679,855	$147,540,070

(1)	The Income Builder Fund utilized $46,653,668 of capital losses in the current fiscal year.

As of October 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$1,508,059,301	$638,550,054
Gross unrealized gain	142,178,343	113,568,316
Gross unrealized loss	(24,695,602)	(29,544,870)
Net unrealized gains (losses)	$117,482,741	$84,023,446

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, and differences to the tax treatment of underlying fund investments, partnership investments and material modification of debt securities.

The Income Builder Fund reclassed $174,586 from paid in capital to distributable earnings for the year ending October 31, 2019. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from return of capital distributions, real estate trust investments, and differences in the tax treatment of partnership investments.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

8. TAX INFORMATION (continued)

The Rising Dividend Growth Fund reclassed $478,135 from paid in capital to distributable earnings for the year ending October 31, 2019. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from differences in the tax treatment of partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

9. OTHER RISKS (continued)

intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

9. OTHER RISKS (continued)

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Short Position Risk — The Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Funds may purchase for investment. Taking short positions involves leverage of the Funds’ assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Funds have taken a short position increases, then the Funds will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Funds use the proceeds they receive from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Funds to the markets and therefore could magnify changes to the Funds’ NAV.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Funds will bear their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,799,656	$40,853,964	1,785,092	$40,204,213
Reinvestment of distributions	473,912	10,712,396	548,582	12,291,013
Shares redeemed	(3,259,093)	(72,590,615)	(5,090,064)	(114,234,110)
	(985,525)	(21,024,255)	(2,756,390)	(61,738,884)
Class C Shares
Shares sold	2,010,857	44,464,284	1,851,990	41,074,070
Reinvestment of distributions	569,398	12,640,806	685,018	15,096,254
Shares redeemed	(4,986,655)	(109,946,008)	(7,909,622)	(174,679,951)
	(2,406,400)	(52,840,918)	(5,372,614)	(118,509,627)
Institutional Shares
Shares sold	7,470,375	173,813,483	9,311,756	215,175,360
Reinvestment of distributions	865,254	19,941,926	1,086,788	24,874,912
Shares redeemed	(13,897,580)	(318,459,334)	(14,935,164)	(343,676,196)
	(5,561,951)	(124,703,925)	(4,536,620)	(103,625,924)
Investor Shares
Shares sold	4,827,414	111,049,360	2,073,883	47,605,287
Reinvestment of distributions	390,392	8,998,199	468,350	10,689,253
Shares redeemed	(5,145,695)	(116,297,027)	(4,796,110)	(109,846,752)
	72,111	3,750,532	(2,253,877)	(51,552,212)
Class P Shares(a)
Shares sold	95,414	2,230,065	813,199	18,451,567
Reinvestment of distributions	22,699	523,868	12,301	279,645
Shares redeemed	(271,094)	(6,089,236)	(97,673)	(2,236,043)
	(152,981)	(3,335,303)	727,827	16,495,169
Class R6 Shares
Shares sold	611,262	13,568,669	5,382	123,570
Reinvestment of distributions	13,716	320,777	21	451
Shares redeemed	(197,660)	(4,529,061)	(19)	(415)
	427,318	9,360,385	5,384	123,606

NET DECREASE	(8,607,428)	$(188,793,484)	(14,186,290)	$(318,807,872)

(a)	Commenced operations on April 16, 2018.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Rising Dividend Growth Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,875,656	$41,704,284	1,251,756	$25,564,840
Reinvestment of distributions	11,404,340	115,817,078	3,291,672	64,533,940
Shares redeemed	(11,867,123)	(144,815,996)	(5,745,663)	(116,707,958)
	3,412,873	12,705,366	(1,202,235)	(26,609,178)
Class C Shares
Shares sold	1,990,737	21,306,015	987,628	19,971,825
Reinvestment of distributions	12,146,115	124,900,331	3,608,555	71,210,377
Shares redeemed	(14,700,253)	(176,996,871)	(7,347,614)	(151,191,571)
	(563,401)	(30,790,525)	(2,751,431)	(60,009,369)
Institutional Shares
Shares sold	6,366,869	88,407,748	3,048,075	63,011,397
Reinvestment of distributions	12,457,809	132,953,032	5,070,695	101,991,902
Shares redeemed	(23,734,594)	(312,316,042)	(19,906,472)	(423,748,047)
	(4,909,916)	(90,955,262)	(11,787,702)	(258,744,748)
Investor Shares
Shares sold	1,916,994	22,095,019	1,059,119	22,245,923
Reinvestment of distributions	7,878,882	83,943,748	3,148,574	63,278,078
Shares redeemed	(12,134,679)	(156,756,382)	(8,652,881)	(181,621,659)
	(2,338,803)	(50,717,615)	(4,445,188)	(96,097,658)
Class P Shares(a)
Shares sold	17,063	209,619	2,176,595	45,658,034
Reinvestment of distributions	1,531,128	16,342,234	33,863	714,643
Shares redeemed	(1,793,344)	(22,149,574)	(165,674)	(3,514,400)
	(245,153)	(5,597,721)	2,044,784	42,858,277
Class R Shares
Shares sold	89,215	955,086	69,947	1,431,894
Reinvestment of distributions	110,225	1,113,855	30,656	599,345
Shares redeemed	(146,729)	(1,739,234)	(122,354)	(2,459,383)
	52,711	329,707	(21,751)	(428,144)
Class R6 Shares(b)
Shares sold	260,151	2,816,993	495	10,000
Reinvestment of distributions	5,071	57,671	10	206
Shares redeemed	(75,304)	(862,540)	—	—
	189,918	2,012,124	505	10,206

NET DECREASE	(4,401,771)	$(163,013,926)	(18,163,018)	$(399,020,614)

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Period Ended October 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*
Class A
Actual	$1,000.00	$1,053.50		$4.92	$1,000.00	$1,009.50		$5.77
Hypothetical 5% return	1,000.00	1,020.42	+	4.84	1,000.00	1,019.46	+	5.80
Class C
Actual	1,000.00	1,049.50		8.78	1,000.00	1,005.10		9.50
Hypothetical 5% return	1,000.00	1,016.64	+	8.64	1,000.00	1,015.73	+	9.55
Institutional
Actual	1,000.00	1,055.60		2.95	1,000.00	1,011.40		4.11
Hypothetical 5% return	1,000.00	1,022.33	+	2.91	1,000.00	1,021.12	+	4.13
Investor
Actual	1,000.00	1,055.00		3.63	1,000.00	1,011.00		4.46
Hypothetical 5% return	1,000.00	1,021.68	+	3.57	1,000.00	1,020.77	+	4.48
Class P
Actual	1,000.00	1,055.60		2.90	1,000.00	1,011.50		4.06
Hypothetical 5% return	1,000.00	1,022.38	+	2.85	1,000.00	1,021.17	+	4.08
Class R
Actual	N/A	N/A		N/A	1,000.00	1,008.20		7.04
Hypothetical 5% return	N/A	N/A	+	N/A	1,000.00	1,018.20	+	7.07
Class R6
Actual	1,000.00	1,055.70		2.90	1,000.00	1,011.50		4.06
Hypothetical 5% return	1,000.00	1,022.38	+	2.85	1,000.00	1,021.17	+	4.08

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Income Builder	0.95%	1.70%	0.57%	0.70%	0.56%	N/A	0.56%
Rising Dividend Growth	1.14	1.88	0.81	0.88	0.80	1.39%	0.80

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreement, the “Agreements”) between the Investment Adviser and Dividend Assets Capital, LLC (the “Sub-Adviser”) on behalf of the Rising Dividend Growth Fund.

The Agreements were most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending (with respect to the Rising Dividend Growth Fund), portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Rising Dividend Growth Fund’s Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates (including, with respect to the Rising Dividend Growth Fund, the Investment Adviser’s oversight of the Sub-Adviser). The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Rising Dividend Growth Fund’s portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Income Builder Fund’s Institutional Shares had placed in the top half of its peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2019. The Trustees recalled that the Income Builder Fund had been repositioned from the Goldman Sachs Balanced Fund in 2012. The Trustees noted that the Rising Dividend Growth Fund’s Institutional Shares had placed in the top half of its peer group for the one-year period and the fourth quartile of its peer group for the three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. They noted that in March 2018, the Investment Adviser’s Quantitative Investment Strategies Team assumed portfolio management responsibilities for the portion of the Fund’s portfolio that follows a “10/10 Strategy” and that the Fund’s Sub-Adviser, retained portfolio management responsibilities for the portion of the Fund’s portfolio that invests in energy infrastructure companies. The Trustees noted that the Investment Adviser’s Global Portfolio Solutions Team manages allocations between the “10/10 Strategy” and the sleeve managed by the Sub-Adviser. They observed that the Investment Adviser had also implemented certain changes to the Fund’s “10/10 Strategy.” The Trustees noted that the Rising Dividend Growth Fund’s peer group (Large Growth) and benchmark (the S&P 500 Index) were broad-based, whereas the Fund focused on dividend-paying stocks. They recalled that the Rising Dividend Growth Fund’s predecessor, which was advised by an affiliate of the Sub-Adviser, had commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012. They also noted that the Rising Dividend Growth Fund and the Income Builder Fund had experienced certain portfolio management changes in the first half of 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund under the Management Agreement and, with respect to the Rising Dividend Growth Fund, payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Income Builder Fund	Rising Dividend Growth Fund

First $1 billion	0.54%	0.75%

Next $1 billion	0.49	0.68

Next $3 billion	0.46	0.64

Next $3 billion	0.45	0.63

Over $8 billion	0.44	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees also considered the relationship between the management and sub-advisory fee schedules for the Rising Dividend Growth Fund, including any effects of asymmetrical waivers and breakpoints. The Trustees noted that the sub-advisory fee schedule for the Fund does not include fee breakpoints. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the Rising Dividend Growth Fund (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Rising Dividend Growth Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Agreements should be approved and continued with respect to each Fund until June 30, 2020.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Sub-Advisory Agreement for the Rising Dividend Growth Fund

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement and Investment Performance

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Rising Dividend Growth Fund by the Sub-Adviser, information about the Sub-Adviser’s: (a) personnel and organizational structure; (b) track record in providing sub-advisory services for the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees noted that the Fund’s predecessor (the “Predecessor Fund”), which was advised by an affiliate of the Sub-Adviser, had commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012. The Trustees reviewed the services provided to the Fund under the Sub-Advisory Agreement. They also observed that the Fund’s Institutional Shares (together with the Predecessor Fund, as applicable) had placed in the third quartile of its peer group for the one-year period and the fourth quartile of its peer group for the three-, five, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. The Trustees noted that the Fund’s peer group (Large Growth) and benchmark (the S&P 500 Index) were broad-based, whereas the Fund focused on dividend-paying stocks. They noted that in March 2018 the investment management responsibilities of the Fund had changed and that the Sub-Adviser now sub-advises only the Fund’s investments in energy infrastructure companies.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the sub-advisory fee rate payable under the Sub-Advisory Agreement, which is calculated at the annual rate of 0.50% of the average daily net assets of the Fund managed by the Sub-Adviser. The Trustees noted that the Sub-Adviser’s compensation is paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the extent of these services.

Conclusion

After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Rising Dividend Growth Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued until June 30, 2020.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	162	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2019, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Funds’ Statement of Additional Information dated February 28, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Dividend Focus Fund — Tax Information (Unaudited)

For the year ended October 31, 2019, 20.63% and 57.14% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2019, 28.00% and 70.99% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Rising Dividend Growth Fund designates $516,474,079, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2019.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.60 trillion in assets under supervision as of September 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

All or a portion of the Funds’ distributions may be treated for tax purposes as a return of capital, however, the final characterization of such distributions will be reported annually on Form 1099-DIV. The final tax status of the distributions may differ substantially from the above dividend information.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 187094-OTU-1103595 DIVFOAR-19

Goldman Sachs Funds

Annual Report	October 31, 2019

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Domestic Equity Insights Funds

∎	LARGE CAP GROWTH INSIGHTS

∎	LARGE CAP VALUE INSIGHTS

∎	SMALL CAP EQUITY INSIGHTS

∎	SMALL CAP GROWTH INSIGHTS

∎	SMALL CAP VALUE INSIGHTS

∎	U.S. EQUITY INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

What Differentiates Goldman Sachs’

Domestic Equity Insights Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Equity Insights combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

∎	Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.

∎	Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.

∎	Objective – Our stock selection process is designed to be free from the emotion that may lead to biased investment decisions.

∎	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

∎	We use a proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

∎	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

∎	Offer broad access to a clearly defined equity universe.

∎	Generate excess returns that are positive, consistent and repeatable.

1

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2019

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2019 (the “Reporting Period”).

In the first half of the Reporting Period, we added a signal within our High Quality Business Models investment theme that uses novel data to help us understand consumer retail trends. We believe this signal will complement our existing suite of alternative data metrics to help us better understand retailers’ earnings growth. In addition, we added a number of signals that utilize natural language processing and regulatory filings to help us better understand the regulatory and business risks faced by companies. Within our Sentiment Analysis investment theme, we enhanced our existing signals that use machine learning to help understand sell-side analyst sentiment. With a larger corpus of sell-side research reports to analyze, we have introduced a new machine learning algorithm to help classify sentiment.

In the second half of the Reporting Period, we implemented a new signal within our Sentiment Analysis investment theme that gauges investor conviction around future price declines for securities. We analyze more than 6,000 stocks to ascertain the difficulty in borrowing the security for the purposes of short selling. We also implemented two new signals within our Market Themes & Trends investment theme. The first signal analyzes co-movement of companies that have a similar online presence. The second signal, which covers more than 7,000 stocks, identifies stocks collectively held by mutual funds in order to gauge their potential co-movement resulting from investor activity.

2

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

U.S. equities recorded substantial gains during the 12-month period ended October 31, 2019 (the “Reporting Period”), with Federal Reserve (“Fed”) monetary policy, economic growth expectations and geopolitics dominating market sentiment.

When the Reporting Period began in November 2018, U.S. equities gained following a volatile prior month. Trade and political uncertainty persisted, but U.S. stocks were buoyed by dovish comments from Fed Chair Jerome Powell and by seemingly encouraging progress toward China-U.S. trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) The U.S. midterm elections on November 6th resulted in a divided government, as had been widely anticipated, with the Democrats gaining control of the House of Representatives and the Republicans maintaining their majority in the Senate. U.S. economic data remained strong, with Gross Domestic Product (“GDP”) growing at an annualized pace of 3.5% in the third quarter of 2018, following a 4.2% annualized GDP growth rate in the second calendar quarter. However, the rally was short-lived, as U.S. equities plunged in December 2018 on renewed investor fears, sparked by the arrest of a Chinese technology executive, a partial U.S. federal government shutdown and the U.S. President’s criticism of Fed Chair Powell.

U.S. equities rallied in January 2019, rebounding after a challenging and volatile 2018. Fed commentary provided a supportive background for U.S. equities, as Fed Chair Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to the balance sheet runoff, or the shrinking of the Fed balance sheet as securities mature. The U.S. unemployment rate remained well below trend at 3.8% in February 2019, with a steady increase in wages of 3.4% year over year. Housing data continued to show strength in the first quarter, with new home sales reaching 667,000 in February, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates, resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was a point of significant strength in the U.S. economy, climbing in each month of the first quarter of 2019 and eventually reaching 98.4 in March, its highest level in six months. Economic growth concerns, however, failed to completely abate, as fourth quarter 2018 GDP growth was revised down in March to 2.2%. While the revision was evidence of a slowing U.S. economy, the result was largely priced in by equity markets and thus had a limited effect on stock prices outside of the financials sector, which tends to be more interest rate-sensitive.

U.S. equities continued to post gains in the second quarter of 2019. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (Noise refers to information or activity that confuses or misrepresents genuine underlying trends.) In April 2019, investors seemed optimistic about a possible trade deal, but this positive outlook faded in May when the U.S. President threatened to raise then-current tariffs and impose new duties on $300 billion of additional Chinese imports. Sanctions were temporarily placed on a Chinese telecommunications giant, until they were lifted in June, when any additional tariffs or compromise were postponed. Also during the second calendar quarter, the U.S. equity market kept a close eye on the Fed. After steadily raising interest rates since 2015, the Fed alluded to a more accommodative approach. The market consensus had largely priced in at least one interest rate cut by the end of 2019, if not sooner. Economic indicators were mixed during the second calendar quarter, with consumer sentiment remaining elevated but nonfarm payrolls and manufacturing indices across the board falling short of market expectations.

During the third quarter of 2019, U.S. equities recorded slightly positive returns. Global economic data continued to slow, prompting the Fed to adopt measures of monetary easing. The Fed cut interest rates in July and September — its first interest rate cuts since 2008 — in an effort to prolong the U.S. economic expansion. Economic data was largely mixed during the third calendar quarter, with manufacturing data and consumer confidence showing signs of weakness, but domestic demand holding steady in the context of a strong labor market.

In October 2019, U.S. equities posted a modest gain. Investors welcomed signs of an easing in geopolitical tensions during the month, as U.S. and Chinese authorities appeared to move closer to a partial trade agreement, and the U.K. edged back from a no-deal Brexit. (Brexit refers to the U.K.’s efforts to exit the European Union.) U.S. economic data continued to soften, with the majority of weakness manifesting in the trade-sensitive manufacturing sector. Consumer confidence and the pace of job growth also fell moderately, and this overall picture of slowing economic momentum led the Fed to cut interest rates for the third time in the 2019 calendar year.

3

MARKET REVIEW

For the Reporting Period overall, the S&P 500® Index (with dividends reinvested) returned 14.33%, with 10 of its 11 sectors generating positive absolute returns. Real estate, information technology and utilities were the best performing sectors in the S&P 500® Index. Energy was the only sector in the S&P 500® Index to decline, while health care and financials generated the weakest positive returns.

In terms of market capitalization, all segments posted solid positive absolute returns, but on a relative basis, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed closely by mid-cap stocks, as measured by the Russell Midcap® Index, and then, at some distance, by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 11.28%, 10.42%, 11.70%, 11.15%, 11.56%, 11.71%, 10.98% and 11.72%, respectively. These returns compare to the 17.10% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with all four of our quantitative model’s investment themes detracting from performance. Stock selection driven by these investment themes hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes detracted from the Fund’s relative performance. High Quality Business Models was the Fund’s worst-performing investment theme, followed by Fundamental Mispricings, Sentiment Analysis and Market Themes & Trends. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

5

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection hurt the Fund’s relative performance, highlighted by holdings in the health care, financials and information technology sectors. On the positive side, the Fund benefited from stock selection in communication services.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt during the Reporting Period by overweight positions relative to the Index in Spirit AeroSystems Holdings, an aerostructures manufacturer; Allison Transmission, a maker of commercial-duty automatic transmissions and hybrid propulsion systems; and Comerica, a financial services company. The Fund’s overweights in Spirit AeroSystems Holdings and Allison Transmission were primarily due to our High Quality Business Models and Fundamental Mispricings investment themes. We chose to overweight Comerica mainly because of our Fundamental Mispricings investment theme.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from an underweight in tobacco company Altria Group. Its overweight positions in food retailer Chipotle Mexican Grill and technology company Apple also bolstered relative performance. The underweight in Altria Group was driven by our Sentiment Analysis, Market Themes & Trends and High Quality Business Models investment themes. Our High Quality Business Models and Sentiment Analysis investment themes were largely responsible for the Fund’s overweight in Chipotle Mexican Grill. We adopted the overweight in Apple primarily because of our High Quality Business Models investment theme.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the real estate, financials, materials, consumer discretionary and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the industrials, information technology, communication services and consumer staples sectors. The Fund was relatively neutral compared to the Index in the energy and utilities sectors at the end of the Reporting Period.

6

FUND BASICS

Large Cap Growth Insights Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	7.7%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	7.0	Software
Amazon.com, Inc.	6.0	Internet & Direct Marketing Retail
Facebook, Inc., Class A	4.2	Interactive Media & Services
Visa, Inc., Class A	2.9	IT Services
Alphabet, Inc., Class C	2.8	Interactive Media & Services
Alphabet, Inc., Class A	2.3	Interactive Media & Services
Cisco Systems, Inc.	2.0	Communications Equipment
PayPal Holdings, Inc.	1.9	IT Services
AbbVie, Inc.	1.8	Biotechnology

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on November 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	11.28%	11.24%	14.43%	—
Including sales charges	5.15%	9.99%	13.79%	—

Class C
Excluding contingent deferred sales charges	10.42%	10.41%	13.58%	—
Including contingent deferred sales charges	9.31%	10.41%	13.58%	—

Institutional	11.70%	11.69%	14.90%	—

Service	11.15%	11.14%	14.32%	—

Investor	11.56%	11.52%	14.72%	—

Class P (Commenced April 16, 2018)	11.71%	N/A	N/A	7.60%

Class R	10.98%	10.97%	14.14%	—

Class R6 (Commenced July 31, 2015)	11.72%	N/A	N/A	11.70%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

8

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 5.30%, 4.53%, 5.68%, 5.19%, 5.55%, 5.74%, 5.01% and 5.73%, respectively. These returns compare to the 11.21% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with all four of our quantitative model’s investment themes detracting from returns. Stock selection driven by these investment themes hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes detracted from the Fund’s relative performance. High Quality Business Models was the Fund’s worst-performing investment theme, followed by Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

9

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection detracted from the Fund’s relative performance, led by investments in the health care, financials and consumer staples sectors. Stock selection in industrials, real estate and information technology contributed positively to relative returns.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hampered during the Reporting Period by overweight positions relative to the Index in Mylan, a maker of generic and specialty pharmaceuticals; Conagra Brands, a packaged food company; and ConocoPhillips, an energy company. We decided to overweight Mylan mainly because of our Sentiment Analysis and Fundamental Mispricings investment themes, while the overweight in Conagra Brands was primarily due to our Market Themes & Trends and Sentiment Analysis investment themes. Our High Quality Business Models and Sentiment Analysis investment themes led to the overweight position in ConocoPhillips.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from overweight positions in retailer Target, paint and coating manufacturer Sherwin-Williams and electronics testing and measurement equipment and software maker Keysight Technologies. We adopted the overweight in Target because of our High Quality Business Models, Sentiment Analysis and Market Themes & Trends investment themes. The Fund was overweight Sherwin-Williams and Keysight Technologies largely due to our High Quality Business Models and Market Themes & Trends investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, health care, real estate and utilities sectors relative to the Index. Compared to the Index, the Fund was underweight the communication services, industrials, consumer staples and financials sectors. The Fund was relatively neutral in the materials, energy and information technology sectors at the end of the Reporting Period.

10

FUND BASICS

Large Cap Value Insights Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business

Johnson & Johnson	2.5%	Pharmaceuticals
Berkshire Hathaway, Inc., Class B	2.1	Diversified Financial Services
Philip Morris International, Inc.	1.9	Tobacco
JPMorgan Chase & Co.	1.9	Banks
Home Depot, Inc. (The)	1.8	Specialty Retail
Pfizer, Inc.	1.8	Pharmaceuticals
Gilead Sciences, Inc.	1.5	Biotechnology
Becton Dickinson and Co.	1.5	Health Care Equipment & Supplies
ConocoPhillips	1.4	Oil, Gas & Consumable Fuels
Prologis, Inc. REIT	1.4	Equity Real Estate Investment Trusts (REITs)

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on November 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	5.30%	7.28%	11.80%	—
Including sales charges	-0.51%	6.07%	11.17%	—

Class C
Excluding contingent deferred sales charges	4.53%	6.48%	10.97%	—
Including contingent deferred sales charges	3.48%	6.48%	10.97%	—

Institutional	5.68%	7.68%	12.25%	—

Service	5.19%	7.17%	11.69%	—

Investor	5.55%	7.54%	12.07%	—

Class P (Commenced April 16, 2018)	5.74%	N/A	N/A	3.16%

Class R	5.01%	7.00%	11.51%	—

Class R6 (Commenced July 31, 2015)	5.73%	N/A	N/A	8.19%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

12

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 5.64%, 4.86%, 6.03%, 5.52%, 5.90%, 6.06%, 5.35% and 6.05%, respectively. These returns compare to the 4.90% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, most shares classes of the Fund outperformed the Index, with all four of our quantitative model’s investment themes adding to performance. Stock selection driven by these investment themes bolstered relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes contributed positively to the Fund’s relative performance. Market Themes & Trends and Sentiment Analysis were the Fund’s best-performing investment themes. Fundamental Mispricings and High Quality Business Models also added to returns, albeit to a lesser extent. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Q	How did the Fund’s sector allocations affect relative performance?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

13

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection added to the Fund’s performance, with investments in the health care sector contributing most positively. Holdings in the real estate and energy sectors also boosted relative returns. Conversely, selection in the financials, materials and information technology sectors detracted from the Fund’s results.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund benefited during the Reporting Period from its overweights compared to the Index in Sinclair Broadcast Group, a telecommunications company; Array BioPharma, a clinical stage pharmaceutical company; and Inphi, a provider of high-speed data movement interconnects. The overweight in Sinclair Broadcast Group was established predominantly due to our High Quality Business Models and Market Themes & Trends investment themes. The overweight in Array BioPharma was based primarily on our Sentiment Analysis, High Quality Business Models and Market Themes & Trends investment themes. We chose to overweight Inphi largely because of our High Quality Business Models and Sentiment Analysis investment themes.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hindered by its overweight positions in movie theater chain AMC Entertainment Holdings; biodiesel production company Renewable Energy Group; and nutrition and weight loss company Medifast. Our High Quality Business Models, Fundamental Mispricings and Sentiment Analysis investment themes drove the overweight in AMC Entertainment Holdings. The Fund was overweight Renewable Energy Group because of our Fundamental Mispricings, Market Themes & Trends and High Quality Business Models investment themes. The overweight in Medifast was due primarily to our High Quality Business Models investment theme.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy and consumer discretionary sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, health care and information technology sectors. The Fund was relatively neutral versus the Index in the communication services, consumer staples, materials, real estate, financials and industrials sectors at the end of the Reporting Period.

14

FUND BASICS

Small Cap Equity Insights Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business

Rexford Industrial Realty, Inc. REIT	0.8%	Equity Real Estate Investment Trusts (REITs)
First Industrial Realty Trust, Inc. REIT	0.8	Equity Real Estate Investment Trusts (REITs)
Terreno Realty Corp. REIT	0.8	Equity Real Estate Investment Trusts (REITs)
Simpson Manufacturing Co., Inc.	0.7	Building Products
Murphy USA, Inc.	0.7	Specialty Retail
Perspecta, Inc.	0.7	IT Services
Viavi Solutions, Inc.	0.7	Communications Equipment
TopBuild Corp.	0.7	Household Durables
Vishay Intertechnology, Inc.	0.7	Electronic Equipment, Instruments & Components
NuVasive, Inc.	0.7	Health Care Equipment & Supplies

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets as of October 31, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on November 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	5.64%	8.38%	12.79%	—
Including sales charges	-0.18%	7.17%	12.16%	—

Class C
Excluding contingent deferred sales charges	4.86%	7.57%	11.95%	—
Including contingent deferred sales charges	3.81%	7.57%	11.95%	—

Institutional	6.03%	8.81%	13.24%	—

Service	5.52%	8.27%	12.67%	—

Investor	5.90%	8.66%	13.07%	—

Class P (Commenced April 16, 2018)	6.06%	N/A	N/A	2.79%

Class R	5.35%	8.11%	12.51%	—

Class R6 (Commenced July 31, 2015)	6.05%	N/A	N/A	8.68%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

16

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 5.65%, 4.92%, 6.08%, 5.93%, 6.08%, 5.42% and 6.08%, respectively. These returns compare to the 6.40% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with two of our quantitative model’s four investment themes detracting from returns. The Fund was also hurt by certain individual stock positions based on our investment themes.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — High Quality Business Models and Fundamental Mispricings — detracted from the Fund’s relative performance. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Our Market Themes & Trends and Sentiment Analysis investment themes contributed positively to relative results. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector allocations affect relative performance?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its

17

PORTFOLIO RESULTS

sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund was hampered by certain individual stock positions. Investments in the financials, materials, consumer discretionary and energy sectors detracted from relative performance. On the positive side, holdings in the health care, real estate and communication services sectors added to results.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt during the Reporting Period by its overweight positions relative to the Index in Renewable Energy Group, a biodiesel production company, and Ferro, a producer of technology-based performance materials for manufacturers. An underweight position in Generac Holdings, a maker of backup power generation products, also detracted from the Fund’s performance. We chose to overweight Renewable Energy Group due primarily to our Fundamental Mispricings, Market Themes & Trends and High Quality Business Models investment themes. Our Sentiment Analysis investment theme drove the overweight in Ferro. The underweight in Generac Holdings was largely the result of our High Quality Business Models and Sentiment Analysis investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was helped by its overweights in Array BioPharma, a clinical stage pharmaceutical company; Sinclair Broadcast Group, a telecommunications company; and Inphi, a provider of high-speed data movement interconnects. The overweight in Array BioPharma was based primarily on our Sentiment Analysis investment theme. We adopted the overweights in Sinclair Broadcast Group and Inphi mostly because of our High Quality Business Models investment theme.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy and financials sectors relative to the Index. Compared to the Index, the Fund was underweight the health care, utilities, and real estate sectors. The Fund was relatively neutral compared to the Index in the consumer discretionary, communication services, materials, industrials, information technology and consumer staples sectors at the end of the Reporting Period.

18

FUND BASICS

Small Cap Growth Insights Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business

Haemonetics Corp.	1.0%	Health Care Equipment & Supplies
Simpson Manufacturing Co., Inc.	1.0	Building Products
Viavi Solutions, Inc.	0.9	Communications Equipment
NuVasive, Inc.	0.9	Health Care Equipment & Supplies
TopBuild Corp.	0.9	Household Durables
Novocure Ltd.	0.8	Health Care Equipment & Supplies
Insperity, Inc.	0.8	Professional Services
Deckers Outdoor Corp.	0.8	Textiles, Apparel & Luxury Goods
Repligen Corp.	0.8	Biotechnology
Omnicell, Inc.	0.8	Health Care Technology

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on November 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2009, through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	5.65%	8.86%	13.90%	—
Including sales charges	-0.17%	7.64%	13.25%	—

Class C
Excluding contingent deferred sales charges	4.92%	8.06%	13.05%	—
Including contingent deferred sales charges	3.87%	8.06%	13.05%	—

Institutional	6.08%	9.29%	14.35%	—

Investor	5.93%	9.14%	14.18%	—

Class P (Commenced April 16, 2018)	6.08%	N/A	N/A	2.75%

Class R	5.42%	8.59%	13.61%	—

Class R6 (Commenced July 31, 2015)	6.08%	N/A	N/A	8.36%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

20

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 4.40%, 3.67%, 4.81%, 4.69%, 4.82%, 4.14% and 4.83%, respectively. These returns compare to the 3.22% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund outperformed the Index, with three of our quantitative model’s four investment themes contributing positively. Stock selection driven by these investment themes added to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our four investment themes bolstered the Fund’s relative performance. Market Themes & Trends was the Fund’s best-performing investment theme. Sentiment Analysis and Fundamental Mispricings also added to returns, albeit to a lesser extent. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

The impact of our High Quality Business Models investment theme was rather neutral during the Reporting Period. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its

21

PORTFOLIO RESULTS

sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund benefited from stock selection in the energy, health care and industrials sectors. Investments in the financials, consumer staples and information technology sectors detracted from relative performance.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual positions, the Fund was helped during the Reporting Period by overweight positions versus the Index in telecommunications company Sinclair Broadcast Group, real estate development company Meritage Homes, and high-speed data movement interconnects provider Inphi. The overweights in Sinclair Broadcast Group and Inphi were due mainly to our High Quality Business Models investment theme. We decided to overweight Meritage Homes largely because of our Fundamental Mispricings, Sentiment Analysis and High Quality Business Models investment themes.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by overweight positions in oilfield services company Superior Energy Services and movie theater chain AMC Entertainment Holdings. An underweight in Cree, which makes lighting-class light emitting diodes (“LEDs”), lighting products and products for power and radio-frequency applications, also detracted from the Fund’s relative returns. The overweight in Superior Energy Services was implemented mainly because of our Sentiment Analysis and High Quality Business Models investment themes. Our High Quality Business Models investment theme led us to overweight AMC Entertainment Holdings. We adopted the underweight in Cree mostly due to our High Quality Business Models and Fundamental Mispricings investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials, consumer discretionary and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, real estate and financials sectors. The Fund was relatively neutral in the health care, consumer staples, materials, information technology and communication services sectors at the end of the Reporting Period.

22

FUND BASICS

Small Cap Value Insights Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business

Rexford Industrial Realty, Inc. REIT	0.9%	Equity Real Estate Investment Trusts (REITs)
First Industrial Realty Trust, Inc. REIT	0.9	Equity Real Estate Investment Trusts (REITs)
Portland General Electric Co.	0.9	Electric Utilities
Perspecta, Inc.	0.9	IT Services
CenterState Bank Corp.	0.8	Banks
Darling Ingredients, Inc.	0.8	Food Products
Vishay Intertechnology, Inc.	0.8	Electronic Equipment, Instruments & Components
Delek US Holdings, Inc.	0.8	Oil, Gas & Consumable Fuels
Columbia Banking System, Inc.	0.8	Banks
Terreno Realty Corp. REIT	0.8	Equity Real Estate Investment Trusts (REITs)

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets as of October 31, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

23

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $10,000 investment made on November 1, 2009 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Value Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	4.40%	7.48%	11.90%	—
Including sales charges	-1.34%	6.28%	11.27%	—

Class C
Excluding contingent deferred sales charges	3.67%	6.69%	11.08%	—
Including contingent deferred sales charges	2.64%	6.69%	11.08%	—

Institutional	4.81%	7.91%	12.35%	—

Investor	4.69%	7.75%	12.19%	—

Class P (Commenced April 16, 2018)	4.82%	N/A	N/A	1.51%

Class R	4.14%	7.21%	11.62%	—

Class R6 (Commenced July 31, 2015)	4.83%	N/A	N/A	8.70%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

24

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 7.98%, 7.20%, 8.39%, 7.86%, 8.25%, 8.40%, 7.72% and 8.38%, respectively. These returns compare to the 14.33% average annual total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with all four of our quantitative model’s investment themes detracting from results. Stock selection driven by these investment themes further hampered relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes — High Quality Business Models, Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends — detracted from the Fund’s relative performance. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

25

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection hurt the Fund’s performance, with holdings in the health care sector detracting most. Investments in the financials and consumer staples sectors also diminished relative returns. There was no sector in which stock selection had a positive impact overall on relative performance.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hampered during the Reporting Period by overweight positions relative to the Index in ConocoPhillips, an energy company; Conagra Brands, a packaged foods company; and Align Technology, a manufacturer of 3D digital scanners and clear aligners used in orthodontics. The overweights in ConocoPhillips and Align Technology were largely due to our High Quality Business Models and Sentiment Analysis investment themes. We assumed the overweight in Conagra Brands mainly because of our Market Themes & Trends and Sentiment Analysis investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was aided by overweight positions in technology company Apple, retail chain Target and paint and coating manufacturer Sherwin-Williams. We decided to overweight Apple and Sherwin-Williams based mostly on our High Quality Business Models investment theme. Our High Quality Business Models and Market Themes & Trends investment themes drove the Fund’s overweight in Target.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the real estate, consumer discretionary, utilities and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the communication services, industrials, consumer staples and information technology sectors. The Fund was relatively neutral compared to the Index in the energy, materials and financials sectors at the end of the Reporting Period.

26

FUND BASICS

U.S. Equity Insights Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	5.4%	Software
Apple, Inc.	4.5	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	3.9	Internet & Direct Marketing Retail
Facebook, Inc., Class A	2.8	Interactive Media & Services
Home Depot, Inc. (The)	2.0	Specialty Retail
Alphabet, Inc., Class A	2.0	Interactive Media & Services
Alphabet, Inc., Class C	2.0	Interactive Media & Services
Johnson & Johnson	1.8	Pharmaceuticals
Cisco Systems, Inc.	1.5	Communications Equipment
Costco Wholesale Corp.	1.5	Food & Staples Retailing

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

27

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $10,000 investment made on November 1, 2009 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500® Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	7.98%	9.04%	12.90%	—
Including sales charges	2.04%	7.81%	12.26%	—

Class C
Excluding contingent deferred sales charges	7.20%	8.22%	12.06%	—
Including contingent deferred sales charges	6.16%	8.22%	12.06%	—

Institutional	8.39%	9.46%	13.34%	—

Service	7.86%	8.92%	12.78%	—

Investor	8.25%	9.30%	13.18%	—

Class P (Commenced April 16, 2018)	8.40%	N/A	N/A	5.62%

Class R	7.72%	8.76%	12.62%	—

Class R6 (Commenced July 31, 2015)	8.38%	N/A	N/A	9.77%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

28

FUND BASICS

Index Definitions

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell 1000® Growth Index do not include any deduction for fees, expenses or taxes.

The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Russell 2000® Index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index figures do not reflect any deduction for fees, expenses or taxes.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the S&P 500® Index do not include any deduction for fees, expenses or taxes.

It is not possible to invest directly in an index.

29

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 99.6%
Aerospace & Defense – 0.9%
16,449	Boeing Co. (The)	$5,591,180
96,606	HEICO Corp.	11,915,384

		17,506,564

Airlines – 2.4%
378,376	Delta Air Lines, Inc.	20,840,950
850,305	JetBlue Airways Corp.*	16,410,887
165,995	Southwest Airlines Co.	9,317,299

		46,569,136

Banks – 1.7%
176,303	Popular, Inc.	9,601,461
126,816	Signature Bank	15,004,869
23,765	SVB Financial Group*	5,263,472
60,060	Western Alliance Bancorp	2,962,760
15,848	Zions Bancorp NA	768,153

		33,600,715

Beverages – 0.7%
207,153	Monster Beverage Corp.*	11,627,498
17,332	PepsiCo, Inc.	2,377,430

		14,004,928

Biotechnology – 5.6%
437,609	AbbVie, Inc.	34,811,796
180,425	Alexion Pharmaceuticals, Inc.*	19,016,795
51,020	Biogen, Inc.*	15,240,184
325,838	Gilead Sciences, Inc.	20,759,139
228,998	Incyte Corp.*	19,217,512

		109,045,426

Building Products – 0.4%
8,993	Allegion PLC	1,043,548
154,124	Johnson Controls International PLC	6,678,193

		7,721,741

Capital Markets – 0.3%
11,444	S&P Global, Inc.	2,952,438
94,290	TD Ameritrade Holding Corp.	3,618,850

		6,571,288

Chemicals – 1.5%
84,099	Axalta Coating Systems Ltd.*	2,480,080
35,169	CF Industries Holdings, Inc.	1,594,914
45,839	Sherwin-Williams Co. (The)	26,234,576

		30,309,570

Commercial Services & Supplies – 1.0%
75,292	Cintas Corp.	20,228,702

Communications Equipment – 2.1%
63,886	Ciena Corp.*	2,371,448
813,412	Cisco Systems, Inc.	38,645,204

		41,016,652

Construction Materials – 0.1%
11,485	Martin Marietta Materials, Inc.	3,008,036

Common Stocks – (continued)
Consumer Finance – 1.5%
304,480	Ally Financial, Inc.	9,326,222
587,666	Synchrony Financial	20,785,747

		30,111,969

Containers & Packaging – 0.4%
170,336	Berry Global Group, Inc.*	7,070,647

Distributors – 0.1%
11,271	Pool Corp.	2,337,605

Diversified Financial Services – 0.9%
336,394	Voya Financial, Inc.	18,151,820

Electronic Equipment, Instruments & Components – 2.1%
291,428	Jabil, Inc.	10,730,379
219,094	Keysight Technologies, Inc.*	22,108,776
178,226	National Instruments Corp.	7,376,774

		40,215,929

Entertainment – 0.6%
35,355	Take-Two Interactive Software, Inc.*	4,254,974
1,150,230	Zynga, Inc., Class A*	7,096,919

		11,351,893

Equity Real Estate Investment Trusts (REITs) – 4.6%
58,414	American Homes 4 Rent, Class A REIT	1,546,218
74,174	CubeSmart REIT	2,351,316
151,563	Duke Realty Corp. REIT	5,325,924
309,770	Equity LifeStyle Properties, Inc. REIT	21,665,314
179,425	Extra Space Storage, Inc. REIT	20,144,045
456,874	Invitation Homes, Inc. REIT	14,067,150
94,572	Public Storage REIT	21,076,316
18,941	Sun Communities, Inc. REIT	3,080,754

		89,257,037

Food & Staples Retailing – 1.8%
69,023	Costco Wholesale Corp.	20,507,424
267,750	Walgreens Boots Alliance, Inc.	14,667,345

		35,174,769

Health Care Equipment & Supplies – 3.5%
43,545	Align Technology, Inc.*	10,985,968
73,817	Becton Dickinson and Co.	18,897,152
2,515	Cooper Cos., Inc. (The)	731,865
42,882	DENTSPLY SIRONA, Inc.	2,349,076
42,892	Hill-Rom Holdings, Inc.	4,490,364
23,381	Hologic, Inc.*	1,129,536
94,271	STERIS PLC	13,345,945
26,828	Teleflex, Inc.	9,320,315
48,576	West Pharmaceutical Services, Inc.	6,987,172

		68,237,393

Health Care Providers & Services – 3.3%
82,506	Anthem, Inc.	22,200,715
5,305	Centene Corp.*	281,589

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)
167,912	HCA Healthcare, Inc.	$22,422,969
36,810	Molina Healthcare, Inc.*	4,330,328
59,769	UnitedHealth Group, Inc.	15,103,626

		64,339,227

Health Care Technology – 0.1%
13,727	Veeva Systems, Inc., Class A*	1,946,900

Hotels, Restaurants & Leisure – 3.3%
4,135	Chipotle Mexican Grill, Inc.*	3,217,692
243,246	MGM Resorts International	6,932,511
20,617	Planet Fitness, Inc., Class A*	1,312,478
398,646	Starbucks Corp.	33,709,506
183,534	Yum! Brands, Inc.	18,667,243

		63,839,430

Household Durables – 1.0%
265,086	D.R. Horton, Inc.	13,882,554
81,537	Lennar Corp., Class A	4,859,605

		18,742,159

Independent Power and Renewable Electricity Producers – 0.4%
454,223	AES Corp.	7,744,502

Insurance – 0.3%
6,021	Athene Holding Ltd., Class A*	261,010
87,952	Progressive Corp. (The)	6,130,255

		6,391,265

Interactive Media & Services – 9.3%
35,022	Alphabet, Inc., Class A*	44,085,694
44,008	Alphabet, Inc., Class C*	55,454,921
432,439	Facebook, Inc., Class A*	82,876,934

		182,417,549

Internet & Direct Marketing Retail – 7.6%
65,587	Amazon.com, Inc.*	116,525,799
15,406	Booking Holdings, Inc.*	31,563,351

		148,089,150

IT Services – 7.1%
6,004	CACI International, Inc., Class A*	1,343,395
75,479	Mastercard, Inc., Class A	20,893,342
351,260	PayPal Holdings, Inc.*	36,566,166
115,594	VeriSign, Inc.*	21,965,172
321,019	Visa, Inc., Class A	57,417,458

		138,185,533

Life Sciences Tools & Services – 2.1%
10,369	Agilent Technologies, Inc.	785,451
118,078	IQVIA Holdings, Inc.*	17,052,825
31,717	Mettler-Toledo International, Inc.*	22,358,582

		40,196,858

Machinery – 0.9%
386,870	Allison Transmission Holdings, Inc.	16,871,401

Media – 0.3%
8,249	Charter Communications, Inc., Class A*	3,859,377

Common Stocks – (continued)
Media – (continued)
54,494	New York Times Co. (The), Class A	1,683,865

		5,543,242

Metals & Mining – 0.4%
359,013	Alcoa Corp.*	7,463,880

Multiline Retail – 0.9%
1,206,984	Macy’s, Inc.	18,297,877

Oil, Gas & Consumable Fuels – 0.5%
99,218	HollyFrontier Corp.	5,451,037
47,945	Valero Energy Corp.	4,649,706

		10,100,743

Personal Products – 1.3%
131,771	Estee Lauder Cos., Inc. (The), Class A	24,544,984

Pharmaceuticals – 1.0%
51,244	Johnson & Johnson	6,766,258
109,016	Merck & Co., Inc.	9,447,327
204,869	Mylan NV*	3,923,241

		20,136,826

Professional Services – 0.6%
23,053	CoStar Group, Inc.*	12,668,085

Road & Rail – 0.6%
4,659	CSX Corp.	327,388
69,931	Union Pacific Corp.	11,570,783

		11,898,171

Semiconductors & Semiconductor Equipment – 3.4%
150,345	Analog Devices, Inc.	16,031,287
118,664	Cree, Inc.*	5,663,833
9,362	Lam Research Corp.	2,537,476
78,045	NXP Semiconductors NV (Netherlands)	8,872,156
188,728	Teradyne, Inc.	11,553,928
122,034	Texas Instruments, Inc.	14,398,792
36,193	Universal Display Corp.	7,245,115

		66,302,587

Software – 12.6%
93,368	Adobe, Inc.*	25,949,768
331,461	Cadence Design Systems, Inc.*	21,660,977
59,791	Citrix Systems, Inc.	6,508,848
24,873	HubSpot, Inc.*	3,857,802
109,434	Intuit, Inc.	28,179,255
949,997	Microsoft Corp.	136,201,070
71,235	ServiceNow, Inc.*	17,613,566
34,074	Workday, Inc., Class A*	5,525,440

		245,496,726

Specialty Retail – 2.3%
73,033	CarMax, Inc.*	6,804,485
146,327	Home Depot, Inc. (The)	34,325,388
221,089	L Brands, Inc.	3,767,356

		44,897,229

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 8.1%
606,036	Apple, Inc.	$150,757,515
377,485	HP, Inc.	6,556,915

		157,314,430

TOTAL INVESTMENTS – 99.6%
(Cost $1,588,909,801)		$1,944,920,574

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		7,983,262

NET ASSETS – 100.0%		$1,952,903,836

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 99.1%
Aerospace & Defense – 0.1%
1,307	L3Harris Technologies, Inc.	$269,647

Airlines – 2.5%
9,990	Copa Holdings SA, Class A (Panama)	1,016,383
98,548	Delta Air Lines, Inc.	5,428,024
126,424	JetBlue Airways Corp.*	2,439,983
42,378	Southwest Airlines Co.	2,378,677

		11,263,067

Automobiles – 0.0%
4,050	General Motors Co.	150,498

Banks – 10.4%
137,122	Bank of America Corp.	4,287,805
12,178	Citigroup, Inc.	875,111
144,789	Citizens Financial Group, Inc.	5,090,781
179,966	Fifth Third Bancorp	5,233,411
69,904	JPMorgan Chase & Co.	8,732,408
4,450	PacWest Bancorp	164,605
52,668	People’s United Financial, Inc.	851,641
85,423	Popular, Inc.	4,652,137
37,169	Signature Bank	4,397,836
4,985	SVB Financial Group*	1,104,078
64,784	Wells Fargo & Co.	3,344,798
75,742	Western Alliance Bancorp	3,736,353
98,395	Zions Bancorp NA	4,769,206

		47,240,170

Beverages – 0.1%
8,713	Monster Beverage Corp.*	489,061

Biotechnology – 3.2%
23,814	AbbVie, Inc.	1,894,403
26,710	Alexion Pharmaceuticals, Inc.*	2,815,234
9,559	Biogen, Inc.*	2,855,369
107,401	Gilead Sciences, Inc.	6,842,518

		14,407,524

Building Products – 1.3%
131,662	Johnson Controls International PLC	5,704,914

Capital Markets – 2.5%
13,120	Ameriprise Financial, Inc.	1,979,677
85,675	Morgan Stanley	3,945,334
62,375	State Street Corp.	4,121,116
34,848	TD Ameritrade Holding Corp.	1,337,466

		11,383,593

Chemicals – 2.4%
29,977	Axalta Coating Systems Ltd.*	884,022
25,909	CF Industries Holdings, Inc.	1,174,973
66,224	Dow, Inc.	3,343,650
14,069	Eastman Chemical Co.	1,069,807
7,777	Sherwin-Williams Co. (The)	4,450,932

		10,923,384

Common Stocks – (continued)
Communications Equipment – 0.1%
10,035	Ciena Corp.*	372,499
435	Motorola Solutions, Inc.	72,349

		444,848

Construction Materials – 0.6%
6,851	Martin Marietta Materials, Inc.	1,794,346
6,045	Vulcan Materials Co.	863,649

		2,657,995

Consumer Finance – 2.5%
160,028	Ally Financial, Inc.	4,901,658
14,018	Capital One Financial Corp.	1,307,178
145,414	Synchrony Financial	5,143,293

		11,352,129

Containers & Packaging – 0.2%
25,840	Berry Global Group, Inc.*	1,072,618

Diversified Financial Services – 3.8%
136,055	AXA Equitable Holdings, Inc.	2,938,788
44,086	Berkshire Hathaway, Inc., Class B*	9,371,802
89,833	Voya Financial, Inc.	4,847,389

		17,157,979

Diversified Telecommunication Services – 1.9%
126,688	AT&T, Inc.	4,876,221
63,500	Verizon Communications, Inc.	3,839,845

		8,716,066

Electric Utilities – 4.3%
28,227	American Electric Power Co., Inc.	2,664,346
129,814	Exelon Corp.	5,905,239
111,663	FirstEnergy Corp.	5,395,556
163,061	PPL Corp.	5,460,913

		19,426,054

Electrical Equipment – 1.1%
17,837	AMETEK, Inc.	1,634,761
37,133	Eaton Corp. PLC	3,234,656

		4,869,417

Electronic Equipment, Instruments & Components – 1.2%
21,592	Jabil, Inc.	795,018
44,031	Keysight Technologies, Inc.*	4,443,168

		5,238,186

Energy Equipment & Services – 0.1%
12,873	Helmerich & Payne, Inc.	482,737

Entertainment – 1.1%
31,926	Cinemark Holdings, Inc.	1,168,491
2,882	Take-Two Interactive Software, Inc.*	346,849
24,179	Walt Disney Co. (The)	3,141,336
24,101	Zynga, Inc., Class A*	148,703

		4,805,379

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 7.9%
11,804	Camden Property Trust REIT	$1,350,023
114,096	CubeSmart REIT	3,616,843
140,344	Duke Realty Corp. REIT	4,931,688
12,288	Equity LifeStyle Properties, Inc. REIT	859,423
39,498	Extra Space Storage, Inc. REIT	4,434,440
41,596	Healthcare Trust of America, Inc., Class A REIT	1,289,476
164,315	Invitation Homes, Inc. REIT	5,059,259
72,777	Prologis, Inc. REIT	6,386,910
17,760	Public Storage REIT	3,957,994
108,346	Retail Properties of America, Inc., Class A REIT	1,490,841
1,879	STORE Capital Corp. REIT	76,099
14,735	Sun Communities, Inc. REIT	2,396,648

		35,849,644

Food & Staples Retailing – 2.3%
4,247	Costco Wholesale Corp.	1,261,826
52,053	US Foods Holding Corp.*	2,064,942
107,693	Walgreens Boots Alliance, Inc.	5,899,423
8,497	Walmart, Inc.	996,358

		10,222,549

Food Products – 0.3%
28,886	Bunge Ltd.	1,559,844

Health Care Equipment & Supplies – 3.2%
25,897	Becton Dickinson and Co.	6,629,632
84,648	DENTSPLY SIRONA, Inc.	4,637,018
3,289	Medtronic PLC	358,172
13,707	STERIS PLC	1,940,500
1,624	West Pharmaceutical Services, Inc.	233,596
5,356	Zimmer Biomet Holdings, Inc.	740,360

		14,539,278

Health Care Providers & Services – 3.3%
22,704	Anthem, Inc.	6,109,192
17,622	Cardinal Health, Inc.	871,408
37,413	HCA Healthcare, Inc.	4,996,132
21,312	Universal Health Services, Inc., Class B	2,929,548

		14,906,280

Hotels, Restaurants & Leisure – 2.3%
70,562	MGM Resorts International	2,011,017
51,679	Starbucks Corp.	4,369,976
40,895	Yum! Brands, Inc.	4,159,431

		10,540,424

Household Durables – 1.9%
97,486	D.R. Horton, Inc.	5,105,342
54,376	Lennar Corp., Class A	3,240,810
1,617	Mohawk Industries, Inc.*	231,845

		8,577,997

Common Stocks – (continued)
Household Products – 1.4%
10,880	Kimberly-Clark Corp.	1,445,734
39,572	Procter & Gamble Co. (The)	4,927,110

		6,372,844

Independent Power and Renewable Electricity Producers – 1.1%
294,216	AES Corp.	5,016,383

Industrial Conglomerates – 0.1%
3,858	Carlisle Cos., Inc.	587,458

Insurance – 2.7%
64,771	Athene Holding Ltd., Class A*	2,807,823
61,497	Progressive Corp. (The)	4,286,341
7,006	Reinsurance Group of America, Inc.	1,138,265
838	RenaissanceRe Holdings Ltd. (Bermuda)	156,857
137,214	Unum Group	3,778,873

		12,168,159

Interactive Media & Services – 1.0%
23,751	Facebook, Inc., Class A*	4,551,879

Internet & Direct Marketing Retail – 1.4%
2,567	Amazon.com, Inc.*	4,560,686
906	Booking Holdings, Inc.*	1,856,186

		6,416,872

IT Services – 2.1%
43,691	PayPal Holdings, Inc.*	4,548,233
24,998	VeriSign, Inc.*	4,750,120

		9,298,353

Life Sciences Tools & Services – 0.7%
7,388	Agilent Technologies, Inc.	559,641
19,008	IQVIA Holdings, Inc.*	2,745,135

		3,304,776

Machinery – 1.3%
12,410	Ingersoll-Rand PLC	1,574,705
59,022	PACCAR, Inc.	4,489,213

		6,063,918

Media – 1.5%
2,995	Charter Communications, Inc., Class A*	1,401,241
28,301	New York Times Co. (The), Class A	874,501
328,334	News Corp., Class A	4,501,459

		6,777,201

Metals & Mining – 1.0%
212,188	Alcoa Corp.*	4,411,389

Multiline Retail – 1.0%
233,516	Macy’s, Inc.	3,540,103
9,900	Target Corp.	1,058,409

		4,598,512

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Multi-Utilities – 2.5%
17,641	Ameren Corp.	$1,370,706
36,309	CMS Energy Corp.	2,320,871
40,510	DTE Energy Co.	5,157,733
40,370	Public Service Enterprise Group, Inc.	2,555,825

		11,405,135

Oil, Gas & Consumable Fuels – 7.2%
44,158	Chevron Corp.	5,128,510
117,393	ConocoPhillips	6,480,094
20,141	Devon Energy Corp.	408,459
76,946	Exxon Mobil Corp.	5,199,241
84,687	HollyFrontier Corp.	4,652,704
24,559	Phillips 66	2,868,982
56,964	Valero Energy Corp.	5,524,369
103,573	Williams Cos., Inc. (The)	2,310,714

		32,573,073

Personal Products – 1.0%
23,590	Estee Lauder Cos., Inc. (The), Class A	4,394,109

Pharmaceuticals – 4.9%
4,901	Bristol-Myers Squibb Co.	281,170
84,818	Johnson & Johnson	11,199,369
135,233	Mylan NV*	2,589,712
207,979	Pfizer, Inc.	7,980,154

		22,050,405

Professional Services – 0.1%
1,021	CoStar Group, Inc.*	561,060

Road & Rail – 0.3%
20,986	CSX Corp.	1,474,686

Semiconductors & Semiconductor Equipment – 2.1%
29,819	Analog Devices, Inc.	3,179,600
67,102	Intel Corp.	3,793,276
23,071	Micron Technology, Inc.*	1,097,026
12,958	NXP Semiconductors NV (Netherlands)	1,473,066

		9,542,968

Software – 0.1%
1,817	Intuit, Inc.	467,878

Specialty Retail – 2.3%
15,820	AutoNation, Inc.*	804,447
14,024	CarMax, Inc.*	1,306,616
35,148	Home Depot, Inc. (The)	8,245,018
11,907	L Brands, Inc.	202,895

		10,558,976

Technology Hardware, Storage & Peripherals – 0.2%
43,222	HP, Inc.	750,766

Tobacco – 1.9%
107,611	Philip Morris International, Inc.	8,763,840

Common Stocks – (continued)
Trading Companies & Distributors – 0.6%
66,871	HD Supply Holdings, Inc.*	2,644,079

TOTAL INVESTMENTS – 99.1%
(Cost $422,710,132)		$449,006,001

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		4,055,405

NET ASSETS – 100.0%		$453,061,406

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 97.1%
Aerospace & Defense – 0.9%
55,720	Aerojet Rocketdyne Holdings, Inc.*	$2,408,775
61,154	Astronics Corp.*	1,769,797
2,839	Ducommun, Inc.*	140,758
28,795	Kratos Defense & Security Solutions, Inc.*	543,650
9,116	Mercury Systems, Inc.*	671,484
7,904	Moog, Inc., Class A	661,644

		6,196,108

Air Freight & Logistics – 0.6%
72,075	Atlas Air Worldwide Holdings, Inc.*	1,580,605
92,864	Echo Global Logistics, Inc.*	1,848,922
11,119	Hub Group, Inc., Class A*	509,250
47,374	Radiant Logistics, Inc.*	255,346

		4,194,123

Airlines – 0.4%
1,971	Allegiant Travel Co.	329,807
36,418	SkyWest, Inc.	2,168,692

		2,498,499

Auto Components – 0.2%
94,054	American Axle & Manufacturing Holdings, Inc.*	786,292
8,137	Standard Motor Products, Inc.	426,053

		1,212,345

Banks – 11.3%
76,378	1st Source Corp.	3,909,026
47,786	Amalgamated Bank, Class A	870,183
57,948	Atlantic Capital Bancshares, Inc.*	1,080,730
90,848	Bancorp, Inc. (The)*	990,243
6,051	Banner Corp.	326,633
99,849	Boston Private Financial Holdings, Inc.	1,123,301
3,869	Capital City Bank Group, Inc.	110,073
26,700	Cathay General Bancorp	949,719
157,873	CenterState Bank Corp.	4,003,659
127,529	Central Pacific Financial Corp.	3,688,139
1,302	Century Bancorp, Inc., Class A	113,287
6,445	Civista Bancshares, Inc.	144,884
117,862	Columbia Banking System, Inc.	4,631,977
216,834	CVB Financial Corp.	4,505,811
138,566	First BanCorp.	1,457,714
102,203	First Bancorp/Southern Pines NC	3,858,163
243,190	First Commonwealth Financial Corp.	3,426,547
28,577	First Financial Corp.	1,253,673
148,243	First Foundation, Inc.	2,373,370
48,787	First Internet Bancorp	1,109,416
9,080	First Midwest Bancorp, Inc.	186,503
5,173	Hanmi Financial Corp.	99,580
87,526	Heartland Financial USA, Inc.	4,094,466
3,942	Heritage Financial Corp.	108,523
175,490	Hilltop Holdings, Inc.	4,099,446
10,385	Hope Bancorp, Inc.	148,194
31,290	Horizon Bancorp, Inc.	571,199
16,858	IBERIABANK Corp.	1,237,209

Common Stocks – (continued)
Banks – (continued)
10,313	Independent Bank Corp.	232,146
8,678	Independent Bank Group, Inc.	464,013
112,165	International Bancshares Corp.	4,594,278
311,640	Investors Bancorp, Inc.	3,755,262
20,441	Lakeland Bancorp, Inc.	338,299
12,469	Metropolitan Bank Holding Corp.*	535,419
101,433	National Bank Holdings Corp., Class A	3,489,295
7,903	NBT Bancorp, Inc.	314,144
5,851	Northeast Bank	125,270
10,360	OFG Bancorp	210,412
30,825	Old National Bancorp	554,696
43,691	Pacific Premier Bancorp, Inc.	1,474,790
15,776	Preferred Bank	841,019
7,962	Sandy Spring Bancorp, Inc.	274,689
120,461	Seacoast Banking Corp. of Florida*	3,372,908
20,768	Sierra Bancorp	565,720
51,705	Southern National Bancorp of Virginia, Inc.	819,007
4,535	Spirit of Texas Bancshares, Inc.*	94,782
83,173	TriCo Bancshares	3,129,800
28,771	UMB Financial Corp.	1,877,595
19,662	Univest Financial Corp.	506,297
38,486	WesBanco, Inc.	1,446,689

		79,488,198

Beverages – 0.5%
14,173	Coca-Cola Consolidated, Inc.	3,888,504

Biotechnology – 7.1%
65,898	ACADIA Pharmaceuticals, Inc.*	2,794,734
27,742	Acceleron Pharma, Inc.*	1,244,784
55,867	Anika Therapeutics, Inc.*	3,932,478
22,122	Arena Pharmaceuticals, Inc.*	1,077,673
52,208	Arrowhead Pharmaceuticals, Inc.*	2,090,930
44,053	Avid Bioservices, Inc.*	235,684
14,052	BioSpecifics Technologies Corp.*	680,538
5,493	Blueprint Medicines Corp.*	378,138
62,139	CareDx, Inc.*	1,628,663
231,081	Catalyst Pharmaceuticals, Inc.*	1,093,013
153,947	Coherus Biosciences, Inc.*	2,674,059
10,691	Dicerna Pharmaceuticals, Inc.*	176,295
12,632	Eagle Pharmaceuticals, Inc.*	792,026
18,919	Editas Medicine, Inc.*	394,272
8,708	Emergent BioSolutions, Inc.*	497,749
46,540	Enanta Pharmaceuticals, Inc.*	2,833,355
37,284	Esperion Therapeutics, Inc.*	1,482,785
72,438	FibroGen, Inc.*	2,835,948
7,141	G1 Therapeutics, Inc.*	151,532
6,783	Global Blood Therapeutics, Inc.*	325,245
227,787	Halozyme Therapeutics, Inc.*	3,489,697
12,454	Heron Therapeutics, Inc.*	264,648
35,870	Immunomedics, Inc.*	573,920
3,723	Intercept Pharmaceuticals, Inc.*	270,960
53,510	Ironwood Pharmaceuticals, Inc.*	537,240
3,601	Mirati Therapeutics, Inc.*	339,142
12,036	Momenta Pharmaceuticals, Inc.*	186,317
8,863	Natera, Inc.*	341,403

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Biotechnology – (continued)
75,572	PDL BioPharma, Inc.*	$213,113
63,521	Portola Pharmaceuticals, Inc.*	1,836,392
86,332	Prothena Corp. PLC (Ireland)*	785,621
15,232	PTC Therapeutics, Inc.*	622,837
23,193	Puma Biotechnology, Inc.*	157,712
141,899	Radius Health, Inc.*	4,035,608
43,369	Repligen Corp.*	3,447,402
148,452	Vanda Pharmaceuticals, Inc.*	2,005,587
75,675	Veracyte, Inc.*	1,735,228
68,873	Voyager Therapeutics, Inc.*	1,059,955
26,888	Xencor, Inc.*	919,839

		50,142,522

Building Products – 3.0%
192,209	Builders FirstSource, Inc.*	4,345,845
145,644	Continental Building Products, Inc.*	4,356,212
15,200	CSW Industrials, Inc.	1,052,144
24,170	Gibraltar Industries, Inc.*	1,286,569
37,947	Griffon Corp.	808,651
104,703	JELD-WEN Holding, Inc.*	1,789,374
69,415	Quanex Building Products Corp.	1,339,015
62,565	Simpson Manufacturing Co., Inc.	5,170,372
13,649	Universal Forest Products, Inc.	687,364

		20,835,546

Capital Markets – 0.9%
26,090	Artisan Partners Asset Management, Inc., Class A	713,561
78,079	Brightsphere Investment Group, Inc.	766,736
9,716	INTL. FCStone, Inc.*	388,640
8,228	Moelis & Co., Class A	293,575
63,578	Oppenheimer Holdings, Inc., Class A	1,729,322
23,234	Piper Jaffray Cos.	1,824,798
4,571	Virtus Investment Partners, Inc.	495,862
9,764	Westwood Holdings Group, Inc.	295,166

		6,507,660

Chemicals – 2.3%
12,801	Chase Corp.	1,499,637
339,032	Ferro Corp.*	3,773,426
35,004	Innophos Holdings, Inc.	1,141,831
17,945	Innospec, Inc.	1,639,455
6,508	Kraton Corp.*	145,909
68,895	Minerals Technologies, Inc.	3,406,858
133,523	PolyOne Corp.	4,279,412
11,003	Trinseo SA	467,628

		16,354,156

Commercial Services & Supplies – 1.8%
26,783	Covanta Holding Corp.	386,747
11,624	Ennis, Inc.	227,714
75,008	HNI Corp.	2,850,304
15,443	Interface, Inc.	256,817
44,688	Kimball International, Inc., Class B	909,848
45,570	Knoll, Inc.	1,218,542
7,468	Matthews International Corp., Class A	276,167

Common Stocks – (continued)
Commercial Services & Supplies – (continued)
42,287	McGrath RentCorp	3,226,921
28,933	Steelcase, Inc., Class A	505,459
14,061	UniFirst Corp.	2,824,011

		12,682,530

Communications Equipment – 1.5%
59,494	Comtech Telecommunications Corp.	2,079,315
24,051	Extreme Networks, Inc.*	154,889
47,755	Lumentum Holdings, Inc.*	2,992,328
319,000	Viavi Solutions, Inc.*	5,091,240

		10,317,772

Construction & Engineering – 0.6%
44,373	Aegion Corp.*	961,563
141,489	Great Lakes Dredge & Dock Corp.*	1,521,007
27,736	MasTec, Inc.*	1,745,704

		4,228,274

Consumer Finance – 0.4%
111,080	Enova International, Inc.*	2,609,269
3,854	Nelnet, Inc., Class A	236,135
6,886	Regional Management Corp.*	199,212

		3,044,616

Distributors – 0.1%
25,524	Core-Mark Holding Co., Inc.	778,992

Diversified Consumer Services – 1.0%
21,979	American Public Education, Inc.*	477,384
27,006	Carriage Services, Inc.	695,675
14,499	Collectors Universe, Inc.	415,541
32,151	K12, Inc.*	636,268
247,747	Laureate Education, Inc., Class A*	3,828,930
20,115	WW International, Inc.*	701,410

		6,755,208

Diversified Financial Services – 0.4%
47,323	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	976,273
3,947	Cannae Holdings, Inc.*	115,252
188,454	FGL Holdings	1,701,740
67,389	On Deck Capital, Inc.*	300,555

		3,093,820

Diversified Telecommunication Services – 0.9%
75,361	Cogent Communications Holdings, Inc.	4,419,169
18,137	Iridium Communications, Inc.*	443,812
376,401	ORBCOMM, Inc.*	1,509,368

		6,372,349

Electric Utilities – 0.2%
8,951	Otter Tail Corp.	507,343
11,558	Portland General Electric Co.	657,419

		1,164,762

Electrical Equipment – 0.4%
36,339	Atkore International Group, Inc.*	1,260,963

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – (continued)
14,624	Encore Wire Corp.	$821,869
7,465	Powell Industries, Inc.	292,329
5,078	Thermon Group Holdings, Inc.*	121,009

		2,496,170

Electronic Equipment, Instruments & Components – 5.2%
31,946	AVX Corp.	489,413
23,980	Badger Meter, Inc.	1,386,044
44,667	Belden, Inc.	2,290,524
127,725	Benchmark Electronics, Inc.	4,329,877
41,548	CTS Corp.	1,108,501
29,221	Fabrinet (Thailand)*	1,643,097
108,928	II-VI, Inc.*	3,610,963
34,057	Itron, Inc.*	2,597,187
12,716	Knowles Corp.*	274,411
38,414	PC Connection, Inc.	1,876,140
16,149	Rogers Corp.*	2,187,866
134,092	Sanmina Corp.*	4,120,647
26,823	Tech Data Corp.*	3,258,994
25,484	TTM Technologies, Inc.*	298,418
244,957	Vishay Intertechnology, Inc.	4,935,884
57,939	Vishay Precision Group, Inc.*	1,972,823

		36,380,789

Energy Equipment & Services – 1.0%
7,914	Era Group, Inc.*	76,528
85,991	Matrix Service Co.*	1,613,191
253,670	Nabors Industries Ltd.	469,290
106,356	Oceaneering International, Inc.*	1,506,001
79,829	SEACOR Holdings, Inc.*	3,425,462
25,947	US Silica Holdings, Inc.	115,724

		7,206,196

Entertainment – 0.1%
34,593	Glu Mobile, Inc.*	205,137
24,583	IMAX Corp.*	524,847

		729,984

Equity Real Estate Investment Trusts (REITs) – 7.3%
173,825	Cedar Realty Trust, Inc. REIT	580,575
3,021	EastGroup Properties, Inc. REIT	404,663
140,024	First Industrial Realty Trust, Inc. REIT	5,896,411
96,728	Gladstone Commercial Corp. REIT	2,278,912
85,662	Independence Realty Trust, Inc. REIT	1,319,195
17,079	Investors Real Estate Trust REIT	1,292,368
414,202	Lexington Realty Trust REIT	4,506,518
113,623	National Storage Affiliates Trust REIT	3,882,498
74,293	NexPoint Residential Trust, Inc. REIT	3,623,270
93,232	Physicians Realty Trust REIT	1,740,641
178,930	Piedmont Office Realty Trust, Inc., Class A REIT	4,015,189
24,061	PS Business Parks, Inc. REIT	4,344,213
54,562	Retail Value, Inc. REIT	1,997,515
122,793	Rexford Industrial Realty, Inc. REIT	5,905,115
106,880	RPT Realty REIT	1,549,760
88,304	STAG Industrial, Inc. REIT	2,740,956

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
97,048	Terreno Realty Corp. REIT	5,474,478

		51,552,277

Food & Staples Retailing – 0.2%
11,307	Ingles Markets, Inc., Class A	445,835
21,226	SpartanNash Co.	277,954
23,153	Village Super Market, Inc., Class A	613,555

		1,337,344

Food Products – 2.5%
241,684	Darling Ingredients, Inc.*	4,664,501
8,112	Freshpet, Inc.*	423,933
24,602	J&J Snack Foods Corp.	4,693,078
22,782	John B Sanfilippo & Son, Inc.	2,417,626
15,489	Lancaster Colony Corp.	2,155,759
17,863	Sanderson Farms, Inc.	2,765,371
20,456	Simply Good Foods Co. (The)*	501,990

		17,622,258

Health Care Equipment & Supplies – 3.0%
9,987	Cardiovascular Systems, Inc.*	444,621
57,515	GenMark Diagnostics, Inc.*	322,659
21,202	Haemonetics Corp.*	2,559,718
57,105	Integer Holdings Corp.*	4,422,211
36,413	Invacare Corp.	281,108
6,265	Mesa Laboratories, Inc.	1,426,854
17,552	Natus Medical, Inc.*	591,151
35,145	Novocure Ltd.*	2,517,788
67,759	NuVasive, Inc.*	4,779,720
20,890	Surmodics, Inc.*	992,484
41,208	Tandem Diabetes Care, Inc.*	2,537,589
13,843	Varex Imaging Corp.*	415,428

		21,291,331

Health Care Providers & Services – 1.4%
255,645	Brookdale Senior Living, Inc.*	1,878,991
167,627	Community Health Systems, Inc.*	593,399
52,661	Cross Country Healthcare, Inc.*	569,265
26,112	Ensign Group, Inc. (The)	1,103,232
5,106	LHC Group, Inc.*	566,613
12,523	Magellan Health, Inc.*	812,743
7,936	Providence Service Corp. (The)*	506,872
41,246	R1 RCM, Inc.*	438,445
100,590	Tenet Healthcare Corp.*	2,548,951
64,764	Triple-S Management Corp., Class B*	979,879

		9,998,390

Health Care Technology – 1.0%
9,417	Computer Programs & Systems, Inc.	217,250
74,273	HMS Holdings Corp.*	2,427,984
59,094	Omnicell, Inc.*	4,159,627

		6,804,861

Hotels, Restaurants & Leisure – 2.3%
67,103	Brinker International, Inc.	2,982,728
182,983	Denny’s Corp.*	3,681,618

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
12,138	Fiesta Restaurant Group, Inc.*	$104,326
8,551	PlayAGS, Inc.*	98,679
61,568	Scientific Games Corp.*	1,477,016
119,857	SeaWorld Entertainment, Inc.*	3,166,622
52,702	Wingstop, Inc.	4,396,928

		15,907,917

Household Durables – 2.8%
24,287	Bassett Furniture Industries, Inc.	370,377
42,018	Installed Building Products, Inc.*	2,740,414
115,120	KB Home	4,108,633
34,451	M/I Homes, Inc.*	1,522,045
46,602	Taylor Morrison Home Corp.*	1,167,380
47,609	TopBuild Corp.*	4,948,003
278,274	TRI Pointe Group, Inc.*	4,380,033
11,231	Universal Electronics, Inc.*	585,360

		19,822,245

Independent Power and Renewable Electricity Producers – 0.4%
34,234	Clearway Energy, Inc., Class C	620,662
25,805	Ormat Technologies, Inc.	1,975,631

		2,596,293

Industrial Conglomerates – 0.0%
6,661	Raven Industries, Inc.	232,336

Insurance – 2.7%
180,024	American Equity Investment Life Holding Co.	4,442,992
58,243	AMERISAFE, Inc.	3,700,178
61,756	Argo Group International Holdings Ltd.	3,820,844
18,908	FBL Financial Group, Inc., Class A	1,084,941
166,041	Genworth Financial, Inc., Class A*	710,656
10,227	Goosehead Insurance, Inc., Class A	523,418
74,594	MBIA, Inc.*	692,978
37,479	National General Holdings Corp.	799,052
1,889	National Western Life Group, Inc., Class A	514,941
59,439	Stewart Information Services Corp.	2,432,244

		18,722,244

Interactive Media & Services – 0.6%
283,668	Cars.com, Inc.*	3,208,285
84,828	Liberty TripAdvisor Holdings, Inc., Class A*	818,590
6,070	QuinStreet, Inc.*	77,878

		4,104,753

Internet & Direct Marketing Retail – 0.2%
38,363	Groupon, Inc.*	106,649
48,407	Lands’ End, Inc.*	584,273
14,328	Shutterstock, Inc.*	581,430
2,623	Stamps.com, Inc.*	221,460

		1,493,812

IT Services – 0.9%
8,104	Cardtronics PLC, Class A*	277,643

Common Stocks – (continued)
IT Services – (continued)
6,848	Cass Information Systems, Inc.	392,459
2,833	MAXIMUS, Inc.	217,404
192,401	Perspecta, Inc.	5,106,323
2,760	Sykes Enterprises, Inc.*	85,270
23,365	Unisys Corp.*	239,725

		6,318,824

Leisure Products – 0.4%
166,171	American Outdoor Brands Corp.*	1,176,491
6,293	Johnson Outdoors, Inc., Class A	368,455
8,591	Malibu Boats, Inc., Class A*	280,238
39,775	MasterCraft Boat Holdings, Inc.*	626,456
83,868	Vista Outdoor, Inc.*	561,916

		3,013,556

Life Sciences Tools & Services – 0.3%
16,723	Fluidigm Corp.*	82,277
31,559	Medpace Holdings, Inc.*	2,323,689

		2,405,966

Machinery – 4.0%
51,871	Albany International Corp., Class A	4,356,127
5,258	Barnes Group, Inc.	307,330
37,846	Columbus McKinnon Corp.	1,419,982
29,436	EnPro Industries, Inc.	2,047,274
20,325	Evoqua Water Technologies Corp.*	353,045
10,594	Federal Signal Corp.	343,669
30,611	Franklin Electric Co., Inc.	1,648,402
72,840	Hillenbrand, Inc.	2,242,744
10,938	Hurco Cos, Inc.	380,533
82,881	Kennametal, Inc.	2,565,167
12,433	Miller Industries, Inc.	446,966
52,087	Mueller Industries, Inc.	1,602,717
62,104	Navistar International Corp.*	1,942,613
14,616	Rexnord Corp.*	413,487
93,701	TriMas Corp.*	3,028,416
31,329	Wabash National Corp.	446,752
47,230	Watts Water Technologies, Inc., Class A	4,404,197

		27,949,421

Marine – 0.1%
26,026	Matson, Inc.	993,673

Media – 1.2%
26,639	Liberty Latin America Ltd., Class A (Chile)*	497,883
6,853	Loral Space & Communications, Inc.*	274,051
107,691	Meredith Corp.	4,059,951
97,514	MSG Networks, Inc., Class A*	1,580,702
153,556	New Media Investment Group, Inc.(a)	1,352,828
24,025	TechTarget, Inc.*	586,210
18,160	WideOpenWest, Inc.*	115,316

		8,466,941

Metals & Mining – 1.4%
58,083	Carpenter Technology Corp.	2,847,229
37,235	Haynes International, Inc.	1,283,118

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – (continued)
22,064	Kaiser Aluminum Corp.	$2,362,613
53,860	Materion Corp.	3,061,402
11,243	Worthington Industries, Inc.	413,855

		9,968,217

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
308,754	Anworth Mortgage Asset Corp. REIT	1,055,939

Multiline Retail – 0.3%
106,224	Big Lots, Inc.	2,301,874

Multi-Utilities – 0.4%
45,545	Unitil Corp.	2,836,087

Oil, Gas & Consumable Fuels – 4.1%
59,923	Ardmore Shipping Corp. (Ireland)*	478,785
74,038	Clean Energy Fuels Corp.*	166,585
91,135	CVR Energy, Inc.	4,321,622
117,394	Delek US Holdings, Inc.	4,689,890
154,057	Denbury Resources, Inc.*	153,764
420,712	DHT Holdings, Inc.	3,252,104
173,755	GasLog Ltd. (Monaco)	2,382,181
115,473	Golar LNG Ltd. (Bermuda)	1,590,063
97,177	International Seaways, Inc.*	2,443,030
86,211	PDC Energy, Inc.*	1,719,909
123,060	Scorpio Tankers, Inc. (Monaco)	3,914,539
18,161	Teekay Corp. (Bermuda)(a)	92,803
86,921	World Fuel Services Corp.	3,630,690

		28,835,965

Paper & Forest Products – 0.6%
87,726	Boise Cascade Co.	3,137,959
79,126	PH Glatfelter Co.	1,424,268

		4,562,227

Personal Products – 0.1%
15,432	elf Beauty, Inc.*	259,258
5,858	Inter Parfums, Inc.	453,585

		712,843

Pharmaceuticals – 1.9%
53,806	Amphastar Pharmaceuticals, Inc.*	1,039,263
49,122	ANI Pharmaceuticals, Inc.*	3,836,920
165,137	Endo International PLC*	757,979
81,794	Mallinckrodt PLC*(a)	258,469
61,918	Phibro Animal Health Corp., Class A	1,483,555
111,333	Prestige Consumer Healthcare, Inc.*	3,947,868
82,499	Supernus Pharmaceuticals, Inc.*	2,292,647

		13,616,701

Professional Services – 2.4%
11,405	Barrett Business Services, Inc.	1,000,561
12,552	CRA International, Inc.	618,186
25,931	Heidrick & Struggles International, Inc.	737,996
36,377	Insperity, Inc.	3,842,502
87,701	Kforce, Inc.	3,587,848
58,433	Korn Ferry	2,143,907

Common Stocks – (continued)
Professional Services – (continued)
37,036	Resources Connection, Inc.	542,577
54,311	TriNet Group, Inc.*	2,877,940
77,324	TrueBlue, Inc.*	1,770,720

		17,122,237

Road & Rail – 0.8%
20,237	Avis Budget Group, Inc.*	601,241
30,105	Covenant Transportation Group, Inc., Class A*	462,714
91,525	Heartland Express, Inc.	1,912,873
105,678	Marten Transport Ltd.	2,288,985
15,057	Werner Enterprises, Inc.	549,581

		5,815,394

Semiconductors & Semiconductor Equipment – 2.8%
15,733	Ambarella, Inc.*	828,028
165,640	Amkor Technology, Inc.*	2,058,905
10,451	Cirrus Logic, Inc.*	710,250
19,073	Diodes, Inc.*	889,755
57,599	Inphi Corp.*	4,140,216
141,674	Lattice Semiconductor Corp.*	2,775,394
46,079	MaxLinear, Inc.*	873,658
115,211	NeoPhotonics Corp.*	758,088
313,700	Rambus, Inc.*	4,343,177
33,964	Veeco Instruments, Inc.*	463,269
97,355	Xperi Corp.	1,976,793

		19,817,533

Software – 2.1%
11,150	American Software, Inc., Class A	180,742
83,775	Bottomline Technologies DE, Inc.*	3,430,586
9,185	Box, Inc., Class A*	155,410
35,529	CommVault Systems, Inc.*	1,764,725
17,778	Cornerstone OnDemand, Inc.*	1,041,257
84,727	Digital Turbine, Inc.*	592,242
22,907	Five9, Inc.*	1,271,568
2,062	MicroStrategy, Inc., Class A*	316,002
74,571	MobileIron, Inc.*	466,814
28,909	Progress Software Corp.	1,152,891
9,419	QAD, Inc., Class A	437,795
60,867	SPS Commerce, Inc.*	3,211,952
35,699	Telenav, Inc.*	168,142
64,052	TiVo Corp.	521,383

		14,711,509

Specialty Retail – 4.0%
15,783	America’s Car-Mart, Inc.*	1,436,095
41,431	Asbury Automotive Group, Inc.*	4,272,779
26,814	Boot Barn Holdings, Inc.*	939,831
45,069	Cato Corp. (The), Class A	788,257
62,384	Citi Trends, Inc.	1,113,554
50,785	Genesco, Inc.*	1,972,997
9,035	Group 1 Automotive, Inc.	898,440
12,045	Hudson Ltd, Class A*	149,599
46,784	Michaels Cos., Inc. (The)*	408,424
43,776	Murphy USA, Inc.*	5,162,504

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)
57,253	Rent-A-Center, Inc.	$1,481,135
169,195	Sally Beauty Holdings, Inc.*	2,622,523
52,788	Sleep Number Corp.*	2,540,159
126,649	Sonic Automotive, Inc., Class A	4,081,897
41,866	Tilly’s, Inc., Class A	429,545

		28,297,739

Textiles, Apparel & Luxury Goods – 1.0%
28,814	Crocs, Inc.*	1,008,202
20,980	Deckers Outdoor Corp.*	3,207,842
31,669	Steven Madden Ltd.	1,304,129
55,642	Wolverine World Wide, Inc.	1,651,455

		7,171,628

Thrifts & Mortgage Finance – 1.1%
11,621	First Defiance Financial Corp.	359,322
9,341	Meridian Bancorp, Inc.	182,710
105,974	NMI Holdings, Inc., Class A*	3,099,740
4,814	Provident Financial Services, Inc.	120,109
135,788	TrustCo Bank Corp.	1,173,208
52,598	United Community Financial Corp.	599,091
47,972	WSFS Financial Corp.	2,022,979

		7,557,159

Tobacco – 0.0%
1,756	Universal Corp.	96,229

Trading Companies & Distributors – 1.8%
44,310	Applied Industrial Technologies, Inc.	2,651,510
15,536	Beacon Roofing Supply, Inc.*	482,238
142,027	BMC Stock Holdings, Inc.*	3,833,309
3,287	DXP Enterprises, Inc.*	113,467
54,869	Foundation Building Materials, Inc.*	1,020,015
98,205	GMS, Inc.*	2,942,222
12,879	H&E Equipment Services, Inc.	437,113
14,203	Kaman Corp.	833,290
30,894	MRC Global, Inc.*	350,956
15,454	Titan Machinery, Inc.*	256,536

		12,920,656

Wireless Telecommunication Services – 0.1%
34,122	Spok Holdings, Inc.	406,052

TOTAL COMMON STOCKS
(Cost $641,110,329)		$685,009,554

Shares	Dividend Rate	Value

Investment Company – 1.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,203,961	1.701%(c)	$7,203,961
(Cost $7,203,961)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $648,314,290)		$692,213,515

Securities Lending Reinvestment Vehicle – 0.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,732,225	1.701%(c)	$1,732,225
(Cost $1,732,225)

TOTAL INVESTMENTS – 98.3%
(Cost $650,046,515)		$693,945,740

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		11,745,676

NET ASSETS – 100.0%		$705,691,416

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Rate shown reflects the yield as of October 31, 2019.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	143	12/20/19	$11,319,422	$(141,112)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 97.5%
Aerospace & Defense – 1.9%
144,484	Aerojet Rocketdyne Holdings, Inc.*	$6,246,043
132,948	Astronics Corp.*	3,847,515
130,264	Kratos Defense & Security Solutions, Inc.*	2,459,384
83,554	Mercury Systems, Inc.*	6,154,588
39,602	Moog, Inc., Class A	3,315,084

		22,022,614

Air Freight & Logistics – 0.4%
33,702	Atlas Air Worldwide Holdings, Inc.*	739,085
180,299	Echo Global Logistics, Inc.*	3,589,753
71,472	Radiant Logistics, Inc.*	385,234

		4,714,072

Airlines – 0.3%
15,092	Allegiant Travel Co.	2,525,344
12,030	SkyWest, Inc.	716,387
12,580	Spirit Airlines, Inc.*	472,505

		3,714,236

Auto Components – 0.0%
46,186	American Axle & Manufacturing Holdings, Inc.*	386,115

Banks – 3.7%
19,069	1st Source Corp.	975,951
61,171	Amalgamated Bank, Class A	1,113,924
61,669	Atlantic Capital Bancshares, Inc.*	1,150,127
23,024	Bancorp, Inc. (The)*	250,962
196,630	Central Pacific Financial Corp.	5,686,540
229,250	CVB Financial Corp.	4,763,815
4,181	First Bancorp/Southern Pines NC	157,833
134,736	First Foundation, Inc.	2,157,123
16,466	HarborOne Bancorp, Inc.*	168,118
12,604	Heartland Financial USA, Inc.	589,615
59,294	Heritage Commerce Corp.	712,714
272,046	Hilltop Holdings, Inc.	6,354,994
7,304	Independent Bank Corp.	164,413
16,175	Independent Bank Group, Inc.	864,877
157,835	International Bancshares Corp.	6,464,922
140,107	National Bank Holdings Corp., Class A	4,819,681
10,784	Preferred Bank	574,895
126,119	Seacoast Banking Corp. of Florida*	3,531,332
72,057	TriCo Bancshares	2,711,505

		43,213,341

Beverages – 0.6%
25,629	Coca-Cola Consolidated, Inc.	7,031,572

Biotechnology – 12.8%
198,274	ACADIA Pharmaceuticals, Inc.*	8,408,800
90,417	Acceleron Pharma, Inc.*	4,057,011
69,689	Affimed NV (Germany)*	204,886
324,760	Amicus Therapeutics, Inc.*	2,737,727
47,860	Anika Therapeutics, Inc.*	3,368,865

Common Stocks – (continued)
Biotechnology – (continued)
23,652	Apellis Pharmaceuticals, Inc.*	695,132
68,315	Arena Pharmaceuticals, Inc.*	3,327,965
150,517	Arrowhead Pharmaceuticals, Inc.*	6,028,206
11,599	Atara Biotherapeutics, Inc.*	126,661
75,266	Audentes Therapeutics, Inc.*	2,024,655
72,163	Avid Bioservices, Inc.*	386,072
22,823	BioSpecifics Technologies Corp.*	1,105,318
57,466	Blueprint Medicines Corp.*	3,955,959
146,155	CareDx, Inc.*	3,830,723
465,757	Catalyst Pharmaceuticals, Inc.*	2,203,031
285,378	Coherus Biosciences, Inc.*	4,957,016
140,667	Dicerna Pharmaceuticals, Inc.*	2,319,599
35,643	Eagle Pharmaceuticals, Inc.*	2,234,816
74,770	Editas Medicine, Inc.*	1,558,207
72,289	Emergent BioSolutions, Inc.*	4,132,039
94,801	Enanta Pharmaceuticals, Inc.*	5,771,485
84,010	Esperion Therapeutics, Inc.*	3,341,078
23,688	Fate Therapeutics, Inc.*	354,136
193,817	FibroGen, Inc.*	7,587,936
26,656	G1 Therapeutics, Inc.*	565,640
51,431	Global Blood Therapeutics, Inc.*	2,466,117
516,085	Halozyme Therapeutics, Inc.*	7,906,422
65,122	Heron Therapeutics, Inc.*	1,383,843
183,501	Immunomedics, Inc.*	2,936,016
36,448	Intercept Pharmaceuticals, Inc.*	2,652,685
121,463	Iovance Biotherapeutics, Inc.*	2,566,513
262,325	Ironwood Pharmaceuticals, Inc.*	2,633,743
42,645	Minerva Neurosciences, Inc.*	202,137
33,166	Mirati Therapeutics, Inc.*	3,123,574
28,821	Momenta Pharmaceuticals, Inc.*	446,149
68,240	Natera, Inc.*	2,628,605
226,195	Pieris Pharmaceuticals, Inc.*	748,705
187,011	Portola Pharmaceuticals, Inc.*	5,406,488
18,748	Precision BioSciences, Inc.*	121,675
67,401	Prothena Corp. PLC (Ireland)*	613,349
71,054	PTC Therapeutics, Inc.*	2,905,398
69,306	Puma Biotechnology, Inc.*	471,281
285,556	Radius Health, Inc.*	8,121,213
119,866	Repligen Corp.*	9,528,148
30,577	Twist Bioscience Corp.*	728,344
17,630	Ultragenyx Pharmaceutical, Inc.*	707,668
302,139	Vanda Pharmaceuticals, Inc.*	4,081,898
201,285	Veracyte, Inc.*	4,615,465
164,288	Voyager Therapeutics, Inc.*	2,528,392
105,034	Xencor, Inc.*	3,593,213

		148,400,004

Building Products – 3.5%
13,192	American Woodmark Corp.*	1,308,119
398,118	Builders FirstSource, Inc.*	9,001,448
269,575	Continental Building Products, Inc.*	8,062,988
40,118	CSW Industrials, Inc.	2,776,968
2,881	Gibraltar Industries, Inc.*	153,356
214,860	JELD-WEN Holding, Inc.*	3,671,957
13,745	Patrick Industries, Inc.*	679,140
9,072	Quanex Building Products Corp.	174,999

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Building Products – (continued)
137,847	Simpson Manufacturing Co., Inc.	$11,391,676
66,192	Universal Forest Products, Inc.	3,333,429

		40,554,080

Capital Markets – 0.7%
79,529	Artisan Partners Asset Management, Inc., Class A	2,175,118
38,382	Moelis & Co., Class A	1,369,470
43,107	Oppenheimer Holdings, Inc., Class A	1,172,510
35,615	Piper Jaffray Cos.	2,797,202
2,014	Virtus Investment Partners, Inc.	218,479

		7,732,779

Chemicals – 2.3%
30,097	Chase Corp.	3,525,864
595,618	Ferro Corp.*	6,629,228
44,679	Ingevity Corp.*	3,762,419
18,070	Innophos Holdings, Inc.	589,443
50,303	Kraton Corp.*	1,127,793
43,385	Minerals Technologies, Inc.	2,145,388
265,731	PolyOne Corp.	8,516,679
6,047	Stepan Co.	590,913

		26,887,727

Commercial Services & Supplies – 2.0%
13,644	Brink’s Co. (The)	1,159,194
202,631	Covanta Holding Corp.	2,925,992
142,045	HNI Corp.	5,397,710
37,801	Interface, Inc.	628,631
121,469	Kimball International, Inc., Class B	2,473,109
100,141	Knoll, Inc.	2,677,770
87,613	McGrath RentCorp	6,685,748
18,680	Steelcase, Inc., Class A	326,339
6,313	Tetra Tech, Inc.	552,198
3,046	UniFirst Corp.	611,759

		23,438,450

Communications Equipment – 1.3%
6,959	Comtech Telecommunications Corp.	243,217
298,676	Extreme Networks, Inc.*	1,923,473
35,665	Lumentum Holdings, Inc.*	2,234,769
666,986	Viavi Solutions, Inc.*	10,645,097

		15,046,556

Construction & Engineering – 0.8%
278,781	Great Lakes Dredge & Dock Corp.*	2,996,896
97,913	MasTec, Inc.*	6,162,644

		9,159,540

Consumer Finance – 0.5%
230,001	Enova International, Inc.*	5,402,724
10,718	Green Dot Corp., Class A*	309,107
3,263	Nelnet, Inc., Class A	199,924

		5,911,755

Common Stocks – (continued)
Distributors – 0.2%
63,967	Core-Mark Holding Co., Inc.	1,952,273

Diversified Consumer Services – 0.6%
24,222	American Public Education, Inc.*	526,102
8,730	Carriage Services, Inc.	224,885
38,768	Collectors Universe, Inc.	1,111,091
110,368	K12, Inc.*	2,184,183
155,654	Laureate Education, Inc., Class A*	2,405,632

		6,451,893

Diversified Financial Services – 0.0%
6,436	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	132,775
34,356	FGL Holdings	310,234

		443,009

Diversified Telecommunication Services – 1.0%
153,863	Cogent Communications Holdings, Inc.	9,022,526
538,564	ORBCOMM, Inc.*	2,159,642

		11,182,168

Electric Utilities – 0.1%
13,113	Otter Tail Corp.	743,245

Electrical Equipment – 0.4%
99,296	Atkore International Group, Inc.*	3,445,571
2,721	Encore Wire Corp.	152,920
31,445	Thermon Group Holdings, Inc.*	749,335

		4,347,826

Electronic Equipment, Instruments & Components – 4.5%
47,598	Badger Meter, Inc.	2,751,164
6,130	Belden, Inc.	314,346
129,673	Benchmark Electronics, Inc.	4,395,915
15,313	CTS Corp.	408,551
67,525	Fabrinet (Thailand)*	3,796,931
246,711	II-VI, Inc.*	8,178,470
77,816	Itron, Inc.*	5,934,248
11,779	Napco Security Technologies, Inc.*	357,610
17,896	Novanta, Inc.*	1,593,639
12,197	PC Connection, Inc.	595,701
58,899	Rogers Corp.*	7,979,637
208,271	Sanmina Corp.*	6,400,168
292,618	Vishay Intertechnology, Inc.	5,896,253
94,398	Vishay Precision Group, Inc.*	3,214,252

		51,816,885

Energy Equipment & Services – 0.6%
108,986	Matrix Service Co.*	2,044,577
21,917	Oceaneering International, Inc.*	310,345
100,199	SEACOR Holdings, Inc.*	4,299,539

		6,654,461

Entertainment – 0.3%
185,400	Glu Mobile, Inc.*	1,099,422

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Entertainment – (continued)
87,908	IMAX Corp.*	$1,876,836

		2,976,258

Equity Real Estate Investment Trusts (REITs) – 3.6%
39,220	EastGroup Properties, Inc. REIT	5,253,519
190,411	First Industrial Realty Trust, Inc. REIT	8,018,207
36,921	Gladstone Commercial Corp. REIT	869,859
38,336	Lexington Realty Trust REIT	417,096
197,547	National Storage Affiliates Trust REIT	6,750,181
131,151	NexPoint Residential Trust, Inc. REIT	6,396,234
33,690	PS Business Parks, Inc. REIT	6,082,730
3,338	Retail Value, Inc. REIT	122,204
6,657	Rexford Industrial Realty, Inc. REIT	320,135
125,913	Terreno Realty Corp. REIT	7,102,752

		41,332,917

Food Products – 2.6%
222,039	Darling Ingredients, Inc.*	4,285,353
38,254	Freshpet, Inc.*	1,999,154
43,618	J&J Snack Foods Corp.	8,320,570
42,927	John B Sanfilippo & Son, Inc.	4,555,413
28,142	Lancaster Colony Corp.	3,916,803
44,022	Sanderson Farms, Inc.	6,815,046

		29,892,339

Health Care Equipment & Supplies – 5.6%
136,096	Antares Pharma, Inc.*	457,283
43,471	Cardiovascular Systems, Inc.*	1,935,329
8,365	Cutera, Inc.*	263,498
218,212	GenMark Diagnostics, Inc.*	1,224,169
97,007	Haemonetics Corp.*	11,711,655
21,666	Inogen, Inc.*	1,179,389
105,227	Integer Holdings Corp.*	8,148,779
52,250	Invacare Corp.	403,370
13,012	Lantheus Holdings, Inc.*	271,300
16,801	Meridian Bioscience, Inc.	164,482
14,236	Mesa Laboratories, Inc.	3,242,249
76,365	Natus Medical, Inc.*	2,571,973
135,836	Novocure Ltd.*	9,731,291
149,458	NuVasive, Inc.*	10,542,767
95,300	Surmodics, Inc.*	4,527,703
122,718	Tandem Diabetes Care, Inc.*	7,556,974
1,635	Utah Medical Products, Inc.	167,538
46,261	Varex Imaging Corp.*	1,388,293

		65,488,042

Health Care Providers & Services – 2.7%
13,773	Amedisys, Inc.*	1,770,106
226,236	Brookdale Senior Living, Inc.*	1,662,834
93,558	Community Health Systems, Inc.*	331,195
5,000	CorVel Corp.*	395,600
101,784	Ensign Group, Inc. (The)	4,300,374
45,934	LHC Group, Inc.*	5,097,296
40,219	Magellan Health, Inc.*	2,610,213
9,388	National Research Corp.	539,153
22,364	Providence Service Corp. (The)*	1,428,389

Common Stocks – (continued)
Health Care Providers & Services – (continued)
232,257	R1 RCM, Inc.*	2,468,892
293,668	Tenet Healthcare Corp.*	7,441,547
76,185	Triple-S Management Corp., Class B (Puerto Rico)*	1,152,679
11,923	US Physical Therapy, Inc.	1,686,747

		30,885,025

Health Care Technology – 1.8%
26,223	Computer Programs & Systems, Inc.	604,965
249,358	HMS Holdings Corp.*	8,151,513
80,692	Inovalon Holdings, Inc., Class A*	1,261,216
125,230	NextGen Healthcare, Inc.*	2,117,013
132,015	Omnicell, Inc.*	9,292,536

		21,427,243

Hotels, Restaurants & Leisure – 2.8%
115,852	Brinker International, Inc.	5,149,621
2,183	Cracker Barrel Old Country Store, Inc.	339,457
318,568	Denny’s Corp.*	6,409,588
131,156	Everi Holdings, Inc.*	1,319,429
48,810	PlayAGS, Inc.*	563,267
164,808	Scientific Games Corp.*	3,953,744
237,136	SeaWorld Entertainment, Inc.*	6,265,133
102,234	Wingstop, Inc.	8,529,383

		32,529,622

Household Durables – 2.9%
114,695	Installed Building Products, Inc.*	7,480,408
183,172	KB Home	6,537,409
22,210	M/I Homes, Inc.*	981,238
57,862	Taylor Morrison Home Corp.*	1,449,443
100,834	TopBuild Corp.*	10,479,677
359,391	TRI Pointe Group, Inc.*	5,656,814
14,681	Universal Electronics, Inc.*	765,174

		33,350,163

Independent Power and Renewable Electricity Producers – 0.2%
30,594	Ormat Technologies, Inc.	2,342,277

Industrial Conglomerates – 0.1%
21,840	Raven Industries, Inc.	761,779

Insurance – 1.4%
264,586	American Equity Investment Life Holding Co.	6,529,982
76,642	Argo Group International Holdings Ltd.	4,741,841
36,172	Genworth Financial, Inc., Class A*	154,816
37,339	Goosehead Insurance, Inc., Class A	1,911,010
110,826	MBIA, Inc.*	1,029,574
95,472	National General Holdings Corp.	2,035,463
4,285	Stewart Information Services Corp.	175,342

		16,578,028

Interactive Media & Services – 0.8%
487,845	Cars.com, Inc.*	5,517,527

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Interactive Media & Services – (continued)
244,433	Liberty TripAdvisor Holdings, Inc., Class A*	$2,358,779
110,904	QuinStreet, Inc.*	1,422,898

		9,299,204

Internet & Direct Marketing Retail – 0.3%
21,852	1-800-Flowers.com, Inc., Class A*	311,609
214,961	Groupon, Inc.*	597,592
61,424	Shutterstock, Inc.*	2,492,586

		3,401,787

IT Services – 1.6%
17,050	Cardtronics PLC, Class A*	584,133
7,852	Cass Information Systems, Inc.	449,998
9,492	CSG Systems International, Inc.	547,119
49,388	Evo Payments, Inc., Class A*	1,404,101
7,535	ExlService Holdings, Inc.*	524,662
39,977	I3 Verticals, Inc., Class A*	817,530
25,857	MAXIMUS, Inc.	1,984,266
266,291	Perspecta, Inc.	7,067,363
55,968	Science Applications International Corp.	4,624,076
85,658	Unisys Corp.*	878,851

		18,882,099

Leisure Products – 0.2%
40,411	American Outdoor Brands Corp.*	286,110
4,072	Johnson Outdoors, Inc., Class A	238,416
30,871	Malibu Boats, Inc., Class A*	1,007,012
85,852	MasterCraft Boat Holdings, Inc.*	1,352,169

		2,883,707

Life Sciences Tools & Services – 0.6%
121,656	Fluidigm Corp.*	598,547
90,800	Medpace Holdings, Inc.*	6,685,604
2,464	Syneos Health, Inc.*	123,570

		7,407,721

Machinery – 4.3%
106,856	Albany International Corp., Class A	8,973,767
38,984	Barnes Group, Inc.	2,278,615
81,597	Columbus McKinnon Corp.	3,061,519
58,782	EnPro Industries, Inc.	4,088,288
26,537	Evoqua Water Technologies Corp.*	460,948
65,371	Federal Signal Corp.	2,120,635
77,161	Franklin Electric Co., Inc.	4,155,120
112,288	Hillenbrand, Inc.	3,457,347
47,227	Kennametal, Inc.	1,461,676
23,305	Meritor, Inc.*	513,409
126,397	Mueller Industries, Inc.	3,889,236
27,080	Navistar International Corp.*	847,062
22,418	RBC Bearings, Inc.*	3,596,744
35,388	Rexnord Corp.*	1,001,126
10,572	SPX Corp.*	481,449
45,061	TriMas Corp.*	1,456,372

Common Stocks – (continued)
Machinery – (continued)
80,461	Watts Water Technologies, Inc., Class A	7,502,988

		49,346,301

Marine – 0.0%
6,730	Matson, Inc.	256,951

Media – 0.8%
17,863	Loral Space & Communications, Inc.*	714,341
183,608	Meredith Corp.	6,922,022
74,248	TechTarget, Inc.*	1,811,651

		9,448,014

Metals & Mining – 1.1%
27,560	Carpenter Technology Corp.	1,350,991
67,014	Kaiser Aluminum Corp.	7,175,859
68,196	Materion Corp.	3,876,261
16,607	Worthington Industries, Inc.	611,304

		13,014,415

Oil, Gas & Consumable Fuels – 2.1%
50,985	Ardmore Shipping Corp. (Ireland)*	407,370
153,552	CVR Energy, Inc.	7,281,436
86,878	Delek US Holdings, Inc.	3,470,776
264,048	DHT Holdings, Inc.	2,041,091
236,366	GasLog Ltd. (Monaco)	3,240,578
123,500	Golar LNG Ltd. (Bermuda)	1,700,595
35,788	International Seaways, Inc.*	899,710
11,951	PDC Energy, Inc.*	238,422
113,764	Scorpio Tankers, Inc. (Monaco)	3,618,833
27,240	World Fuel Services Corp.	1,137,815

		24,036,626

Paper & Forest Products – 0.3%
112,503	Boise Cascade Co.	4,024,232

Personal Products – 0.1%
42,402	elf Beauty, Inc.*	712,354
11,491	Inter Parfums, Inc.	889,748

		1,602,102

Pharmaceuticals – 2.2%
33,968	Aerie Pharmaceuticals, Inc.*	753,750
72,715	Amneal Pharmaceuticals, Inc.*	223,962
148,383	Amphastar Pharmaceuticals, Inc.*	2,866,018
89,539	ANI Pharmaceuticals, Inc.*	6,993,891
36,290	Collegium Pharmaceutical, Inc.*	435,480
272,856	Endo International PLC*	1,252,409
35,303	Intersect ENT, Inc.*	629,100
11,387	Pacira BioSciences, Inc.*	461,060
162,302	Phibro Animal Health Corp., Class A	3,888,756
94,861	Prestige Consumer Healthcare, Inc.*	3,363,771
171,036	Supernus Pharmaceuticals, Inc.*	4,753,090

		25,621,287

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Professional Services – 2.9%
23,044	Barrett Business Services, Inc.	$2,021,650
2,954	CRA International, Inc.	145,485
23,329	Heidrick & Struggles International, Inc.	663,943
90,680	Insperity, Inc.	9,578,528
155,341	Kforce, Inc.	6,355,000
148,905	Korn Ferry	5,463,324
8,846	Resources Connection, Inc.	129,594
129,127	TriNet Group, Inc.*	6,842,440
125,565	TrueBlue, Inc.*	2,875,439

		34,075,403

Road & Rail – 0.7%
84,129	Avis Budget Group, Inc.*	2,499,472
175,921	Heartland Express, Inc.	3,676,749
97,756	Marten Transport Ltd.	2,117,395

		8,293,616

Semiconductors & Semiconductor Equipment – 3.5%
51,989	Ambarella, Inc.*	2,736,181
145,012	Amkor Technology, Inc.*	1,802,499
71,007	Diodes, Inc.*	3,312,477
69,552	Enphase Energy, Inc.*	1,351,395
11,086	FormFactor, Inc.*	242,008
105,354	Inphi Corp.*	7,572,846
382,078	Lattice Semiconductor Corp.*	7,484,908
121,916	MaxLinear, Inc.*	2,311,527
389,172	Rambus, Inc.*	5,388,086
41,406	Silicon Laboratories, Inc.*	4,398,974
12,374	Veeco Instruments, Inc.*	168,781
164,014	Xperi Corp.	3,330,304

		40,099,986

Software – 6.0%
97,768	ACI Worldwide, Inc.*	3,068,937
25,617	Agilysys, Inc.*	645,292
53,892	Alarm.com Holdings, Inc.*	2,662,265
52,965	American Software, Inc., Class A	858,563
46,913	Blackline, Inc.*	2,192,714
190,717	Bottomline Technologies DE, Inc.*	7,809,861
199,667	Box, Inc., Class A*	3,378,366
104,647	CommVault Systems, Inc.*	5,197,816
117,415	Cornerstone OnDemand, Inc.*	6,876,996
271,087	Digital Turbine, Inc.*	1,894,898
115,309	Five9, Inc.*	6,400,803
14,969	MicroStrategy, Inc., Class A*	2,293,999
280,618	MobileIron, Inc.*	1,756,669
120,200	Progress Software Corp.	4,793,576
37,386	PROS Holdings, Inc.*	1,915,659
24,159	QAD, Inc., Class A	1,122,910
42,945	Qualys, Inc.*	3,664,497
142,594	SPS Commerce, Inc.*	7,524,685
132,659	SVMK, Inc.*	2,440,926
91,859	Telenav, Inc.*	432,656
10,212	Upland Software, Inc.*	382,746

Common Stocks – (continued)
Software – (continued)
60,906	Verint Systems, Inc.*	2,764,523

		70,079,357

Specialty Retail – 3.5%
31,892	American Eagle Outfitters, Inc.	490,499
40,498	America’s Car-Mart, Inc.*	3,684,913
83,768	Asbury Automotive Group, Inc.*	8,638,994
68,346	Boot Barn Holdings, Inc.*	2,395,527
52,175	Citi Trends, Inc.	931,324
86,863	Genesco, Inc.*	3,374,628
114,432	Hudson Ltd, Class A*	1,421,245
55,298	Murphy USA, Inc.*	6,521,293
145,069	Rent-A-Center, Inc.	3,752,935
3,880	RH*	704,996
120,602	Sleep Number Corp.*	5,803,368
78,761	Sonic Automotive, Inc., Class A	2,538,467

		40,258,189

Textiles, Apparel & Luxury Goods – 1.9%
97,433	Crocs, Inc.*	3,409,181
62,616	Deckers Outdoor Corp.*	9,573,986
131,451	Steven Madden Ltd.	5,413,152
111,408	Wolverine World Wide, Inc.	3,306,590

		21,702,909

Thrifts & Mortgage Finance – 0.7%
16,046	Meridian Bancorp, Inc.	313,860
274,904	NMI Holdings, Inc., Class A*	8,040,942
4,479	Walker & Dunlop, Inc.	282,132

		8,636,934

Trading Companies & Distributors – 1.6%
85,658	Applied Industrial Technologies, Inc.	5,125,775
22,931	Beacon Roofing Supply, Inc.*	711,778
144,017	BMC Stock Holdings, Inc.*	3,887,019
40,818	Foundation Building Materials, Inc.*	758,806
158,741	GMS, Inc.*	4,755,880
31,155	H&E Equipment Services, Inc.	1,057,401
40,785	Kaman Corp.	2,392,856

		18,689,515

Wireless Telecommunication Services – 0.1%
50,717	Shenandoah Telecommunications Co.	1,631,059

TOTAL COMMON STOCKS
(Cost $1,056,526,455)		$1,132,059,708

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Dividend Rate	Value

Investment Company – 0.9%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,845,477	1.701%(b)	$10,845,477
(Cost $10,845,477)

TOTAL INVESTMENTS – 98.4%
(Cost $1,067,371,932)		$1,142,905,185

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		18,170,140

NET ASSETS – 100.0%		$1,161,075,325

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Rate shown reflects the yield as of October 31, 2019.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts
E-mini Russell 2000 Index	238	12/20/19	$18,839,318	$(234,858)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 96.5%
Aerospace & Defense – 0.2%
19,669	Aerojet Rocketdyne Holdings, Inc.*	$850,291
7,988	Ducommun, Inc.*	396,045

		1,246,336

Air Freight & Logistics – 0.8%
75,928	Atlas Air Worldwide Holdings, Inc.*	1,665,101
80,680	Echo Global Logistics, Inc.*	1,606,339
23,057	Hub Group, Inc., Class A*	1,056,010
44,769	Radiant Logistics, Inc.*	241,305

		4,568,755

Airlines – 0.5%
44,976	SkyWest, Inc.	2,678,321

Auto Components – 0.2%
166,127	American Axle & Manufacturing Holdings, Inc.*	1,388,822

Banks – 19.7%
66,427	1st Source Corp.	3,399,734
47,955	Amalgamated Bank, Class A	873,261
46,096	Ameris Bancorp	1,975,214
4,942	Arrow Financial Corp.	173,563
89,633	Atlantic Capital Bancshares, Inc.*	1,671,655
153,321	Bancorp, Inc. (The)*	1,671,199
31,742	BancorpSouth Bank	973,527
15,300	Banner Corp.	825,894
6,099	BCB Bancorp, Inc.	78,677
169,047	Boston Private Financial Holdings, Inc.	1,901,779
20,045	Bridge Bancorp, Inc.	649,458
13,442	Capital City Bank Group, Inc.	382,425
37,181	Cathay General Bancorp	1,322,528
6,981	CBTX, Inc.	200,006
183,978	CenterState Bank Corp.	4,665,682
102,476	Central Pacific Financial Corp.	2,963,606
16,205	Civista Bancshares, Inc.	364,288
115,049	Columbia Banking System, Inc.	4,521,426
206,931	CVB Financial Corp.	4,300,026
15,775	Eagle Bancorp, Inc.	712,083
2,471	Esquire Financial Holdings, Inc.*	60,045
27,578	Financial Institutions, Inc.	866,776
224,692	First BanCorp.	2,363,760
92,016	First Bancorp/Southern Pines NC	3,473,604
8,158	First Bancshares, Inc. (The)	268,888
162,897	First Commonwealth Financial Corp.	2,295,219
29,831	First Financial Corp.	1,308,686
199,436	First Foundation, Inc.	3,192,970
25,551	First Internet Bancorp	581,030
1,612	First Mid Bancshares, Inc.	56,259
129,033	First Midwest Bancorp, Inc.	2,650,338
4,759	Great Southern Bancorp, Inc.	287,539
48,359	Hanmi Financial Corp.	930,911
79,805	Heartland Financial USA, Inc.	3,733,278
105,126	Heritage Commerce Corp.	1,263,614
40,483	Heritage Financial Corp.	1,114,497
156,749	Hilltop Holdings, Inc.	3,661,657
65,732	Hope Bancorp, Inc.	937,996

Common Stocks – (continued)
Banks – (continued)
61,563	Horizon Bancorp, Inc.	1,123,833
17,601	IBERIABANK Corp.	1,291,737
44,372	Independent Bank Corp.	998,814
35,636	Independent Bank Group, Inc.	1,905,457
101,193	International Bancshares Corp.	4,144,865
364,583	Investors Bancorp, Inc.	4,393,225
94,856	Lakeland Bancorp, Inc.	1,569,867
12,772	Macatawa Bank Corp.	133,531
24,949	Mercantile Bank Corp.	878,454
11,306	Metropolitan Bank Holding Corp.*	485,480
83,516	National Bank Holdings Corp., Class A	2,872,950
14,501	NBT Bancorp, Inc.	576,415
12,115	Northeast Bank	259,382
7,059	Northrim BanCorp, Inc.	274,948
14,137	OFG Bancorp	287,122
63,258	Old National Bancorp	1,138,328
31,498	Old Second Bancorp, Inc.	380,181
5,852	Opus Bank	145,071
77,074	Pacific Premier Bancorp, Inc.	2,601,633
2,728	Parke Bancorp, Inc.	65,581
29,192	Peapack Gladstone Financial Corp.	852,406
28,004	Preferred Bank	1,492,893
5,852	QCR Holdings, Inc.	237,474
7,938	Republic Bancorp, Inc., Class A	353,003
29,748	Sandy Spring Bancorp, Inc.	1,026,306
4,680	SB One Bancorp	103,334
132,061	Seacoast Banking Corp. of Florida*	3,697,708
31,359	Sierra Bancorp	854,219
74,535	Southern National Bancorp of Virginia, Inc.	1,180,634
6,152	Spirit of Texas Bancshares, Inc.*	128,577
4,569	Stock Yards Bancorp, Inc.	182,486
39,089	Towne Bank/Portsmouth VA	1,098,010
85,471	TriCo Bancshares	3,216,274
55,842	UMB Financial Corp.	3,644,249
70,504	Univest Financial Corp.	1,815,478
6,062	Washington Trust Bancorp, Inc.	309,708
89,178	WesBanco, Inc.	3,352,201

		111,744,932

Beverages – 0.4%
9,042	Coca-Cola Consolidated, Inc.	2,480,763

Biotechnology – 1.8%
44,880	Anika Therapeutics, Inc.*	3,159,103
12,665	Avid Bioservices, Inc.*	67,758
10,312	CareDx, Inc.*	270,277
60,223	Catalyst Pharmaceuticals, Inc.*	284,855
131,650	Coherus Biosciences, Inc.*	2,286,760
2,127	Eagle Pharmaceuticals, Inc.*	133,363
4,544	Enanta Pharmaceuticals, Inc.*	276,639
4,931	Esperion Therapeutics, Inc.*	196,106
19,757	FibroGen, Inc.*	773,487
11,297	Halozyme Therapeutics, Inc.*	173,070
25,876	PDL BioPharma, Inc.*	72,970
39,268	Prothena Corp. PLC (Ireland)*	357,339
59,039	Radius Health, Inc.*	1,679,069

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Biotechnology – (continued)
23,751	Vanda Pharmaceuticals, Inc.*	$320,876
12,885	Voyager Therapeutics, Inc.*	198,300

		10,249,972

Building Products – 2.9%
11,255	Armstrong Flooring, Inc.*	69,106
131,687	Builders FirstSource, Inc.*	2,977,443
110,055	Continental Building Products, Inc.*	3,291,745
37,368	Gibraltar Industries, Inc.*	1,989,099
66,764	Griffon Corp.	1,422,741
70,173	JELD-WEN Holding, Inc.*	1,199,256
10,992	Patrick Industries, Inc.*	543,115
91,678	Quanex Building Products Corp.	1,768,469
26,410	Simpson Manufacturing Co., Inc.	2,182,522
14,851	Universal Forest Products, Inc.	747,896

		16,191,392

Capital Markets – 0.9%
13,519	Brightsphere Investment Group, Inc.	132,757
4,187	GAMCO Investors, Inc., Class A	65,987
13,065	INTL. FCStone, Inc.*	522,600
18,167	Moelis & Co., Class A	648,199
53,399	Oppenheimer Holdings, Inc., Class A	1,452,453
23,249	Piper Jaffray Cos.	1,825,976
5,419	Virtus Investment Partners, Inc.	587,853

		5,235,825

Chemicals – 1.9%
252,524	Ferro Corp.*	2,810,592
30,706	Innophos Holdings, Inc.	1,001,630
6,334	Kraton Corp.*	142,008
67,341	Minerals Technologies, Inc.	3,330,013
89,067	PolyOne Corp.	2,854,597
3,768	Stepan Co.	368,209
10,734	Trinseo SA	456,195

		10,963,244

Commercial Services & Supplies – 2.2%
18,149	Ennis, Inc.	355,539
76,468	HNI Corp.	2,905,784
9,113	Interface, Inc.	151,549
50,963	Kimball International, Inc., Class B	1,037,607
51,069	Knoll, Inc.	1,365,585
31,349	Matthews International Corp., Class A	1,159,286
10,402	McGrath RentCorp	793,776
26,978	Steelcase, Inc., Class A	471,306
19,858	UniFirst Corp.	3,988,281

		12,228,713

Communications Equipment – 1.1%
50,237	Comtech Telecommunications Corp.	1,755,783
14,678	Digi International, Inc.*	211,657
52,636	Lumentum Holdings, Inc.*	3,298,172
70,710	Viavi Solutions, Inc.*	1,128,531

		6,394,143

Common Stocks – (continued)
Construction & Engineering – 0.4%
35,994	Aegion Corp.*	779,990
122,956	Great Lakes Dredge & Dock Corp.*	1,321,777

		2,101,767

Consumer Finance – 0.4%
58,608	Enova International, Inc.*	1,376,702
11,139	Nelnet, Inc., Class A	682,486

		2,059,188

Diversified Consumer Services – 1.3%
34,330	American Public Education, Inc.*	745,648
24,131	Carriage Services, Inc.	621,614
27,165	Collectors Universe, Inc.	778,549
26,640	K12, Inc.*	527,206
236,938	Laureate Education, Inc., Class A*	3,661,877
25,299	WW International, Inc.*	882,176

		7,217,070

Diversified Financial Services – 1.1%
68,322	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	1,409,483
30,701	Cannae Holdings, Inc.*	896,469
399,185	FGL Holdings	3,604,641
111,148	On Deck Capital, Inc.*	495,720

		6,406,313

Diversified Telecommunication Services – 0.7%
2,898	ATN International, Inc.	171,648
47,967	Cogent Communications Holdings, Inc.	2,812,785
306,383	ORBCOMM, Inc.*	1,228,596

		4,213,029

Electric Utilities – 1.4%
23,120	Otter Tail Corp.	1,310,441
33,067	PNM Resources, Inc.	1,724,444
85,519	Portland General Electric Co.	4,864,321

		7,899,206

Electrical Equipment – 0.4%
25,604	Encore Wire Corp.	1,438,945
18,408	Powell Industries, Inc.	720,857

		2,159,802

Electronic Equipment, Instruments & Components – 4.7%
56,670	AVX Corp.	868,184
36,343	Belden, Inc.	1,863,669
111,410	Benchmark Electronics, Inc.	3,776,799
54,757	CTS Corp.	1,460,917
11,313	Daktronics, Inc.	77,607
15,055	Fabrinet (Thailand)*	846,543
89,144	II-VI, Inc.*	2,955,123
21,927	Knowles Corp.*	473,185
30,469	PC Connection, Inc.	1,488,106
118,111	Sanmina Corp.*	3,629,551
21,830	Tech Data Corp.*	2,652,345
61,738	TTM Technologies, Inc.*	722,952

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
227,924	Vishay Intertechnology, Inc.	$4,592,669
44,179	Vishay Precision Group, Inc.*	1,504,295

		26,911,945

Energy Equipment & Services – 1.5%
19,228	Era Group, Inc.*	185,935
17,784	Exterran Corp.*	225,323
136,727	Forum Energy Technologies, Inc.*	158,603
79,168	FTS International, Inc.*	120,336
90,954	Matrix Service Co.*	1,706,297
525,041	Nabors Industries Ltd.	971,326
156,299	Oceaneering International, Inc.*	2,213,194
57,211	SEACOR Holdings, Inc.*	2,454,924
16,317	Tidewater, Inc.*	264,825
104,322	US Silica Holdings, Inc.(a)	465,276

		8,766,039

Equity Real Estate Investment Trusts (REITs) – 8.8%
180,473	Cedar Realty Trust, Inc. REIT	602,780
125,540	First Industrial Realty Trust, Inc. REIT	5,286,489
8,675	Franklin Street Properties Corp. REIT	74,605
123,710	Gladstone Commercial Corp. REIT	2,914,608
42,824	Healthcare Realty Trust, Inc. REIT	1,488,990
105,507	Independence Realty Trust, Inc. REIT	1,624,808
33,351	Investors Real Estate Trust REIT	2,523,670
362,861	Lexington Realty Trust REIT	3,947,928
59,576	NexPoint Residential Trust, Inc. REIT	2,905,521
81,890	Physicians Realty Trust REIT	1,528,886
184,679	Piedmont Office Realty Trust, Inc., Class A REIT	4,144,197
6,888	PS Business Parks, Inc. REIT	1,243,628
44,469	Retail Opportunity Investments Corp. REIT	830,014
83,578	Retail Value, Inc. REIT	3,059,791
111,834	Rexford Industrial Realty, Inc. REIT	5,378,097
240,236	RPT Realty REIT	3,483,422
73,138	Senior Housing Properties Trust REIT	725,895
127,731	STAG Industrial, Inc. REIT	3,964,770
78,846	Terreno Realty Corp. REIT	4,447,703

		50,175,802

Food & Staples Retailing – 0.3%
23,708	Ingles Markets, Inc., Class A	934,806
9,908	SpartanNash Co.	129,745
13,925	Village Super Market, Inc., Class A	369,013

		1,433,564

Food Products – 1.9%
240,335	Darling Ingredients, Inc.*	4,638,465
192,401	Dean Foods Co.(a)	188,553
9,222	John B Sanfilippo & Son, Inc.	978,639
22,480	Lancaster Colony Corp.	3,128,766
9,159	Sanderson Farms, Inc.	1,417,905
17,798	Simply Good Foods Co. (The)*	436,763

		10,789,091

Common Stocks – (continued)
Gas Utilities – 0.5%
21,775	Northwest Natural Holding Co.	1,510,314
15,334	Southwest Gas Holdings, Inc.	1,338,658

		2,848,972

Health Care Equipment & Supplies – 0.8%
42,160	Integer Holdings Corp.*	3,264,870
31,005	Invacare Corp.	239,358
7,681	NuVasive, Inc.*	541,818
7,396	Tandem Diabetes Care, Inc.*	455,446
4,204	Varex Imaging Corp.*	126,162

		4,627,654

Health Care Providers & Services – 0.6%
218,466	Brookdale Senior Living, Inc.*	1,605,725
126,389	Community Health Systems, Inc.*	447,417
5,596	Magellan Health, Inc.*	363,181
1,010	National Research Corp.	58,004
21,968	Tenet Healthcare Corp.*	556,669
33,072	Triple-S Management Corp., Class B*	500,379

		3,531,375

Health Care Technology – 0.1%
20,554	Computer Programs & Systems, Inc.	474,181
2,083	Omnicell, Inc.*	146,622

		620,803

Hotels, Restaurants & Leisure – 1.6%
62,603	Brinker International, Inc.	2,782,703
139,898	Denny’s Corp.*	2,814,748
69,366	Fiesta Restaurant Group, Inc.*	596,201
3,612	SeaWorld Entertainment, Inc.*	95,429
34,317	Wingstop, Inc.	2,863,067

		9,152,148

Household Durables – 2.5%
9,080	Bassett Furniture Industries, Inc.	138,470
59,371	KB Home	2,118,951
61,354	M/I Homes, Inc.*	2,710,620
7,603	Meritage Homes Corp.*	548,100
43,596	Taylor Morrison Home Corp.*	1,092,080
25,111	TopBuild Corp.*	2,609,786
263,492	TRI Pointe Group, Inc.*	4,147,364
15,901	Universal Electronics, Inc.*	828,760

		14,194,131

Independent Power and Renewable Electricity Producers – 0.7%
69,401	Atlantic Power Corp.*	161,704
45,856	Clearway Energy, Inc., Class C	831,369
41,458	Ormat Technologies, Inc.	3,174,025

		4,167,098

Insurance – 3.7%
168,049	American Equity Investment Life Holding Co.	4,147,449
53,356	AMERISAFE, Inc.	3,389,707
58,580	Argo Group International Holdings Ltd.	3,624,345

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
22,196	FBL Financial Group, Inc., Class A	$1,273,607
310,372	Genworth Financial, Inc., Class A*	1,328,392
6,797	Goosehead Insurance, Inc., Class A	347,870
102,886	MBIA, Inc.*	955,811
50,953	National General Holdings Corp.	1,086,318
4,694	National Western Life Group, Inc., Class A	1,279,584
4,171	Protective Insurance Corp., Class B	66,361
2,120	Safety Insurance Group, Inc.	206,064
74,733	Stewart Information Services Corp.	3,058,074
12,214	United Insurance Holdings Corp.	149,744

		20,913,326

Interactive Media & Services – 0.4%
190,117	Cars.com, Inc.*	2,150,223

Internet & Direct Marketing Retail – 0.1%
25,524	Lands’ End, Inc.*	308,075
3,596	Stamps.com, Inc.*	303,610

		611,685

IT Services – 1.0%
183,225	Perspecta, Inc.	4,862,791
56,033	Unisys Corp.*	574,899

		5,437,690

Leisure Products – 0.4%
158,507	American Outdoor Brands Corp.*	1,122,230
20,602	Clarus Corp.	262,676
2,662	Johnson Outdoors, Inc., Class A	155,860
129,212	Vista Outdoor, Inc.*	865,720

		2,406,486

Machinery – 4.0%
18,698	Albany International Corp., Class A	1,570,258
2,792	Barnes Group, Inc.	163,193
32,448	Columbus McKinnon Corp.	1,217,449
33,315	EnPro Industries, Inc.	2,317,058
4,448	Federal Signal Corp.	144,293
55,980	Hillenbrand, Inc.	1,723,624
6,584	Hurco Cos, Inc.	229,057
114,313	Kennametal, Inc.	3,537,987
16,684	Miller Industries, Inc.	599,790
57,999	Mueller Industries, Inc.	1,784,629
75,528	Navistar International Corp.*	2,362,516
32,660	Rexnord Corp.*	923,952
4,526	SPX Corp.*	206,114
3,500	SPX FLOW, Inc.*	158,480
60,424	TriMas Corp.*	1,952,904
39,424	Wabash National Corp.	562,186
36,700	Watts Water Technologies, Inc., Class A	3,422,275

		22,875,765

Marine – 0.3%
38,160	Matson, Inc.	1,456,949

Common Stocks – (continued)
Media – 1.3%
25,494	Emerald Expositions Events, Inc.	247,802
48,447	Liberty Latin America Ltd., Class A (Chile)*	905,475
24,254	Liberty Latin America Ltd., Class C (Chile)*	446,516
52,403	Meredith Corp.	1,975,593
126,810	MSG Networks, Inc., Class A*	2,055,590
26,667	National CineMedia, Inc.	223,869
120,683	New Media Investment Group, Inc.(a)	1,063,217
54,532	WideOpenWest, Inc.*	346,278

		7,264,340

Metals & Mining – 2.0%
66,124	Carpenter Technology Corp.	3,241,398
45,878	Haynes International, Inc.	1,580,956
29,508	Kaiser Aluminum Corp.	3,159,717
43,675	Materion Corp.	2,482,487
20,630	Worthington Industries, Inc.	759,390

		11,223,948

Mortgage Real Estate Investment Trusts (REITs) – 0.6%
356,195	Anworth Mortgage Asset Corp. REIT	1,218,187
24,697	Exantas Capital Corp. REIT	290,437
89,778	Great Ajax Corp. REIT	1,405,025
16,159	Ladder Capital Corp. REIT	279,066

		3,192,715

Multiline Retail – 0.4%
109,339	Big Lots, Inc.	2,369,376

Multi-Utilities – 0.5%
49,891	Unitil Corp.	3,106,713

Oil, Gas & Consumable Fuels – 5.3%
113,805	Ardmore Shipping Corp. (Ireland)*	909,302
198,613	Clean Energy Fuels Corp.*	446,879
72,138	CVR Energy, Inc.	3,420,784
113,892	Delek US Holdings, Inc.	4,549,985
366,722	Denbury Resources, Inc.*	366,025
338,535	DHT Holdings, Inc.	2,616,876
6,797	Dorian LPG Ltd.*	84,623
107,867	GasLog Ltd. (Monaco)	1,478,857
131,456	Golar LNG Ltd. (Bermuda)	1,810,149
106,621	International Seaways, Inc.*	2,680,452
1,440	NACCO Industries, Inc., Class A	72,720
44,115	Nordic American Tankers Ltd.	157,932
32,769	Oasis Petroleum, Inc.*	85,527
12,977	Par Pacific Holdings, Inc.*	293,929
122,481	PDC Energy, Inc.*	2,443,496
3,995	REX American Resources Corp.*	323,275
110,745	Scorpio Tankers, Inc. (Monaco)	3,522,799
87,499	Teekay Corp. (Bermuda)(a)	447,120
77,028	Teekay Tankers Ltd., Class A (Bermuda)*	157,137
106,173	World Fuel Services Corp.	4,434,846

		30,302,713

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Paper & Forest Products – 0.9%
85,363	Boise Cascade Co.	$3,053,435
112,708	PH Glatfelter Co.	2,028,744

		5,082,179

Personal Products – 0.1%
23,936	elf Beauty, Inc.*	402,125

Pharmaceuticals – 1.2%
16,649	Akorn, Inc.*	83,079
5,191	Amphastar Pharmaceuticals, Inc.*	100,264
21,368	ANI Pharmaceuticals, Inc.*	1,669,054
105,935	Endo International PLC*	486,242
47,308	Mallinckrodt PLC*(a)	149,493
47,144	Phibro Animal Health Corp., Class A	1,129,570
87,181	Prestige Consumer Healthcare, Inc.*	3,091,438
4,178	Supernus Pharmaceuticals, Inc.*	116,107

		6,825,247

Professional Services – 0.9%
1,404	Barrett Business Services, Inc.	123,173
4,285	CRA International, Inc.	211,036
5,019	Heidrick & Struggles International, Inc.	142,841
31,078	Kelly Services, Inc., Class A	746,183
25,473	Kforce, Inc.	1,042,100
71,980	Resources Connection, Inc.	1,054,507
6,930	TriNet Group, Inc.*	367,221
61,767	TrueBlue, Inc.*	1,414,464

		5,101,525

Real Estate Management & Development – 0.0%
6,769	Tejon Ranch Co.*	108,846

Road & Rail – 1.1%
8,669	ArcBest Corp.	250,447
29,710	Covenant Transportation Group, Inc., Class A*	456,643
116,064	Heartland Express, Inc.	2,425,738
96,667	Marten Transport Ltd.	2,093,807
24,224	Werner Enterprises, Inc.	884,176

		6,110,811

Semiconductors & Semiconductor Equipment – 2.0%
7,919	Ambarella, Inc.*	416,777
218,984	Amkor Technology, Inc.*	2,721,971
20,551	Cirrus Logic, Inc.*	1,396,646
87,119	NeoPhotonics Corp.*	573,243
254,429	Rambus, Inc.*	3,522,570
14,286	Synaptics, Inc.*	601,583
22,567	Veeco Instruments, Inc.*	307,814
91,350	Xperi Corp.	1,854,862

		11,395,466

Software – 0.1%
9,760	American Software, Inc., Class A	158,210
31,086	Telenav, Inc.*	146,415
55,944	TiVo Corp.	455,384

		760,009

Common Stocks – (continued)
Specialty Retail – 4.2%
29,777	Abercrombie & Fitch Co., Class A	482,090
1,429	America’s Car-Mart, Inc.*	130,025
27,245	Asbury Automotive Group, Inc.*	2,809,777
88,118	Cato Corp. (The), Class A	1,541,184
37,627	Citi Trends, Inc.	671,642
70,378	Genesco, Inc.*	2,734,185
13,952	Group 1 Automotive, Inc.	1,387,387
148,181	Michaels Cos., Inc. (The)*	1,293,620
30,899	Murphy USA, Inc.*	3,643,919
5,188	Rent-A-Center, Inc.	134,213
181,220	Sally Beauty Holdings, Inc.*	2,808,910
40,853	Sleep Number Corp.*	1,965,846
108,219	Sonic Automotive, Inc., Class A	3,487,898
65,356	Tilly’s, Inc., Class A	670,553

		23,761,249

Textiles, Apparel & Luxury Goods – 0.4%
68,086	Wolverine World Wide, Inc.	2,020,792

Thrifts & Mortgage Finance – 1.4%
36,482	First Defiance Financial Corp.	1,128,023
20,705	Luther Burbank Corp.	239,557
65,319	Meridian Bancorp, Inc.	1,277,640
43,045	Provident Financial Services, Inc.	1,073,973
30,321	Radian Group, Inc.	761,057
8,398	Riverview Bancorp, Inc.	60,382
12,927	Sterling Bancorp, Inc.	125,263
1,996	Territorial Bancorp, Inc.	59,002
102,677	TrustCo Bank Corp.	887,129
27,745	United Community Financial Corp.	316,015
41,888	WSFS Financial Corp.	1,766,417

		7,694,458

Tobacco – 0.2%
21,105	Universal Corp.	1,156,554

Trading Companies & Distributors – 1.7%
1,713	Applied Industrial Technologies, Inc.	102,506
19,980	Beacon Roofing Supply, Inc.*	620,179
141,287	BMC Stock Holdings, Inc.*	3,813,336
43,558	Foundation Building Materials, Inc.*	809,743
89,237	GMS, Inc.*	2,673,541
6,761	H&E Equipment Services, Inc.	229,468
37,947	MRC Global, Inc.*	431,078
54,536	NOW, Inc.*	574,809
14,901	Titan Machinery, Inc.*	247,357

		9,502,017

Water Utilities – 0.0%
2,151	Artesian Resources Corp., Class A	79,802
3,173	York Water Co. (The)	139,739

		219,541

Wireless Telecommunication Services – 0.0%
12,288	Spok Holdings, Inc.	146,227

TOTAL COMMON STOCKS
(Cost $516,026,434)		$548,245,190

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Dividend Rate	Value

Investment Company – 1.9%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,633,890	1.701%(c)	$10,633,890
(Cost $10,633,890)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $526,660,324)		$558,879,080

Securities Lending Reinvestment Vehicle – 0.4%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,300,481	1.701%(c)	$2,300,481
(Cost $2,300,481)

TOTAL INVESTMENTS – 98.8%
(Cost $528,960,805)		$561,179,561

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		7,109,192

NET ASSETS – 100.0%		$568,288,753

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Rate shown reflects the yield as of October 31, 2019.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts
E-mini Russell 2000 Index	152	12/20/19	$11,473,639	$408,201

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 99.1%
Aerospace & Defense – 0.8%
16,957	Boeing Co. (The)	$5,763,854
19,580	HEICO Corp.	2,414,997

		8,178,851

Airlines – 1.6%
208,405	Delta Air Lines, Inc.	11,478,947
59,517	JetBlue Airways Corp.*	1,148,678
73,475	Southwest Airlines Co.	4,124,152

		16,751,777

Banks – 5.5%
20,086	Bank of America Corp.	628,089
298,947	Citizens Financial Group, Inc.	10,510,977
323,070	Fifth Third Bancorp	9,394,876
49,363	JPMorgan Chase & Co.	6,166,426
183,480	Popular, Inc.	9,992,321
45,115	Signature Bank	5,338,007
1,567	SVB Financial Group*	347,059
96,165	Wells Fargo & Co.	4,964,999
56,659	Western Alliance Bancorp	2,794,988
128,020	Zions Bancorp NA	6,205,129

		56,342,871

Beverages – 0.8%
143,309	Monster Beverage Corp.*	8,043,934

Biotechnology – 4.3%
185,824	AbbVie, Inc.	14,782,299
54,245	Alexion Pharmaceuticals, Inc.*	5,717,423
19,795	Biogen, Inc.*	5,912,965
206,934	Gilead Sciences, Inc.	13,183,765
46,890	Incyte Corp.*	3,935,009

		43,531,461

Building Products – 1.2%
273,008	Johnson Controls International PLC	11,829,437

Capital Markets – 1.7%
4,990	Ameriprise Financial, Inc.	752,941
192,019	Morgan Stanley	8,842,475
12,577	S&P Global, Inc.	3,244,740
40,788	State Street Corp.	2,694,863
42,997	TD Ameritrade Holding Corp.	1,650,225

		17,185,244

Chemicals – 2.0%
42,862	Axalta Coating Systems Ltd.*	1,264,001
49,758	Dow, Inc.	2,512,282
6,605	Eastman Chemical Co.	502,244
19,919	Ecolab, Inc.	3,825,842
20,926	Sherwin-Williams Co. (The)	11,976,368

		20,080,737

Commercial Services & Supplies – 0.7%
25,949	Cintas Corp.	6,971,718

Communications Equipment – 1.5%
330,687	Cisco Systems, Inc.	15,710,939

Common Stocks – (continued)
Construction Materials – 0.2%
8,133	Martin Marietta Materials, Inc.	2,130,114
1,005	Vulcan Materials Co.	143,584

		2,273,698

Consumer Finance – 2.1%
327,064	Ally Financial, Inc.	10,017,970
3,201	Capital One Financial Corp.	298,493
310,259	Synchrony Financial	10,973,861

		21,290,324

Diversified Financial Services – 1.5%
51,270	AXA Equitable Holdings, Inc.	1,107,432
49,937	Berkshire Hathaway, Inc., Class B*	10,615,608
67,141	Voya Financial, Inc.	3,622,928

		15,345,968

Diversified Telecommunication Services – 0.1%
32,313	AT&T, Inc.	1,243,727

Electric Utilities – 3.2%
254,836	Exelon Corp.	11,592,490
231,598	FirstEnergy Corp.	11,190,815
296,121	PPL Corp.	9,917,092

		32,700,397

Electrical Equipment – 0.2%
24,788	Eaton Corp. PLC	2,159,283

Electronic Equipment, Instruments & Components – 1.1%
107,278	Keysight Technologies, Inc.*	10,825,423

Energy Equipment & Services – 0.2%
123,828	TechnipFMC PLC (United Kingdom)	2,443,126

Equity Real Estate Investment Trusts (REITs) – 6.1%
45,229	CubeSmart REIT	1,433,759
305,889	Duke Realty Corp. REIT	10,748,939
140,522	Equity LifeStyle Properties, Inc. REIT	9,828,109
55,283	Extra Space Storage, Inc. REIT	6,206,622
334,896	Invitation Homes, Inc. REIT	10,311,448
143,150	Prologis, Inc. REIT	12,562,844
46,667	Public Storage REIT	10,400,208
2,371	Sun Communities, Inc. REIT	385,643

		61,877,572

Food & Staples Retailing – 2.8%
51,761	Costco Wholesale Corp.	15,378,711
44,285	US Foods Holding Corp.*	1,756,786
212,949	Walgreens Boots Alliance, Inc.	11,665,346

		28,800,843

Food Products – 0.0%
5,451	Bunge Ltd.	294,354

Health Care Equipment & Supplies – 2.2%
51,857	Becton Dickinson and Co.	13,275,392
125,752	DENTSPLY SIRONA, Inc.	6,888,695
8,482	STERIS PLC	1,200,797

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
1,369	Teleflex, Inc.	$475,604

		21,840,488

Health Care Providers & Services – 3.3%
48,530	Anthem, Inc.	13,058,452
91,045	HCA Healthcare, Inc.	12,158,149
1,075	McKesson Corp.	142,975
22,118	UnitedHealth Group, Inc.	5,589,219
22,132	Universal Health Services, Inc., Class B	3,042,265

		33,991,060

Hotels, Restaurants & Leisure – 2.6%
652	Chipotle Mexican Grill, Inc.*	507,360
31,794	MGM Resorts International	906,129
169,714	Starbucks Corp.	14,351,016
100,818	Yum! Brands, Inc.	10,254,199

		26,018,704

Household Durables – 1.2%
207,696	D.R. Horton, Inc.	10,877,039
14,043	Lennar Corp., Class A	836,963

		11,714,002

Household Products – 0.2%
19,114	Procter & Gamble Co. (The)	2,379,884

Independent Power and Renewable Electricity Producers – 1.0%
622,635	AES Corp.	10,615,927

Insurance – 1.9%
18,148	Aon PLC	3,505,468
13,889	Athene Holding Ltd., Class A*	602,088
155,727	Progressive Corp. (The)	10,854,172
147,535	Unum Group	4,063,114

		19,024,842

Interactive Media & Services – 6.8%
16,163	Alphabet, Inc., Class A*	20,345,985
16,103	Alphabet, Inc., Class C*	20,291,551
151,158	Facebook, Inc., Class A*	28,969,430

		69,606,966

Internet & Direct Marketing Retail – 5.3%
22,585	Amazon.com, Inc.*	40,125,866
6,637	Booking Holdings, Inc.*	13,597,687

		53,723,553

IT Services – 4.3%
3,424	CACI International, Inc., Class A*	766,120
4,577	Mastercard, Inc., Class A	1,266,959
142,964	PayPal Holdings, Inc.*	14,882,553
58,000	VeriSign, Inc.*	11,021,160
85,876	Visa, Inc., Class A	15,359,781

		43,296,573

Common Stocks – (continued)
Life Sciences Tools & Services – 1.1%
41,726	IQVIA Holdings, Inc.*	6,026,069
7,713	Mettler-Toledo International, Inc.*	5,437,202

		11,463,271

Machinery – 0.6%
18,975	Allison Transmission Holdings, Inc.	827,500
10,562	Caterpillar, Inc.	1,455,444
53,887	PACCAR, Inc.	4,098,645

		6,381,589

Media – 1.3%
8,824	Charter Communications, Inc., Class A*	4,128,397
64,054	Liberty Global PLC, Class C (United Kingdom)*	1,528,969
544,961	News Corp., Class A	7,471,415

		13,128,781

Metals & Mining – 0.5%
253,373	Alcoa Corp.*	5,267,625

Multiline Retail – 0.7%
455,053	Macy’s, Inc.	6,898,603

Multi-Utilities – 0.8%
66,759	DTE Energy Co.	8,499,756

Oil, Gas & Consumable Fuels – 3.4%
11,747	Chevron Corp.	1,364,297
226,511	ConocoPhillips	12,503,407
27,900	Exxon Mobil Corp.	1,885,203
145,037	HollyFrontier Corp.	7,968,333
85,076	Valero Energy Corp.	8,250,670
92,848	Williams Cos., Inc. (The)	2,071,439

		34,043,349

Personal Products – 1.2%
64,219	Estee Lauder Cos., Inc. (The), Class A	11,962,073

Pharmaceuticals – 4.0%
140,826	Johnson & Johnson	18,594,665
45,618	Merck & Co., Inc.	3,953,256
217,622	Mylan NV*	4,167,461
376,080	Pfizer, Inc.	14,430,190

		41,145,572

Professional Services – 0.6%
10,583	CoStar Group, Inc.*	5,815,570

Road & Rail – 1.7%
50,313	CSX Corp.	3,535,495
80,803	Union Pacific Corp.	13,369,664

		16,905,159

Semiconductors & Semiconductor Equipment – 2.6%
60,957	Analog Devices, Inc.	6,499,845
8,232	Intel Corp.	465,355

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
25,958	Micron Technology, Inc.*	$1,234,303
81,511	NXP Semiconductors NV (Netherlands)	9,266,171
74,368	Texas Instruments, Inc.	8,774,680

		26,240,354

Software – 7.0%
581	Adobe, Inc.*	161,477
21,976	Cadence Design Systems, Inc.*	1,436,132
48,427	Intuit, Inc.	12,469,952
379,537	Microsoft Corp.	54,414,220
11,607	ServiceNow, Inc.*	2,869,947

		71,351,728

Specialty Retail – 2.1%
87,516	Home Depot, Inc. (The)	20,529,503
18,062	L Brands, Inc.	307,777

		20,837,280

Technology Hardware, Storage & Peripherals – 4.5%
181,963	Apple, Inc.	45,265,116

Textiles, Apparel & Luxury Goods – 0.0%
13,918	Tapestry, Inc.	359,919

Common Stocks – (continued)
Tobacco – 0.6%
72,799	Philip Morris International, Inc.	5,928,751

TOTAL INVESTMENTS – 99.1%
(Cost $878,928,307)		$1,007,588,179

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		8,969,530

NET ASSETS – 100.0%		$1,016,557,709

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2019

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,588,909,801, $422,710,132 and $641,110,329, respectively)(a)	$1,944,920,574	$449,006,001	$685,009,554
Investments of affiliated issuers, at value (cost $0, $0 and $7,203,961, respectively)	—	—	7,203,961
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $0, $0 and $1,732,225, respectively	—	—	1,732,225
Cash	9,518,509	699,604	10,601,206
Receivables:
Investments sold	55,390,198	14,870,181	12,439,965
Dividends	1,054,316	608,722	180,297
Fund shares sold	659,503	501,337	3,376,364
Reimbursement from investment adviser	217,683	96,586	132,542
Securities lending income	—	—	5,890
Collateral on certain derivative contracts(b)	—	—	511,225
Other assets	69,020	61,965	70,592
Total assets	2,011,829,803	465,844,396	721,263,821

Liabilities:
Variation margin on futures contracts	—	—	78,650
Payables:
Investments purchased	51,516,444	11,985,079	12,169,789
Fund shares redeemed	5,836,928	336,520	812,902
Management fees	814,609	198,366	461,450
Distribution and Service fees and Transfer Agency fees	283,262	67,495	62,365
Upon return of securities loaned	—	—	1,732,225
Accrued expenses	474,724	195,530	255,024
Total liabilities	58,925,967	12,782,990	15,572,405

Net Assets:
Paid-in capital	1,530,242,740	434,352,560	667,879,240
Total distributable earnings	422,661,096	18,708,846	37,812,176
NET ASSETS	$1,952,903,836	$453,061,406	$705,691,416
Net Assets:
Class A	$301,505,736	$65,555,680	$53,502,682
Class C	42,004,273	12,694,181	7,784,765
Institutional	760,315,626	120,416,817	290,652,042
Service	50,444,747	7,554,190	3,141,231
Investor	401,676,650	134,069,122	74,880,877
Class P	49,099,346	33,600,851	106,038,943
Class R	34,396,638	5,189,188	16,562,209
Class R6	313,460,820	73,981,377	153,128,667
Total Net Assets	$1,952,903,836	$453,061,406	$705,691,416
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	9,558,810	3,082,360	2,088,497
Class C	1,511,270	602,684	357,948
Institutional	23,201,503	5,668,805	10,869,159
Service	1,626,313	353,695	124,806
Investor	12,902,940	6,328,620	2,936,842
Class P	1,499,626	1,582,681	3,965,654
Class R	1,119,228	245,666	663,480
Class R6	9,570,075	3,482,858	5,725,622
Net asset value, offering and redemption price per share:(c)
Class A	$31.54	$21.27	$25.62
Class C	27.79	21.06	21.75
Institutional	32.77	21.24	26.74
Service	31.02	21.36	25.17
Investor	31.13	21.18	25.50
Class P	32.74	21.23	26.74
Class R	30.73	21.12	24.96
Class R6	32.75	21.24	26.74

(a)	Includes loaned securities having a market value of $1,617,922 for the Small Cap Equity Insights Fund.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures

Small Cap Equity Insights Fund	$511,225

(c)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights and Small Cap Equity Insights Funds is $33.38, $22.51 and $27.11, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities (continued)

October 31, 2019

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,056,526,455, $516,026,434 and $878,928,307, respectively)(a)	$1,132,059,708	$548,245,190	$1,007,588,179
Investments of affiliated issuers, at value (cost $10,845,477, $10,633,890 and $0, respectively)	10,845,477	10,633,890	—
Investments in securities lending reinvestment vehicle — affiliated issuer, (cost $0, $2,300,481and $0, respectively)	—	2,300,481	—
Cash	17,534,879	8,549,852	9,176,723
Receivables:
Investments sold	20,153,542	—	—
Fund shares sold	1,330,947	1,201,402	493,265
Collateral on certain derivative contracts(b)	850,850	543,400	—
Reimbursement from investment advisor	205,506	116,468	176,191
Dividends	126,354	233,713	1,002,045
Securities lending income	136	4,399	—
Other assets	53,349	46,239	53,269
Total assets	1,183,160,748	571,875,034	1,018,489,672

Liabilities:
Variation margin on futures contracts	130,900	83,600	—
Payables:
Upon return of securities loaned	—	2,300,481	—
Investments purchased	18,792,716	—	—
Fund shares redeemed	1,821,435	437,040	981,968
Management fees	767,929	364,603	446,390
Distribution and Service fees and Transfer Agency fees	120,849	76,050	182,657
Accrued expenses	451,594	324,507	320,948
Total liabilities	22,085,423	3,586,281	1,931,963

Net Assets:
Paid-in capital	1,074,371,271	536,575,058	890,235,766
Total distributable earnings	86,704,054	31,713,695	126,321,943
NET ASSETS	$1,161,075,325	$568,288,753	$1,016,557,709
Net Assets:
Class A	$84,556,546	$132,886,222	$299,439,947
Class C	8,302,626	7,960,871	15,854,218
Institutional	349,348,269	192,819,736	295,408,076
Service	—	—	6,700,498
Investor	378,807,360	59,799,690	116,633,327
Class P	12,533,600	47,977,234	225,898,744
Class R	19,707,190	8,514,441	44,555,091
Class R6	307,819,734	118,330,559	12,067,808
Total Net Assets	$1,161,075,325	$568,288,753	$1,016,557,709
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,410,217	3,347,753	6,052,320
Class C	317,386	292,234	359,982
Institutional	8,333,069	3,587,946	5,773,956
Service	—	—	136,213
Investor	10,475,174	1,512,918	2,388,138
Class P	298,822	893,020	4,416,981
Class R	586,916	218,531	919,204
Class R6	7,338,473	2,202,380	236,020
Net asset value, offering and redemption price per share(c):
Class A	$35.08	$39.69	$49.48
Class C	26.16	27.24	44.04
Institutional	41.92	53.74	51.16
Service	—	—	49.19
Investor	36.16	39.53	48.84
Class P	41.94	53.72	51.14
Class R	33.58	38.96	48.47
Class R6	41.95	53.73	51.13

(a)	Includes loaned securities having a market value of $2,083,439 for the Small Cap Value Insights Fund.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures
Small Cap Growth Insights	$850,850

Small Cap Value Insights	543,400

(c)	Maximum public offering price per share for Class A Shares of the Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $37.12, $42.00 and $52.36, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2019

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $34,766, $13,694 and $419, respectively)	$25,787,089	$11,628,745	$8,444,429

Dividends — affiliated issuers	70,294	110,158	131,744

Securities lending income — affiliated issuer	4,558	—	109,447

Total investment income	25,861,941	11,738,903	8,685,620

Expenses:

Management fees	10,105,673	2,625,032	4,939,077

Transfer Agency fees(a)	1,897,862	456,102	399,074

Distribution and Service fees(a)	1,417,546	315,492	281,553

Registration fees	341,719	227,011	251,900

Custody, accounting and administrative services	208,107	136,162	168,417

Printing and mailing cost	176,175	70,766	89,172

Service Share fees — Service Plan	133,581	21,757	6,826

Service Share fees — Shareholder Administration Plan	133,581	21,757	6,826

Professional fees	106,047	106,047	106,047

Trustee fees	26,871	18,627	18,894

Other	136,245	44,788	73,621

Total expenses	14,683,407	4,043,541	6,341,407

Less — expense reductions	(844,173)	(571,184)	(655,925)

Net expenses	13,839,234	3,472,357	5,685,482

NET INVESTMENT INCOME	12,022,707	8,266,546	3,000,138

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	66,103,785	(5,969,169)	(9,811,031)

Futures contracts	1,665,745	350,631	1,186,467

Net change in unrealized gain on:

Investments — unaffiliated issuers	147,817,520	24,276,289	53,905,336

Futures contracts	—	666,310	36,715

Net realized and unrealized gain	215,587,050	19,324,061	45,317,487

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$227,609,757	$27,590,607	$48,317,625

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Large Cap Growth Insights	$803,074	$484,594	$129,878	$567,426	$85,773	$315,535	$21,373	$745,481	$13,429	$45,833	$103,012
Large Cap Value Insights	164,058	123,950	27,484	115,882	21,889	57,767	3,481	201,183	9,813	9,714	36,373
Small Cap Equity Insights	131,028	76,565	73,960	92,573	13,526	96,481	1,092	96,110	29,104	26,086	44,102

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2019

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $—, $849 and $28,257, respectively)	$8,542,275	$7,608,109	$26,479,738

Dividends — affiliated issuers	306,034	171,389	127,638

Securities lending income — affiliated issuer	244,377	12,427	1,851

Total investment income	9,092,686	7,791,925	26,609,227

Expenses:

Management fees	8,448,243	3,362,656	7,038,650

Transfer Agency fees(a)	1,013,731	391,913	1,189,158

Distribution and Service fees(a)	394,571	394,833	1,147,251

Registration fees	265,632	207,577	345,256

Printing and mailing cost	260,037	85,189	193,617

Custody, accounting and administrative services	192,473	150,259	181,333

Professional fees	96,955	96,961	106,047

Trustee fees	17,734	17,614	23,840

Service Share fees — Service Plan	—	—	16,215

Service Share fees — Shareholder Administration Plan	—	—	16,215

Other	182,142	155,583	98,303

Total expenses	10,871,518	4,862,585	10,355,885

Less — expense reductions	(882,235)	(595,118)	(866,360)

Net expenses	9,989,283	4,267,467	9,489,525

NET INVESTMENT INCOME (LOSS)	(896,597)	3,524,458	17,119,702

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	14,362,826	(4,188,983)	(10,278,622)

Futures contracts	(1,577,106)	669,740	(2,252,522)

Net change in unrealized gain on:

Investments — unaffiliated issuers	59,651,176	36,603,588	110,186,063

Futures contracts	1,375,468	591,805	1,906,386

Net realized and unrealized gain	73,812,364	33,676,150	99,561,305

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,915,767	$37,200,608	$116,681,007

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Small Cap Growth Insights	$213,007	$82,328	$99,236	$150,503	$14,540	$136,331	$—	$598,517	$3,193	$35,066	$75,581
Small Cap Value Insights	307,394	72,336	15,103	217,001	12,766	49,925	—	70,222	13,046	5,307	23,646
U.S. Equity Insights	754,235	157,050	235,966	532,812	27,737	267,334	2,594	204,524	64,440	83,399	6,318

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund		Large Cap Value Insights Fund
	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$12,022,707	$11,653,879	$8,266,546	$5,927,116

Net realized gain (loss)	67,769,530	155,437,132	(5,618,538)	22,666,351

Net change in unrealized gain (loss)	147,817,520	(34,021,826)	24,942,599	(16,564,771)
Net increase in net assets resulting from operations	227,609,757	133,069,185	27,590,607	12,028,696

Distributions to shareholders:

From distributable earnings:

Class A Shares	(27,564,725)	(14,198,237)	(4,045,532)	(648,554)

Class C Shares	(4,973,355)	(2,987,929)	(634,798)	(29,940)

Institutional Shares	(67,332,090)	(42,591,930)	(8,978,283)	(2,093,000)

Service Shares	(4,268,995)	(3,169,404)	(592,566)	(78,742)

Investor Shares	(35,840,025)	(18,342,542)	(6,499,108)	(662,879)

Class P Shares(a)	(3,340,204)	—	(1,984,309)	(194,354)

Class R Shares	(2,118,839)	(1,332,171)	(346,593)	(46,006)

Class R6 Shares	(30,834,650)	(6,564,955)	(10,049,072)	(1,810,853)

Total distributions to shareholders	(176,272,883)	(89,187,168)	(33,130,261)	(5,564,328)

From share transactions:

Proceeds from sales of shares	674,755,517	1,050,543,949	313,186,552	480,848,026

Reinvestment of distributions	159,092,941	79,836,761	30,462,643	5,251,598

Cost of shares redeemed	(990,901,692)	(989,737,926)	(357,980,026)	(399,354,761)

Net increase (decrease) in net assets resulting from share transactions	(157,053,234)	140,642,784	(14,330,831)	86,744,863

TOTAL INCREASE (DECREASE)	(105,716,360)	184,524,801	(19,870,485)	93,209,231

Net assets:

Beginning of year	2,058,620,196	1,874,095,395	472,931,891	379,722,660

End of year	$1,952,903,836	$2,058,620,196	$453,061,406	$472,931,891

(a)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Equity Insights Fund		Small Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income (loss)	$3,000,138	$1,396,336	$(896,597)	$(643,837)

Net realized gain (loss)	(8,624,564)	29,632,181	12,785,720	87,210,753

Net change in unrealized gain (loss)	53,942,051	(41,145,988)	61,026,644	(64,094,572)

Net increase (decrease) in net assets resulting from operations	48,317,625	(10,117,471)	72,915,767	22,472,344

Distributions to shareholders:

From distributable earnings:

Class A Shares	(2,973,498)	—	(8,979,679)	(3,251,737)

Class C Shares	(464,085)	—	(1,069,015)	(521,416)

Institutional Shares	(11,437,346)	(640,783)	(27,575,852)	(9,557,173)

Service Shares	(124,376)	—	—	—

Investor Shares	(2,425,323)	(3,431)	(31,017,003)	(8,261,586)

Class P Shares(a)	(3,278,915)	—	(778,940)	—

Class R Shares	(786,446)	—	(2,101,140)	(567,593)

Class R6 Shares	(9,476,064)	(999)	(14,097,427)	(1,567,068)

Total distributions to shareholders	(30,966,053)	(645,213)	(85,619,056)	(23,726,573)

From share transactions:

Proceeds from sales of shares	382,161,015	614,401,419	549,336,651	452,224,339

Reinvestment of distributions	30,650,153	640,255	84,301,544	22,652,616

Cost of shares redeemed	(300,885,593)	(329,549,837)	(321,356,916)	(212,159,289)

Net increase in net assets resulting from share transactions	111,925,575	285,491,837	312,281,279	262,717,666

TOTAL INCREASE	129,277,147	274,729,153	299,577,990	261,463,437

Net assets:

Beginning of year	576,414,269	301,685,116	861,497,335	600,033,898

End of year	$705,691,416	$576,414,269	$1,161,075,325	$861,497,335

(a)	Commenced operations on April 16, 2018.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Insights Fund		U.S. Equity Insights Fund
	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$3,524,458	$1,207,335	$17,119,702	$7,940,649

Net realized gain (loss)	(3,519,243)	21,584,632	(12,531,144)	47,085,922

Net change in unrealized gain (loss)	37,195,393	(25,247,040)	112,092,449	(74,530,660)

Net increase (decrease) in net assets resulting from operations	37,200,608	(2,455,073)	116,681,007	(19,504,089)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(10,543,077)	(10,687,250)	(11,514,034)	(26,986,508)

Class C Shares	(844,101)	(2,305,227)	(572,348)	(2,857,609)

Institutional Shares	(4,776,734)	(4,764,505)	(34,531,169)	(25,747,094)

Service Shares	—	—	(218,665)	(665,619)

Investor Shares	(1,907,349)	(587,886)	(4,499,108)	(4,504,647)

Class P Shares(a)	(2,877,391)	—	(6,101,132)	—

Class R Shares	(225,486)	(177,610)	(1,722,455)	(5,093,418)

Class R6 Shares	(1,908,993)	(407,268)	(1,352,886)	(272,129)

Total distributions to shareholders	(23,083,131)	(18,929,746)	(60,511,797)	(66,127,024)

From share transactions:

Proceeds from sales of shares	372,978,518	196,176,353	475,796,540	1,332,211,213

Reinvestment of distributions	22,702,592	18,382,160	59,440,795	63,915,868

Cost of shares redeemed	(106,350,529)	(115,545,932)	(1,128,321,651)	(417,178,878)

Net increase (decrease) in net assets resulting from share transactions	289,330,581	99,012,581	(593,084,316)	978,948,203

TOTAL INCREASE (DECREASE)	303,448,058	77,627,762	(536,915,106)	893,317,090

Net assets:

Beginning of year	264,840,695	187,212,933	1,553,472,815	660,155,725

End of year	$568,288,753	$264,840,695	$1,016,557,709	$1,553,472,815

(a)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$31.05	$30.36	$23.44	$23.13	$21.57

Net investment income(a)	0.10	0.10	0.10	0.11	0.16

Net realized and unrealized gain	3.00	1.96	6.93	0.33	1.55

Total from investment operations	3.10	2.06	7.03	0.44	1.71

Distributions to shareholders from net investment income	(0.09)	(0.08)	(0.11)	(0.13)	(0.15)

Distributions to shareholders from net realized gains	(2.52)	(1.29)	—	—	—

Total distributions	(2.61)	(1.37)	(0.11)	(0.13)	(0.15)

Net asset value, end of year	$31.54	$31.05	$30.36	$23.44	$23.13

Total Return(b)	11.28%	6.95%	30.11%	1.93%	7.96%

Net assets, end of year (in 000’s)	$301,506	$317,418	$316,689	$254,036	$200,634

Ratio of net expenses to average net assets	0.93%	0.92%	0.95%	0.96%	0.96%

Ratio of total expenses to average net assets	0.97%	0.95%	1.10%	1.15%	1.16%

Ratio of net investment income to average net assets	0.33%	0.32%	0.38%	0.49%	0.72%

Portfolio turnover rate(c)	192%	188%	196%	254%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$27.78	$27.42	$21.23	$21.02	$19.67

Net investment income loss(a)	(0.10)	(0.12)	(0.09)	(0.05)	(0.01)

Net realized and unrealized gain	2.63	1.77	6.28	0.30	1.41

Total from investment operations	2.53	1.65	6.19	0.25	1.40

Distributions to shareholders from net investment income	—	—	—	(0.04)	(0.05)

Distributions to shareholders from net realized gains	(2.52)	(1.29)	—	—	—

Total distributions	(2.52)	(1.29)	—	(0.04)	(0.05)

Net asset value, end of year	$27.79	$27.78	$27.42	$21.23	$21.02

Total Return(b)	10.42%	6.18%	29.16%	1.18%	7.12%

Net assets, end of year (in 000’s)	$42,004	$56,046	$63,500	$48,610	$49,658

Ratio of net expenses to average net assets	1.68%	1.67%	1.70%	1.71%	1.71%

Ratio of total expenses to average net assets	1.72%	1.70%	1.85%	1.90%	1.91%

Ratio of net investment loss to average net assets	(0.40)%	(0.42)%	(0.37)%	(0.25)%	(0.05)%

Portfolio turnover rate(c)	192%	188%	196%	254%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Institutional Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$32.17	$31.39	$24.21	$23.86	$22.22

Net investment income(a)	0.23	0.23	0.22	0.21	0.26

Net realized and unrealized gain	3.09	2.02	7.15	0.34	1.60

Total from investment operations	3.32	2.25	7.37	0.55	1.86

Distributions to shareholders from net investment income	(0.20)	(0.18)	(0.19)	(0.20)	(0.22)

Distributions to shareholders from net realized gains	(2.52)	(1.29)	—	—	—

Total distributions	(2.72)	(1.47)	(0.19)	(0.20)	(0.22)

Net asset value, end of year	$32.77	$32.17	$31.39	$24.21	$23.86

Total Return(b)	11.70%	7.38%	30.63%	2.35%	8.41%

Net assets, end of year (in 000’s)	$760,316	$806,091	$897,009	$448,961	$493,322

Ratio of net expenses to average net assets	0.54%	0.53%	0.56%	0.56%	0.56%

Ratio of total expenses to average net assets	0.58%	0.56%	0.70%	0.75%	0.76%

Ratio of net investment income to average net assets	0.72%	0.71%	0.78%	0.89%	1.13%

Portfolio turnover rate(c)	192%	188%	196%	254%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Service Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$30.53	$29.94	$23.15	$22.89	$21.41

Net investment income(a)	0.07	0.07	0.04	0.08	0.13

Net realized and unrealized gain	2.95	1.92	6.88	0.33	1.55

Total from investment operations	3.02	1.99	6.92	0.41	1.68

Distributions to shareholders from net investment income	(0.01)	(0.11)	(0.13)	(0.15)	(0.20)

Distributions to shareholders from net realized gains	(2.52)	(1.29)	—	—	—

Total distributions	(2.53)	(1.40)	(0.13)	(0.15)	(0.20)

Net asset value, end of year	$31.02	$30.53	$29.94	$23.15	$22.89

Total Return(b)	11.15%	6.82%	30.04%	1.82%	7.88%

Net assets, end of year (in 000’s)	$50,445	$53,347	$67,450	$12,517	$3,096

Ratio of net expenses to average net assets	1.04%	1.03%	1.05%	1.06%	1.06%

Ratio of total expenses to average net assets	1.08%	1.06%	1.19%	1.26%	1.26%

Ratio of net investment income to average net assets	0.22%	0.21%	0.17%	0.34%	0.60%

Portfolio turnover rate(c)	192%	188%	196%	254%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Investor Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$30.69	$30.03	$23.19	$22.88	$21.36

Net investment income(a)	0.17	0.18	0.16	0.17	0.22

Net realized and unrealized gain	2.95	1.93	6.86	0.32	1.52

Total from investment operations	3.12	2.11	7.02	0.49	1.74

Distributions to shareholders from net investment income	(0.16)	(0.16)	(0.18)	(0.18)	(0.22)

Distributions to shareholders from net realized gains	(2.52)	(1.29)	—	—	—

Total distributions	(2.68)	(1.45)	(0.18)	(0.18)	(0.22)

Net asset value, end of year	$31.13	$30.69	$30.03	$23.19	$22.88

Total Return(b)	11.56%	7.23%	30.43%	2.18%	8.21%

Net assets, end of year (in 000’s)	$401,677	$415,757	$365,836	$48,133	$36,001

Ratio of net expenses to average net assets	0.68%	0.67%	0.70%	0.71%	0.71%

Ratio of total expenses to average net assets	0.72%	0.70%	0.84%	0.90%	0.91%

Ratio of net investment income to average net assets	0.58%	0.56%	0.59%	0.74%	0.97%

Portfolio turnover rate(c)	192%	188%	196%	254%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class P Shares
	For the Year Ended October 31, 2019	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$32.15	$32.07

Net investment income(b)	0.22	0.12

Net realized and unrealized gain (loss)	3.10	(0.04)

Total from investment operations	3.32	0.08

Distributions to shareholders from net investment income	(0.21)	—

Distributions to shareholders from net realized gains	(2.52)	—

Total distributions	(2.73)	—

Net asset value, end of period	$32.74	$32.15

Total Return(c)	11.71%	0.25%

Net assets, end of period (in 000’s)	$49,099	$39,938

Ratio of net expenses to average net assets	0.53%	0.52	%(d)

Ratio of total expenses to average net assets	0.57%	0.56	%(d)

Ratio of net investment income to average net assets	0.71%	0.66	%(d)

Portfolio turnover rate(e)	192%	188%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class R Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$30.30	$29.67	$22.93	$22.71	$21.25

Net investment income(a)	0.02	0.02	0.04	0.05	0.09

Net realized and unrealized gain	2.93	1.92	6.78	0.32	1.55

Total from investment operations	2.95	1.94	6.82	0.37	1.64

Distributions to shareholders from net investment income	—	(0.02)	(0.08)	(0.15)	(0.18)

Distributions to shareholders from net realized gains	(2.52)	(1.29)	—	—	—

Total distributions	(2.52)	(1.31)	(0.08)	(0.15)	(0.18)

Net asset value, end of year	$30.73	$30.30	$29.67	$22.93	$22.71

Total Return(b)	10.98%	6.69%	29.81%	1.66%	7.73%

Net assets, end of year (in 000’s)	$34,397	$25,893	$29,734	$20,635	$10,660

Ratio of net expenses to average net assets	1.18%	1.17%	1.20%	1.21%	1.21%

Ratio of total expenses to average net assets	1.22%	1.20%	1.35%	1.40%	1.41%

Ratio of net investment income to average net assets	0.05%	0.08%	0.14%	0.22%	0.39%

Portfolio turnover rate(c)	192%	188%	196%	254%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class R6 Shares
	Year Ended October 31,				Period Ended October 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$32.15	$31.38	$24.21	$23.86	$23.90

Net investment income(b)	0.23	0.24	0.21	0.18	0.06

Net realized and unrealized gain (loss)	3.10	2.01	7.16	0.38	(0.10)

Total from investment operations	3.33	2.25	7.37	0.56	(0.04)

Distributions to shareholders from net investment income	(0.21)	(0.19)	(0.20)	(0.21)	—

Distributions to shareholders from net realized gains	(2.52)	(1.29)	—	—	—

Total distributions	(2.73)	(1.48)	(0.20)	(0.21)	—

Net asset value, end of period	$32.75	$32.15	$31.38	$24.21	$23.86

Total Return(c)	11.72%	7.37%	30.64%	2.38%	(0.17)%

Net assets, end of period (in 000’s)	$313,461	$344,129	$133,877	$8,208	$10

Ratio of net expenses to average net assets	0.53%	0.52%	0.54%	0.54%	0.54	%(d)

Ratio of total expenses to average net assets	0.57%	0.55%	0.67%	0.74%	0.74	%(d)

Ratio of net investment income to average net assets	0.75%	0.71%	0.74%	0.72%	1.00	%(d)

Portfolio turnover rate(e)	192%	188%	196%	254%	222%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$21.59	$21.01	$17.27	$16.92	$16.86

Net investment income(a)	0.28	0.25	0.27	0.23	0.24

Net realized and unrealized gain	0.75	0.56	3.77	0.33	0.06

Total from investment operations	1.03	0.81	4.04	0.56	0.30

Distributions to shareholders from net investment income	(0.29)	(0.23)	(0.30)	(0.21)	(0.24)

Distributions to shareholders from net realized gains	(1.06)	—	—	—	—

Total distributions	(1.35)	(0.23)	(0.30)	(0.21)	(0.24)

Net asset value, end of year	$21.27	$21.59	$21.01	$17.27	$16.92

Total Return(b)	5.30%	3.82%	23.51%	3.35%	1.82%

Net assets, end of year (in 000’s)	$65,556	$62,349	$63,848	$60,942	$62,150

Ratio of net expenses to average net assets	0.95%	0.95%	0.96%	0.96%	0.96%

Ratio of total expenses to average net assets	1.07%	1.03%	1.10%	1.15%	1.12%

Ratio of net investment income to average net assets	1.36%	1.13%	1.37%	1.36%	1.39%

Portfolio turnover rate(c)	225%	202%	208%	229%	221%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$21.39	$20.82	$17.12	$16.78	$16.71

Net investment income(a)	0.12	0.08	0.11	0.10	0.11

Net realized and unrealized gain	0.75	0.55	3.75	0.33	0.07

Total from investment operations	0.87	0.63	3.86	0.43	0.18

Distributions to shareholders from net investment income	(0.14)	(0.06)	(0.16)	(0.09)	(0.11)

Distributions to shareholders from net realized gains	(1.06)	—	—	—	—

Total distributions	(1.20)	(0.06)	(0.16)	(0.09)	(0.11)

Net asset value, end of year	$21.06	$21.39	$20.82	$17.12	$16.78

Total Return(b)	4.53%	3.00%	22.59%	2.56%	1.11%

Net assets, end of year (in 000’s)	$12,694	$10,058	$10,601	$13,437	$15,658

Ratio of net expenses to average net assets	1.70%	1.70%	1.71%	1.71%	1.71%

Ratio of total expenses to average net assets	1.82%	1.78%	1.85%	1.90%	1.87%

Ratio of net investment income to average net assets	0.61%	0.37%	0.59%	0.61%	0.64%

Portfolio turnover rate(c)	225%	202%	208%	229%	221%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Institutional Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$21.57	$20.99	$17.25	$16.91	$16.85

Net investment income(a)	0.36	0.33	0.35	0.29	0.31

Net realized and unrealized gain	0.74	0.56	3.77	0.32	0.06

Total from investment operations	1.10	0.89	4.12	0.61	0.37

Distributions to shareholders from net investment income	(0.37)	(0.31)	(0.38)	(0.27)	(0.31)

Distributions to shareholders from net realized gains	(1.06)	—	—	—	—

Total distributions	(1.43)	(0.31)	(0.38)	(0.27)	(0.31)

Net asset value, end of year	$21.24	$21.57	$20.99	$17.25	$16.91

Total Return(b)	5.68%	4.22%	24.02%	3.69%	2.24%

Net assets, end of year (in 000’s)	$120,417	$122,587	$261,684	$341,830	$296,403

Ratio of net expenses to average net assets	0.57%	0.56%	0.56%	0.56%	0.56%

Ratio of total expenses to average net assets	0.68%	0.64%	0.70%	0.75%	0.72%

Ratio of net investment income to average net assets	1.74%	1.52%	1.78%	1.73%	1.81%

Portfolio turnover rate(c)	225%	202%	208%	229%	221%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Service Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$21.67	$21.09	$17.34	$16.99	$16.92

Net investment income(a)	0.27	0.22	0.25	0.21	0.22

Net realized and unrealized gain	0.75	0.56	3.79	0.33	0.07

Total from investment operations	1.02	0.78	4.04	0.54	0.29

Distributions to shareholders from net investment income	(0.27)	(0.20)	(0.29)	(0.19)	(0.22)

Distributions to shareholders from net realized gains	(1.06)	—	—	—	—

Total distributions	(1.33)	(0.20)	(0.29)	(0.19)	(0.22)

Net asset value, end of year	$21.36	$21.67	$21.09	$17.34	$16.99

Total Return(b)	5.19%	3.70%	23.37%	3.22%	1.77%

Net assets, end of year (in 000’s)	$7,554	$10,199	$8,403	$6,014	$7,271

Ratio of net expenses to average net assets	1.07%	1.06%	1.06%	1.06%	1.06%

Ratio of total expenses to average net assets	1.18%	1.14%	1.20%	1.24%	1.22%

Ratio of net investment income to average net assets	1.28%	1.00%	1.28%	1.27%	1.29%

Portfolio turnover rate(c)	225%	202%	208%	229%	221%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Investor Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$21.51	$20.94	$17.22	$16.88	$16.81

Net investment income(a)	0.32	0.29	0.34	0.26	0.27

Net realized and unrealized gain	0.76	0.57	3.74	0.33	0.08

Total from investment operations	1.08	0.86	4.08	0.59	0.35

Distributions to shareholders from net investment income	(0.35)	(0.29)	(0.36)	(0.25)	(0.28)

Distributions to shareholders from net realized gains	(1.06)	—	—	—	—

Total distributions	(1.41)	(0.29)	(0.36)	(0.25)	(0.28)

Net asset value, end of year	$21.18	$21.51	$20.94	$17.22	$16.88

Total Return(b)	5.55%	4.07%	23.79%	3.57%	2.14%

Net assets, end of year (in 000’s)	$134,069	$84,895	$29,871	$9,947	$5,425

Ratio of net expenses to average net assets	0.70%	0.70%	0.71%	0.71%	0.71%

Ratio of total expenses to average net assets	0.82%	0.78%	0.84%	0.90%	0.87%

Ratio of net investment income to average net assets	1.58%	1.33%	1.70%	1.56%	1.60%

Portfolio turnover rate(c)	225%	202%	208%	229%	221%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class P Shares
	For the Year Ended October 31, 2019	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$21.55	$21.87

Net investment income(b)	0.36	0.17

Net realized and unrealized gain (loss)	0.76	(0.33)

Total from investment operations	1.12	(0.16)

Distributions to shareholders from net investment income	(0.38)	(0.16)

Distributions to shareholders from net realized gains	(1.06)	—

Total distributions	(1.44)	(0.16)

Net asset value, end of period	$21.23	$21.55

Total Return(c)	5.74%	(0.77)%

Net assets, end of period (in 000’s)	$33,601	$27,967

Ratio of net expenses to average net assets	0.56%	0.55	%(d)

Ratio of total expenses to average net assets	0.67%	0.65	%(d)

Ratio of net investment income to average net assets	1.75%	1.38	%(d)

Portfolio turnover rate(e)	225%	202%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class R Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$21.45	$20.88	$17.18	$16.84	$16.81

Net investment income(a)	0.23	0.19	0.24	0.18	0.18

Net realized and unrealized gain	0.74	0.56	3.73	0.33	0.08

Total from investment operations	0.97	0.75	3.97	0.51	0.26

Distributions to shareholders from net investment income	(0.24)	(0.18)	(0.27)	(0.17)	(0.23)

Distributions to shareholders from net realized gains	(1.06)	—	—	—	—

Total distributions	(1.30)	(0.18)	(0.27)	(0.17)	(0.23)

Net asset value, end of year	$21.12	$21.45	$20.88	$17.18	$16.84

Total Return(b)	5.01%	3.56%	23.19%	3.08%	1.56%

Net assets, end of year (in 000’s)	$5,189	$5,651	$5,240	$1,877	$1,270

Ratio of net expenses to average net assets	1.20%	1.20%	1.21%	1.21%	1.21%

Ratio of total expenses to average net assets	1.32%	1.28%	1.34%	1.40%	1.37%

Ratio of net investment income to average net assets	1.12%	0.88%	1.22%	1.07%	1.07%

Portfolio turnover rate(c)	225%	202%	208%	229%	221%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class R6 Shares
	Year Ended October 31,				Period Ended October 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$21.56	$20.99	$17.25	$16.90	$17.23

Net investment income(b)	0.40	0.33	0.36	0.29	0.07

Net realized and unrealized gain (loss)	0.72	0.55	3.77	0.34	(0.32)

Total from investment operations	1.12	0.88	4.13	0.63	(0.25)

Distributions to shareholders from net investment income	(0.38)	(0.31)	(0.39)	(0.28)	(0.08)

Distributions to shareholders from net realized gains	(1.06)	—	—	—	—

Total distributions	(1.44)	(0.31)	(0.39)	(0.28)	(0.08)

Net asset value, end of period	$21.24	$21.56	$20.99	$17.25	$16.90

Total Return(c)	5.73%	4.19%	24.05%	3.76%	(1.41)%

Net assets, end of period (in 000’s)	$73,981	$149,225	$75	$10	$10

Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.54%	0.58	%(d)

Ratio of total expenses to average net assets	0.66%	0.62%	0.67%	0.74%	0.74	%(d)

Ratio of net investment income to average net assets	1.84%	1.47%	1.81%	1.77%	1.62	%(d)

Portfolio turnover rate(e)	225%	202%	208%	229%	221%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2019	2018		2017	2016	2015
Per Share Data

Net asset value, beginning of year	$25.74	$24.77		$19.73	$19.10	$18.25

Net investment income(a)	0.05	0.01	(b)	0.04	0.08	0.03

Net realized and unrealized gain	1.23	0.96		5.06	0.58	0.82

Total from investment operations	1.28	0.97		5.10	0.66	0.85

Distributions to shareholders from net investment income	—	—		(0.06)	(0.03)	—

Distributions to shareholders from net realized gains	(1.40)	—		—	—	—

Total distributions	(1.40)	—		(0.06)	(0.03)	—

Net asset value, end of year	$25.62	$25.74		$24.77	$19.73	$19.10

Total Return(c)	5.64%	3.92%		25.87%	3.44%	4.66%

Net assets, end of year (in 000’s)	$53,503	$55,472		$41,945	$31,733	$34,680

Ratio of net expenses to average net assets	1.23%	1.23%		1.24%	1.25%	1.26%

Ratio of total expenses to average net assets	1.34%	1.31%		1.43%	1.49%	1.47%

Ratio of net investment income to average net assets	0.19%	0.04	%(b)	0.16%	0.43%	0.15%

Portfolio turnover rate(d)	140%	111%		137%	144%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2019	2018		2017	2016	2015
Per Share Data

Net asset value, beginning of year	$22.23	$21.56		$17.25	$16.81	$16.18

Net investment loss(a)	(0.12)	(0.17	)(b)	(0.11)	(0.05)	(0.10)

Net realized and unrealized gain	1.04	0.84		4.42	0.49	0.73

Total from investment operations	0.92	0.67		4.31	0.44	0.63

Distributions to shareholders from net realized gains	(1.40)	—		—	—	—

Net asset value, end of year	$21.75	$22.23		$21.56	$17.25	$16.81

Total Return(c)	4.86%	3.16%		24.93%	2.61%	3.89%

Net assets, end of year (in 000’s)	$7,785	$7,139		$9,439	$12,133	$14,153

Ratio of net expenses to average net assets	1.98%	1.98%		1.99%	2.00%	2.01%

Ratio of total expenses to average net assets	2.09%	2.06%		2.18%	2.24%	2.22%

Ratio of net investment loss to average net assets	(0.57)%	(0.72	)%(b)	(0.56)%	(0.32)%	(0.60)%

Portfolio turnover rate(d)	140%	111%		137%	144%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2019	2018		2017	2016	2015
Per Share Data

Net asset value, beginning of year	$26.77	$25.73		$20.47	$19.84	$18.94

Net investment income(a)	0.14	0.12	(b)	0.13	0.17	0.11

Net realized and unrealized gain	1.29	0.99		5.27	0.57	0.86

Total from investment operations	1.43	1.11		5.40	0.74	0.97

Distributions to shareholders from net investment income	(0.06)	(0.07)		(0.14)	(0.11)	(0.07)

Distributions to shareholders from net realized gains	(1.40)	—		—	—	—

Total distributions	(1.46)	(0.07)		(0.14)	(0.11)	(0.07)

Net asset value, end of year	$26.74	$26.77		$25.73	$20.47	$19.84

Total Return(c)	6.03%	4.32%		26.44%	3.77%	5.13%

Net assets, end of year (in 000’s)	$290,652	$212,229		$231,226	$176,644	$81,067

Ratio of net expenses to average net assets	0.85%	0.84%		0.84%	0.85%	0.86%

Ratio of total expenses to average net assets	0.96%	0.93%		1.03%	1.08%	1.07%

Ratio of net investment income to average net assets	0.54%	0.43	%(b)	0.56%	0.84%	0.57%

Portfolio turnover rate(d)	140%	111%		137%	144%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2019	2018		2017	2016	2015
Per Share Data

Net asset value, beginning of year	$25.34	$24.41		$19.44	$18.82	$18.00

Net investment income (loss)(a)	0.01	(0.02	)(b)	0.01	0.06	0.02

Net realized and unrealized gain	1.22	0.95		5.00	0.56	0.80

Total from investment operations	1.23	0.93		5.01	0.62	0.82

Distributions to shareholders from net investment income	—	—		(0.04)	—	—

Distributions to shareholders from net realized gains	(1.40)	—		—	—	—

Total distributions	(1.40)	—		(0.04)	—	—

Net asset value, end of year	$25.17	$25.34		$24.41	$19.44	$18.82

Total Return(c)	5.52%	3.81%		25.77%	3.29%	4.56%

Net assets, end of year (in 000’s)	$3,141	$2,031		$769	$651	$959

Ratio of net expenses to average net assets	1.35%	1.34%		1.34%	1.35%	1.36%

Ratio of total expenses to average net assets	1.45%	1.42%		1.53%	1.59%	1.58%

Ratio of net investment income (loss) to average net assets	0.04%	(0.06	)%(b)	0.06%	0.31%	0.12%

Portfolio turnover rate(d)	140%	111%		137%	144%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Investor Shares
	Year Ended October 31,
	2019	2018		2017	2016	2015
Per Share Data

Net asset value, beginning of year	$25.62	$24.61		$19.61	$19.02	$18.14

Net investment income(a)	0.09	0.08	(b)	0.14	0.09	0.06

Net realized and unrealized gain	1.24	0.95		4.99	0.59	0.84

Total from investment operations	1.33	1.03		5.13	0.68	0.90

Distributions to shareholders from net investment income	(0.05)	(0.02)		(0.13)	(0.09)	(0.02)

Distributions to shareholders from net realized gains	(1.40)	—		—	—	—

Total distributions	(1.45)	(0.02)		(0.13)	(0.09)	(0.02)

Net asset value, end of year	$25.50	$25.62		$24.61	$19.61	$19.02

Total Return(c)	5.90%	4.19%		26.22%	3.63%	4.99%

Net assets, end of year (in 000’s)	$74,881	$44,984		$2,684	$7,462	$1,119

Ratio of net expenses to average net assets	0.99%	0.98%		0.99%	0.99%	1.01%

Ratio of total expenses to average net assets	1.09%	1.06%		1.17%	1.22%	1.23%

Ratio of net investment income to average net assets	0.40%	0.31	%(b)	0.60%	0.45%	0.32%

Portfolio turnover rate(d)	140%	111%		137%	144%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class P Shares
	For the Year Ended October 31, 2019	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$26.77	$27.21

Net investment income(b)	0.13	0.08	(c)

Net realized and unrealized gain (loss)	1.30	(0.52)

Total from investment operations	1.43	(0.44)

Distributions to shareholders from net investment income	(0.06)	—

Distributions to shareholders from net realized gains	(1.40)	—

Total distributions	(1.46)	—

Net asset value, end of period	$26.74	$26.77

Total Return(d)	6.06%	(1.62)%

Net assets, end of period (in 000’s)	$106,039	$66,823

Ratio of net expenses to average net assets	0.84%	0.83	%(e)

Ratio of total expenses to average net assets	0.94%	0.92	%(e)

Ratio of net investment income to average net assets	0.53%	0.48	%(c)(e)

Portfolio turnover rate(f)	140%	111%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2019	2018		2017	2016	2015
Per Share Data

Net asset value, beginning of year	$25.18	$24.29		$19.36	$18.78	$17.98

Net investment income (loss)(a)	(0.02)	(0.06	)(c)	(0.02)	0.03	(0.02)

Net realized and unrealized gain	1.20	0.95		4.98	0.55	0.82

Total from investment operations	1.18	0.89		4.96	0.58	0.80

Distributions to shareholders from net investment income	—	—		(0.03)	— (b)	—

Distributions to shareholders from net realized gains	(1.40)	—		—	—	—

Total distributions	(1.40)	—		(0.03)	—	—

Net asset value, end of year	$24.96	$25.18		$24.29	$19.36	$18.78

Total Return(d)	5.35%	3.66%		25.60%	3.11%	4.45%

Net assets, end of year (in 000’s)	$16,562	$14,625		$15,284	$9,954	$8,986

Ratio of net expenses to average net assets	1.48%	1.48%		1.49%	1.50%	1.51%

Ratio of total expenses to average net assets	1.59%	1.56%		1.68%	1.74%	1.72%

Ratio of net investment income (loss) to average net assets	(0.08)%	(0.22	)%(c)	(0.10)%	0.18%	(0.11)%

Portfolio turnover rate(e)	140%	111%		137%	144%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,					Period Ended October 31, 2015(a)
	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of period	$26.77	$25.73		$20.47	$19.84	$20.22

Net investment income(b)	0.16	0.13	(c)	0.11	0.17	0.02

Net realized and unrealized gain (loss)	1.27	0.99		5.29	0.58	(0.40)

Total from investment operations	1.43	1.12		5.40	0.75	(0.38)

Distributions to shareholders from net investment income	(0.06)	(0.08)		(0.14)	(0.12)	—

Distributions to shareholders from net realized gains	(1.40)	—		—	—	—

Total distributions	(1.46)	(0.08)		(0.14)	(0.12)	—

Net asset value, end of period	$26.74	$26.77		$25.73	$20.47	$19.84

Total Return(d)	6.05%	4.35%		26.45%	3.81%	(1.88)%

Net assets, end of period (in 000’s)	$153,129	$173,112		$337	$35	$10

Ratio of net expenses to average net assets	0.84%	0.83%		0.83%	0.83%	0.86	%(e)

Ratio of total expenses to average net assets	0.94%	0.89%		1.02%	1.06%	1.06	%(e)

Ratio of net investment income to average net assets	0.63%	0.45	%(c)	0.47%	0.85%	0.38	%(e)

Portfolio turnover rate(f)	140%	111%		137%	144%	127%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class A Shares
	Year Ended October 31,
	2019	2018		2017	2016		2015
Per Share Data

Net asset value, beginning of year	$37.25	$36.71		$28.34	$31.15		$31.17

Net investment loss(a)	(0.12)	(0.13	)(b)	(0.07)	—	(c)	(0.10)

Net realized and unrealized gain (loss)	1.76	2.20		8.44	(0.12	)(d)	1.87

Total from investment operations	1.64	2.07		8.37	(0.12)		1.77

Distributions to shareholders from net realized gains	(3.81)	(1.53)		—	(2.69)		(1.79)

Net asset value, end of year	$35.08	$37.25		$36.71	$28.34		$31.15

Total Return(e)	5.65%	5.87%		29.53%	(0.37)%		5.95%

Net assets, end of year (in 000’s)	$84,557	$88,316		$77,969	$65,195		$43,647

Ratio of net expenses to average net assets	1.24%	1.22%		1.22%	1.25%		1.26%

Ratio of total expenses to average net assets	1.32%	1.32%		1.40%	1.51%		1.60%

Ratio of net investment loss to average net assets	(0.36)%	(0.35	)%(b)	(0.21)%	—%		(0.33)%

Portfolio turnover rate(f)	140%	127%		136%	139%		145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class C Shares
	Year Ended October 31,
	2019	2018		2017	2016		2015
Per Share Data

Net asset value, beginning of year	$28.98	$29.12		$22.64	$25.61		$26.12

Net investment loss(a)	(0.28)	(0.33	)(b)	(0.25)	(0.16)		(0.28)

Net realized and unrealized gain (loss)	1.27	1.72		6.73	(0.12	)(c)	1.56

Total from investment operations	0.99	1.39		6.48	(0.28)		1.28

Distributions to shareholders from net realized gains	(3.81)	(1.53)		—	(2.69)		(1.79)

Net asset value, end of year	$26.16	$28.98		$29.12	$22.64		$25.61

Total Return(d)	4.92%	5.03%		28.62%	(1.14)%		5.18%

Net assets, end of year (in 000’s)	$8,303	$8,179		$9,852	$7,420		$7,964

Ratio of net expenses to average net assets	1.99%	1.97%		1.97%	2.00%		2.01%

Ratio of total expenses to average net assets	2.07%	2.07%		2.15%	2.26%		2.36%

Ratio of net investment loss to average net assets	(1.11)%	(1.09	)%(b)	(0.95)%	(0.74)%		(1.06)%

Portfolio turnover rate(e)	140%	127%		136%	139%		145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Institutional Shares
	Year Ended October 31,
	2019	2018		2017	2016		2015
Per Share Data

Net asset value, beginning of year	$43.56	$42.53		$32.76	$35.46		$35.10

Net investment income(a)	0.01	0.02	(b)	0.05	0.13		0.02

Net realized and unrealized gain (loss)	2.16	2.54		9.79	(0.14	)(c)	2.13

Total from investment operations	2.17	2.56		9.84	(0.01)		2.15

Distributions to shareholders from net investment income	—	—		(0.07)	—		—

Distributions to shareholders from net realized gains	(3.81)	(1.53)		—	(2.69)		(1.79)

Total distributions	(3.81)	(1.53)		(0.07)	(2.69)		(1.79)

Net asset value, end of year	$41.92	$43.56		$42.53	$32.76		$35.46

Total Return(d)	6.08%	6.26%		30.04%	0.01%		6.39%

Net assets, end of year (in 000’s)	$349,348	$307,032		$265,199	$91,248		$64,023

Ratio of net expenses to average net assets	0.85%	0.84%		0.85%	0.85%		0.86%

Ratio of total expenses to average net assets	0.93%	0.93%		1.01%	1.11%		1.20%

Ratio of net investment income to average net assets	0.02%	0.03	%(b)	0.13%	0.40%		0.06%

Portfolio turnover rate(e)	140%	127%		136%	139%		145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Investor Shares
	Year Ended October 31,
	2019	2018		2017	2016		2015
Per Share Data

Net asset value, beginning of year	$38.18	$37.50		$28.93	$31.68		$31.59

Net investment income (loss)(a)	(0.04)	(0.04	)(b)	— (c)	0.01		(0.04)

Net realized and unrealized gain (loss)	1.83	2.25		8.63	(0.07	)(d)	1.92

Total from investment operations	1.79	2.21		8.63	(0.06)		1.88

Distributions to shareholders from net investment income	—	—		(0.06)	—		—

Distributions to shareholders from net realized gains	(3.81)	(1.53)		—	(2.69)		(1.79)

Total distributions	(3.81)	(1.53)		(0.06)	(2.69)		(1.79)

Net asset value, end of year	$36.16	$38.18		$37.50	$28.93		$31.68

Total Return(e)	5.93%	6.13%		29.87%	(0.15)%		6.24%

Net assets, end of year (in 000’s)	$378,807	$308,366		$192,860	$47,826		$4,683

Ratio of net expenses to average net assets	0.99%	0.97%		0.96%	1.00%		1.01%

Ratio of total expenses to average net assets	1.07%	1.07%		1.16%	1.23%		1.33%

Ratio of net investment income (loss) to average net assets	(0.12)%	(0.10	)%(b)	0.01%	0.04%		(0.12)%

Portfolio turnover rate(f)	140%	127%		136%	139%		145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class P Shares
	For the Year Ended October 31, 2019	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$43.58	$44.33

Net investment income(b)	0.01	0.03	(c)

Net realized and unrealized gain (loss)	2.16	(0.78)

Total from investment operations	2.17	(0.75)

Distributions to shareholders from net realized gains	(3.81)	—

Total distributions	(3.81)	—

Net asset value, end of period	$41.94	$43.58

Total Return(d)	6.08%	(1.69)%

Net assets, end of period (in 000’s)	$12,534	$10,878

Ratio of net expenses to average net assets	0.84%	0.83	%(e)

Ratio of total expenses to average net assets	0.93%	0.93	%(e)

Ratio of net investment income to average net assets	0.02%	0.12	%(c)(e)

Portfolio turnover rate(f)	140%	127%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class R Shares
	Year Ended October 31,
	2019	2018		2017	2016		2015
Per Share Data

Net asset value, beginning of year	$35.90	$35.53		$27.49	$30.37		$30.51

Net investment loss(a)	(0.20)	(0.22	)(b)	(0.16)	(0.06)		(0.18)

Net realized and unrealized gain (loss)	1.69	2.12		8.20	(0.13	)(c)	1.83

Total from investment operations	1.49	1.90		8.04	(0.19)		1.65

Distributions to shareholders from net realized gains	(3.81)	(1.53)		—	(2.69)		(1.79)

Net asset value, end of year	$33.58	$35.90		$35.53	$27.49		$30.37

Total Return(d)	5.42%	5.58%		29.25%	(0.63)%		5.67%

Net assets, end of year (in 000’s)	$19,707	$19,998		$12,113	$3,689		$2,299

Ratio of net expenses to average net assets	1.49%	1.47%		1.46%	1.50%		1.51%

Ratio of total expenses to average net assets	1.57%	1.57%		1.66%	1.76%		1.85%

Ratio of net investment loss to average net assets	(0.61)%	(0.59	)%(b)	(0.50)%	(0.21)%		(0.60)%

Portfolio turnover rate(e)	140%	127%		136%	139%		145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class R6 Shares
	Year Ended October 31,						Period Ended October 31, 2015(a)
	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of period	$43.58	$42.54		$32.78	$35.46		$36.95

Net investment income (loss)(b)	—	0.02	(c)	0.04	0.13		(0.01)

Net realized and unrealized gain (loss)	2.18	2.55		9.80	(0.12	)(d)	(1.48)

Total from investment operations	2.18	2.57		9.84	0.01		(1.49)

Distributions to shareholders from net investment income	—	—		(0.08)	—		—

Distributions to shareholders from net realized gains	(3.81)	(1.53)		—	(2.69)		—

Total distributions	(3.81)	(1.53)		(0.08)	(2.69)		—

Net asset value, end of period	$41.95	$43.58		$42.54	$32.78		$35.46

Total Return(e)	6.08%	6.25%		30.05%	0.07%		(4.03)%

Net assets, end of period (in 000’s)	$307,820	$118,729		$42,042	$6,667		$10

Ratio of net expenses to average net assets	0.84%	0.83%		0.83%	0.83%		0.85	%(f)

Ratio of total expenses to average net assets	0.93%	0.92%		1.00%	1.06%		1.16	%(f)

Ratio of net investment income (loss) to average net assets	(0.01)%	0.04	%(c)	0.09%	0.40%		(0.07	)%(f)

Portfolio turnover rate(g)	140%	127%		136%	139%		145%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class A Shares
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$42.30	$46.29	$38.86		$38.37	$38.89

Net investment income(a)	0.25	0.20	0.23	(b)	0.28	0.30

Net realized and unrealized gain (loss)	1.17	0.70	9.04		2.55	(0.09)

Total from investment operations	1.42	0.90	9.27		2.83	0.21

Distributions to shareholders from net investment income	(0.19)	(0.17)	(0.25)		(0.29)	(0.14)

Distributions to shareholders from net realized gains	(3.84)	(4.72)	(1.59)		(2.05)	(0.59)

Total distributions	(4.03)	(4.89)	(1.84)		(2.34)	(0.73)

Net asset value, end of year	$39.69	$42.30	$46.29		$38.86	$38.37

Total Return(c)	4.40%	2.08%	23.98%		7.99%	0.53%

Net assets, end of year (in 000’s)	$132,886	$112,219	$102,127		$91,210	$93,151

Ratio of net expenses to average net assets	1.25%	1.23%	1.24%		1.25%	1.25%

Ratio of total expenses to average net assets	1.39%	1.40%	1.49%		1.54%	1.52%

Ratio of net investment income to average net assets	0.67%	0.44%	0.53	%(b)	0.78%	0.76%

Portfolio turnover rate(d)	142%	130%	138%		129%	133%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class C Shares
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$30.35	$34.65	$29.53		$29.75	$30.40

Net investment income (loss)(a)	(0.02)	(0.10)	(0.07	)(b)	0.01	—

Net realized and unrealized gain (loss)	0.75	0.52	6.85		1.92	(0.06)

Total from investment operations	0.73	0.42	6.78		1.93	(0.06)

Distributions to shareholders from net investment income	—	—	(0.07)		(0.10)	—

Distributions to shareholders from net realized gains	(3.84)	(4.72)	(1.59)		(2.05)	(0.59)

Total distributions	(3.84)	(4.72)	(1.66)		(2.15)	(0.59)

Net asset value, end of year	$27.24	$30.35	$34.65		$29.53	$29.75

Total Return(c)	3.67%	1.31%	23.09%		7.15%	(0.21)%

Net assets, end of year (in 000’s)	$7,961	$6,903	$17,037		$15,224	$16,416

Ratio of net expenses to average net assets	2.00%	1.98%	1.99%		2.00%	2.00%

Ratio of total expenses to average net assets	2.14%	2.14%	2.24%		2.29%	2.27%

Ratio of net investment income (loss) to average net assets	(0.07)%	(0.31)%	(0.22	)%(b)	0.03%	0.01%

Portfolio turnover rate(d)	142%	130%	138%		129%	133%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Institutional Shares
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$55.71	$59.38	$49.35		$48.06	$48.49

Net investment income(a)	0.47	0.48	0.50	(b)	0.55	0.55

Net realized and unrealized gain (loss)	1.73	0.90	11.53		3.23	(0.10)

Total from investment operations	2.20	1.38	12.03		3.78	0.45

Distributions to shareholders from net investment income	(0.33)	(0.33)	(0.41)		(0.44)	(0.29)

Distributions to shareholders from net realized gains	(3.84)	(4.72)	(1.59)		(2.05)	(0.59)

Total distributions	(4.17)	(5.05)	(2.00)		(2.49)	(0.88)

Net asset value, end of year	$53.74	$55.71	$59.38		$49.35	$48.06

Total Return(c)	4.81%	2.47%	24.49%		8.41%	0.93%

Net assets, end of year (in 000’s)	$192,820	$60,516	$56,191		$21,717	$21,036

Ratio of net expenses to average net assets	0.87%	0.84%	0.84%		0.85%	0.85%

Ratio of total expenses to average net assets	1.02%	1.00%	1.09%		1.14%	1.12%

Ratio of net investment income to average net assets	0.96%	0.82%	0.90	%(b)	1.19%	1.13%

Portfolio turnover rate(d)	142%	130%	138%		129%	133%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Investor Shares
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$42.18	$46.17	$38.78		$38.31	$38.84

Net investment income(a)	0.30	0.31	0.31	(b)	0.37	0.39

Net realized and unrealized gain (loss)	1.20	0.69	9.05		2.54	(0.10)

Total from investment operations	1.50	1.00	9.36		2.91	0.29

Distributions to shareholders from net investment income	(0.31)	(0.27)	(0.38)		(0.39)	(0.23)

Distributions to shareholders from net realized gains	(3.84)	(4.72)	(1.59)		(2.05)	(0.59)

Total distributions	(4.15)	(4.99)	(1.97)		(2.44)	(0.82)

Net asset value, end of year	$39.53	$42.18	$46.17		$38.78	$38.31

Total Return(c)	4.69%	2.33%	24.30%		8.26%	0.76%

Net assets, end of year (in 000’s)	$59,800	$18,257	$5,695		$1,925	$1,774

Ratio of net expenses to average net assets	1.01%	0.98%	0.99%		1.00%	1.00%

Ratio of total expenses to average net assets	1.15%	1.17%	1.24%		1.29%	1.27%

Ratio of net investment income to average net assets	0.83%	0.70%	0.72	%(b)	1.02%	1.00%

Portfolio turnover rate(d)	142%	130%	138%		129%	133%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class P Shares
	For the Year Ended October 31, 2019	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$55.70	$57.05

Net investment income(b)	0.54	0.30

Net realized and unrealized gain (loss)	1.66	(1.65)

Total from investment operations	2.20	(1.35)

Distributions to shareholders from net investment income	(0.34)	—

Distributions to shareholders from net realized gains	(3.84)	—

Total distributions	(4.18)	—

Net asset value, end of period	$53.72	$55.70

Total Return(c)	4.82%	(2.37)%

Net assets, end of period (in 000’s)	$47,977	$42,165

Ratio of net expenses to average net assets	0.85%	0.83	%(d)

Ratio of total expenses to average net assets	0.99%	1.06	%(d)

Ratio of net investment income to average net assets	1.07%	0.93	%(d)

Portfolio turnover rate(e)	142%	130%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class R Shares
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$41.63	$45.57	$38.32		$37.99	$38.50

Net investment income(a)	0.08	0.09	0.14	(b)	0.20	0.14

Net realized and unrealized gain (loss)	1.22	0.69	8.89		2.50	(0.04)

Total from investment operations	1.30	0.78	9.03		2.70	0.10

Distributions to shareholders from net investment income	(0.13)	—	(0.19)		(0.32)	(0.02)

Distributions to shareholders from net realized gains	(3.84)	(4.72)	(1.59)		(2.05)	(0.59)

Total distributions	(3.97)	(4.72)	(1.78)		(2.37)	(0.61)

Net asset value, end of year	$38.96	$41.63	$45.57		$38.32	$37.99

Total Return(c)	4.14%	1.83%	23.67%		7.72%	0.27%

Net assets, end of year (in 000’s)	$8,514	$2,320	$1,621		$5,762	$4,992

Ratio of net expenses to average net assets	1.53%	1.48%	1.49%		1.50%	1.51%

Ratio of total expenses to average net assets	1.69%	1.66%	1.73%		1.79%	1.77%

Ratio of net investment income to average net assets	0.23%	0.20%	0.33	%(b)	0.55%	0.36%

Portfolio turnover rate(d)	142%	130%	138%		129%	133%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class R6 Shares
	Year Ended October 31,					Period Ended October 31, 2015(a)
	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of period	$55.71	$59.38	$49.35		$48.07	$48.87

Net investment income(b)	0.45	0.50	0.46	(c)	0.55	0.10

Net realized and unrealized gain (loss)	1.75	0.90	11.56		3.23	(0.90)

Total from investment operations	2.20	1.40	12.02		3.78	(0.80)

Distributions to shareholders from net investment income	(0.34)	(0.35)	(0.40)		(0.45)	—

Distributions to shareholders from net realized gains	(3.84)	(4.72)	(1.59)		(2.05)	—

Total distributions	(4.18)	(5.07)	(1.99)		(2.50)	—

Net asset value, end of period	$53.73	$55.71	$59.38		$49.35	$48.07

Total Return(d)	4.83%	2.49%	24.49%		8.41%	(1.64)%

Net assets, end of period (in 000’s)	$118,331	$22,460	$4,542		$11	$10

Ratio of net expenses to average net assets	0.86%	0.83%	0.83%		0.84%	0.83	%(e)

Ratio of total expenses to average net assets	1.00%	1.02%	1.11%		1.14%	1.09	%(e)

Ratio of net investment income to average net assets	0.91%	0.85%	0.83	%(c)	1.18%	0.83	%(e)

Portfolio turnover rate(f)	142%	130%	138%		129%	133%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$47.72	$49.73	$40.76	$41.46	$40.20

Net investment income(a)	0.44	0.36	0.49	0.38	0.43

Net realized and unrealized gain	3.14	2.46	10.17	0.49	1.12

Total from investment operations	3.58	2.82	10.66	0.87	1.55

Distributions to shareholders from net investment income	(0.17)	(0.45)	(0.31)	(0.38)	(0.29)

Distributions to shareholders from net realized gains	(1.65)	(4.38)	(1.38)	(1.19)	—

Total distributions	(1.82)	(4.83)	(1.69)	(1.57)	(0.29)

Net asset value, end of year	$49.48	$47.72	$49.73	$40.76	$41.46

Total Return(b)	7.98%	5.93%	26.89%	2.25%	3.86%

Net assets, end of year (in 000’s)	$299,440	$301,934	$278,516	$251,466	$272,738

Ratio of net expenses to average net assets	0.94%	0.95%	0.96%	0.96%	0.96%

Ratio of total expenses to average net assets	1.01%	1.00%	1.14%	1.18%	1.17%

Ratio of net investment income to average net assets	0.93%	0.73%	1.08%	0.96%	1.04%

Portfolio turnover rate(c)	199%	168%	193%	213%	224%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$42.80	$45.08	$37.10	$37.88	$36.78

Net investment income(a)	0.08	0.01	0.13	0.08	0.11

Net realized and unrealized gain	2.81	2.22	9.25	0.44	1.03

Total from investment operations	2.89	2.23	9.38	0.52	1.14

Distributions to shareholders from net investment income	—	(0.13)	(0.02)	(0.11)	(0.04)

Distributions to shareholders from net realized gains	(1.65)	(4.38)	(1.38)	(1.19)	—

Total distributions	(1.65)	(4.51)	(1.40)	(1.30)	(0.04)

Net asset value, end of year	$44.04	$42.80	$45.08	$37.10	$37.88

Total Return(b)	7.20%	5.15%	25.93%	1.48%	3.09%

Net assets, end of year (in 000’s)	$15,854	$14,277	$28,756	$31,377	$37,811

Ratio of net expenses to average net assets	1.69%	1.70%	1.71%	1.71%	1.71%

Ratio of total expenses to average net assets	1.76%	1.75%	1.89%	1.93%	1.92%

Ratio of net investment income to average net assets	0.18%	0.01%	0.31%	0.21%	0.28%

Portfolio turnover rate(c)	199%	168%	193%	213%	224%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$49.30	$51.21	$41.92	$42.60	$41.29

Net investment income(a)	0.72	0.54	0.70	0.54	0.60

Net realized and unrealized gain	3.14	2.56	10.45	0.52	1.16

Total from investment operations	3.86	3.10	11.15	1.06	1.76

Distributions to shareholders from net investment income	(0.35)	(0.63)	(0.48)	(0.55)	(0.45)

Distributions to shareholders from net realized gains	(1.65)	(4.38)	(1.38)	(1.19)	—

Total distributions	(2.00)	(5.01)	(1.86)	(1.74)	(0.45)

Net asset value, end of year	$51.16	$49.30	$51.21	$41.92	$42.60

Total Return(b)	8.39%	6.34%	27.40%	2.66%	4.27%

Net assets, end of year (in 000’s)	$295,408	$842,673	$249,034	$177,412	$121,863

Ratio of net expenses to average net assets	0.55%	0.55%	0.56%	0.56%	0.56%

Ratio of total expenses to average net assets	0.60%	0.62%	0.74%	0.78%	0.77%

Ratio of net investment income to average net assets	1.40%	1.07%	1.50%	1.33%	1.42%

Portfolio turnover rate(c)	199%	168%	193%	213%	224%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$47.41	$49.47	$40.60	$41.37	$40.12

Net investment income(a)	0.38	0.30	0.43	0.33	0.36

Net realized and unrealized gain	3.13	2.45	10.14	0.50	1.15

Total from investment operations	3.51	2.75	10.57	0.83	1.51

Distributions to shareholders from net investment income	(0.08)	(0.43)	(0.32)	(0.41)	(0.26)

Distributions to shareholders from net realized gains	(1.65)	(4.38)	(1.38)	(1.19)	—

Total distributions	(1.73)	(4.81)	(1.70)	(1.60)	(0.26)

Net asset value, end of year	$49.19	$47.41	$49.47	$40.60	$41.37

Total Return(b)	7.86%	5.81%	26.76%	2.15%	3.75%

Net assets, end of year (in 000’s)	$6,700	$5,925	$6,739	$5,473	$3,344

Ratio of net expenses to average net assets	1.05%	1.06%	1.06%	1.06%	1.06%

Ratio of total expenses to average net assets	1.13%	1.11%	1.24%	1.28%	1.27%

Ratio of net investment income to average net assets	0.81%	0.61%	0.96%	0.83%	0.86%

Portfolio turnover rate(c)	199%	168%	193%	213%	224%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Investor Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$47.17	$49.22	$40.39	$41.13	$39.89

Net investment income(a)	0.54	0.46	0.61	0.45	0.51

Net realized and unrealized gain	3.09	2.45	10.05	0.50	1.13

Total from investment operations	3.63	2.91	10.66	0.95	1.64

Distributions to shareholders from net investment income	(0.31)	(0.58)	(0.45)	(0.50)	(0.40)

Distributions to shareholders from net realized gains	(1.65)	(4.38)	(1.38)	(1.19)	—

Total distributions	(1.96)	(4.96)	(1.83)	(1.69)	(0.40)

Net asset value, end of year	$48.84	$47.17	$49.22	$40.39	$41.13

Total Return(b)	8.25%	6.20%	27.21%	2.48%	4.12%

Net assets, end of year (in 000’s)	$116,633	$103,230	$43,290	$18,322	$4,615

Ratio of net expenses to average net assets	0.69%	0.70%	0.71%	0.71%	0.71%

Ratio of total expenses to average net assets	0.76%	0.76%	0.89%	0.93%	0.92%

Ratio of net investment income to average net assets	1.17%	0.95%	1.36%	1.13%	1.24%

Portfolio turnover rate(c)	199%	168%	193%	213%	224%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class P Shares
	For the Year Ended October 31, 2019	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$49.28	$49.09

Net investment income(b)	0.65	0.26

Net realized and unrealized gain (loss)	3.21	(0.07)

Total from investment operations	3.86	0.19

Distributions to shareholders from net investment income	(0.35)	—

Distributions to shareholders from net realized gains	(1.65)	—

Total distributions	(2.00)	—

Net asset value, end of period	$51.14	$49.28

Total Return(c)	8.40%	0.39%

Net assets, end of period (in 000’s)	$225,899	$203,525

Ratio of net expenses to average net assets	0.54%	0.54	%(d)

Ratio of total expenses to average net assets	0.62%	0.62	%(d)

Ratio of net investment income to average net assets	1.33%	0.93	%(d)

Portfolio turnover rate(e)	199%	168%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$46.74	$48.89	$40.12	$40.91	$39.80

Net investment income(a)	0.32	0.23	0.37	0.27	0.26

Net realized and unrealized gain	3.08	2.42	10.01	0.49	1.18

Total from investment operations	3.40	2.65	10.38	0.76	1.44

Distributions to shareholders from net investment income	(0.02)	(0.42)	(0.23)	(0.36)	(0.33)

Distributions to shareholders from net realized gains	(1.65)	(4.38)	(1.38)	(1.19)	—

Total distributions	(1.67)	(4.80)	(1.61)	(1.55)	(0.33)

Net asset value, end of year	$48.47	$46.74	$48.89	$40.12	$40.91

Total Return(b)	7.72%	5.65%	26.58%	1.99%	3.58%

Net assets, end of year (in 000’s)	$44,555	$49,993	$51,263	$30,341	$27,685

Ratio of net expenses to average net assets	1.19%	1.20%	1.21%	1.21%	1.21%

Ratio of total expenses to average net assets	1.26%	1.25%	1.39%	1.43%	1.42%

Ratio of net investment income to average net assets	0.69%	0.48%	0.84%	0.70%	0.64%

Portfolio turnover rate(c)	199%	168%	193%	213%	224%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,				Period Ended October 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$49.27	$51.19	$41.91	$42.60	$43.19

Net investment income(b)	0.76	0.42	0.82	0.56	0.14

Net realized and unrealized gain (loss)	3.10	2.68	10.33	0.50	(0.73)

Total from investment operations	3.86	3.10	11.15	1.06	(0.59)

Distributions to shareholders from net investment income	(0.35)	(0.64)	(0.49)	(0.56)	—

Distributions to shareholders from net realized gains	(1.65)	(4.38)	(1.38)	(1.19)	—

Total distributions	(2.00)	(5.02)	(1.87)	(1.75)	—

Net asset value, end of period	$51.13	$49.27	$51.19	$41.91	$42.60

Total Return(c)	8.38%	6.37%	27.41%	2.66%	(1.37)%

Net assets, end of period (in 000’s)	$12,068	$31,916	$2,557	$60	$10

Ratio of net expenses to average net assets	0.54%	0.54%	0.55%	0.55%	0.55	%(d)

Ratio of total expenses to average net assets	0.59%	0.63%	0.71%	0.77%	0.74	%(d)

Ratio of net investment income to average net assets	1.49%	0.82%	1.70%	1.36%	1.37	%(d)

Portfolio turnover rate(e)	199%	168%	193%	213%	224%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, Investor, P, R and R6	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, Investor, P, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Government Money Market Fund’s accounting policies and investment holdings, please see the Government Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2019:

LARGE CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$8,872,156	$—	$—

North America	1,936,048,418	—	—

Total	$1,944,920,574	$—	$—

LARGE CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$1,473,066	$—	$—

North America	447,532,935	—	—

Total	$449,006,001	$—	$—

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,643,097	$—	$—

Europe	7,561,126	—	—

North America	675,307,448	—	—

South America	497,883	—	—

Investment Company	7,203,961	—	—

Securities Lending Reinvestment Vehicle	1,732,225	—	—

Total	$693,945,740	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(b)

Futures Contracts	$(141,112)	$—	$—

SMALL CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$3,796,931	$—	$—

Europe	8,085,016	—	—

North America	1,120,177,761	—

Investment Company	10,845,477	—	—

Total	$1,142,905,185	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(234,858)	$—	$—

SMALL CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$846,543	$—	$—

Europe	6,268,297	—	—

North America	539,778,359	—	—

South America	1,351,991	—	—

Investment Company	10,633,890	—	—

Securities Lending Reinvestment Vehicle	2,300,481	—	—

Total	$561,179,561	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$408,201	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amounts shown represent unrealized gain (loss) at fiscal year end.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$13,238,266	$—	$—

North America	994,349,913	—	—

Total	$1,007,588,179	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Assets (Liabilities)(a)
Equity	Small Cap Equity Insights	Variation Margin on Futures Contracts	$(141,112)
Equity	Small Cap Growth Insights	Variation Margin on Futures Contracts	(234,858)
Equity	Small Cap Value Insights	Variation Margin on Futures Contracts	408,201

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2019 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$1,665,745	$—	36
Equity	Large Cap Value Insights	350,631	666,310	39
Equity	Small Cap Equity Insights	1,186,467	36,715	99
Equity	Small Cap Growth Insights	(1,577,106)	1,375,468	235
Equity	Small Cap Value Insights	669,740	591,805	100
Equity	U.S. Equity Insights	$(2,252,522)	$1,906,386	57

(a)	Average number of contracts is based on the month end balances for the fiscal year ended October 31, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.52%	0.47%	0.44%	0.44%	0.43%	0.49%	0.49%
Large Cap Value Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52
Small Cap Equity Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Growth Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Value Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
U.S. Equity Insights	0.52	0.47	0.44	0.44	0.43	0.51	0.51

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds invest in Institutional Shares of the Government Money Market Fund, which is an affiliated underlying fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated underlying funds in which the Funds invest, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

in the Government Money Market Fund. For the fiscal year ended October 31, 2019, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Large Cap Growth Insights	$5,047
Large Cap Value Insights	7,863
Small Cap Equity Insights	9,367
Small Cap Growth Insights	21,893
Small Cap Value Insights	11,738
U.S. Equity Insights	9,653

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service Shares
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$28,305	$50
Large Cap Value Insights	9,324	560
Small Cap Equity Insights	3,896	445
Small Cap Growth Insights	6,741	71
Small Cap Value Insights	8,146	54
U.S. Equity Insights	15,323	752

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares and a Shareholder Administration Plan to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2019, such fee was 0.18% of the average daily net assets of the Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$5,047	$839,126	$844,173
Large Cap Value Insights	7,863	563,321	571,184
Small Cap Equity Insights	9,367	646,558	655,925
Small Cap Growth Insights	21,893	860,342	882,235
Small Cap Value Insights	11,738	583,380	595,118
U.S. Equity Insights	9,653	856,707	866,360

G.  Line of Credit Facility — As of October 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2019, Goldman Sachs earned $692, $1,050, $2,578, $4,475, $1,822 and $6,242 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.

As of October 31, 2019, Goldman Sachs Dynamic Global Equity Fund and Goldman Sachs Enhanced Dividend Global Equity Portfolio were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Dynamic Global Equity	Goldman Sachs Enhanced Dividend Global Equity
Large Cap Value Insights	11%	—%
Small Cap Equity Insights	—	7

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Government Money Market Fund as of and for the fiscal year ended October 31, 2019:

Fund	Market Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2019	Shares as of October 31, 2019	Dividend Income from Affiliated Investment Companies
Large Cap Growth Insights	$37,210	$124,447,043	$(124,484,253)	$—	$—	$70,294
Large Cap Value Insights	7,298,796	137,035,715	(144,334,511)	—	—	110,158
Small Cap Equity Insights	223,093	226,422,102	(219,441,234)	7,203,961	7,203,961	131,744
Small Cap Growth Insights	9,550,604	282,495,598	(281,200,725)	10,845,477	10,845,477	306,034
Small Cap Value Insights	3,260,345	259,656,066	(252,282,521)	10,633,890	10,633,890	171,389
U.S. Equity Insights	23,933,904	219,004,146	(242,938,050)	—	—	127,638

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2019 were as follows:

Fund	Purchases	Sales and Maturities
Large Cap Growth Insights	$3,874,253,667	$4,178,564,224
Large Cap Value Insights	1,106,771,661	1,134,016,808
Small Cap Equity Insights	928,115,215	853,856,934
Small Cap Growth Insights	1,665,933,712	1,446,110,755
Small Cap Value Insights	840,203,492	578,990,325
U.S. Equity Insights	2,727,744,913	3,324,092,587

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Large Cap Growth Insights, Large Cap Value Insights Fund, Small Cap Growth Insights, and U.S. Equity Insights Funds did not have securities on loan as of October 31, 2019.
Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2019		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2019
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$506	$331	$—
Small Cap Equity Insights	12,158	9,831	—
Small Cap Growth Insights	27,151	57,907	—
Small Cap Value Insights	1,162	1,799	371,375
U.S. Equity Insights	29	22	—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended October 31, 2019.

Fund	Beginning value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2019
Large Cap Growth Insights	$—	$56,046,445	$(56,046,445)	$—
Small Cap Equity Insights	11,340,050	76,711,159	(86,318,984)	1,732,225
Small Cap Growth Insights	11,929,725	116,930,369	(128,860,094)	—
Small Cap Value Insights	1,315,150	42,010,638	(41,025,307)	2,300,481
U.S. Equity Insights	—	3,182,300	(3,182,300)	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2019 were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distributions paid from:
Ordinary Income	$123,336,193	$28,355,963	$15,104,381	$46,614,425	$10,386,975	$38,805,040
Net long-term capital gains	52,936,690	4,774,298	15,861,672	39,004,631	12,696,156	21,706,757
Total taxable distributions	$176,272,883	$33,130,261	$30,966,053	$85,619,056	$23,083,131	$60,511,797

The tax character of distributions paid during the fiscal year ended October 31, 2018 were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distributions paid from:
Ordinary Income	$78,811,939	$5,564,328	$645,213	$12,880,483	$8,874,628	$56,659,399
Net long-term capital gains	10,375,229	—	—	10,846,090	10,055,118	9,467,625
Total taxable distributions	$89,187,168	$5,564,328	$645,213	$23,726,573	$18,929,746	$66,127,024

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

8. TAX INFORMATION (continued)

As of October 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Undistributed ordinary income — net	$10,482,381	$307,662	$3,083,959	$—	$2,851,828	$13,897,732
Undistributed long-term capital gains	66,746,520	—	—	14,468,758	—	—
Total undistributed earnings	$77,228,901	$307,662	$3,083,959	$14,468,758	$2,851,828	$13,897,732
Capital loss carryforwards:
Perpetual Short-Term	$—	$(4,163,332)	$(7,643,446)	$—	$(2,035,337)	$(8,201,432)
Timing differences (Qualified Late Year Loss Deferral)	$—	$—	$—	$(801,682)	$—	$—
Unrealized gains (losses) — net	345,432,195	22,564,516	42,371,663	73,036,978	30,897,204	120,625,643
Total accumulated earnings (losses) — net	$422,661,096	$18,708,846	$37,812,176	$86,704,054	$31,713,695	$126,321,943

As of October 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$1,599,488,379	$426,441,485	$651,432,965	$1,069,633,348	$530,690,558	$886,962,536
Gross unrealized gain	375,306,122	32,692,979	74,820,131	132,793,489	54,337,959	136,222,812
Gross unrealized loss	(29,873,927)	(10,128,463)	(32,448,468)	(59,756,511)	(23,440,755)	(15,597,169)
Net unrealized gain (loss)	$345,432,195	$22,564,516	$42,371,663	$73,036,978	$30,897,204	$120,625,643

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and differences in the tax treatment of underlying fund investments.

The Small Cap Growth Insights Fund reclassed $321,801 from paid in capital to distributable earnings for the year ending October 31, 2019. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from net operating losses and redemptions utilized as distributions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

9. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. In addition, the proxy includes a proposal to change Large Cap Growth Insights Fund’s sub-classification under the Act from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction. The Funds will bear their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

	Large Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,578,365	$76,171,954	3,361,037	$107,482,287
Reinvestment of distributions	839,624	22,972,444	368,877	11,027,208
Shares redeemed	(4,081,407)	(121,582,504)	(3,937,732)	(124,940,816)
	(663,418)	(22,438,106)	(207,818)	(6,431,321)
Class C Shares
Shares sold	353,072	8,870,934	551,666	15,661,815
Reinvestment of distributions	171,082	4,147,030	93,096	2,498,705
Shares redeemed	(1,030,728)	(26,741,128)	(942,395)	(27,571,385)
	(506,574)	(13,723,164)	(297,633)	(9,410,865)
Institutional Shares
Shares sold	8,260,634	249,994,999	10,276,437	339,341,399
Reinvestment of distributions	2,021,752	57,355,849	1,221,475	37,829,628
Shares redeemed	(12,141,151)	(372,578,159)	(15,012,677)	(476,258,739)
	(1,858,765)	(65,227,311)	(3,514,765)	(99,087,712)
Service Shares
Shares sold	706,347	19,913,545	568,235	17,694,789
Reinvestment of distributions	158,528	4,265,164	106,775	3,145,083
Shares redeemed	(986,078)	(28,691,006)	(1,180,590)	(36,778,620)
	(121,203)	(4,512,297)	(505,580)	(15,938,748)
Investor Shares
Shares sold	4,093,644	116,918,081	5,720,505	178,464,723
Reinvestment of distributions	1,328,599	35,834,532	620,319	18,342,393
Shares redeemed	(6,065,761)	(177,715,416)	(4,974,713)	(155,121,933)
	(643,518)	(24,962,803)	1,366,111	41,685,183
Class P Shares(a)
Shares sold	457,690	13,187,898	1,270,391	43,135,036
Reinvestment of distributions	117,890	3,340,204	—	—
Shares redeemed	(318,316)	(9,349,058)	(28,029)	(910,748)
	257,264	7,179,044	1,242,362	42,224,288
Class R Shares
Shares sold	778,072	23,164,660	284,666	8,718,509
Reinvestment of distributions	24,918	665,049	14,724	429,404
Shares redeemed	(538,455)	(15,874,791)	(446,862)	(14,008,511)
	264,535	7,954,918	(147,472)	(4,860,598)
Class R6 Shares
Shares sold	5,501,572	166,533,446	10,901,755	340,045,391
Reinvestment of distributions	1,076,243	30,512,669	212,022	6,564,340
Shares redeemed	(7,710,537)	(238,369,630)	(4,676,929)	(154,147,174)
	(1,132,722)	(41,323,515)	6,436,848	192,462,557

NET INCREASE (DECREASE)	(4,404,401)	$(157,053,234)	4,372,053	$140,642,784

(a)	Class P Shares commenced operations on April 16, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,078,518	$21,990,268	944,950	$20,989,295
Reinvestment of distributions	183,901	3,664,612	26,778	589,565
Shares redeemed	(1,068,564)	(21,978,819)	(1,122,378)	(24,803,667)
	193,855	3,676,061	(150,650)	(3,224,807)
Class C Shares
Shares sold	349,252	6,992,702	213,237	4,673,952
Reinvestment of distributions	30,361	597,860	1,328	28,615
Shares redeemed	(247,041)	(5,052,720)	(253,631)	(5,662,279)
	132,572	2,537,842	(39,066)	(959,712)
Institutional Shares
Shares sold	5,286,811	107,719,818	5,653,415	126,316,795
Reinvestment of distributions	351,295	7,006,599	85,290	1,875,634
Shares redeemed	(5,653,571)	(114,141,291)	(12,519,743)	(265,396,147)
	(15,465)	585,126	(6,781,038)	(137,203,718)
Service Shares
Shares sold	79,120	1,644,632	175,274	3,860,383
Reinvestment of distributions	29,623	591,853	3,562	78,635
Shares redeemed	(225,687)	(4,695,199)	(106,621)	(2,346,999)
	(116,944)	(2,458,714)	72,215	1,592,019
Investor Shares
Shares sold	3,812,155	78,553,524	2,784,560	62,066,119
Reinvestment of distributions	326,191	6,496,411	30,036	662,248
Shares redeemed	(1,755,954)	(35,924,975)	(294,664)	(6,505,798)
	2,382,392	49,124,960	2,519,932	56,222,569
Class P Shares(a)
Shares sold	798,187	15,252,281	1,317,496	29,534,295
Reinvestment of distributions	99,454	1,984,309	8,680	194,354
Shares redeemed	(612,512)	(12,240,790)	(28,624)	(646,944)
	285,129	4,995,800	1,297,552	29,081,705
Class R Shares
Shares sold	50,087	1,018,472	133,484	2,949,725
Reinvestment of distributions	17,212	340,328	1,878	41,071
Shares redeemed	(85,122)	(1,731,114)	(122,793)	(2,686,941)
	(17,823)	(372,314)	12,569	303,855
Class R6 Shares
Shares sold	3,956,938	80,014,855	10,968,514	230,457,462
Reinvestment of distributions	492,877	9,780,671	81,472	1,781,476
Shares redeemed	(7,888,267)	(162,215,118)	(4,132,273)	(91,305,986)
	(3,438,452)	(72,419,592)	6,917,713	140,932,952

NET DECREASE	(594,736)	$(14,330,831)	3,849,227	$86,744,863

(a)	Class P Shares commenced operations on April 16, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	568,989	$13,714,526	970,112	$27,122,881
Reinvestment of distributions	125,799	2,866,956	—	—
Shares redeemed	(761,578)	(18,374,675)	(508,292)	(13,663,277)
	(66,790)	(1,793,193)	461,820	13,459,604
Class C Shares
Shares sold	177,041	3,568,562	173,355	4,152,072
Reinvestment of distributions	23,381	455,454	—	—
Shares redeemed	(163,619)	(3,359,695)	(290,102)	(6,958,010)
	36,803	664,321	(116,747)	(2,805,938)
Institutional Shares
Shares sold	5,235,766	131,485,651	8,642,169	250,527,303
Reinvestment of distributions	476,089	11,287,686	24,305	635,825
Shares redeemed	(2,771,991)	(69,865,556)	(9,724,798)	(263,840,664)
	2,939,864	72,907,781	(1,058,324)	(12,677,536)
Service Shares
Shares sold	91,926	2,205,781	56,177	1,492,122
Reinvestment of distributions	4,673	104,730	—	—
Shares redeemed	(51,949)	(1,230,710)	(7,503)	(198,971)
	44,650	1,079,801	48,674	1,293,151
Investor Shares
Shares sold	2,111,112	51,466,887	1,924,148	52,833,323
Reinvestment of distributions	107,128	2,425,323	137	3,431
Shares redeemed	(1,037,135)	(25,425,896)	(277,612)	(7,549,298)
	1,181,105	28,466,314	1,646,673	45,287,456
Class P Shares(a)
Shares sold	2,896,062	66,645,917	2,673,276	77,734,314
Reinvestment of distributions	138,422	3,278,915	—	—
Shares redeemed	(1,565,207)	(38,912,996)	(176,899)	(5,010,896)
	1,469,277	31,011,836	2,496,377	72,723,418
Class R Shares
Shares sold	271,701	6,483,888	218,831	5,749,564
Reinvestment of distributions	33,918	755,025	—	—
Shares redeemed	(223,024)	(5,325,434)	(267,208)	(6,910,330)
	82,595	1,913,479	(48,377)	(1,160,766)
Class R6 Shares
Shares sold	4,301,945	106,589,803	7,353,764	194,789,840
Reinvestment of distributions	399,759	9,476,064	38	999
Shares redeemed	(5,443,120)	(138,390,631)	(899,879)	(25,418,391)
	(741,416)	(22,324,764)	6,453,923	169,372,448

NET INCREASE	4,946,088	$111,925,575	9,884,019	$285,491,837

(a)	Class P Shares commenced operations on April 16, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	592,484	$20,113,595	1,051,133	$41,444,407
Reinvestment of distributions	281,405	8,799,530	89,749	3,166,328
Shares redeemed	(834,841)	(28,043,840)	(893,423)	(34,393,355)
	39,048	869,285	247,459	10,217,380
Class C Shares
Shares sold	73,157	1,836,124	89,830	2,769,118
Reinvestment of distributions	44,452	1,043,280	18,384	508,120
Shares redeemed	(82,422)	(2,101,668)	(164,381)	(5,170,324)
	35,187	777,736	(56,167)	(1,893,086)
Institutional Shares
Shares sold	3,227,816	127,361,435	2,753,107	125,416,287
Reinvestment of distributions	718,806	26,768,316	211,110	8,682,959
Shares redeemed	(2,661,680)	(106,449,391)	(2,152,304)	(96,087,410)
	1,284,942	47,680,360	811,913	38,011,836
Investor Shares
Shares sold	3,840,487	134,252,383	4,039,136	160,587,707
Reinvestment of distributions	964,429	31,016,030	228,917	8,261,586
Shares redeemed	(2,406,524)	(83,691,568)	(1,333,523)	(53,347,127)
	2,398,392	81,576,845	2,934,530	115,502,166
Class P Shares(a)
Shares sold	146,086	5,834,292	253,406	12,181,734
Reinvestment of distributions	20,911	778,940	—	—
Shares redeemed	(117,790)	(4,759,537)	(3,791)	(175,264)
	49,207	1,853,695	249,615	12,006,470
Class R Shares
Shares sold	191,155	6,202,346	278,260	10,388,204
Reinvestment of distributions	59,954	1,798,021	13,690	466,555
Shares redeemed	(221,227)	(7,312,754)	(75,856)	(2,797,277)
	29,882	687,613	216,094	8,057,482
Class R6 Shares
Shares sold	6,482,593	253,736,476	2,135,325	99,436,882
Reinvestment of distributions	378,454	14,097,427	38,091	1,567,068
Shares redeemed	(2,246,884)	(88,998,158)	(437,408)	(20,188,532)
	4,614,163	178,835,745	1,736,008	80,815,418

NET INCREASE	8,450,821	$312,281,279	6,139,452	$262,717,666

(a)	Class P Shares commenced operations on April 16, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,050,768	$38,541,580	676,366	$31,024,046
Reinvestment of distributions	287,947	10,340,127	248,444	10,399,770
Shares redeemed	(644,168)	(24,334,368)	(477,761)	(21,092,565)
	694,547	24,547,339	447,049	20,331,251
Class C Shares
Shares sold	127,462	3,310,457	82,732	2,697,118
Reinvestment of distributions	33,399	826,636	75,551	2,274,846
Shares redeemed	(96,061)	(2,520,272)	(422,522)	(13,954,814)
	64,800	1,616,821	(264,239)	(8,982,850)
Institutional Shares
Shares sold	3,054,255	151,801,030	1,259,092	74,483,445
Reinvestment of distributions	97,074	4,698,255	84,092	4,631,023
Shares redeemed	(649,663)	(32,690,060)	(1,203,243)	(72,387,964)
	2,501,666	123,809,225	139,941	6,726,504
Investor Shares
Shares sold	1,447,937	53,566,402	376,564	16,973,315
Reinvestment of distributions	53,407	1,907,349	14,076	587,886
Shares redeemed	(421,221)	(15,930,853)	(81,186)	(3,630,109)
	1,080,123	39,542,898	309,454	13,931,092
Class P Shares(a)
Shares sold	393,971	19,494,828	803,810	48,953,572
Reinvestment of distributions	59,484	2,877,391	—	—
Shares redeemed	(317,399)	(15,579,917)	(46,846)	(2,765,790)
	136,056	6,792,302	756,964	46,187,782
Class R Shares
Shares sold	193,683	7,197,157	36,986	1,646,619
Reinvestment of distributions	4,075	143,841	1,979	81,367
Shares redeemed	(34,966)	(1,291,159)	(18,791)	(811,541)
	162,792	6,049,839	20,174	916,445
Class R6 Shares
Shares sold	2,033,658	99,067,064	334,545	20,398,238
Reinvestment of distributions	39,496	1,908,993	7,394	407,268
Shares redeemed	(273,958)	(14,003,900)	(15,248)	(903,149)
	1,799,196	86,972,157	326,691	19,902,357

NET INCREASE	6,439,180	$289,330,581	1,736,034	$99,012,581

(a)	Class P Shares commenced operations on April 16, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	496,152	$22,850,037	949,778	$46,836,246
Reinvestment of distributions	247,236	10,881,031	540,991	25,388,649
Shares redeemed	(1,018,418)	(47,836,906)	(763,607)	(37,280,302)
	(275,030)	(14,105,838)	727,162	34,944,593
Class C Shares
Shares sold	148,922	5,994,935	114,867	5,111,767
Reinvestment of distributions	13,896	548,621	65,851	2,772,693
Shares redeemed	(136,446)	(5,655,834)	(484,924)	(21,975,139)
	26,372	887,722	(304,206)	(14,090,679)
Institutional Shares
Shares sold	5,561,162	252,475,763	17,672,155	930,844,173
Reinvestment of distributions	755,380	34,167,885	525,650	25,470,196
Shares redeemed	(17,635,422)	(854,571,457)	(5,967,512)	(304,848,649)
	(11,318,880)	(567,927,809)	12,230,293	651,465,720
Service Shares
Shares sold	30,525	1,372,352	69,639	3,389,043
Reinvestment of distributions	4,689	205,533	13,459	628,029
Shares redeemed	(23,962)	(1,120,436)	(94,360)	(4,680,684)
	11,252	457,449	(11,262)	(663,612)
Investor Shares
Shares sold	1,320,028	60,005,258	1,555,878	76,579,742
Reinvestment of distributions	103,871	4,499,108	97,081	4,504,647
Shares redeemed	(1,224,326)	(56,455,932)	(343,857)	(16,669,597)
	199,573	8,048,434	1,309,102	64,414,792
Class P Shares(a)
Shares sold	2,522,934	114,163,961	4,283,367	218,451,046
Reinvestment of distributions	135,300	6,101,132	—	—
Shares redeemed	(2,371,343)	(113,078,993)	(153,277)	(7,903,827)
	286,891	7,186,100	4,130,090	210,547,219
Class R Shares
Shares sold	219,851	10,041,364	394,654	18,855,699
Reinvestment of distributions	38,936	1,684,599	105,956	4,879,525
Shares redeemed	(409,091)	(18,891,773)	(479,608)	(22,869,760)
	(150,304)	(7,165,810)	21,002	865,464
Class R6 Shares
Shares sold	189,729	8,892,870	611,273	32,143,497
Reinvestment of distributions	29,892	1,352,886	5,619	272,129
Shares redeemed	(631,325)	(30,710,320)	(19,119)	(950,920)
	(411,704)	(20,464,564)	597,773	31,464,706

NET DECREASE	(11,631,830)	$(593,084,316)	18,699,954	$978,948,203

(a)	Class P Shares commenced operations on April 16, 2018.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and Shareholders of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019, which represents a period of 184 days in a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund				Small Cap Growth Insights Fund
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*
Class A
Actual	$1,000.00	$1,014.47		$4.73	$1,000.00	$1,001.87		$4.84	$1,000.00	$1,014.25		$6.30	$1,000.00	$1,000.86		$6.33
Hypothetical 5% return	1,000.00	1,020.51	+	4.75	1,000.00	1,020.37	+	4.89	1,000.00	1,018.95	+	6.32	1,000.00	1,018.88	+	6.38
Class C
Actual	1,000.00	1,010.55		8.52	1,000.00	998.07		8.61	1,000.00	1,010.22		10.09	1,000.00	997.33		10.09
Hypothetical 5% return	1,000.00	1,016.73	+	8.55	1,000.00	1,016.59	+	8.69	1,000.00	1,015.17	+	10.11	1,000.00	1,015.10	+	10.18
Institutional
Actual	1,000.00	1,016.44		2.79	1,000.00	1,003.84		2.90	1,000.00	1,015.96		4.37	1,000.00	1,002.87		4.40
Hypothetical 5% return	1,000.00	1,022.44	+	2.80	1,000.00	1,022.31	+	2.93	1,000.00	1,020.87	+	4.38	1,000.00	1,020.82	+	4.44
Service
Actual	1,000.00	1,014.06		5.32	1,000.00	1,001.17		5.43	1,000.00	1,013.29		6.89	—	—		—
Hypothetical 5% return	1,000.00	1,019.92	+	5.34	1,000.00	1,019.78	+	5.48	1,000.00	1,018.36	+	6.91	—	—		—
Investor
Actual	1,000.00	1,015.66		3.47	1,000.00	1,002.72		3.59	1,000.00	1,015.13		5.05	1,000.00	1,002.22		5.08
Hypothetical 5% return	1,000.00	1,021.77	+	3.48	1,000.00	1,021.63	+	3.62	1,000.00	1,020.20	+	5.06	1,000.00	1,020.14	+	5.12
Class P
Actual	1,000.00	1,016.46		2.74	1,000.00	1,003.90		2.86	1,000.00	1,015.96		4.31	1,000.00	1,002.87		4.36
Hypothetical 5% return	1,000.00	1,022.48	+	2.75	1,000.00	1,022.35	+	2.89	1,000.00	1,020.93	+	4.32	1,000.00	1,020.86	+	4.40
Class R
Actual	1,000.00	1,013.19		6.02	1,000.00	1,000.58		6.10	1,000.00	1,012.58		7.57	1,000.00	1,000.00		7.59
Hypothetical 5% return	1,000.00	1,019.23	+	6.04	1,000.00	1,019.11	+	6.15	1,000.00	1,017.69	+	7.59	1,000.00	1,017.62	+	7.65
Class R6
Actual	1,000.00	1,016.45		2.74	1,000.00	1,003.84		2.86	1,000.00	1,015.96		4.32	1,000.00	1,002.87		4.36
Hypothetical 5% return	1,000.00	1,022.49	+	2.75	1,000.00	1,022.36	+	2.88	1,000.00	1,020.92	+	4.33	1,000.00	1,020.86	+	4.39

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2019 (Unaudited) (continued)

	Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*	Beginning Account Value 5/1/19	Ending Account Value 10/31/19		Expenses Paid for the 6 months ended 10/31/19*
Class A
Actual	$1,000.00	$1,010.70		$6.52	$1,000.00	$1,012.48		$4.83
Hypothetical 5% return	1,000.00	1,018.72	+	6.55	1,000.00	1,020.41	+	4.85
Class C
Actual	1,000.00	1,007.02		10.31	1,000.00	1,008.47		8.62
Hypothetical 5% return	1,000.00	1,014.93	+	10.35	1,000.00	1,016.62	+	8.65
Institutional
Actual	1,000.00	1,012.82		4.64	1,000.00	1,014.27		2.85
Hypothetical 5% return	1,000.00	1,020.59	+	4.66	1,000.00	1,022.38	+	2.86
Service
Actual	—	—		—	1,000.00	1,011.72		5.42
Hypothetical 5% return	—	—		—	1,000.00	1,019.82		5.44
Investor
Actual	1,000.00	1,012.29		5.30	1,000.00	1,013.70		3.56
Hypothetical 5% return	1,000.00	1,019.94	+	5.32	1,000.00	1,021.67	+	3.58
Class P
Actual	1,000.00	1,012.82		4.54	1,000.00	1,014.28		2.84
Hypothetical 5% return	1,000.00	1,020.70	+	4.55	1,000.00	1,022.39	+	2.85
Class R
Actual	1,000.00	1,009.59		8.19	1,000.00	1,011.06		6.09
Hypothetical 5% return	1,000.00	1,017.06	+	8.22	1,000.00	1,019.15	+	6.12
Class R6
Actual	1,000.00	1,013.01		4.59	1,000.00	1,014.48		2.84
Hypothetical 5% return	1,000.00	1,020.65	+	4.60	1,000.00	1,022.39	+	2.85

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.
The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Large Cap Growth Insights+	0.93%	1.68%	0.55%	1.05%	0.68%	0.54%	1.19%	0.54%
Large Cap Value Insights+	0.96	1.71	0.57	1.08	0.71	0.57	1.21	0.57
Small Cap Equity Insights+	1.24	1.99	0.86	1.36	0.99	0.85	1.49	0.85
Small Cap Growth Insights+	1.25	2.00	0.87	—	1.01	0.86	1.50	0.86
Small Cap Value Insights+	1.29	2.04	0.92	—	1.05	0.89	1.62	0.90
U.S. Equity Insights+	0.95	1.70	0.56	1.07	0.70	0.56	1.20	0.56

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Large Cap Growth Insights Fund, Small Cap Growth Insights Fund and U.S. Equity Insights Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Provider as of March 31, 2019. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Growth Insights Fund’s, Small Cap Growth Insights Fund’s and U.S. Equity Insights Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees noted that the Large Cap Growth Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five- and ten-year periods, in the third quartile for the three-year period and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. They observed that the Large Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2019. The Trustees noted that the Small Cap Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, five-, and ten-year periods and underperformed for the three-year period ended March 31, 2019. They observed that the Small Cap Growth Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five- and ten-year periods and in the third quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the one-, five-, and ten-year periods and underperformed for the three-year period ended March 31, 2019. The Trustees noted that the Small Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2019. They observed that the U.S. Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, five-, and ten-year periods and outperformed for the three-year period ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

First $1 billion	0.52%	0.52%	0.80%	0.80%	0.80%	0.52%

Next $1 billion	0.47	0.47	0.80	0.80	0.80	0.47

Next $3 billion	0.44	0.44	0.72	0.72	0.72	0.44

Next $3 billion	0.44	0.44	0.68	0.68	0.68	0.44

Over $8 billion	0.43	0.43	0.67	0.67	0.67	0.43

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Large Cap Growth Insights Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2020.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011- 2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	162	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of October 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2019, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund). Additional information about the Advisory Board Members will be available in the Funds’ Statement of Additional Information dated February 28, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued) Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Incom Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ML Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); and Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Domestic Equity Insights Funds — Tax Information (Unaudited)

For the year ended October 31, 2019, 19.46%, 48.35%, 24.05%, 9.38%, 29.87% and 39.38% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2019, 17.94%, 30.16%, 23.65%, 9.64%, 26.76% and 40.45% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds designate $52,936,690, $4,774,298, $15,861,672, $39,010,351, $12,696,156 and $21,706,757, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2019.

During the fiscal year ended October 31, 2019, the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds designate $111,813,966, $19,900,811, $14,045,986, $46,614,425, $8,863,349 and $28,406,443, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.60 trillion in assets under supervision as of September 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Income Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 187254-OTU 1103589 DOMINSAR-19

Goldman Sachs Funds

Annual Report	October 31, 2019

Fundamental Emerging Markets Equity Funds
Asia Equity*
Emerging Markets Equity
ESG Emerging Markets Equity
Imprint Emerging Markets Opportunities**

*	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.

**	Effective after the close of business on August 30, 2019, The Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Fundamental Emerging Markets Equity Funds

∎	ASIA EQUITY

∎	EMERGING MARKETS EQUITY

∎	ESG EMERGING MARKETS EQUITY

∎	IMPRINT EMERGING MARKETS OPPORTUNITIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to seek to identify its best investment ideas.

∎	The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, India and Australia, focuses on long-term business and management quality

∎	Proprietary, bottom-up research is the key driver of our investment process

∎	Analysts collaborate regularly to leverage regional and industry-specific research and insights

∎	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

∎	The decision-making process includes active participation in frequent and regular research meetings

∎	The Emerging Market Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

∎	Security selections are aligned with levels of investment conviction and risk-adjusted upside

∎	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

∎	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

∎	Access to markets across emerging markets

∎	Disciplined approach to stock selection

∎	Optimal risk/return profiles

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

1

MARKET REVIEW

Goldman Sachs Fundamental Emerging Markets Equity Funds

Market Review

Emerging markets equities rallied during the 12-month period ended October 31, 2019 (the “Reporting Period”). The MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”) posted a return of 11.86%.* Emerging markets equities modestly outperformed international developed markets equities on a relative basis, as measured by the MSCI Europe, Australasia, Far East (EAFE) Index, which returned 11.04%* for the same time period.

Following a challenging October 2018, emerging markets equities saw a brief reprieve as the Reporting Period began in November 2018 on dovish comments from U.S. Federal Reserve (“Fed”) Chair Jerome Powell, an accommodative stance by Chinese policymakers toward the private corporate sector and seemingly encouraging progress toward China-U.S. trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) However, the relief rally proved short-lived, as investors were unnerved in December 2018 by the arrest of Chinese technology executive, a partial U.S. federal government shutdown and the U.S. President’s criticism of Fed Chair Powell. Equities globally also fell sharply on trade war escalations between the U.S. and China as well as on political uncertainty — and in a delayed response to an earlier sell-off in global rates. Though posting negative absolute returns, emerging market equities outperformed their developed markets counterparts on a relative basis both for the month of December and for the fourth calendar quarter overall.

Emerging markets equities recovered during the first quarter of 2019, with the MSCI EM Index gaining 9.92%*, as three major headwinds subsided. First on trade, markets perceived progressing negotiations between the U.S. and China as constructive, decreasing some of the volatility previously caused by tariff uncertainty. Subsequently, China’s equity market regained some of the trade-related losses from the prior calendar year, with the MSCI China Index outperforming the MSCI EM Index by 778 basis points year-to-date through March 2019. (A basis point is 1/100th of a percentage point.) Second, financial conditions became more supportive with the U.S. Fed taking a pause in its interest rate hiking cycle. Third, the economic pulse check, in the form of released macro data, showed emerging market Gross Domestic Product (“GDP”) growth returning to above-trend levels, while some developed markets countries saw their economic growth forecasts revised downward, though symptoms of a possible recession in the U.S. and other developed markets countries remained scarce. The healthy macroeconomic diagnosis for emerging markets generally was complemented by solid fundamentals, as markets expected 2019 earnings for emerging markets equities to grow more than twice as much as in the U.S.1 Despite the broader recovery, investors remained cautious around Indian equities, with general elections scheduled to commence in April 2019. Investors also remained cautious around Turkish markets, which were rattled by the overall economic downturn and by municipal elections at the end of March 2019.

The MSCI EM Index gained 0.61% in the second quarter of 2019, bringing total year-to-date returns to 10.58%*. Emerging markets equities were supported by the U.S. Fed signaling a dovish outlook for the rest of the calendar year. Emerging markets equities also recovered in June 2019 from a sharp decline in May, while awaiting U.S.-China trade talks to reconvene at the G20 Summit. (The G20 (or Group of Twenty) is an international forum for the governments and central bank governors from 19 countries and the European Union. Its aim is to discuss policy pertaining to the promotion of international financial stability.) Negotiations had been halted in May 2019 following the increase of tariffs from 10% to 25% on $200 billion of Chinese goods by the U.S. This degradation of trade talks contributed to a volatile May 2019, wherein the MSCI EM Index declined 7.26%.* On June 18, 2019, the U.S. President announced that he and President Xi of China would be meeting on the sidelines of the G20 Summit in Osaka, Japan on June 29th to discuss the ongoing trade impasse, resulting in an immediate positive market reaction. The result was both sides agreeing to restart negotiations, and the U.S. agreeing to put plans for additional tariffs of 25% on all remaining imports from China on an indefinite hold. In an additional positive surprise, the U.S. agreed to lift restrictions it had put in place on Chinese technology firm Huawei, allowing it to purchase equipment non-threatening to U.S. national security from U.S. firms. The outcome of the G20 Summit was similar to that of the one held in Buenos Aires in 2018, which led to a temporary truce in trade tensions and a delay in raising tariffs.

The MSCI EM Index rose 1.91% in September 2019 but returned -4.25%* for the third quarter of 2019. Emerging markets equities started the third quarter on a soft note, as in July 2019, despite their meeting in Shanghai, the U.S. and Chinese Presidents were unable to make any forward steps toward a trade deal. Emerging markets equities remained under pressure in August 2019, as the

*All	index returns are expressed in U.S. dollar terms.
[1]	Source: IBES via DataStream, as of March 29, 2019.

2

MARKET REVIEW

U.S. President announced a new round of tariffs on another $300 billion of Chinese goods, and China announced retaliatory tariffs on $75 billion of U.S. goods. Emerging markets equities then surged in September 2019, as optimism rose that both sides might soon be able to reach an agreement. Both countries exempted tariffs on the other throughout the month, with the U.S. also agreeing to delay its increase on $250 billion of Chinese imports. The Chinese equity market was able to eke out a modest increase in September, despite concerns of potential investment restrictions on the country. In line with market expectations, the U.S. Fed cut interest rates by 25 basis points in both July and September 2019 — its first interest rate cuts since 2008 — although the consensus forecasted no further interest rate cuts in 2019. South Korea was the main driver of emerging markets equities’ performance in September, as it saw benefits from the drawdown in trade tensions. August was a strenuous month for India, as economic growth there slowed to a six-year low. In response, on September 20, 2019, India’s Finance Minister announced a surprise corporate tax rate cut—from the base rate of 30% to the new base rate of 22%. This announcement came as part of a series of measures undertaken by the Indian government to boost its economy and employment and to revive investor sentiment. This tax cut helped India’s equity market to gain in September 2019.

The MSCI EM Index rose 4.22% in October 2019, bringing total year-to-date returns to 10.35%*. Emerging markets equities benefited from seeming trade talk progress made between the U.S. and China during the month, as markets were then expecting some sort of official interim deal between the two parties in the foreseeable future. These expectations stemmed from an October 11, 2019 meeting in which the two sides reached a proposed “Phase One” deal, including China purchasing $40 to $50 billion of U.S. agricultural products annually and issuing new guidelines on how it manages its currency. Additionally, the U.S. announced it would further delay a tariff increase of 30% on $250 billion of Chinese goods. Indian equities continued their solid performance during the month, largely driven by continued economic momentum and earnings upgrades following its September corporate tax rate cut. At the end of October, the U.S. Fed once again cut interest rates by 25 basis points, but it signaled a pause in its latest interest rate cutting cycle for the near term. Brazil also continued its monetary policy easing cycle, as it cut its interest rates for a third straight meeting following the passing of new pension reform that led to heightened hopes of a recovery for the country’s sluggish economy amid low inflation.

For the Reporting Period as a whole, information technology, consumer discretionary and real estate were the strongest sectors in the MSCI EM Index. Materials and health care were the only two sectors in the MSCI EM Index to post negative absolute returns during the Reporting Period.

From a country perspective, Russia was the best performing individual constituent of the MSCI EM Index for the Reporting Period, followed by Egypt, Greece, Taiwan, the Philippines and Indonesia, each of which posted a robust double-digit absolute gain. Conversely, Argentina was by far the weakest individual country constituent of the MSCI EM Index, followed by Pakistan, Chile and Saudi Arabia, each of which posted a double-digit decline during the Reporting Period.

Looking Ahead

Year-to-date through October 2019, emerging markets equities experienced a volatile but strong rally, in stark contrast to a challenging 2018. The reversal trickled down to the underlying drivers as well, with a rebound in price/earnings ratios founded on improving market sentiment driving most of the returns. Still, earnings trends disappointed overall. Looking through the noise of the volatility, our view of emerging markets equities and their secular growth drivers remained constructive at the end of the Reporting Period, driven by two primary factors. (Noise refers to information or activity that confuses or misrepresents genuine underlying trends.)

First, with corporate earnings growth expected by the consensus to return to double-digit rates, well above developed markets estimates, the fundamental outlook for emerging markets equities remained intact at the end of the Reporting Period and underpinned our expectation for healthy growth over the medium- and long-term. Over any given period of six to 12 months, returns can often be dictated by market sentiment, i.e. multiple re-ratings. (When the market changes its view of a company, industry or sector sufficiently to make calculation ratios, such as price/earnings ratios, substantially higher or lower, this is a multiple re-rating.) However, over the long term, fundamentals are responsible for approximately 70% of total returns for emerging

*	All index returns are expressed in U.S. dollar terms.

3

MARKET REVIEW

markets equity investors. In 2019, year-to-date through October, earnings detracted from total returns — compared to the 11% positive contribution in 2018 — and, albeit improving, were not expected by the consensus to turn around substantially during the remainder of the calendar year. Given ongoing trade tensions, the information technology sector was expected by many analysts to decline the most in 2019, which, in turn, hurts countries such as South Korea and Taiwan. On the other hand, countries with a domestically-facing earnings profile remained in healthy growth territory at the end of the Reporting Period. Indeed, earnings in India and Brazil were rebounding, illustrating there are bright spots across the investment opportunity set, even in the near term.

Second, from a macroeconomic perspective, secular growth drivers remained in place at the end of the Reporting Period, in our view, as GDP growth in emerging markets countries continued to outpace that of developing markets countries. Analysts expect emerging markets countries to contribute approximately 70% of global economic growth in 2019 and to further expand their share in the years to come. We believe China’s economy will continue to grow at approximately a 5% to 6% rate, with the next leg of its growth being underpinned by the rise of its middle class, increased spending from the millennial generation and the opening up of its financial markets. Investor concerns around the impact of a hawkish U.S. Fed have dissipated in 2019, and accommodative domestic monetary policy should provide some short-term support to emerging markets equities. Additionally, it is important to note that emerging markets countries overall are in a different phase of the economic cycle than are developed markets countries. Emerging markets equities have proven resilient in prior episodes of the late-economic cycle woes in developed markets countries — on average, outperforming the U.S. equity market during a sell-off, especially when both regions enter the drawdown undergoing different phases of their respective economic cycles.

Investor concerns around trade war implication on China and other emerging markets countries were responsible for most of the equity market volatility in 2019 year-to-date through the end of October, and any further escalation or de-escalation would likely continue to move markets over the near term. Regardless of the outcome of the current negotiations, we believe the diversity of the Funds’ investment universes, or opportunity sets, may well be helpful in mitigating the potential effects of any such volatility ahead, as gradual adjustment to global supply chains are likely, in our view, to favor some countries over others. Finally, despite the year-to-date re-rating, valuations remained attractive overall at the end of the Reporting Period, in our opinion. Emerging markets equities as a whole were trading at the end of the Reporting Period at a meaningful discount to developed markets equities and below their own long-term average. With earnings expected by the consensus to revert to double-digit growth rates and the macroeconomic outlook remaining rather healthy, we see this as a potentially interesting entry-point to a multi-year growth story for emerging markets equities.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to achieve long-term capital appreciation and navigate potentially volatile markets ahead.

*	All index returns are expressed in U.S. dollar terms.

4

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Asia ex Japan Equity Portfolio Management Team discusses the Goldman Sachs Asia Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 19.54%, 18.66%, 19.98% 19.86%, 19.98% and 19.96%, respectively. These returns compare to the 13.24% average annual total return of the Fund’s benchmark, the MSCI All Country Asia ex-Japan Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, stock selection in China/Hong Kong, Taiwan and India contributed most positively to the Fund’s relative results. Only partially offsetting these positive contributors was stock selection in the Philippines and South Korea, which detracted from the Fund’s relative results most. Having a position, albeit modest, in cash also dampened relative results during a Reporting Period when the Index posted a double-digit positive return.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Kweichow Moutai, AIA Group and Anta Sports Products.

Within the consumer staples sector, the Fund’s overweight position in Kweichow Moutai was the strongest positive contributor to relative results. Kweichow Moutai is the largest Chinese hard liquor maker positioned at the premium end of the market. Its stock outperformed the Index during the Reporting Period, as the company reported a strong set of results, demonstrating its resilience during the economic slowdown in China. The company also capitalized on its strong product and brand value to improve its margins during its channel restructuring. At the end of the Reporting Period, we maintained the Fund’s overweight position in the stock, as we believed demand for the company’s flagship products remained strong.

AIA Group is a Hong Kong-based insurance and financial services company. We maintained an overweight position in the Fund in AIA Group because of what we saw as its well diversified Asian footprint and strong distribution network and management. During the Reporting Period, its onshore China business showed sustained growth momentum with a premium agent model targeting high-end customers. In our view, its growth opportunity was enhanced by its rather recent opening of additional China provinces for the firm. Further, its cross-border business between Hong Kong and Southeast Asia local businesses showed improvement, in our opinion, with an expanded distribution network and better margins, reinforcing its positive earnings and value creation outlook for the medium term. The company delivered strong results during the Reporting Period, driven by what investors saw as its solid fundamentals.

The Fund’s overweight position in Anta Sports Products also contributed positively to relative results. Anta Sports Products is a branded sportswear company in China, mainly marketing its products under the Anta brand, which has a “value for the money” proposition. During the Reporting Period, Anta Sports Products outperformed the Index, as the company delivered better than market expected annual and quarterly results, including strong top-line growth, mainly driven by its Fila brand. The company continued to operate as a multi-brand omni-channel operator with what we saw as solid execution. At the end of the Reporting Period, we believed the company maintained strong branding power,

5

PORTFOLIO RESULTS

and we expected it to continue to grow on the back of growth in the sportswear market overall and market share gains from smaller unbranded companies.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Hankook Tire & Technology, LG Chem and Geely Automobile Holdings.

The Fund’s overweight position in Hankook Tire & Technology detracted most from its relative results during the Reporting Period. Hankook Tire & Technology, based in South Korea, is one of the world’s largest manufacturers of tires, selling close to 100 million tires annually. Its stock underperformed the Index during the Reporting Period overall due to lower than market expected quarterly results, driven by weak global auto demand. However, toward the end of the Reporting Period, its most recent quarterly results showed improvement, resulting in a stock price rebound. At the end of the Reporting Period, we maintained the Fund’s position in Hankook Tire & Technology and expected the company to benefit from benign raw material prices, margin improvement and new capacity stabilization.

Within the materials sector, the Fund’s overweight position in LG Chem, a South Korea-based chemicals manufacturer, detracted from relative results during the Reporting Period. The company’s battery business experienced some slowdown due to a ramp up of its production facilities, and its management announced its company-anticipated recovery would likely be delayed. Its stock performance was also weighed upon by the fact that yields at the company’s European plant were slow to improve following a rapid capacity expansion, coupled with lackluster sales and a persistent cost burden. At the end of the Reporting Period, we maintained the Fund’s position in LG Chem, as, along with recovery of its battery business, we expect its European plant to achieve its target yield by early 2020.

The Fund’s overweight position in Geely Automobile Holdings, a China-based passenger vehicle manufacturer, detracted from relative results during the Reporting Period. The company had a mixed year in 2018, when after strong momentum in the first half of the calendar year, it demonstrated signs of vulnerability. We opted to exit the Fund’s position in Geely Automobile Holdings during the first half of the Reporting Period to allocate the proceeds to positions with what we considered to be more attractive risk-return profiles.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the Index were financials, consumer staples and information technology, where stock selection in each boosted relative results. At an individual stock level, positions in AIA Group and Kweichow Moutai, each mentioned earlier, boosted results most in financials and consumer staples, respectively. In information technology, having no exposure to Baidu, a China-based Internet search engine, helped most, as its stock performed poorly during the Reporting Period. We had sold the Fund’s position in Baidu during the first quarter of 2018 due to our concerns about its business outlook. During the Reporting Period, the company was losing market share in the online advertising market given heightened competition.

Only two sectors detracted from the Fund’s relative results during the Reporting Period — consumer discretionary and real estate. In consumer discretionary, the Fund’s position in Hankook Tire & Technology, mentioned earlier, detracted most. In real estate, having a significant underweight to this strongly performing sector dampened relative results most. China/Hong Kong real estate securities comprise the vast majority of the overall average 5.9% weight of the sector in the Index. During much of the second half of 2018, the Chinese property sector was under pressure as a result of a sales slowdown among tier-two to tier-four cities in China following months of tighter credit and slower economic momentum. Also, during the first two months of 2019, especially in January and during the festive Chinese New Year season, housing sales had been on the weaker side for the overall industry. However, the broader China/Hong Kong-listed real estate companies performed stronger thereafter given widely anticipated and then some actual alleviation of the U.S.-China trade war, fiscal and credit stimulus by the Chinese government and pockets of policy loosening in the country, including a mortgage rate cut by a small number of Chinese banks in select cities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

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PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Axis Bank within the financials sector. Axis Bank is the third largest private bank in India in terms of loans and profitability but had been struggling due to corporate loan quality issues, with its earnings being impacted by loan loss provisions. (A loan loss provision is an expense set aside as an allowance for uncollected loans and loan payments. This provision is used to cover a number of factors associated with potential loan losses, including bad loans, customer defaults, and renegotiated terms of a loan that incur lower than previously estimated payments.) We established the Fund position based on our expectations for the asset quality cycle to bottom out and for management changes at the bank in the near term. We also viewed Axis Bank as a strong liability franchise trading at what we considered to be attractive valuations. Since the Fund’s purchase of its stock, the company has reported sharp improvement across profitability metrics as part of its quarterly results, along with strong growth in fee income.

We added to the Fund’s position in auto manufacturer Maruti Suzuki India within the consumer discretionary sector. The company had reported weak quarterly results in July 2019 on the back of what proved to be an industry-wide temporary slowdown in auto sales volume, which led to its stock price correction. Subsequently, its stock outperformed the Index, along with a broad industry recovery, as India’s finance minister announced a series of measures to boost the country’s economy. At the end of the Reporting Period, we maintained our conviction in the company, as we expected its market share to grow, driven by a cooling down of input prices, a better product mix and improving demand for its products.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in Bursa Malaysia within the financials sector. Bursa Malaysia is a holding company operating a fully integrated stock exchange in Malaysia. Its business model is heavily reliant on the securities trading business, from which the company derives approximately 50% of its revenue. We exited the Fund’s position in the company due to our weak outlook for the securities and derivatives business.

We exited the Fund’s position in China Petroleum and Chemical (“Sinopec”) within the energy sector. Sinopec is one of the largest integrated oil companies in China. We sold the position based on our concerns related to rising competition in its marketing and refining segments from independent refineries. Further, we expected its management guidance for an increase in capital expenditures to potentially be a drag on Sinopec’s return on capital and reduce its dividend payout capability.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, relative to the Index, the Fund’s exposure to financials and communication services increased, and its allocations to consumer discretionary and energy decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, relative to the Index, the Fund’s allocations to India, Taiwan, Indonesia and China/Hong Kong increased, and its exposures to South Korea and Thailand decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Kevin Ohn, managing director and portfolio manager for the Fund since 2013 retired from the firm at the end of March 2019. Basak Yavuz and Hiren Dasani, co-heads of Emerging Markets Equity, and Sumit Mangal, vice president on the Emerging Markets Equity team, assumed Kevin’s portfolio management responsibilities for the Fund effective the same date. Basak and Hiren have deep expertise investing across the emerging market equities universe, with 19 and 18 years of industry experience, respectively. Sumit has 14 years of industry experience. Additionally, Seong Kook Jung had been a portfolio manager for the Fund since 2016. Effective March 31, 2019, he no longer had portfolio management responsibilities for the Fund, and he subsequently left the firm in September 2019.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had overweighted exposure to India and held an out-of-Index allocation in Vietnam. On the same date, the Fund had underweighted exposure relative to the Index to Taiwan, China/Hong Kong and Malaysia. The Fund was rather neutrally weighted relative to the Index in Indonesia, South Korea, Singapore, the Philippines and Thailand and had no exposure to Pakistan at the end of the Reporting Period.

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PORTFOLIO RESULTS

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the consumer discretionary, financials, health care and information technology at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the real estate sector and was relatively neutrally weighted compared to the Index in consumer staples, materials, communication services and industrials. The Fund had no exposure to the utilities or energy sectors at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

Upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of the Goldman Sachs Trust approved, in early September 2019, certain changes to the Fund’s name, principal investment strategy and benchmark. The Fund’s current investment objective to seek long-term capital appreciation did not change. Effective after the close of business on November 20, 2019, the Fund’s name changed to the Goldman Sachs China Equity Fund, and the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in issuers economically tied to China. The Fund expects to invest primarily in common stocks, but may also invest in preferred stocks, securities convertible into common or preferred stocks, and depositary receipts. This may include securities that trade in local Chinese, Hong Kong or other foreign exchanges and securities that trade in renminbi, the official currency of China.

The Fund’s benchmark changed from the MSCI All Country Asia ex-Japan Index (Net, USD, Unhedged) to the MSCI China All Shares Index (Net, USD, Unhedged).

In light of these changes, Shao Ping Guan, Vice President, and Christine Pu, CFA, Vice President, became portfolio managers for the Fund. Basak Yavuz, CFA, Managing Director, and Hiren Dasani, CFA, Managing Director, also continue to manage the Fund. Sumit Mangal no longer serves as a portfolio manager for the Fund.

8

FUND BASICS

Asia Equity Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business	Country

Tencent Holdings Ltd.	6.5%	Media & Entertainment	China
Taiwan Semiconductor Manufacturing Co. Ltd.	6.1	Semiconductors & Semiconductor Equipment	Taiwan
AIA Group Ltd.	5.8	Insurance	Hong Kong
Samsung Electronics Co. Ltd.	5.3	Technology Hardware & Equipment	South Korea
Ping An Insurance Group Co. of China Ltd. Class H	5.1	Insurance	China
Alibaba Group Holding Ltd. ADR	4.7	Retailing	China
Kweichow Moutai Co. Ltd. Class A	4.2	Food, Beverage & Tobacco	China
China Merchants Bank Co. Ltd. Class H	3.2	Banks	China
DBS Group Holdings Ltd.	3.2	Banks	Singapore
Maruti Suzuki India Ltd.	2.6	Automobiles & Components	India

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.4% of the Fund’s net assets at October 31, 2019.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS ASIA EQUITY FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $10,000 investment made on November 1, 2009 in Class A Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	19.54%	6.94%	6.57%	—
Including sales charges	12.95%	5.73%	5.97%	—

Class C
Excluding contingent deferred sales charges	18.66%	6.14%	5.77%	—
Including contingent deferred sales charges	17.59%	6.14%	5.77%	—

Institutional	19.98%	7.35%	6.99%	—

Investor (Commenced February 28, 2014)	19.86%	7.21%	N/A	6.57%

Class P (Commenced April 16, 2018)	19.98%	N/A	N/A	-2.41%

Class R6 (Commenced February 28, 2018)	19.96%	N/A	N/A	-2.67%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 19.03%, 18.12%, 19.51%, 18.85%, 19.31%, 19.47% and 19.52%, respectively. These returns compare to the 11.86% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, effective stock selection in China, Brazil and Taiwan contributed most positively to the Fund’s performance. These positive contributors were only partially offset by stock selection in the United Arab Emirates, Russia and the Philippines, which detracted. Having an underweighted allocation to Russia, which significantly outperformed the Index during the Reporting Period, also hurt. The Fund’s relative results were further dampened by having an exposure, albeit modest, to cash during a Reporting Period when the Index posted a double-digit positive return.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Kweichow Moutai, AIA Group and B3.

Within the consumer staples sector, the Fund’s overweight position in Kweichow Moutai was the strongest positive contributor to relative results. Kweichow Moutai is the largest Chinese hard liquor maker positioned at the premium end of the market. Its stock outperformed the Index during the Reporting Period, as the company reported a strong set of results, demonstrating its resilience during the economic slowdown in China. The company also capitalized its strong product and brand value to improve its margins during its channel restructuring. At the end of the Reporting Period, we maintained the Fund’s overweight position in the stock, as we believed demand for the company’s flagship products remained strong.

AIA Group is a Hong Kong-based insurance and financial services company. We maintained an overweight position in the Fund in AIA Group because of what we saw as its well diversified Asian footprint and strong distribution network and management. During the Reporting Period, its onshore China business showed sustained growth momentum with a premium agent model targeting high-end customers. In our view, its growth opportunity was enhanced by its rather recent opening of additional China provinces for the firm. Further, its cross-border business between Hong Kong and Southeast Asia local businesses showed improvement, in our opinion, with an expanded distribution network and better margins, reinforcing its positive earnings and value creation outlook for the medium term. The company delivered strong results during the Reporting Period, driven by what investors saw as its solid fundamentals.

B3 is a Brazilian stock exchange that holds a virtual monopoly in its space. During the Reporting Period, it performed strongly, driven by two important factors — 1) the approval of pension reform in the first round of voting by Brazil’s Lower House; and 2) lower interest rates, which led investors to reallocate investments from fixed income to equity. As a consequence, average daily trading volume at B3 increased more than 16% quarter over quarter and nearly 79% year over year, as of the end of the third quarter of 2019.

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PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in NMC Health, Hankook Tire & Technology and LG Chem.

NMC Health, an out-of-Index position, is a diversified health care company based in the United Arab Emirates. Its stock declined during the first half of the Reporting Period, as the hospital sector in Europe, where most of the company’s investors are located, did not perform well. Also, the company’s high financial leverage was out of favor through the Reporting Period, and regulatory pressures kept its share price under pressure as well. At the end of the Reporting Period, we maintained the Fund’s position in NMC Health, as we expect the company’s joint venture with Hassana Investment Company, of Saudi Arabia, to benefit NMC Health and were confident in what we viewed as its robust fundamentals.

The Fund’s overweight position in Hankook Tire & Technology detracted from its relative results during the Reporting Period. Hankook Tire & Technology, based in South Korea, is one of the world’s largest manufacturers of tires, selling close to 100 million tires annually. Its stock underperformed the Index during the Reporting Period overall due to lower than market expected quarterly results, driven by weak global auto demand. However, toward the end of the Reporting Period, its most recent quarterly results showed improvement, resulting in a stock price rebound. At the end of the Reporting Period, we maintained the Fund’s position in Hankook Tire & Technology and expected the company to benefit from benign raw material prices, margin improvement and new capacity stabilization.

Within the materials sector, the Fund’s overweight position in LG Chem, a South Korea-based chemicals manufacturer, detracted from relative results during the Reporting Period. The company’s battery business experienced some slowdown due to a ramp up of its production facilities, and its management announced its company-anticipated recovery would likely be delayed. Its stock performance was also weighed upon by the fact that yields at the company’s European plant were slow to improve following a rapid capacity expansion, coupled with lackluster sales and a persistent cost burden. At the end of the Reporting Period, we maintained the Fund’s position in LG Chem, as, along with recovery of its battery business, we expect its European plant to achieve its target yield by early 2020.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection within the financials, consumer staples and communication services sectors contributed most positively to the Fund’s performance. Conversely, weak stock selection in consumer discretionary and having an underweighted allocation to real estate, which outperformed the Index during the Reporting Period, dampened the Fund’s performance. These were the only two sectors to detract from the Fund’s relative results during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we added to the Fund’s position in Tencent Holdings within the communication services sectors. Tencent Holdings is a China-based global leader in the media, entertainment and Internet-related services industries. Although its share price was under pressure during the Reporting Period due to ongoing trade tensions between the U.S. and China and lower than market expected advertising revenue growth, we added to the Fund’s overweight position in its stock, as we expect advertising revenue to rebound. Further, we believe the company stands to benefit from the newly-launched 5G (fifth generation) network in China, which, in turn, is expected by the consensus to benefit the Internet services segment as a whole.

We initiated a Fund position in Orion within the consumer staples sector. Orion is one of the largest food companies in South Korea. Although softer industrial growth trends, coupled with high competition in China, weighed on its stock’s performance during the Reporting Period, we established the position, as we believed its then-current share price already reflected the weakness in its operations. We further expected what we see as the company’s robust product pipeline and recovery in Vietnam may boost its profitability going forward.

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PORTFOLIO RESULTS

Conversely, we eliminated the Fund’s position in Bursa Malaysia within the financials sector. Bursa Malaysia is a holding company operating a fully integrated stock exchange in Malaysia. Its business model is heavily reliant on the securities trading business, from which the company derives approximately 50% of its revenue. We exited the Fund’s position in the company due to our weak outlook for the securities and derivatives business.

We sold the Fund’s position in British American Tobacco within the consumer staples sector. Following the gains in the stock’s price during the first half of 2019, we felt the risk/reward relationship for the stock had become less attractive. Also, despite the Malaysian government stepping up law enforcement to curb illicit tobacco trade, including conducting increased numbers of checks, there was no significant decline in the business of illicit cigarettes there. Thus, we exited the Fund’s position in British American Tobacco.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to information technology and consumer staples increased, and its allocations relative to the Index to energy, materials and financials decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in China, India, Taiwan and Indonesia increased, and its allocations relative to the Index to Russia and Malaysia decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to India, China and Peru and underweighted exposure to Taiwan, Malaysia, South Africa, Thailand and Russia relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Saudi Arabia, Argentina, Pakistan, Hungary, Qatar and Chile, where the Fund had no exposure at the end of the Reporting Period. The Fund also had exposure to equity markets that are not components of the Index, including Vietnam and Singapore.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials, information technology, consumer staples and consumer discretionary at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the energy, materials, real estate and communication services sectors at the end of the Reporting Period. The Fund had rather neutral exposure to the industrials and health care sectors and no allocation to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

13

FUND BASICS

Emerging Markets Equity Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1,2]

Holding	% of Net Assets	Line of Business	Country

Tencent Holdings Ltd.	6.0%	Media & Entertainment	China
Taiwan Semiconductor Manufacturing Co. Ltd.	5.3	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	4.7	Technology Hardware & Equipment	South Korea
Alibaba Group Holding Ltd. ADR	4.2	Retailing	China
iShares MSCI Emerging Markets ETF	3.3	Diversified Financials	United States
Ping An Insurance Group Co. of China Ltd. Class H	3.0	Insurance	China
AIA Group Ltd.	2.8	Insurance	Hong Kong
Kweichow Moutai Co. Ltd. Class A	2.6	Food, Beverage & Tobacco	China
China Merchants Bank Co. Ltd. Class H	1.8	Banks	China
Bank Central Asia Tbk. PT	1.6	Banks	Indonesia

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 2.7% of the Fund’s net assets as of 10/31/19.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2019

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 2.4% of the Fund’s net assets at October 31, 2019.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on November 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	19.03%	5.31%	4.59%	—
Including sales charges	12.48%	4.13%	4.00%	—

Class C
Including sales charges	18.12%	4.52%	3.81%	—
Excluding contingent deferred sales charges	17.12%	4.52%	3.81%	—

Institutional	19.51%	5.72%	5.01%	—

Service	18.85%	5.20%	4.49%	—

Investor	19.31%	5.57%	N/A	4.51%

Class P (Commenced April 16, 2018)	19.47%	N/A	N/A	-3.72%

Class R6 (Commenced July 31, 2015)	19.52%	N/A	N/A	7.23%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs ESG Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs ESG Emerging Markets Equity Fund (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 18.74%, 17.92%, 19.26%, 19.03%, 18.57% and 19.26%, respectively. These returns compare to the 11.86% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, effective stock selection in China, Brazil and Taiwan contributed most positively to the Fund’s relative performance. These positive contributors were only partially offset by weaker stock selection in United Arab Emirates, Mexico and the Philippines, which detracted. The Fund’s relative results were further dampened by having an exposure, albeit modest, to cash during a Reporting Period when the Index posted a double-digit positive return.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were B3, AIA Group and Anta Sports Products.

B3 is a Brazilian stock exchange that holds a virtual monopoly in its space. During the Reporting Period, it performed strongly, driven by two important factors — 1) the approval of pension reform in the first round of voting by Brazil’s Lower House; and 2) lower interest rates, which led investors to reallocate investments from fixed income to equity. As a consequence, average daily trading volume at B3 increased more than 16% quarter over quarter and nearly 79% year over year, as of the end of the third quarter of 2019.

AIA Group is a Hong Kong-based insurance and financial services company. We maintained an overweight position in the Fund in AIA Group because of what we saw as its well diversified Asian footprint and strong distribution network and management. During the Reporting Period, its onshore China business showed sustained growth momentum with a premium agent model targeting high-end customers. In our view, its growth opportunity was enhanced by its rather recent opening of additional China provinces for the firm. Further, its cross-border business between Hong Kong and Southeast Asia local businesses showed improvement, in our opinion, with an expanded distribution network and better margins, reinforcing its positive earnings and value creation outlook for the medium term. The company delivered strong results during the Reporting Period, driven by what investors saw as its solid fundamentals.

The Fund’s overweight position in Anta Sports Products also contributed positively to relative results. Anta Sports Products is a branded sportswear company in China, mainly marketing its products under the Anta brand, which has a “value for the money” proposition. During the Reporting Period, Anta Sports Products outperformed the Index, as the company delivered better than market expected annual and quarterly results, including strong top-line growth, mainly driven by its Fila brand. The company continued to operate as a multi-brand omni-channel operator with what we saw as solid execution. At the end of the Reporting Period, we believed the company maintained strong branding power, and we expected it to continue to grow on the back of growth in the sportswear market overall and market share gains from smaller unbranded companies.

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PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Index were positions in NMC Health, Alsea SAB de CV and Hankook Tire & Technology.

NMC Health, an out-of-Index position, is a diversified health care company based in the United Arab Emirates. Its stock declined during the first half of the Reporting Period, as the hospital sector in Europe, where most of the company’s investors are located, did not perform well. Also, the company’s high financial leverage was out of favor through the Reporting Period, and regulatory pressures kept its share price under pressure as well. At the end of the Reporting Period, we maintained the Fund’s position in NMC Health, as we expect the company’s joint venture with Hassana Investment Company, of Saudi Arabia, to benefit NMC Health and were confident in what we viewed as its robust fundamentals.

Alsea SAB de CV, based in Mexico, is a multi-brand operator in Latin America, operating brands from the fast food, cafeteria and casual dining segments. Factors contributing to its stock’s price decline during the Reporting Period included below market expected fourth quarter 2018 and first quarter 2019 results and slower operating performance as it integrates its latest acquisitions. Additionally, same-store sales growth has been challenged, and the company requires, in our opinion, robust growth to drive earnings before interest, taxes, depreciation and amortization to maintain or reduce its leverage levels. We sold the Fund’s position in Alsea SAB de CV, as we believed operating improvements would take time following its management changes.

The Fund’s overweight position in Hankook Tire & Technology detracted from its relative results during the Reporting Period. Hankook Tire & Technology, based in South Korea, is one of the world’s largest manufacturers of tires, selling close to 100 million tires annually. Its stock underperformed the Index during the Reporting Period overall due to lower than market expected quarterly results, driven by weak global auto demand. However, toward the end of the Reporting Period, its most recent quarterly results showed improvement, resulting in a stock price rebound. At the end of the Reporting Period, we maintained the Fund’s position in Hankook Tire & Technology and expected the company to benefit from benign raw material prices, margin improvement and new capacity stabilization.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection in financials, information technology and communication services contributed most positively to the Fund’s relative results. Within financials, it is important to note strong stock selection was achieved despite an underweight to banks, driven by our concerns around state ownership, which is rather pronounced in some of the larger Asian countries. While there are exceptions, generally speaking, we remain skeptical about state-owned enterprises, in particular in asset-heavy sectors, where misalignment of interests between governments and minority shareholders create concerns around the sustainability of returns. Within the sector, we favored non-banking financial companies (“NBFCs”), such as stock exchanges, insurance companies, consumer lending and financial technology platforms. In our view, NBFCs not only benefit from secular growth themes, such as further credit penetration and rising wealth in emerging markets, but they also play a crucial role in driving financial inclusion in their domestic markets given the challenges many face in accessing basic financial services.

Conversely, having no exposure to real estate and a significant underweight to utilities, which outperformed and performed in line with the Index, respectively, detracted from the Fund’s relative results during the Reporting Period, the only two sectors to do so during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We established a Fund position in IRB Brasil Resseguros, the leading Brazilian reinsurance company, with an approximately 37% market share in Brazil. During the Reporting Period, penetration of reinsurance was only at 10% of premiums written, but we expect growth of the reinsurance industry to accelerate during the next three to five years, should the economic recovery play out as we anticipate. IRB Brasil Resseguros is well positioned, in our view, to capture the bulk of this growth given what we see as its strong leadership position in syndication panels, superior risk-based pricing and broad high quality service offerings. We also see opportunities for the company to continue

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PORTFOLIO RESULTS

gaining market share in South America, which is a stated priority for its management going forward.

We initiated a Fund position in Sunny Optical Technology, a Chinese optical lens manufacturer. We believe the company benefits from an increase in the numbers of cameras per smartphone in the market as well as from improvement in its production yield. We expect the number of cameras per smartphone to continue to increase going forward, and we believe Sunny Optical Technology may expand its market share by leveraging its full product offering.

Conversely, in addition to the sale of Alsea SAB de CV already mentioned, we eliminated the Fund’s position in Bursa Malaysia within the financials sector. Bursa Malaysia is a holding company operating a fully integrated stock exchange in Malaysia. Its business model is heavily reliant on the securities trading business, from which the company derives approximately 50% of its revenue. We exited the Fund’s position in the company due to our weak outlook for the securities and derivatives business.

We exited the Fund’s position in BB Seguridade Participacoes, the Brazilian insurance company, as its stock had reached our target price, and we saw the opportunity to use the proceeds for a bid in a secondary offering of IRB Brasil Resseguros, mentioned above, which operates in the same industry.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to consumer discretionary, communication services and industrials increased, and its allocations relative to the Index to information technology and financials decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in China, India, Brazil, South Korea and Taiwan increased. There were no significant decreases in country allocations relative to the Index during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to India, Brazil, Peru, South Korea and China and underweighted exposures to Taiwan, Thailand, Malaysia and South Africa relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Pakistan, Argentina, Hungary, Chile, Qatar and Saudi Arabia, where the Fund had no exposure at all.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials, information technology and consumer discretionary at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the materials, consumer staples and industrials sectors at the end of the Reporting Period. The Fund had rather neutral exposure to the communication services and health care sectors and no allocations to the utilities, real estate and energy sectors at the end of the Reporting Period.

We remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect. We believe our ongoing engagement efforts with companies in the Fund’s portfolio is helping to drive improvements in environmental, social and corporate governance practices for these businesses, which may not only help unlock shareholder value over time, but may also help encourage these businesses to operate in an even more sustainable fashion in the future.

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FUND BASICS

ESG Emerging Markets Equity Fund

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business	Country

Tencent Holdings Ltd.	6.6%	Media & Entertainment	China
Taiwan Semiconductor Manufacturing Co. Ltd.	5.8	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	5.1	Technology Hardware & Equipment	South Korea
Alibaba Group Holding Ltd. ADR	4.8	Retailing	China
Ping An Insurance Group Co. of China Ltd. Class H	3.6	Insurance	China
AIA Group Ltd.	3.1	Insurance	Hong Kong
Sberbank of Russia PJSC ADR	2.5	Banks	Russia
Banco Bradesco SA ADR	2.4	Banks	Brazil
B3 SA — Brasil Bolsa Balcao	2.4	Diversified Financials	Brazil
Maruti Suzuki India Ltd.	2.3	Automobiles & Components	India

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on May 31, 2018 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

ESG Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from May 31, 2018 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Since Inception
Class A (Commenced May 31, 2018)
Excluding sales charges	18.74%	-0.18%
Including sales charges	12.20%	-4.06%

Class C (Commenced May 31, 2018)
Excluding contingent deferred sales charges	17.92%	-0.92%
Including contingent deferred sales charges	16.92%	-0.92%

Institutional (Commenced May 31, 2018)	19.26%	0.21%

Investor (Commenced May 31, 2018)	19.03%	0.07%

Class R (Commenced May 31, 2018)	18.57%	-0.37%

Class R6 (Commenced May 31, 2018)	19.26%	0.21%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Imprint Emerging Markets Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund changed its name to the Goldman Sachs Imprint Emerging Markets Opportunities Fund (the “Fund”), and its principal investment strategy and benchmark index changed as well. Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 5.72%, 4.97%, 6.02%, 6.00%, 6.15% and 6.12%, respectively. These returns compare to the 11.86% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged), during the Reporting Period. The Fund’s former benchmark, the MSCI Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged), returned 6.47% during the same period.

Q	What changes were made to the Fund during the Reporting Period?

A	At a meeting held on June 11-12, 2019, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of the Goldman Sachs Trust approved certain changes to the Goldman Sachs N-11 Equity Fund’s name, principal investment strategy and benchmark. However, the Fund’s investment objective to seek long-term capital appreciation did not change. After the close of business on August 30, 2019 (the “Effective Date”), the Goldman Sachs N-11 Equity Fund’s name changed to the Goldman Sachs Imprint Emerging Markets Opportunities Fund. After the Effective Date, the Fund then invested in a broader universe of emerging market countries, with up to 20% of the Fund’s net assets invested in frontier market countries. The Fund also became more concentrated in terms of number of holdings. Accordingly, the Fund invested, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in emerging country issuers. Such equity investments may include exchange-traded funds, futures and other instruments with similar economic exposures. The Fund’s benchmark changed from the MSCI Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged) (the “Next 11 Index”) to the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”).

Q	What key factors were responsible for the Fund’s performance from November 1, 2018 through August 30, 2019 (“the first portion of the Reporting Period”)?

A	The Fund outperformed the Next 11 Index on a relative basis during the first portion of the Reporting Period, primarily attributable to individual stock selection. The Fund’s effective stock selection in Indonesia and Egypt contributed most positively. Having no exposure to Nigeria, the second weakest performing constituent of the Next 11 Index during the first portion of the Reporting Period, and having an underweight in Pakistan, the weakest performing constituent of the Next 11 Index during the first portion of the Reporting Period, also helped. Such positive contributors were only partially offset by weaker stock selection in Bangladesh and the Philippines, which detracted from the Fund’s relative results during the first portion of the Reporting Period. The Fund’s relative results were further dampened by having an exposure, albeit modest, to cash during a portion of the Reporting Period when the Next 11 Index posted a modest positive return.

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PORTFOLIO RESULTS

Q	What were some of the Fund’s best-performing individual stocks during the first portion of the Reporting Period?

A	The strongest contributors to the Fund’s performance during the first portion of the Reporting Period were positions in the financials sector — Bank Central Asia and Joint Stock Commercial Bank for Foreign Trade of Vietnam.

Bank Central Asia is the largest private bank by assets and deposits and, in our view, the best managed consumer bank in Indonesia. During the first portion of the Reporting Period, its shares gained, reflecting its reports of a strong return on equity as well as solid balance sheet performance. In our opinion, it has best in class asset quality and the strongest liability franchise, each a historically long-term driver of returns.

Joint Stock Commercial Bank for Foreign Trade of Vietnam is a commercial bank in Vietnam. During the first portion of the Reporting Period, it posted strong results, including good loan growth, strong net interest income and net fee income growth, benign asset quality and well-controlled operating expenses. We exited the Fund’s position in the bank, as it reached our target price.

Q	Which stocks detracted significantly from the Fund’s performance during the first portion of the Reporting Period?

A	Detracting most from the Fund’s results relative to the Next 11 Index were also financials-related positions—Bank Rakyat Indonesia Persero and Orange Life Insurance.

Bank Rakyat Indonesia Persero, based in Indonesia, provides commercial banking activities and related services. During the first portion of the Reporting Period, the bank demonstrated strong performance but detracted from the Fund’s relative results given the Fund’s underweight position in the holding. Strong performance was driven by 1) the bank being relatively well placed to cushion declining interest rates versus its peers and 2) its ongoing business mix shift toward the profitable micro segment. However, the Fund was underweight the position for several reasons. First, high competition in its key profitable payroll segment was negatively impacting its loan growth. Second, tight liquidity was hurting its net interest margins. Third, we believed its large restructured book could result in asset quality issues. And fourth, we had renewed concerns around regulator-driven loan rate cuts.

Orange Life Insurance, a South Korea-based insurance company, detracted, with its shares declining after the confirmation of Shinhan Life Insurance’s acquisition of the company. Concerns around the merger between existing life insurance entity, Shinhan Life Insurance, with Orange Life Insurance were cast, as many felt it might dilute Orange Life Insurance’s key appeal — its sufficient capital buffer. After discussion with Shinhan Life Insurance’s management, we concluded they would not merge the two entities any time soon and would maintain the dividend level, which might help the recovery of investors’ confidence in Orange Life Insurance going forward.

Q	Which equity market sectors most significantly affected Fund performance during the first portion of the Reporting Period?

A	Relative to the Next 11 Index, effective stock selection in the financials and materials sectors contributed most positively to the Fund’s performance. Having a significantly underweighted allocation to energy, the weakest sector in the Next 11 Index during the first portion of the Reporting Period, also helped. Conversely, weaker stock selection in the consumer discretionary and information technology sectors detracted most from the Fund’s relative performance. Having an overweighted allocation to information technology, which lagged the Next 11 Index during the first portion of the Reporting Period, and having an underweighted exposure to real estate, which was the best performing sector in the Next 11 Index during the first portion of the Reporting Period, also hurt.

Q	What key factors were responsible for the Fund’s performance from September 1, 2019 through October 31, 2019 (“the second portion of the Reporting Period”)?

A

The Fund underperformed the Index on a relative basis during the second portion of the Reporting Period, attributable primarily to individual stock selection. Stock selection in and having an overweight to the United Arab Emirates, which was the second-weakest constituent in the Index during the second portion of the Reporting Period, detracted most. Stock selection in and having an underweight to Taiwan, which significantly outperformed the Index during the second portion of the Reporting Period, also hurt. Having an out-of-Index exposure to Bangladesh, which underperformed the Index during the second portion of the Reporting Period, dampened the Fund’s relative results as well. These detractors were partially offset by effective stock selection in Mexico and India, which contributed positively

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PORTFOLIO RESULTS

to the Fund’s relative results during the second portion of the Reporting Period. The Fund’s relative results were further buoyed by having no exposure to Thailand, which lagged the Index during the second portion of the Reporting Period.

Q	Which stock detracted most significantly from the Fund’s performance during the second portion of the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index during the second portion of the Reporting Period was Emirates NBD Bank, Dubai’s largest and highest quality bank and one of the largest banking groups in the Middle East. Emirates NBD Bank saw its share price decline during the second portion of the Reporting Period due to anticipation of a rights issue that is scheduled to be conducted at the end of 2019. (A rights issue is a group of rights offered to existing shareholders to purchase additional stock shares, known as subscription warrants, in proportion to their existing holdings. These are considered to be a type of option since it gives a company’s stockholders the right, but not the obligation, to purchase additional shares in the company.) Also, the bank has historically traded at a material discount to its fair value as a result of its low 5% foreign ownership limit (“FOL”). We have long recognized that an increase in the FOL could serve as a catalyst for the stock and have actively engaged with the bank’s management and Board of Trustees over the past several years on this issue. The bank recently increased its FOL to 20% and is conducting a modest capital raise in order to make an acquisition in Turkey. At the end of the Reporting Period, we believed there was still considerable upside potential going forward, once the overhang of the rights issue is removed and the company is added to relevant indices.

Q	What was the Fund’s best-performing individual stock during the second portion of the Reporting Period?

A	The strongest contributor to the Fund’s performance during the second portion of the Reporting Period was a position in Alsea SAB de CV, based in Mexico, which is a multi-brand operator in Latin America, operating brands from the fast food, cafeteria and casual dining segments. During the second portion of the Reporting Period, Alsea SAB de CV demonstrated resilient growth and margins. Its management executed on its turnaround of Starbucks in Mexico and continued to divest of peripheral and underperforming formats and regions to focus on its core business. The company also showed progress in integrating its recent acquisition in Europe, which should, in our view, drive margin expansion and cash flow generation going forward.

Q	Which equity market sectors most significantly affected Fund performance during the second portion of the Reporting Period?

A	Relative to the Index, stock selection in financials, information technology and health care detracted most from the Fund’s performance during the second portion of the Reporting Period. Having an underweight to information technology, which was the strongest performing sector in the Index during the second portion of the Reporting Period, also hurt. Conversely, having no exposure to the utilities sector, which underperformed the Index during the second portion of the Reporting Period, contributed most positively to the Fund’s relative performance. Effective stock selection in consumer staples and having an underweight to materials, which lagged the Index during the second portion of the Reporting Period, also helped.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Given the repositioning of the Fund during the Reporting Period, the number of purchases and sales, i.e. trading activity, was higher than usual as we implemented the changes to the Fund’s investment strategy.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection as are allocations to countries. That said, during the Reporting Period, the Fund’s changes in sector and country weightings were directly the result of the repositioning of the Fund to its new investment strategy and benchmark index.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

In light of the changes made to the Fund, after the Effective Date, Jamieson Odell, Vice President, and Lee Gao, Vice President, became the co-portfolio managers of the Fund. Jamieson Odell and Lee Gao have approximately 25 years of combined experience investing in emerging and frontier markets with a clearly defined, sustainability focused

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PORTFOLIO RESULTS

approach. Basak Yavuz no longer served as a portfolio manager for the Fund after the Effective Date. We believe this repositioning of the Fund and of our portfolio management talent will help to further broaden our already strong range of emerging market equity capabilities and enhance our approach to Environmental, Social and Governance integration across our Fundamental Equity Funds.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the United Arab Emirates, Egypt, Bangladesh, Slovenia, Turkey, South Africa, Hong Kong, Mexico, the Netherlands, Vietnam and the Philippines and was underweight relative to the Index in China, Taiwan, South Korea, India, Brazil, Russia and Saudi Arabia. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining country components of the Index, with the exceptions of Czech Republic, Argentina, Hungary, Greece, Peru, Colombia, Chile, Qatar, Poland, Malaysia and Thailand, where the Fund held no exposure at all.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer discretionary, financials and health care. The Fund had underweighted positions compared to the Index in information technology, communication services, materials and consumer staples at the end of the Reporting Period. The Fund was relatively neutrally weighted to the Index in industrials and had no exposure at all to the utilities, real estate and energy sectors at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

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FUND BASICS

Imprint Emerging Markets Opportunities

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business	Country

Emirates NBD PJSC	9.1%	Banks	United Arab Emirates
Naspers Ltd. Class N	7.1	Retailing	South Africa
Commercial International Bank Egypt SAE	5.7	Banks	Egypt
Haier Smart Home Co. Ltd. Class A	5.6	Consumer Durables & Apparel	China
IRB Brasil Resseguros S/A	5.1	Insurance	Brazil
Suzuki Motor Corp.	4.9	Automobiles & Components	Japan
Delta Electronics, Inc.	4.3	Technology Hardware & Equipment	Taiwan
Shenzhen Inovance Technology Co. Ltd. Class A	3.7	Capital Goods	China
58.com, Inc. ADR	3.5	Media & Entertainment	China
NMC Health plc	3.2	Health Care Equipment & Services	United Arab Emirates

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

25

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on February 28, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current and former benchmarks, the MSCI Emerging Markets Index (Net, USD, Unhedged) and the MSCI® Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Imprint Emerging Markets Opportunity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment from February 28, 2011 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Since Inception
Class A (Commenced February 28, 2011)
Excluding sales charges	5.72%	-5.41%	-1.77%
Including sales charges	-0.12%	-6.47%	-2.40%

Class C (Commenced February 28, 2011)
Excluding contingent deferred sales charges	4.97%	-6.10%	-2.50%
Including contingent deferred sales charges	3.97%	-6.10%	-2.50%

Institutional (Commenced February 28, 2011)	6.02%	-5.04%	-1.38%

Investor (Commenced February 28, 2011)	6.00%	-5.16%	-1.52%

Class P (Commenced April 16, 2018)	6.15%	N/A	-10.90%

Class R6 (Commenced February 28, 2018)	6.12%	N/A	-10.78%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

26

FUND BASICS

Index Definitions

The MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. As of April 30, 2019, the MSCI All Country Asia ex-Japan Index consisted of the following 11 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Taiwan, and Thailand. The series of returns reflected by the MSCI All Country Asia ex-Japan Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

The MSCI China All Shares Index captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g. ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. It is based on the concept of the integrated MSCI China equity universe with China A-shares included.

The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2019 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

27

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 96.6%
China – 35.7%
5,950	58.com, Inc. ADR (Media & Entertainment)*	$314,219
19,878	Alibaba Group Holding Ltd. ADR (Retailing)*	3,511,846
112,800	Anhui Conch Cement Co. Ltd. Class H (Materials)	674,175
91,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	890,173
501,500	China Merchants Bank Co. Ltd. Class H (Banks)	2,391,769
29,198	Contemporary Amperex Technology Co. Ltd. Class A (Capital Goods)	284,971
39,100	Gree Electric Appliances, Inc. of Zhuhai Class A (Consumer Durables & Apparel)	326,184
37,591	Huami Corp. ADR (Technology Hardware & Equipment)*	339,823
18,740	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	3,138,334
29,519	LexinFintech Holdings Ltd. ADR (Diversified Financials)*	334,745
152,000	Minth Group Ltd. (Automobiles & Components)	537,652
127,300	NARI Technology Co. Ltd. Class A (Capital Goods)	396,692
5,284	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	644,965
444,000	Nexteer Automotive Group Ltd. (Automobiles & Components)	413,817
329,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	3,803,020
25,200	Shanghai International Airport Co. Ltd. Class A (Transportation)	272,924
92,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	1,271,316
21,752	Silergy Corp. (Semiconductors & Semiconductor Equipment)	609,367
47,600	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	765,117
119,100	Tencent Holdings Ltd. (Media & Entertainment)	4,831,043
102,960	Topsports International Holdings Ltd. (Retailing)*(a)	124,168
43,400	WuXi AppTec Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	523,262

		26,399,582

Hong Kong – 9.5%
428,836	AIA Group Ltd. (Insurance)	4,270,445
26,301	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	819,383
151,000	IMAX China Holding, Inc. (Media & Entertainment)(a)	342,756

Common Stocks – (continued)
Hong Kong – (continued)
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*(b)	—
797,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,186,648
54,500	Techtronic Industries Co. Ltd. (Capital Goods)	425,918

		7,045,150

India – 15.2%
2,580	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	428,288
72,518	Aditya Birla Fashion and Retail Ltd. (Consumer Durables & Apparel)*	216,747
19,822	AIA Engineering Ltd. (Capital Goods)	484,380
3,621	Atul Ltd. (Materials)	219,278
106,589	Axis Bank Ltd. (Banks)	1,104,385
8,046	Bajaj Finance Ltd. (Diversified Financials)	456,272
81,725	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	286,540
25,800	Dalmia Bharat Ltd. (Materials)	294,561
39,776	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	983,452
101,852	Edelweiss Financial Services Ltd. (Diversified Financials)	132,262
1,137	Eicher Motors Ltd. (Automobiles & Components)	360,484
58,995	Hindustan Zinc Ltd. (Materials)	176,670
32,051	ICICI Lombard General Insurance Co. Ltd. (Insurance)(a)	606,779
8,241	Info Edge India Ltd. (Media & Entertainment)	298,340
52,089	Infosys Ltd. (Software & Services)	500,881
16,044	Infosys Ltd. ADR (Software & Services)	153,862
11,010	Larsen & Toubro Infotech Ltd. (Software & Services)(a)	267,276
18,180	Maruti Suzuki India Ltd. (Automobiles & Components)	1,937,057
315	MRF Ltd. (Automobiles & Components)	291,350
34,030	Navin Fluorine International Ltd. (Materials)	430,600
71,486	Prestige Estates Projects Ltd. (Real Estate)	304,101
1,830	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	315,858
23,326	SBI Life Insurance Co. Ltd. (Insurance)(a)	325,679
13,081	TeamLease Services Ltd. (Commercial & Professional Services)*	542,384
9,536	Thermax Ltd. (Capital Goods)	151,642

		11,269,128

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Indonesia – 3.0%
565,400	Bank Central Asia Tbk. PT (Banks)	$1,265,550
4,944,000	BFI Finance Indonesia Tbk. PT (Diversified Financials)	213,088
877,800	Map Aktif Adiperkasa PT (Retailing)*	342,378
478,100	Semen Indonesia Persero Tbk. PT (Materials)	431,192

		2,252,208

Macau – 0.7%
76,000	Galaxy Entertainment Group Ltd. (Consumer Services)	523,309

Philippines – 0.8%
131,730	Jollibee Foods Corp. (Consumer Services)	601,919

Singapore – 3.6%
124,221	DBS Group Holdings Ltd. (Banks)	2,367,762
800,252	Silverlake Axis Ltd. (Software & Services)	267,460

		2,635,222

South Korea – 14.6%
15,809	Hankook Tire & Technology Co. Ltd. (Automobiles & Components)	421,549
5,861	Kolmar Korea Co. Ltd. (Household & Personal Products)	241,363
3,485	LG Chem Ltd. (Materials)	919,500
5,103	LG Electronics, Inc. (Consumer Durables & Apparel)	292,449
19,104	Modetour Network, Inc. (Consumer Services)	258,542
3,415	NAVER Corp. (Media & Entertainment)	481,503
3,316	NCSoft Corp. (Media & Entertainment)	1,471,627
35,440	Orange Life Insurance Ltd. (Insurance)(a)	852,069
2,227	Orion Corp. (Food, Beverage & Tobacco)	202,333
5,445	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	186,668
1,855	Pearl Abyss Corp. (Media & Entertainment)*	345,066
3,564	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	345,047
89,834	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	3,882,612
1,428	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	265,642
9,314	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	654,923

		10,820,893

Taiwan – 10.0%
964,000	FIT Hon Teng Ltd. (Technology Hardware & Equipment)(a)	391,428
83,183	Kingpak Technology, Inc. (Technology Hardware & Equipment)	404,745

Common Stocks – (continued)
Taiwan – (continued)
5,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	733,672
31,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	281,205
50,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	320,282
11,899	Sea Ltd. ADR (Media & Entertainment)*	354,114
462,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	4,530,822
85,000	Taiwan Union Technology Corp. (Technology Hardware & Equipment)	372,517

		7,388,785

Thailand – 2.5%
710,500	Airports of Thailand PCL (Transportation)	1,840,884

Vietnam – 1.0%
125,306	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	701,002

TOTAL COMMON STOCKS
(Cost $64,285,773)		$71,478,082

Exchange Traded Funds(c) – 2.4%
21,404	iShares MSCI All Country Asia ex Japan ETF	$1,483,297
9,243	iShares MSCI Malaysia ETF	259,913

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,797,824)		$1,743,210

Shares	Dividend Rate	Value

Investment Company(d) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
461,147	1.701%	$461,147
(Cost $461,147)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $66,544,744)		$73,682,439

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,018,700	1.701%	$1,018,700
(Cost $1,018,700)

TOTAL INVESTMENTS – 101.0%
(Cost $67,563,444)		$74,701,139

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(750,716)

NET ASSETS – 100.0%		$73,950,423

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	All or a portion of security is on loan.

(d)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 95.6%
Argentina – 1.0%
34,588	MercadoLibre, Inc. (Retailing)*	$18,038,334

Brazil – 7.0%
1,789,800	Atacadao SA (Food & Staples Retailing)*	8,528,382
312,100	Azul SA (Preference) (Transportation)*(a)	4,087,144
2,351,400	B3 SA – Brasil Bolsa Balcao (Diversified Financials)	28,365,723
276,755	Banco Bradesco SA ADR (Banks)	2,424,374
3,301,535	Banco Bradesco SA (Preference) (Banks)(a)	28,952,746
447,531	Banco Pan SA (Banks)*	1,011,004
447,531	Banco Pan SA (Preference) (Banks)*(a)	1,011,004
1,776,300	IRB Brasil Resseguros S/A (Insurance)	16,737,658
287,766	Pagseguro Digital Ltd. Class A (Software & Services)*	10,670,363
2,161,800	Sao Martinho SA (Food, Beverage & Tobacco)	9,465,455
376,700	TOTVS SA (Software & Services)*	5,849,863
2,895,783	Wiz Solucoes e Corretagem de Seguros SA (Insurance)	7,870,349

		124,974,065

China – 28.1%
181,299	58.com, Inc. ADR (Media & Entertainment)*	9,574,400
423,082	Alibaba Group Holding Ltd. ADR (Retailing)*	74,745,897
1,880,000	Anhui Conch Cement Co. Ltd. Class H (Materials)	11,236,255
1,550,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	15,162,288
1,878,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	7,487,108
6,864,000	China Merchants Bank Co. Ltd. Class H (Banks)	32,736,004
693,879	Contemporary Amperex Technology Co. Ltd. Class A (Capital Goods)	6,772,216
927,377	Gree Electric Appliances, Inc. of Zhuhai Class A (Consumer Durables & Apparel)	7,736,454
572,672	Huami Corp. ADR (Technology Hardware & Equipment)*	5,176,955
272,181	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	45,581,374
692,741	LexinFintech Holdings Ltd. ADR (Diversified Financials)*	7,855,683
1,412,100	Meituan Dianping Class B (Retailing)*	16,843,730
3,140,000	Minth Group Ltd. (Automobiles & Components)	11,106,751
2,606,401	NARI Technology Co. Ltd. Class A (Capital Goods)	8,122,052

Common Stocks – (continued)
China – (continued)
137,223	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	16,749,439
4,915,000	Nexteer Automotive Group Ltd. (Automobiles & Components)	4,580,876
4,650,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	53,661,690
1,086,867	Shanghai International Airport Co. Ltd. Class A (Transportation)	11,771,106
405,497	Silergy Corp. (Semiconductors & Semiconductor Equipment)	11,359,713
1,174,400	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	18,877,170
2,616,300	Tencent Holdings Ltd. (Media & Entertainment)	106,124,761
2,436,828	Topsports International Holdings Ltd. (Retailing)*(b)	2,938,766
977,680	WuXi AppTec Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)(b)	11,787,620

		497,988,308

Colombia – 0.3%
415,763	Banco Davivienda SA (Preference) (Banks)(a)	5,313,894

Czech Republic – 0.6%
3,281,094	Moneta Money Bank A/S (Banks)(b)	10,893,636

Egypt – 0.5%
1,718,324	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	8,488,521

Greece – 0.9%
419,953	JUMBO SA (Retailing)	8,181,694
824,947	Sarantis SA (Household & Personal Products)	7,286,902

		15,468,596

Hong Kong – 5.3%
4,972,800	AIA Group Ltd. (Insurance)	49,520,261
620,713	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	19,337,716
1,387,500	IMAX China Holding, Inc. (Media & Entertainment)(b)	3,149,499
9,190,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	13,682,930
1,139,000	Techtronic Industries Co. Ltd. (Capital Goods)	8,901,302

		94,591,708

India – 12.9%
28,850	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,789,193

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
1,807,676	Aditya Birla Fashion and Retail Ltd. (Consumer Durables & Apparel)*	$5,402,910
443,541	AIA Engineering Ltd. (Capital Goods)	10,838,587
435,918	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	6,407,799
82,444	Atul Ltd. (Materials)	4,992,582
2,523,313	Axis Bank Ltd. (Banks)	26,144,436
184,744	Bajaj Finance Ltd. (Diversified Financials)	10,476,445
1,873,839	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	6,569,955
584,090	Dalmia Bharat Ltd. (Materials)	6,668,609
524,552	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	12,969,416
23,886	Eicher Motors Ltd. (Automobiles & Components)	7,573,026
192,995	Hindustan Zinc Ltd. (Materials)	577,955
713,908	ICICI Lombard General Insurance Co. Ltd. (Insurance)(b)	13,515,474
370,447	Info Edge India Ltd. (Media & Entertainment)	13,410,887
1,292,388	Infosys Ltd. (Software & Services)	12,427,430
403,559	Infosys Ltd. ADR (Software & Services)	3,870,131
257,852	Larsen & Toubro Infotech Ltd. (Software & Services)(b)	6,259,556
233,891	Maruti Suzuki India Ltd. (Automobiles & Components)	24,920,806
5,673	MRF Ltd. (Automobiles & Components)	5,247,070
534,201	Navin Fluorine International Ltd. (Materials)	6,759,535
1,489,935	Prestige Estates Projects Ltd. (Real Estate)	6,338,179
41,855	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	7,224,172
551,415	SBI Life Insurance Co. Ltd. (Insurance)(b)	7,698,887
279,124	TeamLease Services Ltd. (Commercial & Professional Services)*	11,573,453
358,270	Thermax Ltd. (Capital Goods)	5,697,213

		228,353,706

Indonesia – 2.7%
13,066,500	Bank Central Asia Tbk. PT (Banks)	29,247,108
122,564,400	BFI Finance Indonesia Tbk. PT (Diversified Financials)	5,282,572

Common Stocks – (continued)
Indonesia – (continued)
11,974,200	Map Aktif Adiperkasa PT (Retailing)*	4,670,424
10,699,900	Semen Indonesia Persero Tbk. PT (Materials)	9,650,087

		48,850,191

Mexico – 1.9%
4,546,910	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	9,970,039
2,202,800	Grupo Cementos de Chihuahua SAB de CV (Materials)	12,313,419
3,642,200	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)*	7,344,420
2,838,768	Unifin Financiera SAB de CV (Diversified Financials)	4,775,429

		34,403,307

Peru – 1.9%
2,416,454	Alicorp SAA (Food, Beverage & Tobacco)	6,625,073
4,756,191	Banco BBVA Peru SA (Banks)	4,977,029
30,896	Credicorp Ltd. (Banks)	6,612,980
387,725	Intercorp Financial Services, Inc. (Banks)*	16,175,348

		34,390,430

Philippines – 0.6%
2,236,290	Jollibee Foods Corp. (Consumer Services)	10,218,373

Poland – 1.3%
402,464	Dino Polska SA (Food & Staples Retailing)*(b)	15,684,021
811,257	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	8,100,315

		23,784,336

Russia – 3.0%
282,003	LUKOIL PJSC (Energy)	26,052,226
3,424,947	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	5,076,932
5,928,743	Sberbank of Russia PJSC (Banks)	21,728,316

		52,857,474

Singapore – 0.2%
10,078,200	Silverlake Axis Ltd. (Software & Services)	3,368,339

South Africa – 3.1%
1,127,308	Absa Group Ltd. (Banks)	11,561,762
190,219	Bid Corp. Ltd. (Food & Staples Retailing)	4,437,659
496,404	Clicks Group Ltd. (Food & Staples Retailing)	8,069,488
1,529,591	FirstRand Ltd. (Diversified Financials)	6,612,398
894,228	JSE Ltd. (Diversified Financials)	7,693,302

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)
350,472	Santam Ltd. (Insurance)	$6,549,968
6,355,504	Transaction Capital Ltd. (Diversified Financials)	9,274,270

		54,198,847

South Korea – 12.6%
373,363	Hankook Tire & Technology Co. Ltd. (Automobiles & Components)	9,955,768
120,639	Kolmar Korea Co. Ltd. (Household & Personal Products)	4,968,052
63,726	LG Chem Ltd. (Materials)	16,813,787
149,657	LG Electronics, Inc. (Consumer Durables & Apparel)	8,576,730
131,073	NAVER Corp. (Media & Entertainment)	18,480,830
44,361	NCSoft Corp. (Media & Entertainment)	19,687,229
597,778	Orange Life Insurance Ltd. (Insurance)(b)	14,372,129
96,084	Orion Corp. (Food, Beverage & Tobacco)	8,729,657
40,588	Pearl Abyss Corp. (Media & Entertainment)*(c)	7,550,154
84,637	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)(c)	8,194,089
1,929,660	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	83,399,617
24,094	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	4,482,055
263,443	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	18,524,259

		223,734,356

Taiwan – 8.4%
20,692,000	FIT Hon Teng Ltd. (Technology Hardware & Equipment)(b)	8,401,895
684,700	Kingpak Technology, Inc. (Technology Hardware & Equipment)	3,331,561
121,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	17,754,859
713,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	6,467,723
1,186,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	7,597,086
547,000	President Chain Store Corp. (Food & Staples Retailing)	5,456,934
203,211	Sea Ltd. ADR (Media & Entertainment)*	6,047,559

Common Stocks – (continued)
Taiwan – (continued)
9,547,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	93,567,381

		148,624,998

Thailand – 1.2%
8,015,100	Airports of Thailand PCL (Transportation)	20,766,868

Turkey – 0.3%
1,236,721	Eregli Demir ve Celik Fabrikalari TAS (Materials)	1,413,773
2,646,333	Sok Marketler Ticaret A/S (Food & Staples Retailing)*	4,114,088

		5,527,861

United Arab Emirates – 1.0%
1,283,990	Network International Holdings plc (Software & Services)*(b)	8,998,001
337,345	NMC Health plc (Health Care Equipment & Services)	9,562,609

		18,560,610

Vietnam – 0.8%
2,461,803	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	13,772,110

TOTAL COMMON STOCKS
(Cost $1,604,864,070)		$1,697,168,868

Exchange Traded Funds – 3.7%
1,371,838	iShares MSCI Emerging Markets ETF(c)	$58,412,862
209,128	iShares MSCI Malaysia ETF	5,880,679

TOTAL EXCHANGE TRADED FUNDS
(Cost $69,532,767)		$64,293,541

Shares	Dividend Rate	Value

Investment Company(d) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,059,064	1.701%	$6,059,064
(Cost $6,059,064)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,680,455,901)		$1,767,521,473

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 2.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
43,343,504	1.701%	$43,343,504
(Cost $43,343,504)

TOTAL INVESTMENTS – 102.0%
(Cost $1,723,799,405)		$1,810,864,977

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%		(35,811,199)

NET ASSETS – 100.0%		$1,775,053,778

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	All or a portion of security is on loan.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 98.7%
Argentina – 1.4%
199	MercadoLibre, Inc. (Retailing)*	$103,782

Brazil – 8.1%
11,000	Atacadao SA (Food & Staples Retailing)*	52,415
14,200	B3 SA – Brasil Bolsa Balcao (Diversified Financials)	171,299
19,706	Banco Bradesco SA ADR (Banks)	172,625
11,900	IRB Brasil Resseguros S/A (Insurance)	112,131
2,179	Pagseguro Digital Ltd. Class A (Software & Services)*	80,797

		589,267

China – 28.0%
907	58.com, Inc. ADR (Media & Entertainment)*	47,899
1,972	Alibaba Group Holding Ltd. ADR (Retailing)*	348,393
8,500	Anhui Conch Cement Co. Ltd. Class H (Materials)	50,802
7,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	68,475
14,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	55,814
33,000	China Merchants Bank Co. Ltd. Class H (Banks)	157,385
3,400	Contemporary Amperex Technology Co. Ltd. Class A (Capital Goods)	33,184
4,300	Gree Electric Appliances, Inc. of Zhuhai Class A (Consumer Durables & Apparel)	35,872
6,900	Meituan Dianping Class B (Retailing)*	82,304
18,100	NARI Technology Co. Ltd. Class A (Capital Goods)	56,403
585	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	71,405
19,000	Nexteer Automotive Group Ltd. (Automobiles & Components)	17,708
23,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	265,461
5,200	Shanghai International Airport Co. Ltd. Class A (Transportation)	56,318
2,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	56,029
5,800	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	93,228
11,900	Tencent Holdings Ltd. (Media & Entertainment)	482,699
4,860	WuXi AppTec Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	58,596

		2,037,975

Colombia – 0.3%
1,700	Banco Davivienda SA (Preference) (Banks)(b)	21,728

Czech Republic – 0.9%
19,286	Moneta Money Bank A/S (Banks)(a)	64,032

Common Stocks – (continued)
Egypt – 0.9%
13,256	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	65,485

Greece – 0.9%
3,334	JUMBO SA (Retailing)	64,954

Hong Kong – 6.0%
22,600	AIA Group Ltd. (Insurance)	225,056
3,067	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	95,549
48,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	71,467
5,500	Techtronic Industries Co. Ltd. (Capital Goods)	42,983

		435,055

India – 13.7%
13,563	Axis Bank Ltd. (Banks)	140,528
1,255	Bajaj Finance Ltd. (Diversified Financials)	71,168
3,651	Dalmia Bharat Ltd. (Materials)	41,684
3,274	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	80,949
164	Eicher Motors Ltd. (Automobiles & Components)	51,996
4,822	ICICI Lombard General Insurance Co. Ltd. (Insurance)(a)	91,289
2,278	Info Edge India Ltd. (Media & Entertainment)	82,468
8,471	Infosys Ltd. (Software & Services)	81,456
2,898	Infosys Ltd. ADR (Software & Services)	27,792
1,777	Larsen & Toubro Infotech Ltd. (Software & Services)(a)	43,138
1,549	Maruti Suzuki India Ltd. (Automobiles & Components)	165,044
35	MRF Ltd. (Automobiles & Components)	32,372
305	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	52,643
2,263	SBI Life Insurance Co. Ltd. (Insurance)(a)	31,596

		994,123

Indonesia – 2.2%
61,300	Bank Central Asia Tbk. PT (Banks)	137,210
29,200	Semen Indonesia Persero Tbk. PT (Materials)	26,335

		163,545

Mexico – 2.0%
12,300	Grupo Cementos de Chihuahua SAB de CV (Materials)	68,756
39,300	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)*	79,247

		148,003

Peru – 1.9%
321	Credicorp Ltd. (Banks)	68,707

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Peru – (continued)
1,676	Intercorp Financial Services, Inc. (Banks)*	$69,939

		138,646

Philippines – 0.5%
8,430	Jollibee Foods Corp. (Consumer Services)	38,520

Poland – 0.9%
6,614	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	66,040

Russia – 3.3%
39,110	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	57,974
12,377	Sberbank of Russia PJSC ADR (Banks)	181,973

		239,947

South Africa – 3.5%
6,782	Absa Group Ltd. (Banks)	69,557
1,370	Bid Corp. Ltd. (Food & Staples Retailing)	31,961
3,659	Clicks Group Ltd. (Food & Staples Retailing)	59,480
9,444	FirstRand Ltd. (Diversified Financials)	40,826
2,663	Santam Ltd. (Insurance)	49,769

		251,593

South Korea – 13.6%
1,614	Hankook Tire & Technology Co. Ltd. (Automobiles & Components)	43,037
278	LG Chem Ltd. (Materials)	73,349
684	LG Electronics, Inc. (Consumer Durables & Apparel)	39,199
724	NAVER Corp. (Media & Entertainment)	102,081
203	NCSoft Corp. (Media & Entertainment)	90,091
2,915	Orange Life Insurance Ltd. (Insurance)(a)	70,084
435	Orion Corp. (Food, Beverage & Tobacco)	39,522
187	Pearl Abyss Corp. (Media & Entertainment)*	34,786
362	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	35,047
8,530	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	368,665
110	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	20,463
1,077	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	75,730

		992,054

Taiwan – 9.0%
1,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	146,734
3,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	27,214
5,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	32,028
896	Sea Ltd. ADR (Media & Entertainment)*	26,665

43,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	421,392

		654,033

Thailand – 1.0%
27,200	Airports of Thailand PCL (Transportation)	70,474

Turkey – 0.2%
10,644	Eregli Demir ve Celik Fabrikalari TAS (Materials)	12,168

United Arab Emirates – 0.4%
1,082	NMC Health plc (Health Care Equipment & Services)	30,671

TOTAL COMMON STOCKS (Cost $6,902,314)		$7,182,095

Exchange Traded Fund – 0.3%
764	iShares MSCI Malaysia ETF	$21,484
(Cost $23,341)

TOTAL INVESTMENTS – 99.0%
(Cost $6,925,655)		$7,203,579

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		75,127

NET ASSETS – 100.0%		$7,278,706

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 97.1%
Bangladesh – 4.8%
881,968	BRAC Bank Ltd. (Banks)*	$526,455
224,297	Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	622,062

		1,148,517

Brazil – 5.1%
128,700	IRB Brasil Resseguros S/A (Insurance)	1,212,710

China – 22.4%
15,830	58.com, Inc. ADR (Media & Entertainment)*	835,982
16,771	Ctrip.com International Ltd. ADR (Retailing)*	553,275
583,800	Haier Smart Home Co. Ltd. Class A (Consumer Durables & Apparel)	1,326,737
349,800	Maoyan Entertainment (Retailing)*(a)	503,080
5,594	Prosus NV (Retailing)*	385,757
248,679	Shenzhen Inovance Technology Co. Ltd. Class A (Capital Goods)	880,329
7,661	TAL Education Group ADR (Consumer Services)*	327,967
135,900	Zhuzhou CRRC Times Electric Co. Ltd. Class H (Capital Goods)	504,266

		5,317,393

Egypt – 8.0%
1,407,483	Cleopatra Hospital (Health Care Equipment & Services)*	538,053
270,834	Commercial International Bank Egypt SAE (Banks)	1,359,204

		1,897,257

Hong Kong – 1.3%
31,200	AIA Group Ltd. (Insurance)	310,697

Indonesia – 1.6%
295,900	Map Aktif Adiperkasa PT (Retailing)*	115,413
3,804,400	Mitra Adiperkasa Tbk. PT (Retailing)	270,988

		386,401

Japan – 4.9%
24,400	Suzuki Motor Corp. (Automobiles & Components)	1,152,024

Mexico – 4.3%
252,900	Alsea SAB de CV (Consumer Services)*	674,698
63,333	Grupo Financiero Banorte SAB de CV Class O (Banks)	345,695

		1,020,393

Philippines – 2.6%
318,680	Bank of the Philippine Islands (Banks)	608,832

Russia – 2.0%
14,501	Yandex NV Class A (Media & Entertainment)*	484,188

Common Stocks – (continued)
Saudi Arabia – 1.1%
12,869	Leejam Sports Co. JSC (Consumer Services)	264,819

Slovenia – 2.8%
55,545	Nova Ljubljanska Banka dd GDR (Banks)	662,858

South Africa – 7.2%
11,991	Naspers Ltd. Class N (Retailing)	1,696,830

South Korea – 7.6%
9,304	Cosmax, Inc. (Household & Personal Products)	636,181
2,382	LG Chem Ltd. (Materials)	628,479
22,587	Orange Life Insurance Ltd. (Insurance)(a)	543,050

		1,807,710

Taiwan – 4.3%
234,000	Delta Electronics, Inc. (Technology Hardware & Equipment)	1,027,373

Turkey – 3.3%
58,257	Mavi Giyim Sanayi ve Ticaret A/S Class B (Consumer Durables & Apparel)*(a)	470,101
197,419	Sok Marketler Ticaret A/S (Food & Staples Retailing)*	306,915

		777,016

United Arab Emirates – 12.3%
663,511	Emirates NBD PJSC (Banks)	2,167,894
26,464	NMC Health plc (Health Care Equipment & Services)	750,166

		2,918,060

Vietnam – 1.5%
147,012	FPT Corp. (Technology Hardware & Equipment)	365,969

TOTAL COMMON STOCKS (Cost $22,939,614)		$23,059,047

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Schedule of Investments (continued)

October 31, 2019

Units	Description	Expiration Month	Value

Right* – 0.4%
United Arab Emirates – 0.4%
90,591	Emirates NBD PJSC (Banks)	11/2019	$86,330
(Cost $ $0)

TOTAL INVESTMENTS – 97.5%
(Cost $22,939,614)			$23,145,377

OTHER ASSETS IN EXCESS OF
LIABILITIES – 2.5%			596,788

NET ASSETS – 100.0%			$23,742,165

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2019

	Asia Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund	Imprint Emerging Markets Opportunities Fund
Assets:
Investments in unaffiliated issuers, at value (cost $66,083,597, $1,674,396,837, $6,925,655 and $22,939,614)(a)	$73,221,292	$1,761,462,409	$7,203,579	$23,145,377
Investments in affiliated issuers, at value (cost $461,147, $6,059,064, $0 and $0)	461,147	6,059,064	—	—
Investments in affiliated securities lending reinvestment vehicle, at value (cost $1,018,700, $43,343,504, $0 and $0)	1,018,700	43,343,504	—	—
Cash	538,642	6,137,346	—	133,079
Foreign currencies, at value (cost $94,160, $2,470,208, $109,173 and $462,831)	93,803	2,460,334	109,176	462,921
Receivables:
Dividends	34,760	993,097	1,908	7,524
Reimbursement from investment adviser	33,361	60,307	40,925	36,627
Foreign tax reclaims	23,976	234,960	1,212	4,656
Fund shares sold	493	1,839,234	—	118,000
Securities lending income	449	22,279	—	—
Investments sold	—	1,301,667	9,125	—
Other assets	31,670	84,316	34,332	26,841
Total assets	75,458,293	1,823,998,517	7,400,257	23,935,025

Liabilities:
Payables:
Payable upon return of securities loaned	1,018,700	43,343,504	—	—
Foreign capital gains taxes	255,331	1,542,372	6,578	4,668
Management fees	61,135	1,494,268	5,903	21,377
Fund shares redeemed	17,125	1,551,156	—	13,005
Distribution and Service fees and Transfer Agency fees	6,610	180,396	389	3,240
Due to custodian	—	—	36,902	—
Accrued expenses	148,969	833,043	71,779	150,570
Total liabilities	1,507,870	48,944,739	121,551	192,860

Net Assets:
Paid-in capital	68,131,708	1,824,859,599	7,213,579	80,727,150
Total distributable earnings (loss)	5,818,715	(49,805,821)	65,127	(56,984,985)
NET ASSETS	$73,950,423	$1,775,053,778	$7,278,706	$23,742,165
Net Assets:
Class A	$13,396,684	$230,233,823	$50,104	$3,562,634
Class C	895,892	30,115,362	49,359	1,248,601
Institutional	6,327,251	940,631,771	6,911,680	4,082,360
Service	—	24,182,814	—	—
Investor	225,732	135,483,619	50,064	1,465,431
Class P	52,672,966	389,018,969	—	13,374,875
Class R	—	—	167,330	—
Class R6	431,898	25,387,420	50,169	8,264
Total Net Assets	$73,950,423	$1,775,053,778	$7,278,706	$23,742,165
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	517,857	11,311,293	5,034	421,962
Class C	38,716	1,661,902	5,000	155,625
Institutional	228,989	43,053,677	692,410	480,696
Service	—	1,228,647	—	—
Investor	8,221	6,254,304	5,020	172,361
Class P	1,911,805	17,730,538	—	1,576,305
Class R	—	—	16,841	—
Class R6	15,681	1,157,079	5,025	973
Net asset value, offering and redemption price per share:(b)
Class A	$25.87	$20.35	$9.95	$8.44
Class C	23.14	18.12	9.87	8.02
Institutional	27.63	21.85	9.98	8.49
Service	—	19.68	—	—
Investor	27.46	21.66	9.97	8.50
Class P	27.55	21.94	—	8.48
Class R	—	—	9.94	—
Class R6	27.54	21.94	9.98	8.49

(a)	Includes loaned securities having a market value of $994,402 and $41,817,794, for the Asia Equity and Emerging Markets Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Asia Equity, Emerging Markets Equity, ESG Emerging Markets Equity and Imprint Emerging Markets Opportunities Funds is $27.38, $21.53, $10.53 and $8.93, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2019

	Asia Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund	Imprint Emerging Markets Opportunities Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $127,198, $2,956,976, $15,378 and $117,641)	$1,164,097	$31,117,845	$146,821	$821,654

Dividends — affiliated issuers	41,692	168,766	149	—

Securities lending income — affiliated issuer	6,818	383,467	—	3,421

Income from non-cash dividends	—	—	—	953,860

Total investment income	1,212,607	31,670,078	146,970	1,778,935

Expenses:

Management fees	715,157	16,308,520	69,861	369,528

Custody, accounting and administrative services	144,166	1,207,735	53,071	158,619

Professional fees	121,000	126,571	93,866	111,969

Registration fees	94,810	276,965	59,645	114,527

Distribution and Service fees(a)	43,837	799,189	951	32,827

Transfer Agency fees(a)	43,767	1,090,451	3,138	25,550

Printing and mailing costs	41,591	280,655	28,760	39,748

Trustee fees	16,023	18,515	15,922	15,960

Service share fees — Service and Shareholder Administration Plan	—	114,490	—	—

Amortization of offering costs	—	—	173,573	—

Other	64,168	205,079	23,762	78,085

Total expenses	1,284,519	20,428,170	522,549	946,813

Less — expense reductions	(403,188)	(405,936)	(435,118)	(458,036)

Net expenses	881,331	20,022,234	87,431	488,777

NET INVESTMENT INCOME	331,276	11,647,844	59,539	1,290,158

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,349,399)	(45,896,308)	(130,442)	2,729,696

Foreign currency transactions	(21,513)	(27,366)	(8,362)	(8,384)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $338,838, $2,258,273, $6,488 and $0)	13,646,035	300,745,103	1,276,785	(1,640,849)

Foreign currency translation	185,510	821,270	(159)	150

Net realized and unrealized gain	12,460,633	255,642,699	1,137,822	1,080,613

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,791,909	$267,290,543	$1,197,361	$2,370,771

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Asia Equity	$33,827	$10,010	$—	$23,908	$1,773	$2,638	$—	$400	$14,933	$—	$115
Emerging Markets Equity	470,297	328,892	—	330,907	58,197	330,691	9,159	244,490	108,478	—	8,529
ESG Emerging Markets Equity	117	464	370	83	82	2,747	—	83	—	129	14
Imprint Emerging Markets Opportunities	14,687	18,140	—	10,406	3,218	3,356	—	4,208	4,358	—	4

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund		Emerging Markets Equity Fund
	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:
Net investment income	$331,276	$449,197	$11,647,844	$11,198,656
Net realized gain (loss)	(1,370,912)	4,138,041	(45,923,674)	(65,598,883)
Net change in unrealized gain (loss)	13,831,545	(17,738,709)	301,566,373	(284,498,586)
Net increase (decrease) in net assets resulting from operations	12,791,909	(13,151,471)	267,290,543	(338,898,813)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(889,921)	(243,743)	(673,495)	(628,195)
Class C Shares	(72,137)	(31,458)	—	(70,973)
Institutional Shares	(433,817)	(896,416)	(5,268,709)	(6,577,764)
Service Shares	—	—	(49,751)	(162,107)
Investor Shares	(17,126)	(7,250)	(901,707)	(666,445)
Class P Shares(a)	(3,162,940)	—	(2,644,053)	—
Class R6 Shares	(539)	— (b)	(296,454)	(1,439)
Total distributions to shareholders	(4,576,480)	(1,178,867)	(9,834,169)	(8,106,923)

From share transactions:
Proceeds from sales of shares	5,319,738	77,910,413	780,205,137	1,728,143,752
Reinvestment of distributions	4,525,522	1,163,235	8,902,639	7,341,874
Cost of shares redeemed	(14,323,926)	(76,099,825)	(644,514,588)	(890,792,904)
Net increase (decrease) in net assets resulting from share transactions	(4,478,666)	2,973,823	144,593,188	844,692,722
TOTAL INCREASE (DECREASE)	3,736,763	(11,356,515)	402,049,562	497,686,986

Net Assets:
Beginning of year	70,213,660	81,570,175	1,373,004,216	875,317,230
End of year	$73,950,423	$70,213,660	$1,775,053,778	$1,373,004,216

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	ESG Emerging Markets Equity Fund		Imprint Emerging Markets Opportunities Fund
	For the Fiscal Year Ended October 31, 2019	For the Period Ended October 31, 2018(a)	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:
Net investment income	$59,539	$27,873	$1,290,158	$540,169
Net realized gain (loss)	(138,804)	(133,896)	2,721,312	4,288,947
Net change in unrealized gain (loss)	1,276,626	(1,005,277)	(1,640,699)	(14,322,693)
Net increase (decrease) in net assets resulting from operations	1,197,361	(1,111,300)	2,370,771	(9,493,577)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(100)	—	(43,316)	(1,461)
Class C Shares	—	—	—	—
Institutional Shares	(27,540)	—	(148,258)	(166,435)
Investor Shares	(167)	—	(18,320)	(11,520)
Class P Shares	—	—	(211,532)	— (b)
Class R Shares	(34)	—	—	—
Class R6 Shares	(206)	—	(117)	— (c)
Total distributions to shareholders	(28,047)	—	(421,543)	(179,416)

From share transactions:
Proceeds from sales of shares	1,219,951	7,000,065	1,128,191	20,613,181
Reinvestment of distributions	28,047	—	414,427	176,285
Cost of shares redeemed	(1,027,311)	(60)	(20,612,037)	(49,946,724)
Net increase (decrease) in net assets resulting from share transactions	220,687	7,000,005	(19,069,419)	(29,157,258)
TOTAL INCREASE (DECREASE)	1,390,001	5,888,705	(17,120,191)	(38,830,251)

Net Assets:
Beginning of period	5,888,705	—	40,862,356	79,692,607
End of period	$7,278,706	$5,888,705	$23,742,165	$40,862,356

(a)	Commenced operations on May 31, 2018.
(b)	Commenced operations on April 16, 2018.
(c)	Commenced operations on February 28, 2018.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Asia Equity Fund
	Class A Shares
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$23.13	$27.69	$21.08		$20.28	$20.04

Net investment income (loss)(a)	0.04	0.05	(0.02	)(b)	(0.02)	(0.03)

Net realized and unrealized gain (loss)	4.23	(4.22)	6.63		0.82	0.27

Total from investment operations	4.27	(4.17)	6.61		0.80	0.24

Distributions to shareholders from net investment income	(0.04)	—	—		—	—

Distributions to shareholders from net realized gains	(1.49)	(0.39)	—		—	—

Total distributions	(1.53)	(0.39)	—		—	—

Net asset value, end of year	$25.87	$23.13	$27.69		$21.08	$20.28

Total return(c)	19.54%	(15.32)%	31.36%		3.93%	1.20%

Net assets, end of year (in 000s)	$13,397	$13,598	$16,860		$14,975	$16,310

Ratio of net expenses to average net assets	1.51%	1.54%	1.55%		1.60%	1.69%

Ratio of total expenses to average net assets	2.10%	1.91%	2.03%		2.18%	1.99%

Ratio of net investment income (loss) to average net assets	0.17%	0.17%	(0.09	)%(b)	(0.08)%	(0.16)%

Portfolio turnover rate(d)	20%	39%	89%		111%	153%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Asia Equity Fund
	Class C Shares
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$20.95	$25.31	$19.41		$18.81	$18.73

Net investment loss(a)	(0.14)	(0.13)	(0.17	)(b)	(0.15)	(0.18)

Net realized and unrealized gain (loss)	3.82	(3.84)	6.07		0.75	0.26

Total from investment operations	3.68	(3.97)	5.90		0.60	0.08

Distributions to shareholders from net realized gains	(1.49)	(0.39)	—		—	—

Net asset value, end of year	$23.14	$20.95	$25.31		$19.41	$18.81

Total return(c)	18.66%	(15.94)%	30.35%		3.18%	0.43%

Net assets, end of year (in 000s)	$896	$1,318	$1,732		$1,810	$1,951

Ratio of net expenses to average net assets	2.27%	2.29%	2.30%		2.35%	2.44%

Ratio of total expenses to average net assets	2.85%	2.66%	2.78%		2.93%	2.76%

Ratio of net investment loss to average net assets	(0.63)%	(0.52)%	(0.79	)%(b)	(0.83)%	(0.91)%

Portfolio turnover rate(d)	20%	39%	89%		111%	153%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Asia Equity Fund
	Institutional Shares
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$24.56	$29.28	$22.20		$21.27	$20.99

Net investment income(a)	0.14	0.19	0.09	(b)	0.07	0.05

Net realized and unrealized gain (loss)	4.50	(4.51)	6.99		0.86	0.29

Total from investment operations	4.64	(4.32)	7.08		0.93	0.34

Distributions to shareholders from net investment income	(0.08)	(0.01)	—		—	(0.06)

Distributions to shareholders from net realized gains	(1.49)	(0.39)	—		—	—

Total distributions	(1.57)	(0.40)	—		—	(0.06)

Net asset value, end of year	$27.63	$24.56	$29.28		$22.20	$21.27

Total return(c)	19.98%	(14.98)%	31.91%		4.31%	1.60%

Net assets, end of year (in 000s)	$6,327	$6,997	$62,843		$56,077	$58,967

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%		1.20%	1.29%

Ratio of total expenses to average net assets	1.71%	1.47%	1.63%		1.78%	1.61%

Ratio of net investment income to average net assets	0.54%	0.63%	0.36	%(b)	0.32%	0.21%

Portfolio turnover rate(d)	20%	39%	89%		111%	153%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Asia Equity Fund
	Investor Shares(a)
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$24.41	$29.14	$22.12		$21.23	$20.98

Net investment income(b)	0.09	0.15	0.06	(c)	0.06	0.01

Net realized and unrealized gain (loss)	4.50	(4.48)	6.96		0.83	0.29

Total from investment operations	4.59	(4.33)	7.02		0.89	0.30

Distributions to shareholders from net investment income	(0.05)	(0.01)	—		—	(0.05)

Distributions to shareholders from net realized gains	(1.49)	(0.39)	—		—	—

Total distributions	(1.54)	(0.40)	—		—	(0.05)

Net asset value, end of year	$27.46	$24.41	$29.14		$22.12	$21.23

Total return(d)	19.86%	(15.11)%	31.74%		4.18%	1.46%

Net assets, end of year (in 000s)	$226	$392	$136		$57	$52

Ratio of net expenses to average net assets	1.27%	1.29%	1.30%		1.34%	1.44%

Ratio of total expenses to average net assets	1.85%	1.63%	1.78%		1.93%	1.75%

Ratio of net investment income to average net assets	0.35%	0.52%	0.24	%(c)	0.27%	0.06%

Portfolio turnover rate(e)	20%	39%	89%		111%	153%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Asia Equity Fund
	Class P Shares
	Year Ended October 31, 2019	April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$24.57	$30.61

Net investment income(a)	0.14	0.09

Net realized and unrealized gain (loss)	4.49	(6.13)

Total from investment operations	4.63	(6.04)

Distributions to shareholders from net investment income	(0.16)	—

Distributions to shareholders from net realized gains	(1.49)	—

Total distributions	(1.65)	—

Net asset value, end of period	$27.55	$24.57

Total return(b)	19.98%	(19.73)%

Net assets, end of period (in 000s)	$52,673	$47,901

Ratio of net expenses to average net assets	1.15%	1.14	%(c)

Ratio of total expenses to average net assets	1.70%	1.77	%(c)

Ratio of net investment income to average net assets	0.55%	0.59	%(c)

Portfolio turnover rate(d)	20%	39%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Asia Equity Fund
	Class R6 Shares
	Year Ended October 31, 2019	February 28, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$24.56	$30.83

Net investment income(a)	0.15	0.19

Net realized and unrealized gain (loss)	4.48	(6.46)

Total from investment operations	4.63	(6.27)

Distributions to shareholders from net investment income	(0.16)	—

Distributions to shareholders from net realized gains	(1.49)	—

Total distributions	(1.65)	—

Net asset value, end of period	$27.54	$24.56

Total return(b)	19.96%	(20.34)%

Net assets, end of period (in 000s)	$432	$8

Ratio of net expenses to average net assets	1.15%	1.15	%(c)

Ratio of total expenses to average net assets	1.70%	1.55	%(c)

Ratio of net investment income to average net assets	0.57%	1.00	%(c)

Portfolio turnover rate(d)	20%	39%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Class A Shares
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$17.18	$20.91	$16.23		$14.75	$16.00

Net investment income(a)	0.07	0.10	0.05	(b)	0.04	0.03

Net realized and unrealized gain (loss)	3.18	(3.69)	4.74		1.44	(1.28)

Total from investment operations	3.25	(3.59)	4.79		1.48	(1.25)

Distributions to shareholders from net investment income	(0.08)	(0.14)	(0.11)		—	—

Net asset value, end of year	$20.35	$17.18	$20.91		$16.23	$14.75

Total return(c)	19.03%	(17.32)%	29.78%		10.01%	(7.81)%

Net assets, end of year (in 000s)	$230,234	$152,596	$85,679		$59,593	$64,169

Ratio of net expenses to average net assets	1.55%	1.56%	1.57%		1.65%	1.67%

Ratio of total expenses to average net assets	1.58%	1.64%	1.75%		1.90%	1.91%

Ratio of net investment income to average net assets	0.39%	0.46%	0.29	%(b)	0.27%	0.17%

Portfolio turnover rate(d)	33%	52%	113%		92%	118%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Class C Shares
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$15.34	$18.72	$14.53		$13.31	$14.55

Net investment loss(a)	(0.06)	(0.05)	(0.09	)(b)	(0.06)	(0.10)

Net realized and unrealized gain (loss)	2.84	(3.30)	4.28		1.28	(1.14)

Total from investment operations	2.78	(3.35)	4.19		1.22	(1.24)

Distributions to shareholders from net investment income	—	(0.03)	—		—	—

Net asset value, end of year	$18.12	$15.34	$18.72		$14.53	$13.31

Total return(c)	18.12%	(17.91)%	28.84%		9.14%	(8.52)%

Net assets, end of year (in 000s)	$30,115	$33,252	$36,286		$30,104	$35,927

Ratio of net expenses to average net assets	2.30%	2.31%	2.32%		2.40%	2.41%

Ratio of total expenses to average net assets	2.33%	2.39%	2.50%		2.65%	2.67%

Ratio of net investment loss to average net assets	(0.33)%	(0.25)%	(0.55	)%(b)	(0.48)%	(0.68)%

Portfolio turnover rate(d)	33%	52%	113%		92%	118%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Institutional Shares
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$18.43	$22.40	$17.38		$15.75	$17.08

Net investment income(a)	0.17	0.20	0.12	(b)	0.11	0.08

Net realized and unrealized gain (loss)	3.40	(3.96)	5.07		1.54	(1.36)

Total from investment operations	3.57	(3.76)	5.19		1.65	(1.28)

Distributions to shareholders from net investment income	(0.15)	(0.21)	(0.17)		(0.02)	(0.05)

Net asset value, end of year	$21.85	$18.43	$22.40		$17.38	$15.75

Total return(c)	19.51%	(16.99)%	30.31%		10.43%	(7.49)%

Net assets, end of year (in 000s)	$940,632	$678,197	$664,085		$445,019	$326,068

Ratio of net expenses to average net assets	1.17%	1.17%	1.18%		1.25%	1.28%

Ratio of total expenses to average net assets	1.19%	1.24%	1.36%		1.50%	1.52%

Ratio of net investment income to average net assets	0.84%	0.91%	0.63	%(b)	0.69%	0.48%

Portfolio turnover rate(d)	33%	52%	113%		92%	118%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Service Shares
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$16.60	$20.21	$15.71		$14.29	$15.52

Net investment income(a)	0.06	0.07	0.02	(b)	0.02	— (c)

Net realized and unrealized gain (loss)	3.06	(3.56)	4.59		1.40	(1.23)

Total from investment operations	3.12	(3.49)	4.61		1.42	(1.23)

Distributions to shareholders from net investment income	(0.04)	(0.12)	(0.11)		—	—

Net asset value, end of year	$19.68	$16.60	$20.21		$15.71	$14.29

Total return(d)	18.85%	(17.38)%	29.65%		9.91%	(7.93)%

Net assets, end of year (in 000s)	$24,183	$19,922	$26,049		$19,069	$15,759

Ratio of net expenses to average net assets	1.67%	1.67%	1.68%		1.75%	1.77%

Ratio of total expenses to average net assets	1.69%	1.75%	1.86%		2.00%	2.02%

Ratio of net investment income to average net assets	0.32%	0.36%	0.11	%(b)	0.17%	0.02%

Portfolio turnover rate(e)	33%	52%	113%		92%	118%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Investor Shares(a)
	Year Ended October 31,
	2019	2018	2017		2016	2015
Per Share Data

Net asset value, beginning of year	$18.28	$22.24	$17.27		$15.67	$16.99

Net investment income(b)	0.12	0.17	0.13	(c)	0.08	0.01

Net realized and unrealized gain (loss)	3.38	(3.94)	5.01		1.53	(1.30)

Total from investment operations	3.50	(3.77)	5.14		1.61	(1.29)

Distributions to shareholders from net investment income	(0.12)	(0.19)	(0.17)		(0.01)	(0.03)

Net asset value, end of year	$21.66	$18.28	$22.24		$17.27	$15.67

Total return(d)	19.31%	(17.07)%	30.11%		10.26%	(7.62)%

Net assets, end of year (in 000s)	$135,484	$139,726	$62,974		$5,263	$1,424

Ratio of net expenses to average net assets	1.30%	1.31%	1.31%		1.40%	1.42%

Ratio of total expenses to average net assets	1.33%	1.38%	1.49%		1.64%	1.69%

Ratio of net investment income to average net assets	0.58%	0.79%	0.67	%(c)	0.52%	0.04%

Portfolio turnover rate(e)	33%	52%	113%		92%	118%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class P Shares
	Year Ended October 31, 2019	April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$18.51	$23.46

Net investment income(a)	0.17	0.10

Net realized and unrealized gain (loss)	3.41	(5.05)

Total from investment operations	3.58	(4.95)

Distributions to shareholders from net investment income	(0.15)	—

Net asset value, end of period	$21.94	$18.51

Total return(b)	19.47%	(21.06)%

Net assets, end of period (in 000s)	$389,019	$311,447

Ratio of net expenses to average net assets	1.16%	1.15	%(c)

Ratio of total expenses to average net assets	1.18%	1.24	%(c)

Ratio of net investment income to average net assets	0.82%	0.94	%(c)

Portfolio turnover rate(d)	33%	52%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class R6 Shares
	Year Ended October 31,					July 31, 2015* to October 31, 2015
	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of period	$18.51	$22.41	$17.38		$15.74	$16.72

Net investment income(a)	0.17	0.21	0.16	(b)	0.10	0.01

Net realized and unrealized gain (loss)	3.41	(4.00)	5.05		1.56	(0.99)

Total from investment operations	3.58	(3.79)	5.21		1.66	(0.98)

Distributions to shareholders from net investment income	(0.15)	(0.11)	(0.18)		(0.02)	—

Net asset value, end of period	$21.94	$18.51	$22.41		$17.38	$15.74

Total return(c)	19.52%	(16.96)%	30.35%		10.52%	(5.86)%

Net assets, end of period (in 000s)	$25,387	$37,865	$245		$5,012	$9

Ratio of net expenses to average net assets	1.16%	1.16%	1.17%		1.23%	1.24	%(d)

Ratio of total expenses to average net assets	1.18%	1.21%	1.35%		1.44%	1.53	%(d)

Ratio of net investment income to average net assets	0.82%	0.99%	0.88	%(b)	0.57%	0.14	%(d)

Portfolio turnover rate(e)	33%	52%	113%		92%	118%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class A Shares
	Year Ended October 31, 2019	May 31, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.40	$10.00

Net investment income(a)	0.04	0.03

Net realized and unrealized gain (loss)	1.53	(1.63)

Total from investment operations	1.57	(1.60)

Distributions to shareholders from net investment income	(0.02)	—

Net asset value, end of period	$9.95	$8.40

Total return(b)	18.74%	(16.00)%

Net assets, end of period (in 000s)	$50	$42

Ratio of net expenses to average net assets	1.60%	1.53	%(c)

Ratio of total expenses to average net assets	7.73%	10.28	%(c)

Ratio of net investment income to average net assets	0.44%	0.64	%(c)

Portfolio turnover rate(d)	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class C Shares
	Year Ended October 31, 2019	May 31, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.37	$10.00

Net investment loss(a)	(0.03)	—	(b)

Net realized and unrealized gain (loss)	1.53	(1.63)

Total from investment operations	1.50	(1.63)

Net asset value, end of period	$9.87	$8.37

Total return(c)	17.92%	(16.30)%

Net assets, end of period (in 000s)	$49	$42

Ratio of net expenses to average net assets	2.35%	2.28	%(d)

Ratio of total expenses to average net assets	8.49%	11.03	%(d)

Ratio of net investment loss to average net assets	(0.31)%	(0.11	)%(d)

Portfolio turnover rate(e)	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Institutional Shares
	Year Ended October 31, 2019	May 31, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.41	$10.00

Net investment income(a)	0.08	0.04

Net realized and unrealized gain (loss)	1.53	(1.63)

Total from investment operations	1.61	(1.59)

Distributions to shareholders from net investment income	(0.04)	—

Net asset value, end of period	$9.98	$8.41

Total return(b)	19.26%	(15.90)%

Net assets, end of period (in 000s)	$6,912	$5,679

Ratio of net expenses to average net assets	1.21%	1.14	%(c)

Ratio of total expenses to average net assets	7.31%	9.89	%(c)

Ratio of net investment income to average net assets	0.85%	1.03	%(c)

Portfolio turnover rate(d)	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Investor Shares
	Year Ended October 31, 2019	May 31, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.41	$10.00

Net investment income(a)	0.06	0.03

Net realized and unrealized gain (loss)	1.53	(1.62)

Total from investment operations	1.59	(1.59)

Distributions to shareholders from net investment income	(0.03)	—

Net asset value, end of period	$9.97	$8.41

Total return(b)	19.03%	(15.90)%

Net assets, end of period (in 000s)	$50	$42

Ratio of net expenses to average net assets	1.35%	1.28	%(c)

Ratio of total expenses to average net assets	7.49%	10.03	%(c)

Ratio of net investment income to average net assets	0.69%	0.89	%(c)

Portfolio turnover rate(d)	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R Shares
	Year Ended October 31, 2019	May 31, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.39	$10.00

Net investment income(a)	0.01	0.02

Net realized and unrealized gain (loss)	1.55	(1.63)

Total from investment operations	1.56	(1.61)

Distributions to shareholders from net investment income	(0.01)	—

Net asset value, end of period	$9.94	$8.39

Total return(b)	18.57%	(16.10)%

Net assets, end of period (in 000s)	$167	$42

Ratio of net expenses to average net assets	1.92%	1.78	%(c)

Ratio of total expenses to average net assets	7.68%	10.53	%(c)

Ratio of net investment income to average net assets	0.06%	0.39	%(c)

Portfolio turnover rate(d)	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R6 Shares
	Year Ended October 31, 2019	May 31, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.41	$10.00

Net investment income(a)	0.08	0.04

Net realized and unrealized gain (loss)	1.53	(1.63)

Total from investment operations	1.61	(1.59)

Distributions to shareholders from net investment income	(0.04)	—

Net asset value, end of period	$9.98	$8.41

Total return(b)	19.26%	(15.90)%

Net assets, end of period (in 000s)	$50	$42

Ratio of net expenses to average net assets	1.20%	1.13	%(c)

Ratio of total expenses to average net assets	7.34%	9.88	%(c)

Ratio of net investment income to average net assets	0.84%	1.04	%(c)

Portfolio turnover rate(d)	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Imprint Emerging Markets Opportunities Fund
	Class A Shares
	Year Ended October 31,
	2019		2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.04		$9.93	$8.98	$9.26	$11.25

Net investment income(a)	0.28	(b)	0.07	0.05	0.06	0.04

Net realized and unrealized gain (loss)	0.18		(1.96)	0.90	(0.32)	(2.03)

Total from investment operations	0.46		(1.89)	0.95	(0.26)	(1.99)

Distributions to shareholders from net investment income	(0.06)		— (c)	—	(0.02)	— (c)

Net asset value, end of year	$8.44		$8.04	$9.93	$8.98	$9.26

Total return(d)	5.72%		(19.03)%	10.58%	(2.84)%	(17.68)%

Net assets, end of year (in 000s)	$3,563		$6,345	$16,496	$25,955	$54,045

Ratio of net expenses to average net assets	1.73%		1.72%	1.73%	1.74%	1.73%

Ratio of total expenses to average net assets	3.12%		2.33%	2.11%	2.39%	2.07%

Ratio of net investment income to average net assets	3.24	%(b)	0.68%	0.50%	0.66%	0.35%

Portfolio turnover rate(e)	85%		11%	26%	27%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.25 per share and 2.90% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Imprint Emerging Markets Opportunities Fund
	Class C Shares
	Year Ended October 31,
	2019		2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$7.64		$9.51	$8.66	$8.98	$10.99

Net investment income (loss)(a)	0.23	(b)	(0.01)	(0.01)	(0.01)	(0.04)

Net realized and unrealized gain (loss)	0.15		(1.86)	0.86	(0.31)	(1.97)

Total from investment operations	0.38		(1.87)	0.85	(0.32)	(2.01)

Net asset value, end of year	$8.02		$7.64	$9.51	$8.66	$8.98

Total return(c)	4.97%		(19.66)%	9.82%	(3.55)%	(18.29)%

Net assets, end of year (in 000s)	$1,249		$2,082	$3,854	$5,642	$8,564

Ratio of net expenses to average net assets	2.48%		2.47%	2.48%	2.49%	2.48%

Ratio of total expenses to average net assets	3.87%		3.10%	2.84%	3.14%	2.82%

Ratio of net investment income (loss) to average net assets	2.84	%(b)	(0.11)%	(0.15)%	(0.07)%	(0.41)%

Portfolio turnover rate(d)	85%		11%	26%	27%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.25 per share and 2.90% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Imprint Emerging Markets Opportunities Fund
	Institutional Shares
	Year Ended October 31,
	2019		2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.12		$10.02	$9.02	$9.33	$11.34

Net investment income(a)	0.28	(b)	0.12	0.09	0.10	0.08

Net realized and unrealized gain (loss)	0.20		(1.99)	0.91	(0.33)	(2.04)

Total from investment operations	0.48		(1.87)	1.00	(0.23)	(1.96)

Distributions to shareholders from net investment income	(0.11)		(0.03)	— (c)	(0.08)	(0.05)

Net asset value, end of year	$8.49		$8.12	$10.02	$9.02	$9.33

Total return(d)	6.02%		(18.62)%	11.02%	(2.46)%	(17.34)%

Net assets, end of year (in 000s)	$4,082		$12,270	$50,730	$58,958	$115,099

Ratio of net expenses to average net assets	1.34%		1.33%	1.33%	1.33%	1.33%

Ratio of total expenses to average net assets	2.71%		1.91%	1.67%	1.99%	1.68%

Ratio of net investment income to average net assets	3.29	%(b)	1.24%	0.94%	1.08%	0.78%

Portfolio turnover rate(e)	85%		11%	26%	27%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.25 per share and 2.90% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Imprint Emerging Markets Opportunities Fund
	Investor Shares(a)
	Year Ended October 31,
	2019		2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.09		$9.98	$9.00	$9.30	$11.30

Net investment income(b)	0.27	(c)	0.08	0.08	0.08	0.06

Net realized and unrealized gain (loss)	0.21		(1.95)	0.90	(0.32)	(2.03)

Total from investment operations	0.48		(1.87)	0.98	(0.24)	(1.97)

Distributions to shareholders from net investment income	(0.07)		(0.02)	—	(0.06)	(0.03)

Net asset value, end of year	$8.50		$8.09	$9.98	$9.00	$9.30

Total return(d)	6.00%		(18.82)%	10.89%	(2.59)%	(17.45)%

Net assets, end of year (in 000s)	$1,465		$5,633	$8,613	$9,436	$13,092

Ratio of net expenses to average net assets	1.49%		1.47%	1.48%	1.48%	1.48%

Ratio of total expenses to average net assets	2.85%		2.11%	1.80%	2.14%	1.82%

Ratio of net investment income to average net assets	3.21	%(c)	0.86%	0.91%	0.90%	0.59%

Portfolio turnover rate(e)	85%		11%	26%	27%	48%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a corporate action which amounted to $0.25 per share and 2.90% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Imprint Emerging Markets Opportunities Fund
	Class P Shares
	Year Ended October 31, 2019		April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.11		$10.29

Net investment income (loss)(a)	0.41	(b)	(0.01)

Net realized and unrealized gain (loss)	0.08		(2.17)

Total from investment operations	0.49		(2.18)

Distributions to shareholders from net investment income	(0.12)		—

Net asset value, end of period	$8.48		$8.11

Total return(c)	6.15%		(21.19)%

Net assets, end of period (in 000s)	$13,375		$14,524

Ratio of net expenses to average net assets	1.34%		1.32	%(d)

Ratio of total expenses to average net assets	2.74%		2.28	%(d)

Ratio of net investment income (loss) to average net assets	4.79	%(b)	(0.18	)%(d)

Portfolio turnover rate(e)	85%		11%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.25 per share and 2.90% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Imprint Emerging Markets Opportunities Fund
	Class R6 Shares
	Year Ended October 31, 2019		February 28, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.12		$10.43

Net investment income(a)	0.44	(b)	0.08

Net realized and unrealized gain (loss)	0.05		(2.39)

Total from investment operations	0.49		(2.31)

Distributions to shareholders from net investment income	(0.12)		—

Net asset value, end of period	$8.49		$8.12

Total return(c)	6.12%		(22.15)%

Net assets, end of period (in 000s)	$8		$8

Ratio of net expenses to average net assets	1.35%		1.34	%(d)

Ratio of total expenses to average net assets	2.76%		2.00	%(d)

Ratio of net investment income to average net assets	5.05	%(b)	1.33	%(d)

Portfolio turnover rate(e)	85%		11%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.25 per share and 2.90% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements

October 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Asia Equity	A, C, Institutional, Investor, P and R6	Diversified
Emerging Markets Equity	A, C, Institutional, Service, Investor, P and R6	Diversified
ESG Emerging Markets Equity	A, C, Institutional, Investor, R and R6	Diversified
Imprint Emerging Markets Opportunities+	A, C, Institutional, Investor, P and R6	Diversified

+	Formerly, the Goldman Sachs N-11 Equity Fund. Effective at the close of business on August 30, 2019, the Fund’s name changed to the Goldman Sachs Imprint Emerging Markets Opportunities Fund.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Offering Costs — Offering costs paid in connection with the offering of shares of the ESG Emerging Markets Equity Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2019:

ASIA EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$5,653,574	$65,824,508	$—

Exchange Traded Funds	1,743,210	—	—

Investment Company	461,147	—	—

Securities Lending Reinvestment Vehicle	1,018,700	—	—

Total	$8,876,631	$65,824,508	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$62,687,368	$—

Asia	124,020,064	1,243,194,838	—

Europe	—	50,146,568	—

North America	34,403,307	—	—

South America	143,351,935	39,364,788	—

Exchange Traded Funds	64,293,541	—	—

Investment Company	6,059,064	—	—

Securities Lending Reinvestment Vehicle	43,343,504	—	—

Total	$415,471,415	$1,395,393,562	$—

ESG EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$317,078	$—

Asia	704,127	4,964,438	—

Europe	—	195,026	—

North America	148,003	—	—

South America	831,695	21,728	—

Exchange Traded Fund	21,484	—	—

Total	$1,705,309	$5,498,270	$—

IMPRINT EMERGING MARKETS OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$3,594,087	$—

Asia	2,201,412	14,453,917	—

Europe	—	662,858	—

North America	1,020,393	—	—

South America	1,212,710	—	—

Total	$4,434,515	$18,710,862	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

October 31, 2019

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.02	1.02	0.92	0.87	0.85	1.02	1.02
ESG Emerging Markets Equity	0.98	0.98	0.88	0.84	0.82	0.98	0.98
Imprint Emerging Markets Opportunities	1.05	1.05	0.95	0.90	0.88	1.12	1.12

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

Prior to August 30, 2019, the contractual management fee rates for the Imprint Emerging Markets Opportunities Fund were as set forth in the Fund’s prospectus dated February 28, 2019:

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Imprint Emerging Markets Opportunities	1.13%	1.13%	1.02%	0.97%	0.95%

The Asia Equity, Emerging Markets Equity and ESG Emerging Markets Equity Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2019, GSAM waived $3,065, $12,334 and $12 of the Asia Equity, Emerging Markets Equity and ESG Emerging Markets Equity Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Asia Equity	$2,707	$—
Emerging Markets Equity	21,065	5
ESG Emerging Markets Equity	—	—
Imprint Emerging Markets Opportunities	—	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2019, the annual rates were as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares. Effective February 28, 2019 Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, and Investor Shares of the Asia Equity Fund through at least February 28, 2020, and prior to such date the Investment Adviser and Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Asia Equity, Emerging Markets Equity, ESG Emerging Markets Equity and Imprint Emerging Markets Opportunities Funds are 0.114%, 0.104%, 0.124% and 0.164%, respectively. These

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Notes to Financial Statements (continued)

October 31, 2019

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Other Expense limitations will remain in place through at least February 28, 2020 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
Asia Equity	$3,065	$2,894	$3,911	$393,318	$403,188
Emerging Markets Equity	12,334	34,947	—	358,655	405,936
ESG Emerging Markets Equity	12	157	—	434,949	435,118
Imprint Emerging Markets Opportunities	—	370	—	457,666	458,036

G.  Line of Credit Facility — As of October 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2019, Goldman Sachs earned $2,514, $172 and $300 in brokerage commissions from portfolio transactions on behalf of the Emerging Markets Equity, ESG Emerging Markets Equity and Imprint Emerging Markets Opportunities Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2019:

Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2019	Shares as of October 31, 2019	Dividend Income From Affiliated Investment Company
Asia Equity	$4,247,434	$16,375,002	$(20,161,289)	$461,147	461,147	$41,692
Emerging Markets Equity	4,537,319	308,042,346	(306,520,601)	6,059,064	6,059,064	168,766
ESG Emerging Markets Equity	—	473,770	(473,770)	—	—	149

As of October 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class A	Class C	Institutional	Investor	Class R	Class R6
Asia Equity	—%	—%	—%	15%	—%	—%
ESG Emerging Markets Equity	100	100	98	100	30	100
Imprint Emerging Markets Opportunities	—	—	—	—	—	100

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2019, were as follows:

Fund	Purchases	Sales and Maturities
Asia Equity	$14,082,872	$18,318,990
Emerging Markets Equity	671,523,167	520,318,885
ESG Emerging Markets Equity	4,273,464	3,967,452
Imprint Emerging Markets Opportunities	28,076,012	46,802,455

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Asia Equity, Emerging Markets Equity and Imprint Emerging Markets Opportunities Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Asia Equity, Emerging Markets Equity and Imprint Emerging Markets Opportunities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2019 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

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Notes to Financial Statements (continued)

October 31, 2019

6. SECURITIES LENDING (continued)

Each of the Asia Equity, Emerging Markets Equity and Imprint Emerging Markets Opportunities Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended October 31, 2019
Fund	Earnings of GSAL Relating to Securites Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amount Payable to Goldman Sachs upon Return of Securities Loaned as of October 31, 2019
Asia Equity	$752	$—	$—
Emerging Markets Equity	42,544	102,554	8,143,504
Imprint Emerging Markets Opportunities	375	13	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2019.

Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2019
Asia Equity	$116,025	$9,902,582	$(8,999,907)	$1,018,700
Emerging Markets Equity	14,895,089	462,124,263	(433,675,848)	43,343,504
Imprint Emerging Markets Opportunities	630,375	7,162,567	(7,792,942)	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows:

	Asia Equity	Emerging Markets Equity	ESG Emerging Markets Equity	Impring Emerging Markets Opportunities
Distributions paid from:
Ordinary income	$362,857	$9,834,169	$28,047	$421,543
Net long-term capital gains	4,213,623	—	—	—
Total	$4,576,480	$9,834,169	$28,047	$421,543

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows:

	Asia Equity	Emerging Markets Equity	ESG Emerging Markets Equity	Imprint Emerging Markets Opportunities
Distributions paid from:
Ordinary income	$13,472	$8,106,923	$—	$179,416
Net long-term capital gains	1,165,395	—	—	—
Total	$1,178,867	$8,106,923	$—	$179,416

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7. TAX INFORMATION (continued)

As of October 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Asia Equity	Emerging Markets Equity	ESG Emerging Markets Equity	Impring Emerging Markets Opportunities
Undistributed ordinary income — net	$600,899	$19,618,259	$54,516	$1,222,566
Undistributed long-term capital gains	—	—	—	—
Total undistributed earnings	$600,899	$19,618,259	$54,516	$1,222,566
Capital loss carryforwards:
Perpetual long-term	$(673,981)	$(53,722,196)	$(34,082)	$(26,604,715)
Perpetual short-term	(705,172)	(93,713,818)	(210,270)	(31,944,098)
Total capital loss carryforwards	$(1,379,153)	$(147,436,014)	$(244,352)	$(58,548,813)
Unrealized gains — net	6,596,969	78,011,934	254,963	341,262
Total accumulated gains (losses) — net	$5,818,715	$(49,805,821)	$65,127	$(56,984,985)

As of October 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Asia Equity	Emerging Markets Equity	ESG Emerging Markets Equity	Impring Emerging Markets Opportunities
Tax cost	$67,864,172	$1,731,108,300	$6,942,041	$22,964,473
Gross unrealized gain	14,843,904	226,694,961	730,689	2,191,044
Gross unrealized loss	(8,246,935)	(148,683,027)	(475,726)	(1,849,782)
Net unrealized gain	$6,596,969	$78,011,934	$254,963	$341,262

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

The ESG Emerging Markets Equity Fund reclassified $5,328 from paid in capital to distributable earnings for the year ending October 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the NAV of the Fund and result primarily from certain non-deductible expenses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

ESG Standards Risk — The ESG Emerging Markets Equity Fund’s adherence to its environmental, social and governance (“ESG”) criteria and the application of GSAM’s supplemental ESG analysis when selecting investments may affect the Fund’s exposure to certain companies, sectors, regions, and countries and may affect the Fund’s performance depending on whether such investments are in or out of favor. For example, the Fund will not seek to invest in companies that GSAM believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Fund will not seek to invest in companies that GSAM believes show inadequate governance standards (e.g., certain state-owned enterprises).

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2019

8. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

8. OTHER RISKS (continued)

with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

At a meeting held on August 14, 2019, upon the recommendation of GSAM, the Board of Trustees of the Goldman Sachs Trust approved certain changes to the Goldman Sachs Asia Equity Fund’s name, principal investment strategy and benchmark, amongst other changes. Effective after the close of business on November 20, 2019, the Fund’s name changed to the “Goldman Sachs China Equity Fund.” However, the Fund’s current investment objective to seek long-term capital appreciation has not changed.

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Funds will bear their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date other than the above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	100,472	$2,465,209	215,101	$5,987,069
Reinvestment of distributions	38,407	858,528	8,226	233,609
Shares redeemed	(208,987)	(5,053,525)	(244,210)	(6,833,623)
	(70,108)	(1,729,788)	(20,883)	(612,945)
Class C Shares
Shares sold	6,183	131,992	30,241	806,036
Reinvestment of distributions	3,328	66,890	1,145	29,647
Shares redeemed	(33,688)	(735,710)	(36,927)	(915,957)
	(24,177)	(536,828)	(5,541)	(80,274)
Institutional Shares
Shares sold	56,003	1,438,836	392,167	11,942,821
Reinvestment of distributions	17,609	419,499	29,693	892,729
Shares redeemed	(129,539)	(3,261,359)	(2,283,537)	(65,021,389)
	(55,927)	(1,403,024)	(1,861,677)	(52,185,839)
Investor Shares
Shares sold	2,795	74,498	40,676	1,223,331
Reinvestment of distributions	724	17,126	242	7,250
Shares redeemed	(11,360)	(283,760)	(29,519)	(871,564)
	(7,841)	(192,136)	11,399	359,017
Class P Shares(a)
Shares sold	23,591	611,925	2,041,704	57,941,156
Reinvestment of distributions	132,977	3,162,940	—	—
Shares redeemed	(194,578)	(4,752,501)	(91,889)	(2,457,292)
	(38,010)	(977,636)	1,949,815	55,483,864
Class R6 Shares(b)
Shares sold	24,436	597,278	324	10,000
Reinvestment of distributions	23	539	—	—
Shares redeemed	(9,102)	(237,071)	—	—
	15,357	360,746	324	10,000

NET INCREASE (DECREASE)	(180,706)	$(4,478,666)	73,437	$2,973,823

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,814,401	$132,500,133	7,534,544	$159,698,335
Reinvestment of distributions	37,945	644,306	27,247	590,988
Shares redeemed	(4,421,848)	(82,650,999)	(2,778,087)	(58,228,632)
	2,430,498	50,493,440	4,783,704	102,060,691
Class C Shares
Shares sold	475,915	7,954,572	1,205,035	23,137,573
Reinvestment of distributions	—	—	3,236	63,061
Shares redeemed	(981,996)	(16,512,774)	(978,503)	(17,043,397)
	(506,081)	(8,558,202)	229,768	6,157,237
Institutional Shares
Shares sold	21,184,595	429,740,047	38,923,020	889,487,169
Reinvestment of distributions	240,543	4,370,669	252,609	5,858,001
Shares redeemed	(15,168,077)	(301,279,401)	(32,025,759)	(683,921,550)
	6,257,061	132,831,315	7,149,870	211,423,620
Service Shares
Shares sold	265,718	4,913,041	297,907	6,043,336
Reinvestment of distributions	2,995	49,234	7,730	162,107
Shares redeemed	(240,524)	(4,530,984)	(394,066)	(7,773,105)
	28,189	431,291	(88,429)	(1,567,662)
Investor Shares
Shares sold	4,372,238	87,269,385	7,539,554	168,726,981
Reinvestment of distributions	49,984	901,707	28,938	666,445
Shares redeemed	(5,812,117)	(118,938,935)	(2,756,212)	(56,869,721)
	(1,389,895)	(30,767,843)	4,812,280	112,523,705
Class P Shares(a)
Shares sold	5,473,674	108,679,052	19,101,787	411,608,226
Reinvestment of distributions	144,959	2,644,053	—	—
Shares redeemed	(4,710,104)	(93,985,135)	(2,279,778)	(45,316,728)
	908,529	17,337,970	16,822,009	366,291,498
Class R6 Shares
Shares sold	456,009	9,148,907	3,176,223	69,442,132
Reinvestment of distributions	16,045	292,670	55	1,272
Shares redeemed	(1,360,524)	(26,616,360)	(1,141,645)	(21,639,771)
	(888,470)	(17,174,783)	2,034,633	47,803,633

NET INCREASE	6,839,831	$144,593,188	35,743,835	$844,692,722

(a)	Commenced operations on April 16, 2018.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	ESG Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2019		For the Period Ended October 31, 2018(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	22	$209	5,001	$50,010
Reinvestment of distributions	12	100	—	—
Shares redeemed	—	—	(1)	(10)
	34	309	5,000	50,000
Class C Shares
Shares sold	—	—	5,001	50,010
Shares redeemed	—	—	(1)	(10)
	—	—	5,000	50,000
Institutional Shares
Shares sold	118,634	1,104,801	675,001	6,750,015
Reinvestment of distributions	3,343	27,540	—	—
Shares redeemed	(104,567)	(1,027,258)	(1)	(10)
	17,410	105,083	675,000	6,750,005
Investor Shares
Shares sold	—	—	5,001	50,010
Reinvestment of distributions	20	167	—	—
Shares redeemed	—	—	(1)	(10)
	20	167	5,000	50,000
Class R Shares
Shares sold	11,843	114,941	5,001	50,010
Reinvestment of distributions	4	34	—	—
Shares redeemed	(6)	(53)	(1)	(10)
	11,841	114,922	5,000	50,000
Class R6 Shares
Shares sold	—	—	5,001	50,010
Reinvestment of distributions	25	206	—	—
Shares redeemed	—	—	(1)	(10)
	25	206	5,000	50,000

NET INCREASE	29,330	$220,687	700,000	$7,000,005

(a)	Commenced operations on May 31, 2018.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Imprint Emerging Markets Opportunities Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	54,373	$462,086	76,753	$737,163
Reinvestment of distributions	5,314	43,152	140	1,457
Shares redeemed	(426,689)	(3,637,862)	(949,377)	(9,311,775)
	(367,002)	(3,132,624)	(872,484)	(8,573,155)
Class C Shares
Shares sold	871	7,085	9,228	88,943
Shares redeemed	(117,652)	(964,642)	(142,158)	(1,294,901)
	(116,781)	(957,557)	(132,930)	(1,205,958)
Institutional Shares
Shares sold	43,062	384,696	235,610	2,255,894
Reinvestment of distributions	17,360	141,306	15,615	163,337
Shares redeemed	(1,091,629)	(9,349,452)	(3,804,473)	(36,202,219)
	(1,031,207)	(8,823,450)	(3,553,248)	(33,782,988)
Investor Shares
Shares sold	6,747	56,324	133,683	1,255,601
Reinvestment of distributions	2,245	18,320	1,101	11,491
Shares redeemed	(532,724)	(4,404,839)	(301,814)	(2,892,022)
	(523,732)	(4,330,195)	(167,030)	(1,624,930)
Class P Shares(a)
Shares sold	25,721	218,000	1,817,237	16,265,580
Reinvestment of distributions	26,019	211,532	—	—
Shares redeemed	(265,388)	(2,255,242)	(27,284)	(245,807)
	(213,648)	(1,825,710)	1,789,953	16,019,773
Class R6 Shares(b)
Shares sold	—	—	959	10,000
Reinvestment of distributions	14	117	—	—
	14	117	959	10,000

NET DECREASE	(2,252,356)	$(19,069,419)	(2,934,780)	$(29,157,258)

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

83

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund, and Goldman Sachs Imprint Emerging Markets Opportunity Fund (formerly, Goldman Sachs N-11 Equity Fund)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Imprint Emerging Markets Opportunity Fund (formerly, Goldman Sachs N-11 Equity Fund)	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the periods indicated therein
Goldman Sachs ESG Emerging Markets Equity Fund	For the year ended October 31, 2019	For the year ended October 31, 2019 and for the period May 31, 2018 (commencement of operations) through October 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				Emerging Markets Equity Fund				ESG Emerging Markets Equity Fund				Imprint Emerging Markets Opportunities
Share Class	Beginning Account Value 05/01/2019	Ending Account Value 10/31/2019		Expenses Paid for the 6 Months Ended 10/31/2019*	Beginning Account Value 05/01/2019	Ending Account Value 10/31/2019		Expenses Paid for the 6 Months Ended 10/31/2019*	Beginning Account Value 05/01/2019	Ending Account Value 10/31/2019		Expenses Paid for the 6 Months Ended 10/31/2019*	Beginning Account Value 05/01/2019	Ending Account Value 10/31/2019		Expenses Paid for the 6 Months Ended 10/31/2019*
Class A
Actual	$1,000	$1,009.40		$7.55	$1,000	$1,016.50		$7.88	$1,000	$1,011.20		$8.26	$1,000	$954.80		$8.47
Hypothetical 5% return	1,000	1,017.69	+	7.58	1,000	1,017.39	+	7.88	1,000	1,016.99	+	8.29	1,000	1,016.53	+	8.74
Class C
Actual	1,000	1,005.70		11.32	1,000	1,012.90		11.67	1,000	1,007.10		12.04	1,000	951.40		12.15
Hypothetical 5% return	1,000	1,013.91	+	11.37	1,000	1,013.61	+	11.67	1,000	1,013.21	+	12.08	1,000	1,012.75	+	12.53
Institutional
Actual	1,000	1,011.00		5.83	1,000	1,019.10		5.90	1,000	1,013.20		6.29	1,000	956.10		6.61
Hypothetical 5% return	1,000	1,019.41	+	5.85	1,000	1,019.36	+	5.90	1,000	1,018.95	+	6.31	1,000	1,018.45	+	6.82
Service
Actual	N/A	N/A		N/A	1,000	1,016.00		8.44	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.84	+	8.44	N/A	N/A		N/A	N/A	N/A		N/A
Investor
Actual	1,000	1,010.70		6.34	1,000	1,017.90		6.61	1,000	1,012.20		7.00	1,000	956.10		7.25
Hypothetical 5% return	1,000	1,018.90	+	6.36	1,000	1,018.65	+	6.61	1,000	1,018.25	+	7.02	1,000	1,017.80	+	7.48
Class P
Actual	1,000	1,011.00		5.78	1,000	1,019.00		5.85	N/A	N/A		N/A	1,000	956.00		6.56
Hypothetical 5% return	1,000	1,019.46	+	5.80	1,000	1,019.41	+	5.85	N/A	N/A		N/A	1,000	1,018.50	+	6.77
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,010.20		9.83	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.43	+	9.86	N/A	N/A		N/A
Class R6
Actual	1,000	1,011.00		5.78	1,000	1,019.00		5.85	1,000	1,013.20		6.29	1,000	957.20		6.61
Hypothetical 5% return	1,000	1,019.46	+	5.80	1,000	1,019.41	+	5.85	1,000	1,018.95	+	6.31	1,000	1,018.45	+	6.82

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Asia Equity	1.50%	2.25%	1.16%	N/A	1.26%	1.15%	N/A	1.15%
Emerging Markets Equity	1.55	2.30	1.17	1.67%	1.30	1.16	N/A	1.16
ESG Emerging Markets Equity	1.66	2.41	1.27	N/A	1.41	N/A	1.99%	1.27
Imprint Emerging Markets Opportunities	1.74	2.49	1.36	N/A	1.50	1.35	N/A	1.37

85

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Asia Equity Fund (effective after the close of business on November 20, 2019, the Goldman Sachs China Equity Fund), Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund and Goldman Sachs Imprint Emerging Markets Opportunities Fund (formerly, the Goldman Sachs N-11 Equity Fund) (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Asia Equity Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time (except for the ESG Emerging Markets Equity Fund); and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018,

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Asia Equity Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Asia Equity Fund’s Institutional Shares had placed in the first quartile of its peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the five- and ten-year periods and underperformed for the one- and three-year periods ended March 31, 2019. They also noted that the Asia Equity Fund had experienced certain portfolio management changes in the first half of 2019. The Trustees observed that the Emerging Markets Equity Fund’s Institutional Shares had placed in the top half of its peer group for the three-, five-, and ten-year periods and the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2019. The Trustees noted that the N-11 Equity Fund’s Institutional Shares had placed in the fourth quartile for the one-, three- and five-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods. They further noted that they had been asked to consider a repositioning of the N-11 Equity Fund to the Imprint Emerging Markets Opportunities Fund, which would involve changes to the Fund’s investment strategy.

The Trustees noted that the ESG Emerging Markets Equity Fund had launched on May 31, 2018 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Asia Equity Fund, Emerging Markets Equity Fund and ESG Emerging Markets Equity Fund that would have the effect of decreasing expenses of Class A, Class C, Class R and Investor Shares, as applicable, of each Fund, with such changes taking effect in connection with each Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017 (2018 only for the ESG Emerging Markets Equity Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Asia Equity Fund			Emerging Markets Equity Fund

First $1 billion	1.00%	First $	2 billion	1.02%

Next $1 billion	0.90	Next $	3 billion	0.92

Next $3 billion	0.86	Next $	3 billion	0.87

Next $3 billion	0.84	Over $	8 billion	0.85

Over $8 billion	0.82

	ESG Emerging Markets Equity Fund			Imprint Emerging Markets Opportunities Fund

First $2 billion	0.98%	First $	2 billion	1.05%

Next $3 billion	0.88	Next $	3 billion	0.95

Next $3 billion	0.84	Next $	3 billion	0.90

Over $8 billion	0.82	Over $	8 billion	0.88

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2020.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

91

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	162	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2019, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Funds’ Statement of Additional Information dated February 28, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

93

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Goldman Sachs Trust — Fundamental Emerging Markets Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2019, the total amount of income received by the Asia Equity, Emerging Markets Equity, ESG Emerging Markets Equity, and Imprint Emerging Markets Opportunities Funds from sources within foreign countries and possessions of the United States was $0.1922, $0.1687, $0.0483, and $0.1601 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Asia Equity, Emerging Markets Equity, ESG Emerging Markets Equity, and Imprint Emerging Markets Opportunities Funds was 100%, 90.07%, 100% and 93.46%. The total amount of taxes paid by the Asia Equity, Emerging Markets Equity, ESG Emerging Markets Equity, and Imprint Emerging Markets Opportunities Funds to such countries was $0.0616, $0.0320, $0.0104 and $0.0617 per share.

For the year ended October 31, 2019, 100% of the dividends paid from net investment company taxable income by the Asia Equity, Emerging Markets Equity, ESG Emerging Markets Equity, and Imprint Emerging Markets Opportunities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Asia Equity Fund designates $4,213,623 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2019.

94

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.60 trillion in assets under supervision as of September 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 187086-OTU-1103583 EMEAR-19

Goldman Sachs Funds

Annual Report	October 31, 2019

Fundamental International Equity Funds
International Equity ESG
International Equity Income

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Fundamental International Equity Funds

∎	INTERNATIONAL EQUITY ESG

∎	INTERNATIONAL EQUITY INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise in order to identify our high conviction investment ideas.

∎	Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

∎	Analysts collaborate regularly to leverage regional and industry-specific research and insights

∎	Global perspective is informed by local market expertise

∎	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

∎	Team of experienced Research Analysts is regionally aligned and has sector expertise

∎	Team leverages the research of the approximately 80+ regional investment professionals

∎	Decision-making process is informed by active participation in the global research process

∎	Security selections are aligned with the level of investment conviction

∎	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

∎	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the stocks and their respective weightings in the Funds

International equity portfolios that strive to offer:

∎	Access to markets across the world
∎	Disciplined approach to stock selection
∎	Optimal risk/return profiles

1

MARKET REVIEW

Goldman Sachs Fundamental International Equity Funds

Market Review

International equities rallied during the 12-month period ended October 31, 2019 (the “Reporting Period”). The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of 11.04%.*

Following a challenging October 2018, international equities experienced a brief reprieve as the Reporting Period began in November 2018 on dovish comments from U.S. Federal Reserve (“Fed”) Chair Jerome Powell, an accommodative stance by Chinese policymakers toward the private corporate sector and seemingly encouraging progress toward China-U.S. trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) However, the relief rally proved short-lived, as international equities then plunged in December on renewed investor fears sparked by the arrest of a Chinese technology executive, a partial U.S. federal government shutdown and the U.S. President’s criticism of Fed Chair Powell. International equities also fell sharply on trade war escalations between the U.S. and China as well as on political uncertainty—and in a delayed response to an earlier sell-off in global rates. Political uncertainty remained elevated in Europe, particularly surrounding the Italian fiscal budget and ongoing Brexit negotiations. (Brexit indicates the U.K.’s path out of the European Union.)

Recovering from weakness in the last months of 2018, the MSCI EAFE Index returned 9.98% in the first quarter of 2019.* International developed equity markets rebounded across all regions. The U.S. Fed maintained its dovish stance amidst slower global economic growth, and significant progress appeared to be made in the trade talks between China and the U.S., paving the way for a potential resolution. European equities remained resilient, despite the overhang of Brexit, slowing economic data and political uncertainty. The European Union extended the Brexit deadline beyond March in a bid to prevent a tumultuous exit. Japanese equities gained during the quarter, as fears around the extent of the global economic growth slowdown eased and the yen gradually weakened.

The MSCI EAFE Index returned 3.68% in the second quarter of 2019.* International developed equity markets bounced back in June 2019 after seeing the calendar year’s first decline in May due to concerns over the U.S.-China trade war. Markets reacted positively after the U.S. and China declared a truce in their trade war and agreed to resume negotiations at the G20 Summit at the end of June. (The G20 (or Group of Twenty) is an international forum for the governments and central bank governors from 19 countries and the European Union. Its aim is to discuss policy pertaining to the promotion of international financial stability.) The U.S. agreed to hold off on imposing an additional $300 billion in tariffs and delay restrictions against Chinese technology firm Huawei, allowing U.S. companies to resume sales to the company. International developed equity markets were also supported by increasingly accommodative sentiment by several major central banks. The European equity markets were broadly higher for the quarter, as its manufacturing indices indicated improving conditions. U.K. equity markets also performed well during the quarter in spite of the ongoing uncertainty around Brexit negotiations. Japanese equity markets ended the quarter below other developed equity markets due to ongoing yen strength amidst increasing geopolitical volatility and as markets expected an easier monetary policy for the U.S. going forward. In June 2019, the truce between U.S. and China brought in some respite for the Japanese equity markets, which continued to be supported by a recovering economy, stronger capital spending and an increase in domestic demand resilience.

The MSCI EAFE Index returned -1.07% for the third quarter of 2019.* Trade news continued to dominate market movements along with the increasing political uncertainty across most governments. The U.S. Fed cut its interest rates in July and September 2019 — its first interest rate cuts since 2008 — lowering rates by 25 basis points each time, as the economy showed signs of a slowdown, but the Fed did not commit to a more extended easing cycle. (A basis point is 1/100th of a percentage point.) After witnessing a slowdown amidst weaker foreign demand, global tariff disputes and business uncertainty risk from Brexit, European equities gained toward the end of the quarter, as the European Central Bank (“ECB”) restarted quantitative easing measures. The ECB’s multi-dimensional monetary stimulus package aimed at addressing a slowing Eurozone economic growth rate through deposit rate cuts and the reinstitution of asset purchases. However, departing ECB President Mario Draghi commented on the limitations of interest rate cuts, calling instead on fiscal stimulus to support economic growth as he passes the baton of leadership to his successor Christine Lagarde, previously the President of the International Monetary Fund. The current configuration of the British parliament has regularly demonstrated it is not willing to allow the U.K. to leave the European Union

*	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

without a trade deal. A no-deal exit, therefore, remains unlikely unless a general election or referendum were to provide a mandate for it. Japan’s equity market witnessed a moderate recovery trend during the quarter, along with firmer economic fundamentals supporting domestic demand. The U.S. and Japan signed a “first stage” of a trade agreement aimed at achieving more fair and reciprocal trade between the two countries.

The MSCI EAFE Index gained 3.59% in October 2019.* International developed equity markets advanced on generally upbeat third calendar quarter corporate earnings reports and easing geopolitical tensions, including seeming progress in U.S.-China trade negotiations. The U.S. Fed cut its interest rates for the third time in 2019, lowering the targeted federal funds rate range by an additional 25 basis points. However, Fed Chair Powell signaled another rate change was unlikely as long as conditions remained steady. European equity markets moved higher on positive third calendar quarter corporate earnings and unchanged ECB policy. Tensions regarding a no-deal Brexit receded, as the European Union extended the Brexit deadline until January 31, 2020. The European Union and the U.K. agreed to a “flextension” arrangement, under which the U.K. would be able to leave the European Union earlier than the stated deadline if a withdrawal agreement was ratified by the European parliament and British parliament in time. The euro and pound sterling currencies strengthened against the U.S. dollar as investors remained optimistic for a potentially favorable U.K. parliamentary vote for the Brexit deal. Japanese equities saw positive returns during the month, as Japan’s economy continued to recover. The U.S. and Japan signed a limited trade deal on agriculture and digital trade, which covers about $55 billion of commerce between the two economies. Also, during the month, Japan’s cabinet approved a draft legislation that will require overseas investors to report plans to purchase more than 1% of shares in companies related to Japan’s national security, compared to the current 10% threshold. While the government plans to exclude asset management companies from these stricter rules, the exemption will not apply to foreign state-owned firms. The Bank of Japan stated it needs to monitor the impact of its recent sales tax hike and is also paying particular attention to the effect of the U.S. and China economies on Japan.

For the Reporting Period as a whole, utilities, information technology, health care and real estate were the strongest performing sectors in the MSCI EAFE Index, each producing a positive double-digit absolute return. The weakest performing sector in the MSCI EAFE Index and the only one to post a negative absolute return during the Reporting Period was energy. Financials, materials and communication services generated solid positive absolute returns but also lagged the MSCI EAFE Index during the Reporting Period.

From a country perspective, China, New Zealand and the Netherlands were the strongest performing constituents of the MSCI EAFE Index during the Reporting Period, each posting strong double-digit gains. The United Arab Emirates was by far the weakest individual country constituent of the MSCI EAFE Index during the Reporting Period, followed by Norway, Israel and Austria, each of which posted a negative absolute return.

Looking Ahead

At the end of the Reporting Period, economic data in some regions of the world was showing weakness after a long run of recovery and expansion. While we believe the economic cycle is mature and some cyclical softening is to be expected, economic softening does not necessarily lead to recession, and stock markets have a checkered history of predicting such. Geopolitics is and will likely continue to be the other major source of concern for international developed markets — a trade war between the world’s two most important economies, Brexit uncertainty and rising nationalism together create a challenging backdrop for investors.

As a result, markets have returned to more historically “normal” patterns of volatility. We can be reasonably confident that volatility is here to stay. That being said, we believe volatility is more a reflection of investor uncertainty than economic reality. In our opinion, volatility may ultimately provide opportunity. We are always cognizant of the fact that the companies the Funds own will have to face challenging economic times at some point, predictable or not. We selected those companies because of our confidence in their ability to grow and prosper relative to their competitors — over the long term.

As always, we maintain our focus on seeking companies with durable businesses that we believe will generate long-term growth in today’s ever-changing market conditions.

*	All index returns are expressed in U.S. dollar terms.

3

PORTFOLIO RESULTS

Goldman Sachs International Equity ESG Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses Goldman Sachs International Equity ESG Fund (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

The Fund uses a proprietary framework to identify and invest in a selective portfolio of companies that satisfy the Fund’s Environmental, Social and Governance (“ESG”) criteria. By incorporating ESG criteria and an active ownership approach, the Fund seeks to manage risk from an ESG perspective and invest in sustainable businesses trading at attractive valuations that may generate excess returns over the benchmark.

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 17.33%, 16.49%, 17.76%, 17.20%, 17.64%, 17.73% and 17.76%, respectively. These returns compare to the 11.04% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the MSCI EAFE Index during the Reporting Period, attributable primarily to individual stock selection. Country allocation and sector allocation each had a positive but more modest effect during the Reporting Period. Having an allocation, albeit modest, to cash dampened the Fund’s relative results during a Reporting Period when the Index posted a solid positive return.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Cellnex Telecom, Hoya and Rentokil Initial.

Cellnex Telecom, based in Spain, operates infrastructure for wireless telecommunications in Spain, Italy, the Netherlands, France, Switzerland and elsewhere. During the Reporting Period, Cellnex Telecom delivered on its strategy of consolidating and optimizing the telecommunications tower infrastructure market in Europe. This market remains under-developed compared to that of the U.S., with phone carriers still largely owning their mobile towers. However, financial pressures and strategic decisions have been pushing operators to sell their infrastructure, and Cellnex Telecom has been one of the main beneficiaries of this trend given its existing position as the largest independent mast owner in Europe. In October 2019, Cellnex Telecom announced a $2.5 billion deal to acquire 7,400 mobile towers in the U.K.

Hoya engages in the manufacture and sale of imaging products, electronics and medical-related equipment. Its stock performed well during the Reporting Period on the back of a relatively stable earnings outlook for the company, despite tougher business conditions, especially slower demand for semiconductor-related products. Its stock performance during the Reporting Period was also driven by the company’s dominant market position in information technology-related products and investors’ reliability on the company’s ability to take proactive steps to improve profitability in the life care business.

Rentokil Initial, based in the U.K., is a global pest management and hygiene services company. Its stock performed well after the company reported an increase in revenue for the third quarter of 2018. This increase was partly organic and partly buoyed by further acquisitions and improvements in the French workwear market. Its pest control business grew by double digits during the first half of the Reporting Period, with good performance being delivered across both developed and emerging markets. After the harsh weather conditions experienced in the first half of 2018, the company benefited from favorable weather conditions across Europe and the U.K. during the first half of the Reporting Period. This facilitated stronger revenues from wholesalers.

4

PORTFOLIO RESULTS

Its stock continued to perform well after announcing its first half 2019 results, which were in line with market expectations. The company’s organic growth increased to its best first half organic growth level at the company in a decade. The company remained active in pursuing mergers and acquisitions, acquiring nine additional companies during the second quarter of 2019 alone. Rentokil Initial also announced it has agreed to sell its residual stake in the hygiene joint venture it had with Franz Haniel & Company (“Haniel”), a deal closed at the end of July 2019. (In December 2016, Haniel and Rentokil Initial had signed an agreement to form a joint venture, which was implemented in June 2017. In accordance with the agreement, Rentokil Initial received a 17.8% interest in hygiene, cleanliness and workwear company CWS in this transaction as part of the purchase price.)

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Reckitt Benckiser Group, Sumitomo Mitsui Financial Group and Bank of Ireland.

Reckitt Benckiser Group is a U.K.-based supplier of market-leading health, hygiene and household products. Its stock sold off during the early months of 2019, as its Chief Executive Officer, Rakesh Kapoor, announced his resignation after serving as the head of the company for the past eight years. At the end of the Reporting Period, we expected its share weakness to be short-lived, as the company continued to exhibit, in our view, strong fundamentals with an increasing momentum in its underlying businesses. We remained comfortable with the Fund’s position in the company at the end of the Reporting Period and were confident about its management’s ability to elect who it sees as the best candidate to help ensure a smooth transition. In our opinion, the change in management could increase the possibility of a split between the company’s health and hygiene division, which could bring new interest into Reckitt Benckiser Group’s shares in the months ahead.

Sumitomo Mitsui Financial Group, based in Japan, is a holding company that engages in the management of its subsidiaries, which provide financial services. This company has seen adverse effects from the persistently low interest rates in Japan. These low interest rates have not been favorable for the Japanese financials sector broadly, as they have caused net income to decline at many big Japanese banks.

The Bank of Ireland is an Irish bank engaged in financial and banking solutions. The Bank of Ireland’s underperformance of the MSCI EAFE Index during the Reporting Period was largely due to the ongoing uncertainty over Brexit, or the U.K.’s exit path from the European Union, as well as to lower benchmark interest rates. Both of these factors put pressure on the company’s revenues, which, in turn, drove its stock price down. Given these factors, we chose to sell the Fund’s position in the Bank of Ireland.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s relative results during the Reporting Period were communication services, health care and industrials, each due primarily to effective stock selection.

The sectors that detracted most from the Fund’s relative results were financials and materials, each hurt by weak stock selection. Having no allocation to utilities, which outperformed the Index during the Reporting Period, also detracted.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, effective stock selection and allocation positioning in the U.K. and effective stock selection in Japan and Spain boosted the Fund’s relative returns most. Conversely, the countries that detracted most from the Fund’s relative results during the Reporting Period were Switzerland, Italy and France, where stock selection overall hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Takeda Pharmaceutical, a Japanese pharmaceuticals company. We liked that the company did what we feel is a

5

PORTFOLIO RESULTS

better job of communicating its expectations and raised its operating profit guidance two consecutive quarters, driven by more rapid de-leveraging, margin expansion based on synergies realized ahead of company expectations, and execution on key growth drivers on its top line, all three of which are key tenets of our investment thesis for the company and all three of which led to its stock performing better after our date of purchase. In our view, at the end of the Reporting Period, its stock continued to look attractive at its then-current valuation.

We established a Fund position in Neste, a Finland-based world leader in renewable energy with approximately 60% of the current industry-wide global capacity of renewable fuel, enabling, we believe, strong pricing power. The company expects to add an additional 65% of capacity during the next years following the recent extension of its Asian refinery. Longer term, we believe the company may be able to leverage its solid balance sheet to expand capacity on aviation fuel.

Conversely, in addition to the sale of Bank of Ireland, already mentioned, we exited the Fund’s position in UniCredit, an Italian bank, which posted weak performance during the Reporting Period largely due to macro level factors in Italy. The company saw negative effects from a persistently low interest rate environment in Europe and was also impacted by the political turmoil that Italy has experienced during the past year or so. These conditions led us to sell the position.

We eliminated the Fund’s position in Royal Dutch Shell, the Netherlands-based integrated energy company. The energy sector underperformed the broader equity market during the Reporting Period, largely due to macro concerns around oil and gas. During the third quarter of 2019, its stock performed roughly in line with most large-cap energy companies, with a double-digit decline. As the energy sector has struggled globally, we opted to sell the Fund’s position in Royal Dutch Shell.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to communication services, information technology, consumer staples, energy and materials increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to industrials, financials and consumer discretionary decreased. The Fund’s position in cash also decreased during the Reporting Period.

From a country perspective, the Fund’s exposure to Spain, Finland, Norway, the Netherlands, Sweden, Switzerland, Japan and Germany increased relative to the MSCI EAFE Index, while its relative exposure to the U.K., Denmark, Ireland and France decreased during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to Spain, Finland, Norway, New Zealand, the U.K., Denmark and the Netherlands and less exposure to Germany and Japan relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund held a neutral position relative to the MSCI EAFE Index in Singapore, Switzerland, Sweden and France and held no exposure to the remaining components of the MSCI EAFE Index. The Fund also had a position in Taiwan, which is not a constituent of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in communication services, health care, real estate, information technology and industrials at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in consumer discretionary, financials, energy and materials. The Fund was rather neutrally weighted relative to the MSCI EAFE Index in consumer staples and had no exposure to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

6

FUND BASICS

International Equity ESG Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.5%	Semiconductors & Semiconductor Equipment	Taiwan

Klepierre SA (REIT)	4.3	Real Estate	France

Cellnex Telecom SA	4.0	Telecommunication Services	Spain

Reckitt Benckiser Group plc	4.0	Household & Personal Products	United Kingdom

Hoya Corp.	3.5	Health Care Equipment & Services	Japan

Vinci SA	3.3	Capital Goods	France

Novo Nordisk A/S Class B	3.3	Pharmaceuticals, Biotechnology & Life Sciences	Denmark

Aalberts NV	3.2	Capital Goods	Netherlands

Neste OYJ	3.2	Energy	Finland
Nestle SA (Registered)	3.1	Food, Beverage & Tobacco	Switzerland

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on November 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity ESG Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	17.33%	4.27%	5.17%	—
Including sales charges	10.88%	3.09%	4.57%	—

Class C
Excluding contingent deferred sales charges	16.49%	3.49%	4.40%	—
Including contingent deferred sales charges	15.48%	3.49%	4.40%	—

Institutional	17.76%	4.67%	5.59%	—

Service	17.20%	4.16%	5.07%	—

Investor (Commenced August 31, 2010)	17.64%	4.52%	N/A	6.03%

Class P (Commenced April 16, 2018)	17.73%	N/A	N/A	1.92%

Class R6 (Commenced February 26, 2016)	17.76%	N/A	N/A	9.98%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

8

PORTFOLIO RESULTS

Goldman Sachs International Equity Income Fund

Investment Objective

The Fund seeks long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses Goldman Sachs International Equity Income Fund (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 16.95%, 16.01%, 17.29%, 17.21%, 17.34%, 16.63% and 17.41%, respectively. These returns compare to the 11.04% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the MSCI EAFE Index during the Reporting Period, attributable primarily to individual stock selection. Country allocation also contributed positively, while sector allocation detracted, albeit modestly, from relative results during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Iberdrola, Ferrovial and Enel.

Iberdrola is a Spain-based utility with high exposure to renewable assets globally. Its stock performed well during the Reporting Period, driven by strong results across its businesses, including profits expected to be up significantly for calendar year 2019. The company found opportunities to deploy capital at attractive rates, giving confidence to investors on the sustainability of its growth in the medium term. Hydro generation, which was a headwind in the prior annual period, also performed well during the Reporting Period, boosting its results. Further, news flow on Spanish regulation over the utilities industry was better than consensus expected.

Ferrovial, a Spain-based company, owns transportation infrastructure assets and also has exposure to the construction and related services businesses. Its stock’s strong performance during the Reporting Period can be attributed to its core assets, including Canadian toll roads and U.S. managed lanes, delivering better results than the company expected. Also, the company had announced divestiture of its services business, which had been an ongoing source of disappointment, leading to a positive re-rating of its shares. (When the market changes its view of a company, industry or sector sufficiently to make calculation ratios, such as price/earnings ratios, substantially higher or lower, this is a re-rating.) We expect the divestiture to significantly reduce the volatility of its earnings and enhance investors’ ability to focus on its infrastructure assets, assets we considered to remain attractive.

Enel is an Italian company that operates as a multinational energy company. Enel’s execution and capital deployment were, in our view, best in class during the last couple of years. During the Reporting Period, Enel effectively expanded its business in Latin America and into renewable assets, and its core businesses performed well. During the second half of the Reporting Period, an improved political environment in Italy drove some positive re-rating of its stock. At the end of the Reporting Period, we considered its dividend yield attractive and believed the company could sustainably grow earnings and dividend growth.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?
A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Takeda Pharmaceutical, British American Tobacco and Royal Dutch Shell.

Takeda Pharmaceutical is a Japan-based company engaged in research and development, manufacturing, sales and marketing and import and export of pharmaceutical drugs. In

9

PORTFOLIO RESULTS

March 2018, before the start of the Reporting Period, Takeda Pharmaceutical announced it was acquiring competitor Shire. Its underperformance of the MSCI EAFE Index during the Reporting Period was driven primarily by investor skepticism around that acquisition, which was followed by a resetting of operating profit growth expectations by the company after the completion of the acquisition earlier in 2019. However, the company has a history of conservative guidance, and there was more limited visibility into all the drivers of its guidance. That said, the company has, in our view, done a better job of communicating its expectations and raised its operating profit guidance two consecutive quarters, driven by more rapid de-leveraging, margin expansion based on synergies realized ahead of company expectations, and execution on key growth drivers on its top line, all three of which are key tenets of our investment thesis for the company and all three of which led to its stock performing better toward the end of the Reporting Period. In our view, at the end of the Reporting Period, its stock continued to look attractive at its then-current valuation.

British American Tobacco is a U.K.-based tobacco company. In November 2018, the U.S. Food and Drug Administration commissioner announced it may clamp down on menthol flavored cigarettes. If implemented, this could put significant pressure on British American Tobacco’s cash flow, as menthol cigarettes in the U.S. accounts for approximately 25% of the company’s profits. Further, given its levered balance sheet, this could potentially put the company’s dividends under threat. Also, the tobacco industry broadly is undergoing a significant change, driven by new generational products (“NGPs”), like JUUL and iQOS, which, combined with harsher regulations on traditional cigarettes, could lead to faster volume declines and unsettling of existing economics within the industry. Although British American Tobacco had a reasonably diversified NGP strategy to adjust to this changing dynamic, in our view, we were no longer comfortable with the industry at large, as these disruptive trends strengthened, and we felt we saw further downside from a long-term perspective. We thus decided to sell the Fund’s position in British American Tobacco rather early in the Reporting Period.

Royal Dutch Shell is a Netherlands-based integrated energy company with expertise in the exploration and production of oil and natural gas. The energy sector underperformed the broader equity market during the Reporting Period, largely due to macro concerns around oil and gas. During the third quarter of 2019, its stock performed roughly in line with most large-cap energy companies, with a double-digit decline. Though the energy sector has struggled globally, we opted to maintain an overweight position in Royal Dutch Shell at the end of the Reporting Period, having added to the Fund’s position in its stock, on weakness, during the Reporting Period, as we continued to view its fundamentals favorably.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the MSCI EAFE Index were industrials, utilities and financials. Stock selection in all three sectors proved effective during the Reporting Period.

The sectors that detracted from the Fund’s results most during the Reporting Period were consumer staples, consumer discretionary and energy. Weak stock selection in consumer staples and consumer discretionary hurt. Having an underweighted allocation to consumer discretionary, which outperformed the MSCI EAFE Index during the Reporting Period, and having an overweighted allocation to energy, which underperformed the MSCI EAFE Index during the Reporting Period, also dampened the Fund’s relative results.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, effective stock selection and allocation positioning in Italy and France and positive stock selection in Spain contributed most positively to the Fund’s results relative to the MSCI EAFE Index during the Reporting Period. Conversely, the countries that detracted most from the Fund’s relative performance were Sweden and Japan, where stock selection overall hurt. Having no exposure to China, which significantly outperformed the MSCI EAFE Index during the Reporting Period, also dampened the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

10

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, in addition to those purchases already mentioned, we established a Fund position in Reckitt Benckiser Group, a U.K.-based supplier of market-leading health, hygiene and household products. Its stock sold off during the early months of 2019, as its Chief Executive Officer, Rakesh Kapoor, announced his resignation after serving as the head of the company for the past eight years. At the end of the Reporting Period, we expected its share weakness to be short-lived, as the company continued to exhibit, in our view, strong fundamentals with an increasing momentum in its underlying businesses. We remained comfortable with the Fund’s position in the company at the end of the Reporting Period and were confident about its management’s ability to elect who it sees as the best candidate to help ensure a smooth transition. In our opinion, the change in management could increase the possibility of a split between the company’s health and hygiene division, which could bring new interest into Reckitt Benckiser Group’s shares in the months ahead.

Conversely, in addition to the sales already mentioned, we exited the Fund’s position in Swedbank, as allegations of money laundering surfaced against the Swedish bank. Swedbank was not able to provide a satisfactory response to those allegations, and so we sold the Fund’s position in its stock.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials and materials increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to communication services, industrials, consumer staples and consumer discretionary decreased.

From a country perspective, the Fund’s exposure to Spain, France and Singapore increased relative to the MSCI EAFE Index, while its relative exposure to the U.K., Switzerland and Italy decreased during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., Spain, France, Switzerland, Singapore, Denmark and the Netherlands relative to the MSCI EAFE Index and less exposure to Japan, Germany and Australia relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund had neutral exposure relative to the MSCI EAFE Index in Italy and Sweden and had no exposure to several other components of the MSCI EAFE Index, including Austria, Belgium, China, Finland, Hong Kong, Ireland, Israel, New Zealand, Norway and Portugal. The Fund also held a position in Taiwan, which is not a component of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in real estate, financials, health care, utilities and energy at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in consumer discretionary, consumer staples, information technology and materials and rather neutral positions relative to the MSCI EAFE Index in communication services and industrials.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

11

FUND BASICS

International Equity Income Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business	Country

Iberdrola SA	4.0%	Utilities	Spain

Royal Dutch Shell plc Class A	3.8	Energy	Netherlands
Taiwan Semiconductor Manufacturing Co. Ltd.	3.8	Semiconductors & Semiconductor Equipment	Taiwan
Vinci SA	3.6	Capital Goods	France
Rio Tinto plc	3.5	Materials	Australia
Novo Nordisk A/S Class B	3.5	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Nestle SA (Registered)	3.4	Food, Beverage & Tobacco	Switzerland
Schneider Electric SE	3.1	Capital Goods	France
Vonovia SE	3.1	Real Estate	Germany
Ferrovial SA	3.1	Capital Goods	Spain

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on November 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	16.95%	4.48%	5.67%	—
Including sales charges	10.52%	3.30%	5.08%	—

Class C
Excluding contingent deferred sales charges	16.01%	3.70%	4.89%	—
Including contingent deferred sales charges	14.85%	3.70%	4.89%	—

Institutional	17.29%	4.89%	6.08%	—

Investor	17.21%	4.75%	5.99%	—

Class P (Commenced April 16, 2018)	17.34%	N/A	N/A	3.02%

Class R	16.63%	4.21%	5.41%	—

Class R6 (Commenced February 26, 2016)	17.41%	N/A	N/A	10.41%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

13

FUND BASICS

Index Definition

The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

14

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 98.0%
Denmark – 3.3%
73,006	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$4,014,506

Finland – 3.2%
109,096	Neste OYJ (Energy)	3,941,908

France – 13.5%
303,548	Adevinta ASA Class B (Media & Entertainment)*	3,465,857
70,176	BNP Paribas SA (Banks)	3,667,367
143,216	Klepierre SA (REIT)	5,338,411
36,573	Vinci SA (Capital Goods)	4,103,357

		16,574,992

Germany – 5.3%
45,470	CTS Eventim AG & Co. KGaA (Media & Entertainment)	2,753,934
192,899	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	3,736,217

		6,490,151

Japan – 21.7%
48,200	Hoya Corp. (Health Care Equipment & Services)	4,259,782
4,000	Keyence Corp. (Technology Hardware & Equipment)	2,529,186
161,100	Mitsubishi Estate Co. Ltd. (Real Estate)	3,127,818
26,000	Nidec Corp. (Capital Goods)	3,827,870
178,100	ORIX Corp. (Diversified Financials)	2,798,823
59,600	Pigeon Corp. (Household & Personal Products)	2,909,572
99,400	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,529,018
105,273	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,803,838

		26,785,907

Netherlands – 5.1%
99,110	Aalberts NV (Capital Goods)	3,993,914
18,944	Koninklijke DSM NV (Materials)	2,248,427

		6,242,341

New Zealand – 1.9%
285,537	a2 Milk Co. Ltd. (Food, Beverage & Tobacco)*	2,358,730

Singapore – 2.0%
128,480	DBS Group Holdings Ltd. (Banks)	2,448,942

Spain – 9.0%
113,845	Cellnex Telecom SA (Telecommunication Services)*(a)	4,912,284
78,706	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	2,539,102
117,493	Industria de Diseno Textil SA (Retailing)	3,661,178

		11,112,564

Common Stocks – (continued)
Sweden – 2.3%
121,664	Assa Abloy AB Class B (Capital Goods)	2,889,323

Switzerland – 8.6%
277,728	Credit Suisse Group AG (Registered) (Diversified Financials)*	3,437,682
36,267	Nestle SA (Registered) (Food, Beverage & Tobacco)	3,879,893
37,551	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,281,029

		10,598,604

Taiwan – 4.4%
106,199	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	5,483,054

United Kingdom – 15.5%
26,400	AstraZeneca plc (Pharmaceuticals, Biotechnology & Life Sciences)	2,574,456
108,258	Compass Group plc (Consumer Services)	2,882,270
579,504	DS Smith plc (Materials)	2,686,708
226,646	Informa plc (Media & Entertainment)	2,278,076
63,113	Reckitt Benckiser Group plc (Household & Personal Products)	4,883,786
644,009	Rentokil Initial plc (Commercial & Professional Services)	3,790,119

		19,095,415

United States – 2.2%
31,604	Ferguson plc (Capital Goods)	2,698,771

TOTAL COMMON STOCKS
(Cost $114,552,234)		$120,735,208

Shares	Dividend Rate	Value

Investment Company(b) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
992,989	1.701%	$992,989
(Cost $992,989)

TOTAL INVESTMENTS – 98.8%
(Cost $115,545,223)		$121,728,197

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		1,466,787

NET ASSETS – 100.0%		$123,194,984

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments (continued)

October 31, 2019

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 95.9%
Australia – 5.7%
40,616	Rio Tinto plc (Materials)	$2,114,543
219,116	Sydney Airport (Transportation)	1,327,064

		3,441,607

Denmark – 3.5%
38,167	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,098,754

Finland – 2.0%
164,954	Nordea Bank Abp (Banks)	1,207,354

France – 14.9%
29,167	BNP Paribas SA (Banks)	1,524,254
9,568	Gecina SA (REIT)	1,642,529
48,802	Klepierre SA (REIT)	1,819,107
19,827	Schneider Electric SE (Capital Goods)	1,842,730
19,094	Vinci SA (Capital Goods)	2,142,277

		8,970,897

Germany – 3.0%
34,575	Vonovia SE (Real Estate)	1,841,287

Italy – 2.0%
156,989	Enel SpA (Utilities)	1,216,722

Japan – 6.6%
78,300	ORIX Corp. (Diversified Financials)	1,230,476
28,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	997,640
47,600	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,719,935

		3,948,051

Netherlands – 9.1%
135,638	ING Groep NV (Banks)	1,535,896
542,683	Koninklijke KPN NV (Telecommunication Services)	1,684,690
78,130	Royal Dutch Shell plc Class A (Energy)	2,264,840

		5,485,426

Singapore – 4.4%
59,200	DBS Group Holdings Ltd. (Banks)	1,128,404
228,000	Singapore Exchange Ltd. (Diversified Financials)	1,496,943

		2,625,347

Spain – 9.9%
62,307	Ferrovial SA (Capital Goods)	1,838,256
231,718	Iberdrola SA (Utilities)	2,381,829
56,048	Industria de Diseno Textil SA (Retailing)	1,746,502

		5,966,587

Common Stocks – (continued)
Switzerland – 12.7%
18,882	Nestle SA (Registered) (Food, Beverage & Tobacco)	$2,020,022
19,126	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,671,140
11,339	Swiss Re AG (Insurance)	1,189,333
132,177	UBS Group AG (Registered) (Diversified Financials)*	1,564,337
3,021	Zurich Insurance Group AG (Insurance)	1,183,327

		7,628,159

Taiwan – 3.8%
231,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,263,755

United Kingdom – 16.0%
17,025	AstraZeneca plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,660,232
239,301	BP plc (Energy)	1,517,495
272,280	DS Smith plc (Materials)	1,262,350
58,667	GlaxoSmithKline plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,343,764
13,317	Reckitt Benckiser Group plc (Household & Personal Products)	1,030,491
29,398	Unilever plc (Household & Personal Products)	1,760,322
519,184	Vodafone Group plc (Telecommunication Services)	1,059,510

		9,634,164

United States – 2.3%
15,930	Ferguson plc (Capital Goods)	1,360,315

TOTAL COMMON STOCKS
(Cost $54,532,027)		$57,688,425

Shares	Dividend Rate	Value

Investment Company(a) – 2.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,609,740	1.701%	$1,609,740
(Cost $1,609,740)

TOTAL INVESTMENTS – 98.6%
(Cost $56,141,767)		$59,298,165

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		845,851

NET ASSETS – 100.0%		$60,144,016

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments (continued)

October 31, 2019

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2019

	International Equity ESG Fund		International Equity Income Fund
Assets:
Investments in unaffiliated issuers, at value (cost $114,552,234 and $54,532,027)	$120,735,208		$57,688,425
Investments in affiliated issuers, at value (cost $992,989 and $1,609,740)	992,989		1,609,740
Cash	547,880		90,898
Foreign currencies, at value (cost $849,007 and $13,417)	847,493		13,382
Receivables:
Due from custodian	2,434,498		—
Foreign tax reclaims	683,409		334,729
Dividends	476,775		158,608
Reimbursement from investment adviser	46,189		44,395
Fund shares sold	1,679		445,511
Securities lending income	1,119		—
Other assets	44,106		39,913
Total assets	126,811,345		60,425,601

Liabilities:
Payables:
Investments purchased	3,262,901		—
Management fees	85,655		37,787
Fund shares redeemed	47,680		88,980
Distribution and Service fees and Transfer Agency fees	22,445		8,526
Accrued expenses	197,680		146,292
Total liabilities	3,616,361		281,585

Net Assets:
Paid-in capital	129,010,522		58,371,793
Total distributable earnings (loss)	(5,815,538)		1,772,223
NET ASSETS	$123,194,984		$60,144,016
Net Assets:
Class A	$35,181,424		$16,711,344
Class C	10,399,988		1,638,412
Institutional	7,659,941		5,231,858
Service	4,123		—
Investor	491,726		3,515,268
Class P	68,987,311		32,642,836
Class R	—		72,776
Class R6	470,471		331,522
Total Net Assets	$123,194,984		$60,144,016
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	1,702,044		1,237,732
Class C	542,913		137,777
Institutional	361,816		366,785
Service	191		—
Investor	23,345		260,291
Class P	3,276,535		2,293,377
Class R	—		5,371
Class R6	22,337		23,272
Net asset value, offering and redemption price per share:(a)
Class A	$20.67		$13.50
Class C	19.16		11.89
Institutional	21.17		14.26
Service	21.63	(b)	—
Investor	21.06		13.51
Class P	21.05		14.23
Class R	—		13.55
Class R6	21.06		14.25

(a)	Maximum public offering price per share for Class A Shares of the International Equity ESG and International Equity Income Funds is $21.87 and $14.29, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
(b)	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2019

	International Equity ESG Fund	International Equity Income Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $388,182 and $183,211)	$3,586,239	$1,994,471

Securities lending income — affiliated issuer	54,922	13,879

Dividends — affiliated issuers	52,502	12,090

Income from non-cash dividends	—	155,107

Total investment income	3,693,663	2,175,547

Expenses:

Management fees	1,144,312	412,639

Distribution and Service fees(a)	186,006	55,841

Professional fees	159,710	138,390

Registration fees	112,312	109,653

Custody, accounting and administrative services	107,928	99,368

Transfer Agency fees(a)	106,677	41,884

Printing and mailing costs	100,000	68,862

Trustee fees	16,127	15,993

Service share fees — Service and Shareholder Administration Plan	18	—

Other	55,397	50,433

Total expenses	1,988,487	993,063

Less — expense reductions	(546,698)	(469,109)

Net expenses	1,441,789	523,954

NET INVESTMENT INCOME	2,251,874	1,651,593

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(5,870,108)	(2,815,904)

Foreign currency transactions	112,145	4,871

Net change in unrealized gain on:

Investments — unaffiliated issuers	24,139,816	9,465,105

Foreign currency translation	15,096	7,685

Net realized and unrealized gain	18,396,949	6,661,757

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,648,823	$8,313,350

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
International Equity ESG	$84,476	$101,530	$—	$59,684	$17,928	$4,896	$769	$23,293	$—	$107
International Equity Income	39,195	16,241	405	27,693	2,870	1,052	792	9,281	143	53

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	International Equity ESG Fund		International Equity Income Fund
	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$2,251,874	$2,381,090	$1,651,593	$1,669,649

Net realized gain (loss)	(5,757,963)	6,860,608	(2,811,033)	6,688,594

Net change in unrealized gain (loss)	24,154,912	(23,508,392)	9,472,790	(11,979,956)

Net increase (decrease) in net assets resulting from operations	20,648,823	(14,266,694)	8,313,350	(3,621,713)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(465,302)	(483,063)	(1,987,104)	(311,580)

Class C Shares	(23,970)	(95,376)	(225,027)	(36,293)

Institutional Shares	(86,276)	(2,074,667)	(318,215)	(908,138)

Service Shares	(43)	(19)	—	—

Investor Shares	(5,613)	(8,008)	(47,321)	(8,463)

Class P Shares(a)	(1,603,197)	—	(3,790,562)	(252)

Class R Shares	—	—	(10,840)	(710)

Class R6 Shares	(196)	(196)	(8,522)	(1,572)

Total distributions to shareholders	(2,184,597)	(2,661,329)	(6,387,591)	(1,267,008)

From share transactions:

Proceeds from sales of shares	29,120,933	127,208,672	9,295,378	38,702,151

Reinvestment of distributions	2,160,928	2,615,810	6,309,522	1,244,540

Cost of shares redeemed	(73,381,271)	(148,504,869)	(9,001,452)	(46,358,732)

Net increase (decrease) in net assets resulting from share transactions	(42,099,410)	(18,680,387)	6,603,448	(6,412,041)

TOTAL INCREASE (DECREASE)	(23,635,184)	(35,608,410)	8,529,207	(11,300,762)

Net assets:

Beginning of year	146,830,168	182,438,578	51,614,809	62,915,571

End of year	$123,194,984	$146,830,168	$60,144,016	$51,614,809

(a)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$17.88	$19.92	$16.61	$17.98		$18.49

Net investment income(a)	0.28	0.22	0.14	0.48	(b)	0.21

Net realized and unrealized gain (loss)	2.76	(2.01)	3.63	(1.65)		(0.16)

Total from investment operations	3.04	(1.79)	3.77	(1.17)		0.05

Distributions to shareholders from net investment income	(0.25)	(0.25)	(0.46)	(0.20)		(0.56)

Net asset value, end of year	$20.67	$17.88	$19.92	$16.61		$17.98

Total return(c)	17.33%	(9.11)%	23.29%	(6.54)%		0.34%

Net assets, end of year (in 000s)	$35,181	$34,602	$38,330	$38,152		$48,772

Ratio of net expenses to average net assets	1.26%	1.29%	1.30%	1.30%		1.30%

Ratio of total expenses to average net assets	1.69%	1.58%	1.63%	1.62%		1.64%

Ratio of net investment income to average net assets	1.52%	1.11%	0.78%	2.86	%(b)	1.18%

Portfolio turnover rate(d)	41%	38%	116%	78%		105%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$16.49	$18.39	$15.37	$16.67		$17.18

Net investment income(a)	0.13	0.07	0.02	0.32	(b)	0.08

Net realized and unrealized gain (loss)	2.58	(1.86)	3.35	(1.53)		(0.16)

Total from investment operations	2.71	(1.79)	3.37	(1.21)		(0.08)

Distributions to shareholders from net investment income	(0.04)	(0.11)	(0.35)	(0.09)		(0.43)

Net asset value, end of year	$19.16	$16.49	$18.39	$15.37		$16.67

Total return(c)	16.49%	(9.79)%	22.40%	(7.27)%		(0.42)%

Net assets, end of year (in 000s)	$10,400	$9,985	$15,681	$15,577		$18,415

Ratio of net expenses to average net assets	2.01%	2.04%	2.05%	2.05%		2.05%

Ratio of total expenses to average net assets	2.44%	2.33%	2.37%	2.37%		2.39%

Ratio of net investment income to average net assets	0.78%	0.40%	0.12%	2.05	%(b)	0.44%

Portfolio turnover rate(d)	41%	38%	116%	78%		105%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Institutional Shares
	Year Ended October 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$18.23	$20.30	$16.93	$18.34		$18.86

Net investment income(a)	0.29	0.40	0.22	0.47	(b)	0.29

Net realized and unrealized gain (loss)	2.89	(2.14)	3.69	(1.60)		(0.16)

Total from investment operations	3.18	(1.74)	3.91	(1.13)		0.13

Distributions to shareholders from net investment income	(0.24)	(0.33)	(0.54)	(0.28)		(0.65)

Net asset value, end of year	$21.17	$18.23	$20.30	$16.93		$18.34

Total return(c)	17.76%	(8.76)%	23.78%	(6.21)%		0.74%

Net assets, end of year (in 000s)	$7,660	$6,835	$127,403	$201,746		$151,755

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%		0.90%

Ratio of total expenses to average net assets	1.31%	1.17%	1.22%	1.21%		1.24%

Ratio of net investment income to average net assets	1.49%	1.94%	1.22%	2.76	%(b)	1.56%

Portfolio turnover rate(d)	41%	38%	116%	78%		105%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Service Shares
	Year Ended October 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$18.70	$20.68	$16.79	$18.05		$18.57

Net investment income(a)	0.28	0.22	0.13	0.47	(b)	0.14

Net realized and unrealized gain (loss)	2.88	(2.10)	3.76	(1.67)		(0.11)

Total from investment operations	3.16	(1.88)	3.89	(1.20)		0.03

Distributions to shareholders from net investment income	(0.23)	(0.10)	—	(0.06)		(0.55)

Net asset value, end of year	$21.63	$18.70	$20.68	$16.79		$18.05

Total return(c)	17.20%	(9.14)%	23.17%	(6.66)%		0.19%

Net assets, end of year (in 000s)	$4	$4	$4	$32		$37

Ratio of net expenses to average net assets	1.36%	1.34%	1.39%	1.41%		1.40%

Ratio of total expenses to average net assets	1.75%	1.58%	1.66%	1.72%		1.73%

Ratio of net investment income to average net assets	1.44%	1.07%	0.71%	2.77	%(b)	0.76%

Portfolio turnover rate(d)	41%	38%	116%	78%		105%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Investor Shares(a)
	Year Ended October 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$18.20	$20.23	$16.86	$18.25		$18.76

Net investment income(b)	0.36	0.24	0.27	0.45	(c)	0.26

Net realized and unrealized gain (loss)	2.78	(2.02)	3.60	(1.60)		(0.17)

Total from investment operations	3.14	(1.78)	3.87	(1.15)		0.09

Distributions to shareholders from net investment income	(0.28)	(0.25)	(0.50)	(0.24)		(0.60)

Net asset value, end of year	$21.06	$18.20	$20.23	$16.86		$18.25

Total return(d)	17.64%	(8.92)%	23.63%	(6.34)%		0.56%

Net assets, end of year (in 000s)	$492	$421	$1,009	$749		$1,268

Ratio of net expenses to average net assets	1.00%	1.04%	1.05%	1.05%		1.05%

Ratio of total expenses to average net assets	1.44%	1.34%	1.39%	1.36%		1.39%

Ratio of net investment income to average net assets	1.87%	1.20%	1.50%	2.62	%(c)	1.38%

Portfolio turnover rate(e)	41%	38%	116%	78%		105%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class P Shares
	Year Ended October 31, 2019	April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$18.23	$20.84

Net investment income(a)	0.36	0.06

Net realized and unrealized gain (loss)	2.79	(2.67)

Total from investment operations	3.15	(2.61)

Distributions to shareholders from net investment income	(0.33)	—

Net asset value, end of period	$21.05	$18.23

Total return(b)	17.73%	(12.52)%

Net assets, end of period (in 000s)	$68,987	$94,972

Ratio of net expenses to average net assets	0.89%	0.89	%(c)

Ratio of total expenses to average net assets	1.29%	1.22	%(c)

Ratio of net investment income to average net assets	1.88%	0.59	%(c)

Portfolio turnover rate(d)	41%	38%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class R6 Shares
	Year Ended October 31,			February 26, 2016* to October 31, 2016
	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$18.23	$20.30	$16.93	$15.87

Net investment income(a)	0.45	0.31	0.22	0.21	(b)

Net realized and unrealized gain (loss)	2.71	(2.05)	3.69	0.85

Total from investment operations	3.16	(1.74)	3.91	1.06

Distributions to shareholders from net investment income	(0.33)	(0.33)	(0.54)	—

Net asset value, end of period	$21.06	$18.23	$20.30	$16.93

Total return(c)	17.76%	(8.74)%	23.80%	6.68%

Net assets, end of period (in 000s)	$470	$11	$12	$11

Ratio of net expenses to average net assets	0.90%	0.89%	0.89%	0.89	%(d)

Ratio of total expenses to average net assets	1.31%	1.18%	1.22%	1.19	%(d)

Ratio of net investment income to average net assets	2.35%	1.53%	1.21%	1.83	%(b)(d)

Portfolio turnover rate(e)	41%	38%	116%	78%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.25	$14.50	$11.99	$12.95	$13.52

Net investment income(a)	0.37	0.37	0.17	0.18	0.15

Net realized and unrealized gain (loss)	1.53	(1.36)	2.58	(1.04)	(0.23)

Total from investment operations	1.90	(0.99)	2.75	(0.86)	(0.08)

Distributions to shareholders from net investment income	(0.36)	(0.26)	(0.24)	(0.10)	(0.49)

Distributions to shareholders from net realized gains	(1.29)	—	—	—	—

Total distributions	(1.65)	(0.26)	(0.24)	(0.10)	(0.49)

Net asset value, end of year	$13.50	$13.25	$14.50	$11.99	$12.95

Total return(b)	16.95%	(6.98)%	23.38%	(6.69)%	(0.57)%

Net assets, end of year (in 000s)	$16,711	$15,844	$17,937	$18,301	$23,111

Ratio of net expenses to average net assets	1.25%	1.26%	1.30%	1.30%	1.30%

Ratio of total expenses to average net assets	2.16%	1.90%	1.88%	1.76%	1.82%

Ratio of net investment income to average net assets	2.99%	2.54%	1.32%	1.47%	1.11%

Portfolio turnover rate(c)	27%	87%	32%	68%	83%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.88	$12.98	$10.75	$11.62	$12.17

Net investment income(a)	0.25	0.25	0.07	0.08	0.04

Net realized and unrealized gain (loss)	1.34	(1.22)	2.31	(0.94)	(0.20)

Total from investment operations	1.59	(0.97)	2.38	(0.86)	(0.16)

Distributions to shareholders from net investment income	(0.29)	(0.13)	(0.15)	(0.01)	(0.39)

Distributions to shareholders from net realized gains	(1.29)	—	—	—	—

Total distributions	(1.58)	(0.13)	(0.15)	(0.01)	(0.39)

Net asset value, end of year	$11.89	$11.88	$12.98	$10.75	$11.62

Total return(b)	16.01%	(7.59)%	22.44%	(7.37)%	(1.33)%

Net assets, end of year (in 000s)	$1,638	$1,673	$3,770	$3,974	$4,841

Ratio of net expenses to average net assets	2.00%	2.01%	2.05%	2.05%	2.05%

Ratio of total expenses to average net assets	2.91%	2.63%	2.63%	2.51%	2.57%

Ratio of net investment income to average net assets	2.24%	1.89%	0.58%	0.74%	0.35%

Portfolio turnover rate(c)	27%	87%	32%	68%	83%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Institutional Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.88	$15.20	$12.56	$13.56	$14.13

Net investment income(a)	0.42	0.49	0.23	0.23	0.20

Net realized and unrealized gain (loss)	1.63	(1.46)	2.70	(1.08)	(0.23)

Total from investment operations	2.05	(0.97)	2.93	(0.85)	(0.03)

Distributions to shareholders from net investment income	(0.38)	(0.35)	(0.29)	(0.15)	(0.54)

Distributions to shareholders from net realized gains	(1.29)	—	—	—	—

Total distributions	(1.67)	(0.35)	(0.29)	(0.15)	(0.54)

Net asset value, end of year	$14.26	$13.88	$15.20	$12.56	$13.56

Total return(b)	17.29%	(6.59)%	23.88%	(6.31)%	(0.15)%

Net assets, end of year (in 000s)	$5,232	$2,666	$40,667	$42,191	$45,795

Ratio of net expenses to average net assets	0.88%	0.87%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	1.79%	1.42%	1.49%	1.36%	1.42%

Ratio of net investment income to average net assets	3.13%	3.19%	1.71%	1.84%	1.47%

Portfolio turnover rate(c)	27%	87%	32%	68%	83%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Investor Shares(a)
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.25	$14.51	$12.00	$12.97	$13.55

Net investment income(b)	0.34	0.40	0.24	0.21	0.15

Net realized and unrealized gain (loss)	1.59	(1.35)	2.54	(1.04)	(0.20)

Total from investment operations	1.93	(0.95)	2.78	(0.83)	(0.05)

Distributions to shareholders from net investment income	(0.38)	(0.31)	(0.27)	(0.14)	(0.53)

Distributions to shareholders from net realized gains	(1.29)	—	—	—	—

Total distributions	(1.67)	(0.31)	(0.27)	(0.14)	(0.53)

Net asset value, end of year	$13.51	$13.25	$14.51	$12.00	$12.97

Total return(c)	17.21%	(6.74)%	23.75%	(6.43)%	(0.32)%

Net assets, end of year (in 000s)	$3,515	$349	$426	$471	$355

Ratio of net expenses to average net assets	1.09%	1.01%	1.05%	1.05%	1.05%

Ratio of total expenses to average net assets	1.98%	1.65%	1.64%	1.51%	1.56%

Ratio of net investment income to average net assets	2.67%	2.78%	1.85%	1.71%	1.17%

Portfolio turnover rate(d)	27%	87%	32%	68%	83%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class P Shares
	Year Ended October 31, 2019	April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$13.86	$15.62

Net investment income(a)	0.44	0.16

Net realized and unrealized gain (loss)	1.61	(1.84)

Total from investment operations	2.05	(1.68)

Distributions to shareholders from net investment income	(0.39)	(0.08)

Distributions to shareholders from net realized gains	(1.29)	—

Total distributions	(1.68)	(0.08)

Net asset value, end of period	$14.23	$13.86

Total return(b)	17.34%	(10.76)%

Net assets, end of period (in 000s)	$32,643	$30,930

Ratio of net expenses to average net assets	0.85%	0.84	%(c)

Ratio of total expenses to average net assets	1.76%	1.84	%(c)

Ratio of net investment income to average net assets	3.37%	2.00	%(c)

Portfolio turnover rate(d)	27%	87%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class R Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.32	$14.59	$12.08	$13.00	$13.57

Net investment income(a)	0.36	0.34	0.14	0.12	0.11

Net realized and unrealized gain (loss)	1.52	(1.37)	2.59	(1.01)	(0.23)

Total from investment operations	1.88	(1.03)	2.73	(0.89)	(0.12)

Distributions to shareholders from net investment income	(0.36)	(0.24)	(0.22)	(0.03)	(0.45)

Distributions to shareholders from net realized gains	(1.29)	—	—	—	—

Total distributions	(1.65)	(0.24)	(0.22)	(0.03)	(0.45)

Net asset value, end of year	$13.55	$13.32	$14.59	$12.08	$13.00

Total return(b)	16.63%	(7.19)%	22.99%	(6.87)%	(0.84)%

Net assets, end of year (in 000s)	$73	$84	$44	$28	$17

Ratio of net expenses to average net assets	1.50%	1.51%	1.55%	1.55%	1.55%

Ratio of total expenses to average net assets	2.40%	2.18%	2.12%	2.01%	2.07%

Ratio of net investment income to average net assets	2.90%	2.38%	1.05%	0.99%	0.86%

Portfolio turnover rate(c)	27%	87%	32%	68%	83%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class R6 Shares
	Year Ended October 31,			February 26, 2016* to October 31, 2016
	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$13.87	$15.20	$12.56	$11.85

Net investment income(a)	0.49	0.45	0.16	0.20

Net realized and unrealized gain (loss)	1.57	(1.43)	2.77	0.51

Total from investment operations	2.06	(0.98)	2.93	0.71

Distributions to shareholders from net investment income	(0.39)	(0.35)	(0.29)	—

Distributions to shareholders from net realized gains	(1.29)	—	—	—

Total distributions	(1.68)	(0.35)	(0.29)	—

Net asset value, end of period	$14.25	$13.87	$15.20	$12.56

Total return(b)	17.41%	(6.62)%	23.91%	5.99%

Net assets, end of period (in 000s)	$332	$68	$72	$11

Ratio of net expenses to average net assets	0.86%	0.86%	0.89%	0.89	%(c)

Ratio of total expenses to average net assets	1.80%	1.51%	1.43%	1.35	%(c)

Ratio of net investment income to average net assets	3.74%	2.99%	1.16%	2.33	%(c)

Portfolio turnover rate(d)	27%	87%	32%	68%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

October 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
International Equity ESG	A, C, Institutional, Service, Investor, P and R6	Diversified
International Equity Income	A, C, Institutional, Investor, P, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

36

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
International Equity ESG	Annually	Annually
International Equity Income	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

37

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2019:

INTERNATIONAL EQUITY ESG

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$5,483,054	$29,234,849	$—

Australia and Oceania	—	2,358,730	—

Europe	—	80,959,804	—

North America	—	2,698,771	—

Investment Company	992,989	—	—

Total	$6,476,043	$115,252,154	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

38

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$8,837,153	$—

Australia and Oceania	—	3,441,607	—

Europe	—	44,049,350	—

North America	—	1,360,315	—

Investment Company	1,609,740	—	—

Total	$1,609,740	$57,688,425	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
International Equity ESG	0.85%	0.77%	0.73%	0.71%	0.70%	0.85%	0.85%
International Equity Income	0.80	0.72	0.68	0.67	0.66	0.80	0.80

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The International Equity ESG and International Equity Income Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2019, GSAM waived $3,847 and $951 of the International Equity ESG and International Equity Income Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These

39

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2019

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
International Equity ESG	$975	$261
International Equity Income	826	52

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2019, the annual rates were as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares. Effective February 28, 2019, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the International Equity ESG Fund through at least February 28, 2020, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and

40

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds are 0.014%. These Other Expense limitations will remain in place through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
International Equity ESG	$3,847	$4,191	$15,038	$523,622	$546,698
International Equity Income	951	1,084	—	467,074	469,109

G.  Line of Credit Facility — As of October 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2019, Goldman Sachs earned $363 in brokerage commissions from portfolio transactions, on behalf of the International Equity ESG Fund.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2019:

Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2019	Shares as of October 31, 2019	Dividend Income from Affiliated Investment Company
International Equity ESG	$5,551,407	$33,293,140	$(37,851,558)	$992,989	992,989	$52,502
International Equity Income	633,777	10,261,954	(9,285,991)	1,609,740	1,609,740	12,090

As of October 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 32% of the Service Shares of the International Equity ESG Fund and approximately 15% of the Class R Shares of the International Equity Income Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2019, were as follows:

Fund	Purchases	Sales and Maturities
International Equity ESG	$53,515,031	$89,264,172
International Equity Income	14,726,837	13,582,745

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2019

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2019 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended October 31, 2019
Fund	Earnings of GSAL Relating to Securites Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
International Equity ESG	$6,065	$9,750
International Equity Income	1,542	1,133

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

6. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2019:

Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2019
International Equity ESG	$9,909,535	$43,221,741	$(53,131,276)	$—
International Equity Income	61	9,689,445	(9,689,506)	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows:

	International Equity ESG	International Equity Income
Distributions paid from:
Ordinary income	$2,184,597	$2,158,291
Net long-term capital gains	—	4,229,300
Total	$2,184,597	$6,387,591

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows:

	International Equity ESG Fund	International Equity Income
Distributions paid from:
Ordinary income	$2,661,329	$1,267,008

As of October 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

	International Equity ESG	International Equity Income
Undistributed ordinary income — net	$2,236,749	$1,589,300
Capital loss carryforwards(1):
Perpetual long-term	$(13,797,006)	$(1,921,941)
Perpetual short-term	(129,400)	(912,994)
Total capital loss carryforwards	$(13,926,406)	$(2,834,935)
Unrealized gains — net	5,874,119	3,017,858
Total accumulated gains (losses) — net	$(5,815,538)	$1,772,223

(1)	The International Equity ESG Fund had capital loss carryforwards of $9,250,431 which expired in the current fiscal year.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2019

7. TAX INFORMATION (continued)

As of October 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Equity ESG	International Equity Income
Tax cost	$115,848,188	$56,275,648
Gross unrealized gain	14,920,587	5,968,241
Gross unrealized loss	(9,046,468)	(2,950,383)
Net unrealized gain	$5,874,119	$3,017,858

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

The International Equity ESG Fund reclassified $9,250,431 from paid in capital to distributable earnings for the year ending October 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from expired capital loss carryforwards.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

ESG Standards Risk — The International Equity ESG’s adherence to its environmental, social and governance (“ESG”) criteria and the application of GSAM’s supplemental ESG analysis when selecting investments may affect the Fund’s exposure to certain companies, sectors, regions, and countries and may affect the Fund’s performance depending on whether such investments are in or out of favor. For example, the Fund will not seek to invest in companies that GSAM believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Fund will not seek to invest in companies that GSAM believes show inadequate governance standards (e.g., certain state-owned enterprises).

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may

44

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

8. OTHER RISKS (continued)

be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.
Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

45

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2019

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Funds will bear their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date other than the above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

46

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Equity ESG Fund
	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	64,610	$1,182,838	267,185	$5,266,595
Reinvestment of distributions	27,075	449,717	23,108	466,316
Shares redeemed	(325,180)	(6,007,245)	(279,337)	(5,634,214)
	(233,495)	(4,374,690)	10,956	98,697
Class C Shares
Shares sold	46,331	788,954	61,838	1,165,128
Reinvestment of distributions	1,542	23,885	5,040	94,404
Shares redeemed	(110,589)	(1,926,146)	(314,115)	(5,699,946)
	(62,716)	(1,113,307)	(247,237)	(4,440,414)
Institutional Shares
Shares sold	1,084,979	20,862,777	221,300	4,597,446
Reinvestment of distributions	4,615	78,277	99,798	2,046,867
Shares redeemed	(1,102,693)	(22,012,585)	(6,221,940)	(125,598,741)
	(13,099)	(1,071,531)	(5,900,842)	(118,954,428)
Service Shares
Reinvestment of distributions	3	43	1	19
	3	43	1	19
Investor Shares
Shares sold	18,990	370,134	6,936	142,346
Reinvestment of distributions	332	5,613	391	8,008
Shares redeemed	(19,093)	(366,160)	(34,100)	(697,632)
	229	9,587	(26,773)	(547,278)
Class P Shares(a)
Shares sold	293,748	5,446,526	5,763,403	116,037,157
Reinvestment of distributions	95,089	1,603,197	—	—
Shares redeemed	(2,322,307)	(42,986,970)	(553,398)	(10,874,338)
	(1,933,470)	(35,937,247)	5,210,005	105,162,819
Class R6 Shares
Shares sold	25,890	469,704	—	—
Reinvestment of distributions	12	196	10	196
Shares redeemed	(4,165)	(82,165)	—	2
	21,737	387,735	10	198

NET DECREASE	(2,220,811)	$(42,099,410)	(953,880)	$(18,680,387)

(a)	Commenced operations on April 16, 2018.

47

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Income Fund
	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	125,432	$1,595,783	162,960	$2,316,790
Reinvestment of distributions	167,381	1,917,576	20,777	301,377
Shares redeemed	(250,762)	(3,126,327)	(225,177)	(3,267,638)
	42,051	387,032	(41,440)	(649,471)
Class C Shares
Shares sold	14,593	159,836	24,359	316,316
Reinvestment of distributions	21,731	220,807	2,739	35,903
Shares redeemed	(39,466)	(432,297)	(176,575)	(2,245,497)
	(3,142)	(51,654)	(149,477)	(1,893,278)
Institutional Shares
Shares sold	220,491	2,992,011	90,067	1,387,522
Reinvestment of distributions	26,135	315,581	59,163	896,435
Shares redeemed	(71,950)	(902,125)	(2,632,812)	(39,748,150)
	174,676	2,405,467	(2,483,582)	(37,464,193)
Investor Shares
Shares sold	247,942	3,267,774	8,760	123,415
Reinvestment of distributions	4,131	47,320	584	8,463
Shares redeemed	(18,145)	(229,025)	(12,342)	(177,325)
	233,928	3,086,069	(2,998)	(45,447)
Class P Shares(a)
Shares sold	76,129	976,161	2,293,515	34,495,583
Reinvestment of distributions	314,791	3,790,562	17	252
Shares redeemed	(329,004)	(4,214,711)	(62,071)	(903,725)
	61,916	552,012	2,231,461	33,592,110
Class R Shares
Shares sold	2,282	28,441	3,962	54,769
Reinvestment of distributions	794	9,154	37	538
Shares redeemed	(4,006)	(50,618)	(705)	(9,990)
	(930)	(13,023)	3,294	45,317
Class R6 Shares
Shares sold	21,177	275,372	506	7,756
Reinvestment of distributions	708	8,522	104	1,572
Shares redeemed	(3,528)	(46,349)	(421)	(6,407)

	18,357	237,545	189	2,921

NET INCREASE (DECREASE)	526,856	$6,603,448	(442,553)	$(6,412,041)

(a)	Commenced operations on April 16, 2018.

48

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs International Equity ESG Fund and Goldman Sachs International Equity Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs International Equity ESG Fund and Goldman Sachs International Equity Income Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	International Equity ESG Fund				International Equity Income Fund
Share Class	Beginning Account Value 05/01/19	Ending Account Value 10/31/19		Expenses Paid for the 6 Months Ended 10/31/19*	Beginning Account Value 05/01/19	Ending Account Value 10/31/19		Expenses Paid for the 6 Months Ended 10/31/19*
Class A
Actual	$1,000	$1,054.60		$6.37	$1,000	$1,068.00		$6.46
Hypothetical 5% return	1,000	1,019.00	+	6.26	1,000	1,018.95	+	6.31
Class C
Actual	1,000	1,051.00		10.24	1,000	1,063.50		10.35
Hypothetical 5% return	1,000	1,015.22	+	10.06	1,000	1,015.17	+	10.11
Institutional
Actual	1,000	1,056.40		4.61	1,000	1,069.80		4.54
Hypothetical 5% return	1,000	1,020.72	+	4.53	1,000	1,020.82	+	4.43
Service
Actual	1,000	1,054.10		6.99	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.40	+	6.87	N/A	N/A		N/A
Investor
Actual	1,000	1,055.60		5.08	1,000	1,069.70		5.58
Hypothetical 5% return	1,000	1,020.27	+	4.99	1,000	1,019.81	+	5.45
Class P
Actual	1,000	1,056.20		4.61	1,000	1,069.90		4.43
Hypothetical 5% return	1,000	1,020.72	+	4.53	1,000	1,020.92	+	4.33
Class R
Actual	N/A	N/A		N/A	1,000	1,066.90		7.81
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.64	+	7.63
Class R6
Actual	1,000	1,056.20		4.61	1,000	1,069.80		4.49
Hypothetical 5% return	1,000	1,020.72	+	4.53	1,000	1,020.87	+	4.38

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
International Equity ESG	1.24%	1.99%	0.90%	1.35%	0.99%	0.90%	N/A	0.90%

International Equity Income	1.26	2.01	0.90	N/A	1.16	0.87	1.51%	0.88

50

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs International Equity ESG Fund and the Goldman Sachs International Equity Income Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund; (g) the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

51

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its

52

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the International Equity ESG Fund’s Institutional Shares had placed in the third quartile for the one-, three-, and ten-year periods and the fourth quartile for the five-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. They also noted that in February 2018, the Fund had been repositioned from the Focused International Equity Fund, which involved changes to the Fund’s investment strategy. The Trustees observed that the International Equity Income Fund’s Institutional Shares had placed in the top half of its peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2019. They also noted that in February 2018, the Fund had been repositioned from the Strategic International Equity Fund, which involved changes to the Fund’s investment objective and investment strategy. The Trustees observed that the International Equity ESG Fund and the International Equity Income Fund had experienced certain portfolio management changes in 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the International Equity ESG Fund that would have the effect of decreasing expenses of Class A, Class C, and Investor Shares of the Fund, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

53

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	International Equity ESG Fund	International Equity Income Fund

First $1 billion	0.85%	0.80%

Next $1 billion	0.77	0.72

Next $3 billion	0.73	0.68

Next $3 billion	0.71	0.67

Over $8 billion	0.70	0.66

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (g) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

54

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2020.

55

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

56

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	162	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2019, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Funds’ Statement of Additional Information dated February 28, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

57

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental International Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2019, the total amount of income received by the International Equity ESG and International Equity Income Funds from sources within foreign countries and possessions of the United States was $0.2643 and $0.4072 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the International Equity ESG and International Equity Income Funds were 79.46% and 86.51%, respectively. The total amount of taxes paid by the International Equity ESG and International Equity Income Funds was $0.0247 and $0.0372 per share, respectively.

For the year ended October 31, 2019, 100% and 92.57% of the dividends paid from net investment company taxable income by the International Equity ESG and International Equity Income Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the International Equity Income Fund designates $4,229,300 or if different, the maximum amount allowable, as capital gain dividends paid during the year ended October 31, 2019.

During the year ended October 31, 2019, the International Equity Income Fund designates $621,665 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code

58

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.60 trillion in assets under supervision as of September 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 187092-OTU-1103597 EQINTAR-19

Goldman Sachs Funds

Annual Report	October 31, 2019

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs International Equity

Insights Funds

∎	EMERGING MARKETS EQUITY INSIGHTS

∎	INTERNATIONAL EQUITY INSIGHTS

∎	INTERNATIONAL SMALL CAP INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs’ International Equity Insights Investment Process

∎	Comprehensive – We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

∎	Rigorous – We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

∎	Objective – Our stock and equity market selection process is designed to be free from emotion that may lead to biased investment decisions.

∎	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

∎	We use proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

∎	Blend top-down market views with bottom-up stock selection.

∎	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

∎

Achieve excess returns by taking many small diversified stock positions. Additionally, in the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Equity Insights Fund we take intentional country bets.

1

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2019

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2019 (the “Reporting Period”).

During the first half of the Reporting Period, we enhanced existing signals within our Sentiment Analysis investment theme that use machine learning to help understand sell-side analyst sentiment. In the Japan region, we added a signal that uses consumer and retailer activity data to predict the sales of retailers and consumer goods companies. We extended an existing market sentiment signal to the U.K. investment region; the signal examines institutional investor activity to extract conviction positions. In addition, within our High Quality Business Models and Sentiment Analysis investment themes, we extended a suite of signals to the Japan region that use natural language processing on Japanese regulatory filings.

During the second half of the Reporting Period, we implemented a new signal within our Sentiment Analysis investment theme in the Europe, Japan and emerging markets regions. This new signal gauges investor conviction around future price declines for securities. We analyze more than 6,000 stocks to ascertain the difficulty in borrowing the security for the purposes of short selling. In addition, we expanded an existing signal within our Market Themes & Trends investment theme to the emerging markets region. The signal, which covers more than 7,000 stocks, identifies stocks collectively held by mutual funds in order to gauge their potential co-movement resulting from investor activity.

2

MARKET REVIEW

Goldman Sachs International Equity

Insights Funds

Market Review

During the 12-month period ended October 31, 2019 (the “Reporting Period”), emerging markets equities and international equities generated positive returns. Emerging markets equities overall slightly outperformed international markets equities.

Emerging Markets Equities

Emerging markets equities rallied during the Reporting Period, with the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”) posting a return of 11.86%.1

Following a challenging October 2018, emerging markets equities saw a brief reprieve as the Reporting Period began in November 2018 on dovish comments from U.S. Federal Reserve (“Fed”) Chair Jerome Powell, an accommodative stance by Chinese policymakers toward the private corporate sector and seemingly encouraging progress toward China-U.S. trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) However, the relief rally proved short-lived, as investors were unnerved in December 2018 by the arrest of a Chinese technology executive, a partial U.S. federal government shutdown and the U.S. President’s criticism of Fed Chair Powell. Emerging markets stocks also fell sharply on trade war escalations between the U.S. and China as well as on political uncertainty — and in a delayed response to an earlier sell-off, or rise, in global interest rates. Though posting negative absolute returns, emerging markets equities outperformed their developed markets counterparts on a relative basis both for the month of December and for the fourth calendar quarter overall.

Emerging markets equities recovered during the first quarter of 2019, as three major headwinds subsided. First on trade, markets perceived progressing negotiations between the U.S. and China as constructive, decreasing some of the volatility previously caused by tariff uncertainty. Subsequently, China’s equity market regained some of the trade-related losses from the 2018 calendar year, with the MSCI China Index outperforming the MSCI EM Index by 778 basis points year-to-date through March 2019. (A basis point is 1/100th of a percentage point.) Second, financial conditions became more supportive with the Fed taking a pause in its interest rate hiking cycle. Third, the economic pulse check, in the form of released macro data, showed emerging market Gross Domestic Product (“GDP”) growth returning to above-trend levels, while some developed markets countries saw their economic growth forecasts revised downward, though symptoms of a possible recession in the U.S. and other developed markets countries remained scarce. The healthy macroeconomic diagnosis for emerging markets generally was complemented by solid fundamentals, as markets expected 2019 earnings in emerging markets equity markets to grow more than twice as much as in the U.S. Despite the broader recovery, investors remained cautious around Indian equities, with general elections scheduled to commence in April 2019. Investors also remained cautious around Turkish equity markets, which were rattled by the overall economic downturn and by municipal elections at the end of March 2019.

Emerging markets equities notched solidly positive returns in April 2019, underpinned by robust fundamentals and supportive financial conditions, as the Fed maintained its pause in increasing U.S. interest rates. They then suffered a sharp decline in May 2019, from which they generally recovered in June 2019 while awaiting U.S.-China trade talks to reconvene at the G20 Summit. (The G20 (or Group of Twenty) is an international forum for the governments and central bank governors from 19 countries and the European Union. It was founded in 1999 with the aim of discussing policy pertaining to the promotion of international financial stability.) Negotiations had been halted in May 2019 following the increase of tariffs from 10% to 25% on $200 billion of Chinese goods by the U.S. This degradation of trade talks contributed to a volatile May 2019. On June 18, 2019, the U.S. President announced that he and the President of China would be meeting on the sidelines of the G20 Summit in Osaka, Japan on June 29th to discuss the ongoing trade impasse, resulting in an immediate positive market reaction. The result was both sides agreeing to restart negotiations and the U.S. agreeing to put plans for additional tariffs of 25% on all remaining imports from China on an indefinite hold. In an additional positive surprise, the U.S. agreed to lift restrictions it had put in place on Chinese technology firm Huawei, allowing it to purchase equipment non-threatening to U.S. national security from U.S. firms. The outcome of the G20 Summit was similar to that of the one held in Buenos Aires in 2018, which led to a temporary truce in trade tensions and a delay in raising tariffs.

Emerging markets equities started the third calendar quarter on a soft note, as in July 2019, despite their meeting in Shanghai, the U.S. and Chinese Presidents were unable to make any forward steps toward a trade deal. Emerging markets equities remained

[1]	All Index returns are expressed in U.S. dollar terms.

3

MARKET REVIEW

under pressure in August 2019, as the U.S. President announced a new round of tariffs on another $300 billion of Chinese goods, and China announced retaliatory tariffs on $75 billion of U.S. goods. Emerging markets equities then surged in September 2019, as optimism rose that both sides might soon be able to reach an agreement. Both countries exempted tariffs on the other throughout the month, with the U.S. also agreeing to delay its increase on $250 billion of Chinese imports. The Chinese equity market was able to eke out a modest increase in September, despite concerns of potential investment restrictions on the country. In line with market expectations, the U.S. Fed cut its interest rates by 25 basis points in both July and September 2019 — its first interest rate cuts since 2008 — although the consensus forecasted no further interest rate cuts in 2019. South Korea was the main driver of emerging markets equities’ performance in September, as it saw benefits from the drawdown in trade tensions. August was a strenuous month for India, as economic growth there slowed to a six-year low. In response, on September 20, 2019, India’s Finance Minister announced a surprise corporate tax rate cut — from a base rate of 30% to a new base rate of 22%. This announcement came as part of a series of measures undertaken by the Indian government to boost its economy and employment and to revive investor sentiment. This tax cut helped India’s equity market to gain in September 2019.

In October 2019, emerging markets equities generated positive returns, benefiting from seeming trade talk progress made between the U.S. and China during the month, as markets were then expecting some sort of official interim deal between the two parties in the foreseeable future. These expectations stemmed from an October 11, 2019 meeting in which the two sides reached a proposed “Phase One” deal, including China purchasing $40 to $50 billion of U.S. agricultural products annually and issuing new guidelines on how it manages its currency. Additionally, the U.S. announced it would further delay a tariff increase of 30% on $250 billion of Chinese goods. Indian equities continued their solid performance during the month, largely driven by continued economic momentum and earnings upgrades following its September corporate tax rate cut. At the end of October 2019, the U.S. Fed once again cut interest rates by 25 basis points, but it signaled a pause in its latest interest rate cutting cycle for the near term. Brazil also continued its monetary policy easing cycle, as its central bank cut that country’s interest rates for a third straight meeting following the passing of new pension reform that led to heightened hopes of a recovery for the country’s sluggish economy amid low inflation.

For the Reporting Period as a whole, information technology, consumer discretionary and real estate were the strongest sectors in the MSCI EM Index. Materials and health care were the only two sectors in the MSCI EM Index to post negative absolute returns during the Reporting Period.

From a country perspective, Russia was the best performing individual constituent of the MSCI EM Index for the Reporting Period, followed by Egypt, Taiwan, Greece, the Philippines and Indonesia, each of which posted a robust double-digit absolute gain. Conversely, Argentina was by far the weakest individual country constituent of the MSCI EM Index, followed by Pakistan, Chile and Saudi Arabia, each of which posted a double-digit decline during the Reporting Period.

International Equities

International equities advanced during the Reporting Period, with the MSCI Europe, Australasia, Far East (EAFE) Standard Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) recording a return of 11.04%.1

When the Reporting Period began in November 2018, international equities gained on dovish comments from U.S. Fed Chair Jerome Powell, an accommodative stance by Chinese policymakers toward the private corporate sector and seemingly encouraging progress toward China-U.S. trade talks. However, international equities then plunged in December on renewed investor risk aversion triggered by the arrest of a Chinese technology executive, a partial U.S. federal government shutdown and the U.S. President’s criticism of Fed Chair Powell. International stocks also fell sharply on trade war escalations between the U.S. and China as well as on political uncertainty — and in a delayed response to an earlier sell-off, or increase, in global interest rates. Political uncertainty remained elevated in Europe, particularly surrounding the Italian fiscal budget and ongoing Brexit negotiations. (Brexit indicates the U.K.’s path out of the European Union.)

During the first quarter of 2019, international equities posted strongly positive returns, rebounding from previous losses across all regions. The Fed maintained its dovish stance amidst slower global economic growth, and significant progress appeared to be made in the trade talks between China and the U.S., paving the way for a potential resolution. European equities remained resilient,

[1]	All Index returns are expressed in U.S. dollar terms.

4

MARKET REVIEW

despite the overhang of Brexit and slowing economic data. The European Union extended the Brexit deadline beyond March 2019 in a bid to prevent a tumultuous exit. Japanese equities gained during the first calendar quarter, as fears around the extent of the global economic growth slowdown eased and the Japanese yen gradually weakened.

As the second calendar quarter began in April 2019, international equities continued to rally. European equity markets broke records for calm and quiet trading periods, with little variation through the month, and remained resilient despite the persistent overhang of Brexit and slowing economic data. After seeing the calendar year’s first decline during May 2019 due to investor concerns over the U.S.-China trade war, international equities bounced back in June 2019. Markets reacted positively after the U.S. and China declared a truce in their trade war and agreed to resume negotiations at the G20 Summit at the end of June. The U.S. agreed to hold off on imposing an additional $300 billion in tariffs and delay restrictions against Chinese technology firm Huawei, allowing U.S. companies to resume sales to the company. International developed equity markets were also supported by increasingly accommodative sentiment by several major central banks. The European equity markets were broadly higher for the second calendar quarter, as manufacturing indices indicated improving conditions. U.K. equity markets also performed well in spite of the ongoing uncertainty around Brexit negotiations. Japanese equity markets ended the second quarter of 2019 below other developed equity markets due to ongoing Japanese yen strength amidst increasing geopolitical volatility and as markets expected an easier monetary policy for the U.S. going forward. In June 2019, the truce between the U.S. and China brought in some respite for the Japanese equity markets, which continued to be supported by a recovering domestic economy, stronger capital spending and an increase in domestic demand resilience.

International equities edged down in the third quarter of 2019, with trade news continuing to dominate market movements along with increasing political uncertainty across most governments. The U.S. Fed cut its interest rates in July and September 2019 — its first interest rate cuts since 2008 — lowering rates by 25 basis points each time, as the economy showed signs of a slowdown, but the Fed did not commit to a more extended easing cycle. After witnessing a slowdown amidst weaker foreign demand, global tariff disputes and business uncertainty risk from Brexit, European equities gained toward the end of the quarter, as the European Central Bank (“ECB”) restarted quantitative easing measures. The ECB’s multi-dimensional monetary stimulus package sought to address a slowing Eurozone economic growth rate through deposit rate cuts and the reinstitution of asset purchases. However, departing ECB President Mario Draghi commented on the limitations of interest rate cuts, calling instead on fiscal stimulus to support economic growth, as he passed the baton of leadership to his successor Christine Lagarde, previously the President of the International Monetary Fund. Meanwhile, the U.K. Parliament regularly demonstrated it was not willing to allow the U.K. to leave the European Union without a trade deal. A no-deal exit, therefore, remained unlikely unless a general election or referendum provided a mandate for it. Japan’s equity market witnessed a moderate recovery trend during the third calendar quarter, along with firmer economic fundamentals supporting domestic demand. The U.S. and Japan signed a “first stage” of a trade agreement aimed at achieving more fair and reciprocal trade between the two countries.

In October 2019, international equities advanced on generally upbeat third calendar quarter corporate earnings reports and easing geopolitical tensions, including seeming progress in U.S.-China trade negotiations. The U.S. Fed cut its interest rates for the third time in 2019, lowering the targeted federal funds rate range by an additional 25 basis points. However, Fed Chair Powell signaled another rate change was unlikely as long as conditions remained steady. European equity markets moved higher on positive third calendar quarter corporate earnings and unchanged ECB policy. Tensions regarding a no-deal Brexit receded, as the European Union extended the Brexit deadline until January 31, 2020. The European Union and the U.K. agreed to a “flextension” arrangement, under which the U.K. would be able to leave the European Union earlier than the stated deadline if a withdrawal agreement was ratified by the European Parliament and British Parliament in time. The euro and British pound strengthened against the U.S. dollar as investors remained optimistic for a potentially favorable U.K. Parliamentary vote for the Brexit deal. Japanese equities saw positive returns during October 2019, as Japan’s economy continued to recover. The U.S. and Japan signed a limited trade deal on agriculture and digital trade, which covered about $55 billion of commerce between the two economies. Also, during the month, Japan’s cabinet approved a draft legislation that will require overseas investors to report plans to purchase more than 1% of shares in companies related to Japan’s national security, compared to the existing 10% threshold. While the government plans to exclude asset management companies from these stricter rules, the exemption will not apply to foreign state-owned firms. The Bank of Japan stated it needs to monitor the impact of its recent sales tax hike and is also paying particular attention to the effect of the U.S. and China economies on Japan.

5

MARKET REVIEW

For the Reporting Period as a whole, utilities, information technology, health care and real estate were the strongest performing sectors in the MSCI EAFE Index, each producing a positive double-digit absolute return. The weakest performing sector in the MSCI EAFE Index and the only one to post a negative absolute return during the Reporting Period was energy. Financials, materials and communication services generated solid positive absolute returns but also lagged the MSCI EAFE Index during the Reporting Period.

From a country perspective, China, New Zealand and the Netherlands were the strongest performing constituents of the MSCI EAFE Index during the Reporting Period, each posting strong double-digit gains. The United Arab Emirates was by far the weakest individual country constituent of the MSCI EAFE Index during the Reporting Period, followed by Norway, Israel and Austria, each of which posted a negative absolute return.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with what we view as sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

6

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity

Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 5.74%, 5.09%, 6.18%, 6.06%, 6.33%, 5.52%, 6.32%, respectively. These returns compare to the 11.86% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. To manage the Fund, we use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, the Fund underperformed the Index, with our stock selection strategy detracting from performance. Our country/currency strategy added to relative returns.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes detracted from the Fund’s relative performance. Fundamental Mispricings and Market Themes & Trends were the Fund’s worst-performing investment themes. Our High Quality Business Models and Sentiment Analysis investment themes also diminished returns, though to a lesser extent. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

7

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection hampered the Fund’s relative results, with investments in the consumer staples sector detracting most. Selection in the energy and financials sectors also had a negative effect on results. On the positive side, the Fund benefited from stock selection in the materials and real estate sectors during the Reporting Period.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt during the Reporting Period by its overweights relative to the Index in GAIL, an Indian state-owned natural gas processing and distribution company, and Alrosa, a Russian diamond mining company. We overweighted both stocks due mainly to our Market Themes & Trends and Fundamental Mispricings investment themes. An underweight in Gazprom, a Russian natural gas producer and pipeline operator, also detracted from relative returns. Our Market Themes & Trends and High Quality Business Models investment themes were largely responsible for the Fund’s underweight in Gazprom.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

During the Reporting Period, the Fund was helped by its underweight positions in Vale, a Brazilian metals and mining company and logistics operator, and in Baidu, a Chinese artificial intelligence and Internet company. Both of these underweights were mainly the result of our Market Themes & Trends and Fundamental Mispricings investment themes. An overweight position in Anglo American Platinum, a South Africa-based mining company, also contributed positively. We established the overweight in Anglo American Platinum primarily because of our Market Themes & Trends investment themes.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy added to the Fund’s relative returns. During the Reporting Period, the Fund benefited from its overweight compared to the Index in Brazil and from its underweights in Taiwan and Saudi Arabia. Conversely, the Fund was hurt by its overweights in India and South Korea.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy — Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an overweight relative to the Index in India to a rather neutral position. We reduced the Fund’s overweight in China and increased its overweight in South Korea. Compared to the Index, we changed within the Fund from a rather neutral position in Indonesia to an overweight. We shifted the Fund from an underweight in Taiwan to a relatively neutral position. We also increased the Fund’s underweight in Malaysia during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, consumer discretionary, industrials and utilities sectors. Compared to the Index, the Fund was underweight the communication services, financials, health care, energy and consumer staples sectors. It was rather neutral versus the Index in the materials

8

PORTFOLIO RESULTS

and real estate sectors at the conclusion of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Indonesia, Mexico, South Korea, China and Turkey. Compared to the Index, the Fund was underweight Malaysia, South Africa and Saudi Arabia. The Fund was relatively neutral in Brazil, Taiwan, Qatar, India, the Philippines, Poland, Thailand, United Arab Emirates, Chile, Colombia, Peru, Hungary, Russia, Greece, Argentina, Egypt, Czech Republic and Pakistan at the end of the Reporting Period.

9

FUND BASICS

Emerging Markets Equity Insights Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.1%	Semiconductors & Semiconductor Equipment	Taiwan
Alibaba Group Holding Ltd. ADR	3.1	Retailing	China
Samsung Electronics Co. Ltd.	3.0	Technology Hardware & Equipment	South Korea
Tencent Holdings Ltd.	2.8	Media & Entertainment	China
Ping An Insurance Group Co. of China Ltd. Class H	2.0	Insurance	China
SK Hynix, Inc.	1.9	Semiconductors & Semiconductor Equipment	South Korea
LUKOIL PJSC ADR	1.8	Energy	Russia
Bank Rakyat Indonesia Persero Tbk. PT	1.8	Banks	Indonesia
Telekomunikasi Indonesia Persero Tbk. PT	1.7	Telecommunication Services	Indonesia
PICC Property & Casualty Co. Ltd. Class H	1.7	Insurance	China

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any).

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on November 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (the “MSCI® EM Index”) (Net, USD, unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	5.74%	3.00%	4.40%	—
Including sales charges	-0.05%	1.85%	3.81%	—

Class C
Excluding contingent deferred sales charges	5.09%	2.25%	3.63%	—
Including contingent deferred sales charges	4.08%	2.25%	3.63%	—

Institutional	6.18%	3.42%	4.82%	—

Investor (Commenced August 31, 2010)	6.06%	3.28%	N/A	4.21%

Class P (Commenced April 16, 2018)	6.33%	N/A	N/A	-7.88%

Class R (Commenced February 28, 2014)	5.52%	2.77%	N/A	3.87%

Class R6 (Commenced July 31, 2015)	6.32%	N/A	N/A	5.04%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

11

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 6.58%, 5.79%, 7.07%, 6.45%, 6.90%, 7.03%, 6.36% and 7.10%, respectively. These returns compare to the 11.04% average annual total return of the Fund’s benchmark, the MSCI EAFE Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. To manage the Fund, we use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, the Fund underperformed the Index, with our stock selection strategy and country/currency strategy both detracting from performance.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes — Fundamental Mispricings, Market Themes & Trends, High Quality Business Models and Sentiment Analysis — detracted from the Fund’s relative performance. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

12

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection overall detracted from the Fund’s relative performance, primarily investments in the health care, consumer staples and communication services sectors. Conversely, the Fund benefited from stock selection in the information technology sector during the Reporting Period.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt during the Reporting Period by an underweight compared to the Index in Nestle, a Switzerland-based food and beverage company. We established the underweight in Nestle mostly because of our High Quality Business Models investment theme. Overweight positions in ProSiebenSat.1 Media, a German-based mass media company, and Eisai, a Japanese pharmaceutical company, also diminished the Fund’s relative returns. The overweight in ProSiebenSat.1 Media was largely the result of our Fundamental Mispricings, Sentiment Analysis and Market Themes & Trends investment themes. We chose to overweight Eisai mainly because of our High Quality Business Models investment theme.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was helped by overweight positions in Fujitsu, a Japanese information technology company, and BE Semiconductor Industries, a Dutch manufacturer of semiconductor equipment. The overweight in Fujitsu was mostly due to our Fundamental Mispricings and Market Themes & Trends investment themes, while we adopted the overweight in BE Semiconductor Industries primarily due to our Market Themes & Trends and Fundamental Mispricings investment themes. An underweight in AIA Group, a Hong Kong-based life insurance company, also bolstered the Fund’s relative performance. The Fund was overweight AIA Group based largely on our Market Themes & Trends and High Quality Business Models investment themes.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy detracted from the Fund’s relative returns during the Reporting Period. Compared to the Index, the Fund was hampered by a significant overweight in Japan, along with a slight overweight in Australia and a rather neutral position in Germany. On the positive side, the Fund benefited from its overweight in the Netherlands. Underweight positions in Hong Kong and Finland added further to the Fund’s relative performance.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A

During the Reporting Period, we moved the Fund from an overweight position versus the Index in Japan to an underweight position and changed the Fund’s overweight in Australia to a rather neutral position. Compared to the Index, we increased the Fund’s overweight in the Netherlands. We shifted the Fund from an underweight in France to a relatively neutral position. In addition, we moved the Fund

13

PORTFOLIO RESULTS

from an underweight in Switzerland to an overweight position and from rather neutral positions in Italy and Norway to overweight positions. We changed the Fund’s relatively neutral position in Hong Kong to an underweight position during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, financials, industrials and energy sectors. Compared to the Index, the Fund was underweight the communication services, consumer discretionary and utilities sectors. The Fund was relatively neutral versus the Index in the health care, consumer staples, real estate and materials sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in the Netherlands, Italy, Norway, Switzerland and Sweden at the end of the Reporting Period. Compared to the Index, the Fund was underweight Hong Kong, the U.K. and Japan. The Fund was relatively neutral to the Index in France, Spain, Singapore, Israel, Ireland, Belgium, Denmark, Germany, Australia, Austria, New Zealand, Portugal and Finland at the end of the Reporting Period.

14

FUND BASICS

International Equity Insights Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1,2]

Holding	% of Net Assets	Line of Business	Country

Roche Holding AG	2.2%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Novartis AG (Registered)	1.5	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Diageo plc	1.4	Food, Beverage & Tobacco	United Kingdom
Royal Dutch Shell plc Class A	1.3	Energy	Netherlands
Bayer AG (Registered)	1.2	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Air Liquide SA	1.1	Materials	France
BNP Paribas SA	1.1	Banks	France
Schneider Electric SE	1.0	Capital Goods	France
Intesa Sanpaolo SpA	1.0	Banks	Italy
Kering SA	1.0	Consumer Durables & Apparel	France

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 1.0% of the Fund’s net assets as of 10/31/19.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2019

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets at October 31, 2019.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on November 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Standard Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	6.58%	5.23%	5.27%	—
Including sales charges	0.73%	4.05%	4.68%	—

Class C
Including sales charges	5.79%	4.44%	4.48%	—
Excluding contingent deferred sales charges	4.78%	4.44%	4.48%	—

Institutional	7.07%	5.64%	5.69%	—

Service	6.45%	5.09%	5.15%	—

Investor	6.90%	5.51%	5.53%	—

Class P (Commenced April 16, 2018)	7.03%	N/A	N/A	-3.42%

Class R	6.36%	4.96%	5.02%	—

Class R6 (Commenced July 31, 2015)	7.10%	N/A	N/A	5.01%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Service, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

16

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 6.68%, 5.94%, 7.10%, 7.01%, 7.11% and 7.11%, respectively. These returns compare to the 8.82% average annual total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with two of our quantitative model’s four investment themes detracting from results. Stock selection driven by these investment themes diminished relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — High Quality Business Models and Market Themes & Trends — detracted from the Fund’s relative performance. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Our Sentiment Analysis and Fundamental Mispricings investment themes added modestly to the Fund’s relative returns. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may leads to strong performance over the long run.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

17

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection hurt the Fund’s relative performance. The negative results were led by investments in the industrials sector and, to a lesser extent, the communication services and consumer staples sectors. Contributing positively were the Fund’s holdings in the financials, information technology and consumer discretionary sectors.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hampered during the Reporting Period by overweight positions relative to the Index in Fever-Tree Drinks, a U.K. producer of premium drink mixers; Northern Star Resources, an Australian gold producer; and ASR Nederland, a Dutch insurance group. The overweights in Fever-Tree Drinks and Northern Star Resources were driven by our High Quality Business Models, Market Themes & Trends and Sentiment Analysis investment themes. We decided to overweight ASR Nederland largely because of our Market Themes & Trends investment theme.

Q	Which individual stock positions contributed most to the Fund’s relative results during the Reporting Period?

A	During the Reporting Period, the Fund was helped by its overweight positions in Altium, a U.S.-Australian provider of PC-based software for the design of printed circuit boards; Magellan Financial Group, an Australian fund management company; and BE Semiconductor Industries, a Dutch manufacturer of semiconductor equipment. The overweight in Altium was largely due to our High Quality Business Models and Market Themes & Trends investment themes. We established the overweight in Magellan Financial Group mainly because of our Market Themes & Trends and High Quality Business Models investment themes. Our Market Themes & Trends investment theme was the predominant reason the Fund was overweight BE Semiconductor Industries.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	As mentioned previously, changes in the Fund’s country weightings are generally the result of our stock picking. During the Reporting Period, the Fund’s overweights relative to the Index in Germany and Japan increased. Its overweights in Norway and Switzerland changed to rather neutral positions, and its relatively neutral position in the Netherlands changed to an overweight position. In addition, the Fund’s underweights in Israel and Belgium increased during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the consumer discretionary, information technology, health care and financials sectors. Compared to the Index, the Fund was underweight the materials, industrials, utilities, energy and communication services sectors. The Fund was relatively neutral compared to the Index in the consumer staples and real estate sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Japan, Germany and the Netherlands relative to the Index at the end of the Reporting Period. Compared to the Index, the Fund was underweight the U.K., Israel, Singapore and Belgium. It was relatively neutral compared to the Index in Sweden, New Zealand, France, Australia, Norway, Hong Kong, Ireland, Spain, Italy, Finland, Austria, Portugal, Denmark and Switzerland at the end of the Reporting Period.

18

FUND BASICS

International Small Cap Insights Fund

as of October 31, 2019

TOP TEN HOLDINGS AS OF 10/31/19[1]

Holding	% of Net Assets	Line of Business	Country

Merlin Properties Socimi SA (REIT)	1.2%	Real Estate	Spain
TIS, Inc.	1.2	Software & Services	Japan
GN Store Nord A/S	1.1	Health Care Equipment & Services	Denmark
Bellway plc	1.1	Consumer Durables & Apparel	United Kingdom
IG Group Holdings plc	1.1	Diversified Financials	United Kingdom
Signify NV	1.1	Capital Goods	Netherlands
Great Portland Estates plc (REIT)	1.0	Real Estate	United Kingdom
ASR Nederland NV	1.0	Insurance	Netherlands
Flughafen Zurich AG (Registered)	1.0	Transportation	Switzerland
ASM International NV	1.0	Semiconductors & Semiconductor Equipment	Netherlands

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets at October 31, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Performance Summary

October 31, 2019

The following graph shows the value, as of October 31, 2019, of a $1,000,000 investment made on November 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Small Cap Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2009 through October 31, 2019.

Average Annual Total Return through October 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	6.68%	6.47%	8.66%	—
Including sales charges	0.81%	5.28%	8.04%	—

Class C
Including sales charges	5.94%	5.68%	7.86%	—
Excluding contingent deferred sales charges	4.94%	5.68%	7.86%	—

Institutional	7.10%	6.88%	9.09%	—

Investor (Commenced August 31, 2010)	7.01%	6.74%	N/A	9.55%

Class P (Commenced April 16, 2018)	7.11%	N/A	N/A	-5.39%

Class R6 (Commenced July 31, 2015)	7.11%	N/A	N/A	5.73%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

20

FUND BASICS

Index Definitions

MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings.

The MSCI Emerging Markets Standard Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of October 31, 2019, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization weighted composite of securities in 21 developed markets. As of October 31, 2019, the MSCI® EAFE Standard Index (Net, USD, Unhedged) consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI® EAFE Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the MSCI® EAFE Small Cap Index (Net, USD, Unhedged). It is not possible to invest directly in an index.

It is not possible to invest directly in an unmanaged index.

21

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 99.8%
Brazil – 8.4%
87,600	AES Tiete Energia SA (Utilities)*	$255,778
327,800	Alpargatas SA (Preference) (Consumer Durables & Apparel)*(a)	2,226,474
3,800	Arezzo Industria e Comercio SA (Consumer Durables & Apparel)	55,998
2,470,000	Banco do Brasil SA (Banks)*	29,654,781
1,507,400	Banco do Estado do Rio Grande do Sul SA (Preference) Class B (Banks)(a)	8,404,305
357,400	Cia de Saneamento de Minas Gerais-COPASA (Utilities)*	6,014,444
188,114	Cia de Saneamento do Parana (Utilities)	4,277,770
238,340	Cia de Saneamento do Parana (Preference) (Utilities)(a)	1,079,231
1,982,984	Cia de Transmissao de Energia Eletrica Paulista (Preference) (Utilities)(a)	11,654,141
544,200	Cia Energetica de Minas Gerais ADR (Utilities)	1,828,512
778,900	Cia Hering (Consumer Durables & Apparel)	6,111,952
210,130	Cia Paranaense de Energia (Preference) (Utilities)(a)	2,916,828
1,618,040	Construtora Tenda SA (Consumer Durables & Apparel)	9,525,477
465,500	Cosan Ltd. Class A (Energy)*	7,829,710
131,300	Cosan SA (Energy)	1,891,990
1,697,200	Cyrela Brazil Realty SA Empreendimentos e Participacoes (Consumer Durables & Apparel)	11,396,483
162,600	Ez Tec Empreendimentos e Participacoes SA (Consumer Durables & Apparel)	1,670,395
1,264,000	Itausa – Investimentos Itau SA (Preference) (Banks)(a)	4,321,017
1,634,600	MRV Engenharia e Participacoes SA (Consumer Durables & Apparel)	7,169,334
166,900	Odontoprev SA (Health Care Equipment & Services)	615,497
1,672,300	Petrobras Distribuidora SA (Retailing)	11,792,206
222,454	Porto Seguro SA (Insurance)	3,183,857
1,190,100	Telefonica Brasil SA ADR (Telecommunication Services)	15,673,617
33,760	TIM Participacoes SA ADR (Telecommunication Services)	477,704

		150,027,501

Chile – 0.4%
3,784,222	AES Gener SA (Utilities)	811,342
3,165,258	Banco de Chile (Banks)	407,209
313,648	Cia Cervecerias Unidas SA ADR (Food, Beverage & Tobacco)	6,225,913
2,185,060	Colbun SA (Utilities)	377,591

		7,822,055

Common Stocks – (continued)
China – 33.0%
5,536,000	Agricultural Bank of China Ltd. Class H (Banks)	2,278,085
309,600	Alibaba Group Holding Ltd. ADR (Retailing)*	54,697,032
4,183,000	Anhui Conch Cement Co. Ltd. Class H (Materials)	25,000,667
1,417,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	13,861,266
3,947,000	Asia Cement China Holdings Corp. (Materials)	4,786,527
53,501,000	Bank of China Ltd. Class H (Banks)	21,816,913
40,774,000	Bank of Communications Co. Ltd. Class H (Banks)	27,846,509
10,822,596	Bank of Nanjing Co. Ltd. Class A (Banks)	13,264,299
1,443,768	Bank of Shanghai Co. Ltd. Class A (Banks)	1,912,804
2,205,000	Beijing Enterprises Holdings Ltd. (Utilities)	10,382,018
4,882,000	China Aoyuan Group Ltd. (Real Estate)	6,238,855
181,000	China CITIC Bank Corp. Ltd. Class H (Banks)	104,919
2,090,000	China Lesso Group Holdings Ltd. (Capital Goods)	2,158,166
2,479,000	China Life Insurance Co. Ltd. Class H (Insurance)	6,375,223
299,000	China Minsheng Banking Corp. Ltd. Class H (Banks)	209,142
12,398,000	China National Building Material Co. Ltd. Class H (Materials)	10,449,331
692,701	China Pacific Insurance Group Co. Ltd. Class A (Insurance)	3,391,101
7,115,000	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	25,815,275
3,990,000	China Resources Land Ltd. (Real Estate)	16,968,983
26,394,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	11,228,236
5,918,000	China Tower Corp. Ltd. Class H (Telecommunication Services)(b)	1,302,510
758,800	China Yangtze Power Co. Ltd. Class A (Utilities)	1,925,214
742,000	China Yongda Automobiles Services Holdings Ltd. (Retailing)	629,986
1,176,663	Chinese Universe Publishing and Media Group Co. Ltd. Class A (Media & Entertainment)	1,986,724
947,000	Chongqing Rural Commercial Bank Co. Ltd. Class H (Banks)	505,459
2,814,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	1,068,141
31,400	ENN Energy Holdings Ltd. (Utilities)	358,228

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
3,010,000	Far East Horizon Ltd. (Diversified Financials)	$2,849,697
165,557	Financial Street Holdings Co. Ltd. Class A (Real Estate)	184,770
820,000	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	664,406
1,094,820	Gree Electric Appliances, Inc. of Zhuhai Class A (Consumer Durables & Apparel)	9,133,312
37,720,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	27,022,355
948,100	JD.com, Inc. ADR (Retailing)*	29,533,315
6,560,000	Jiangsu Expressway Co. Ltd. Class H (Transportation)	8,715,282
5,466,500	KWG Group Holdings Ltd. (Real Estate)*	5,504,667
4,866,000	Logan Property Holdings Co. Ltd. (Real Estate)	7,410,823
1,514,000	Longfor Group Holdings Ltd. (Real Estate)(b)	6,283,331
81,509	Luzhou Laojiao Co. Ltd. Class A (Food, Beverage & Tobacco)	1,008,522
39,200	NetEase, Inc. ADR (Media & Entertainment)	11,205,712
604,500	New China Life Insurance Co. Ltd. Class H (Insurance)	2,346,171
23,894,000	PICC Property & Casualty Co. Ltd. Class H (Insurance)	30,238,315
3,137,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	36,206,598
433,300	SDIC Power Holdings Co. Ltd. Class A (Utilities)	513,210
209,200	Shandong Gold Mining Co. Ltd. Class A (Materials)	950,882
7,838,000	Shenzhen Expressway Co. Ltd. Class H (Transportation)	10,491,154
931,770	Shenzhen International Holdings Ltd. (Transportation)	1,894,318
671,000	Shimao Property Holdings Ltd. (Real Estate)	2,247,907
3,400,000	Shui On Land Ltd. (Real Estate)	684,226
691,000	SITC International Holdings Co. Ltd. (Transportation)	760,859
1,211,600	Tencent Holdings Ltd. (Media & Entertainment)	49,146,031
560,300	Vipshop Holdings Ltd. ADR (Retailing)*	6,465,862
9,938,000	Weichai Power Co. Ltd. Class H (Capital Goods)	15,642,610
554,317	Wuliangye Yibin Co. Ltd. Class A (Food, Beverage & Tobacco)	10,375,606
5,390,407	Xiamen C & D, Inc. Class A (Capital Goods)	6,498,075
3,496,000	Yuexiu Transport Infrastructure Ltd. (Transportation)	3,227,376
671,500	Yum China Holdings, Inc. (Consumer Services)	28,538,750

Common Stocks – (continued)
China – (continued)
1,008,000	Zhejiang Expressway Co. Ltd. Class H (Transportation)	825,420
281,000	Zhongsheng Group Holdings Ltd. (Retailing)	931,576
3,676,000	Zijin Mining Group Co. Ltd. Class H (Materials)	1,273,329
1,298,200	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A (Capital Goods)	1,078,284
1,566,200	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H (Capital Goods)	1,149,742

		587,564,106

Colombia – 0.0%
7,790	Bancolombia SA ADR (Banks)	404,145

Greece – 0.1%
38,920	Motor Oil Hellas Corinth Refineries SA (Energy)	962,577

Hong Kong – 0.1%
979,000	Kingboard Laminates Holdings Ltd. (Technology Hardware & Equipment)	896,259

India – 8.1%
1,167,594	Adani Ports & Special Economic Zone Ltd. (Transportation)	6,506,327
40,289	Bajaj Auto Ltd. (Automobiles & Components)	1,842,782
11,913	Bajaj Finserv Ltd. (Insurance)	1,365,354
77,541	Bajaj Holdings & Investment Ltd. (Diversified Financials)	4,007,563
376,829	Bata India Ltd. (Consumer Durables & Apparel)	9,591,123
123,881	CESC Ltd. (Utilities)	1,393,013
47,580	Dr Reddy’s Laboratories Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,862,757
5,190,823	GAIL India Ltd. (Utilities)	10,039,370
163,874	Gujarat State Petronet Ltd. (Utilities)	483,452
674,759	Hindustan Petroleum Corp. Ltd. (Energy)	3,084,552
3,237,059	Indian Oil Corp. Ltd. (Energy)	6,686,264
2,695,739	Infosys Ltd. ADR (Software & Services)	25,852,137
322,765	InterGlobe Aviation Ltd. (Transportation)(b)	6,614,606
359,525	Mahanagar Gas Ltd. (Utilities)	5,161,730
112,918	Marico Ltd. (Household & Personal Products)	582,362
178,378	Mphasis Ltd. (Software & Services)	2,389,774
8,271	Multi Commodity Exchange of India Ltd. (Diversified Financials)	132,549
4,841,157	Oil & Natural Gas Corp. Ltd. (Energy)	9,662,307

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
349,475	Petronet LNG Ltd. (Energy)	$1,410,198
28,638	Pfizer Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,638,387
127,607	Pidilite Industries Ltd. (Materials)	2,519,774
5,381,905	REC Ltd. (Diversified Financials)	10,587,530
198,437	Reliance Industries Ltd. (Energy)	4,090,046
68,529	Torrent Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,714,873
5,762,699	Wipro Ltd. (Software & Services)	21,102,861
75,800	WNS Holdings Ltd. ADR (Software & Services)*	4,687,472

		145,009,163

Indonesia – 4.2%
353,700	Bank Central Asia Tbk. PT (Banks)	791,696
12,832,100	Bank Mandiri Persero Tbk. PT (Banks)	6,414,374
8,625,500	Bank Negara Indonesia Persero Tbk. PT (Banks)	4,708,513
107,414,400	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	32,185,143
223,700	Gudang Garam Tbk. PT (Food, Beverage & Tobacco)	893,395
234,900	Indofood Sukses Makmur Tbk. PT (Food, Beverage & Tobacco)	128,726
104,417,500	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	30,471,205

		75,593,052

Mexico – 4.5%
75,499	America Movil SAB de CV Class L ADR (Telecommunication Services)	1,193,639
4,079,486	Fibra Uno Administracion SA de CV (REIT)	6,196,688
21,314	Gentera SAB de CV (Diversified Financials)	21,118
1,982,331	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation)	13,743,846
650,458	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation)	6,819,555
27,228	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	4,458,585
8,529,816	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)*	17,200,196
51,800	Prologis Property Mexico SA de CV (REIT)	110,566
247,266	Promotora y Operadora de Infraestructura SAB de CV (Transportation)	2,287,241

Common Stocks – (continued)
Mexico – (continued)
9,270,445	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	27,821,214

		79,852,648

Philippines – 0.3%
873,700	First Gen Corp. (Utilities)	426,993
81,630	Globe Telecom, Inc. (Telecommunication Services)	2,934,144
768,560	International Container Terminal Services, Inc. (Transportation)	1,796,720
16,940	Manila Electric Co. (Utilities)	112,967

		5,270,824

Poland – 1.7%
140,849	Asseco Poland SA (Software & Services)	1,893,914
4,912	CD Projekt SA (Media & Entertainment)	324,259
32,046	Cyfrowy Polsat SA (Media & Entertainment)	232,445
8,270	Grupa Lotos SA (Energy)	206,527
102,559	PLAY Communications SA (Telecommunication Services)(b)	813,687
73,111	Polski Koncern Naftowy ORLEN SA (Energy)	1,999,082
73,977	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	738,652
2,430,715	Powszechny Zaklad Ubezpieczen SA (Insurance)	23,522,266

		29,730,832

Qatar – 0.1%
113,206	Ooredoo QPSC (Telecommunication Services)	227,196
298,395	Qatar Fuel QSC (Energy)	1,812,885

		2,040,081

Russia – 4.4%
39,558,000	Inter RAO UES PJSC (Utilities)	2,666,189
355,871	LUKOIL PJSC ADR (Energy)	32,761,420
156,328	Polyus PJSC (Materials)	18,209,113
3,823,280	Sberbank of Russia PJSC (Banks)	14,011,981
146,490	Tatneft PJSC ADR (Energy)	10,125,389
175,200	VEON Ltd. ADR (Telecommunication Services)	420,480

		78,194,572

Saudi Arabia – 1.2%
539,671	Alinma Bank (Banks)	3,016,893
45,692	Arab National Bank (Banks)	277,298
123,048	Bank AlBilad (Banks)	813,767
12,764	Co. for Cooperative Insurance (The) (Insurance)*	239,968
1,745,736	Mobile Telecommunications Co. Saudi Arabia (Telecommunication Services)*	5,626,496
2,047,433	Riyad Bank (Banks)	12,117,601

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Saudi Arabia – (continued)
5,279	Saudia Dairy & Foodstuff Co. (Food, Beverage & Tobacco)	$178,768

		22,270,791

Singapore – 0.0%
22,300	BOC Aviation Ltd. (Capital Goods)(b)	209,506

South Africa – 3.5%
908,797	Absa Group Ltd. (Banks)	9,320,695
354,682	African Rainbow Minerals Ltd. (Materials)	3,553,456
258,372	Anglo American Platinum Ltd. (Materials)	19,282,018
717,428	AngloGold Ashanti Ltd. ADR (Materials)	15,840,810
133,443	Barloworld Ltd. (Capital Goods)	1,062,871
583,860	Fortress REIT Ltd. Class A (REIT)	811,813
1,012,488	Gold Fields Ltd. ADR (Materials)	6,257,176
1,091,680	Netcare Ltd. (Health Care Equipment & Services)	1,236,207
1,389,641	Old Mutual Ltd. (Insurance)	1,826,727
32,981	SPAR Group Ltd. (The) (Food & Staples Retailing)	443,734
506,451	Telkom SA SOC Ltd. (Telecommunication Services)	2,315,216

		61,950,723

South Korea – 13.5%
58,082	Advanced Process Systems Corp. (Semiconductors & Semiconductor Equipment)	1,343,277
1,126	BGF retail Co. Ltd. (Food & Staples Retailing)	172,456
160,065	Cheil Worldwide, Inc. (Media & Entertainment)	3,402,261
354,788	CJ Hello Co. Ltd. (Media & Entertainment)	1,858,960
84,646	Daelim Industrial Co. Ltd. (Capital Goods)	6,579,490
125,971	DB HiTek Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,837,689
44,988	DB Insurance Co. Ltd. (Insurance)	1,950,483
86,912	Handsome Co. Ltd. (Consumer Durables & Apparel)	2,178,047
79,589	Hanwha Aerospace Co. Ltd. (Capital Goods)*	2,585,306
84,328	HS Industries Co. Ltd. (Consumer Durables & Apparel)	821,866
65,849	Huons Global Co. Ltd. (Health Care Equipment & Services)	1,708,446
9,962	Hyosung Corp. (Capital Goods)	707,639
3,310	Hyundai Glovis Co. Ltd. (Transportation)	428,751
17,897	Hyundai Mipo Dockyard Co. Ltd. (Capital Goods)	667,408

Common Stocks – (continued)
South Korea – (continued)
94,714	Hyundai Mobis Co. Ltd. (Automobiles & Components)	19,315,379
42,515	Hyundai Motor Co. (Automobiles & Components)	4,453,210
704,389	Kia Motors Corp. (Automobiles & Components)	25,743,572
402,828	Korea Aerospace Industries Ltd. (Capital Goods)	13,148,885
3,078	Korea Investment Holdings Co. Ltd. (Diversified Financials)	178,815
18,896	Korea Zinc Co. Ltd. (Materials)	7,041,269
131,356	LG Corp. (Capital Goods)	7,830,995
220,447	LG Electronics, Inc. (Consumer Durables & Apparel)	12,633,651
39,770	LG International Corp. (Capital Goods)	530,153
148,667	MegaStudyEdu Co. Ltd. (Consumer Services)	4,665,427
32,760	Meritz Fire & Marine Insurance Co. Ltd. (Insurance)	519,917
31,319	Mirae Asset Daewoo Co. Ltd. (Diversified Financials)	192,015
206,048	NICE Information Service Co. Ltd. (Commercial & Professional Services)	2,154,902
47,599	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	1,631,815
29,340	Partron Co. Ltd. (Technology Hardware & Equipment)	297,523
20,732	RFHIC Corp. (Semiconductors & Semiconductor Equipment)	650,964
1,234,521	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	53,355,813
291,084	Samsung Electronics Co. Ltd. (Preference) (Technology Hardware & Equipment)(a)	10,246,397
566,420	Samsung Engineering Co. Ltd. (Capital Goods)*	8,647,025
22,332	Sangsangin Co. Ltd. (Banks)*(c)	231,713
147,711	Shinhan Financial Group Co. Ltd. (Banks)	5,381,862
486,273	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	34,192,774
160,425	SK Networks Co. Ltd. (Capital Goods)	800,188
72,858	UniTest, Inc. (Semiconductors & Semiconductor Equipment)	934,307

		241,020,650

Taiwan – 11.0%
1,433,000	Ardentec Corp. (Semiconductors & Semiconductor Equipment)	1,334,331
3,126,000	Asia Cement Corp. (Materials)	4,412,740
503,000	Chicony Electronics Co. Ltd. (Technology Hardware & Equipment)	1,562,690

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
5,211,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	$10,324,435
6,326,000	ChipMOS Technologies, Inc. (Semiconductors & Semiconductor Equipment)	6,259,983
4,346,000	Elan Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	13,408,204
362,400	Feng TAY Enterprise Co. Ltd. (Consumer Durables & Apparel)	2,448,136
134,000	International Games System Co. Ltd. Class C (Media & Entertainment)	1,723,525
5,997,000	Lite-On Technology Corp. (Technology Hardware & Equipment)	9,881,997
1,740,000	Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	3,979,912
198,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,268,316
9,000	Parade Technologies Ltd. (Semiconductors & Semiconductor Equipment)	173,898
8,819,000	Pou Chen Corp. (Consumer Durables & Apparel)	11,790,423
2,514,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	9,981,277
2,341,000	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	17,365,430
242,000	Sigurd Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	294,953
150,000	Simplo Technology Co. Ltd. (Technology Hardware & Equipment)	1,381,677
501,000	Supreme Electronics Co. Ltd. (Technology Hardware & Equipment)	477,252
280,000	Synnex Technology International Corp. (Technology Hardware & Equipment)	333,966
3,443,000	Taiflex Scientific Co. Ltd. (Technology Hardware & Equipment)	4,839,774
1,076,600	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	55,584,858
2,403,000	Taiwan Styrene Monomer (Materials)	1,704,373
195,000	Topco Scientific Co. Ltd. (Semiconductors & Semiconductor Equipment)	620,105

Common Stocks – (continued)
Taiwan – (continued)
2,515,000	Tripod Technology Corp. (Technology Hardware & Equipment)	9,720,036
2,961,000	Unimicron Technology Corp. (Technology Hardware & Equipment)	4,549,834
939,000	United Integrated Services Co. Ltd. (Capital Goods)	4,883,283
137,000	Walsin Technology Corp. (Technology Hardware & Equipment)	820,199
12,404,000	Wistron Corp. (Technology Hardware & Equipment)	11,371,997
860,000	Zhen Ding Technology Holding Ltd. (Technology Hardware & Equipment)	4,066,420

		196,564,024

Thailand – 3.4%
10,660,200	CP ALL PCL (Food & Staples Retailing)	27,553,875
3,653,000	Krung Thai Bank PCL (Banks)	2,008,274
7,774,800	Ratch Group PCL (Utilities)	18,938,813
1,507,700	Siam Commercial Bank PCL (The) (Banks)	5,588,006
6,129,000	Thai Union Group PCL Class F (Food, Beverage & Tobacco)	2,963,754
1,580,000	Thanachart Capital PCL (Banks)	2,774,413
96,300	Tisco Financial Group PCL (Banks)	310,880

		60,138,015

Turkey – 1.6%
146,250	Enerjisa Enerji A/S (Utilities)(b)	158,255
165,230	TAV Havalimanlari Holding A/S (Transportation)	753,259
1,280,911	Tupras Turkiye Petrol Rafinerileri A/S (Energy)	27,880,740

		28,792,254

United Arab Emirates – 0.1%
1,535,461	Emaar Properties PJSC (Real Estate)	1,784,529
63,822	Emirates NBD PJSC (Banks)	208,526

		1,993,055

United States – 0.2%
425,000	JBS SA (Food, Beverage & Tobacco)	2,997,943

TOTAL COMMON STOCKS
(Cost $1,620,520,709)		$1,779,304,776

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Units	Description	Expiration Month	Value

Rights* – 0.0%
Taiwan – 0.0%
7,738	Sigurd Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	11/2019	$2,695

United Arab Emirates – 0.0%
8,713	Emirates NBD PJSC (Banks)	11/2019	8,303

TOTAL RIGHTS
(Cost $0)			$10,998

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,620,520,709)			$1,779,315,774

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
121,709	1.701%	$121,709
(Cost $121,709)

TOTAL INVESTMENTS – 99.8%
(Cost $1,620,642,418)		$1,779,437,483

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		3,159,235

NET ASSETS – 100.0%		$1,782,596,718

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	All or a portion of security is on loan.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 98.6%
Australia – 7.4%
175,608	Altium Ltd. (Software & Services)	$3,887,470
378,666	ASX Ltd. (Diversified Financials)	21,493,788
677,268	Aurizon Holdings Ltd. (Transportation)	2,755,288
142,869	Bendigo & Adelaide Bank Ltd. (Banks)	1,048,531
247,721	Brambles Ltd. (Commercial & Professional Services)	2,047,922
100,767	Charter Hall Group (REIT)	785,167
2,585,286	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	18,142,630
27,618	Cochlear Ltd. (Health Care Equipment & Services)	4,029,193
679,764	Coles Group Ltd. (Food & Staples Retailing)	7,034,791
1,781,749	Goodman Group (REIT)	17,691,459
3,494,416	Insurance Australia Group Ltd. (Insurance)	19,146,155
71,552	Macquarie Group Ltd. (Diversified Financials)	6,606,928
100,514	Magellan Financial Group Ltd. (Diversified Financials)	3,333,843
299,087	Newcrest Mining Ltd. (Materials)	6,528,571
319,622	Orica Ltd. (Materials)	5,051,212
1,994,364	QBE Insurance Group Ltd. (Insurance)	17,351,739
6,986	REA Group Ltd. (Media & Entertainment)	524,295
1,547,481	Regis Resources Ltd. (Materials)	5,244,505
104,692	Rio Tinto Ltd. (Materials)	6,546,708
275,132	Rio Tinto plc ADR (Materials)	14,309,615
3,837,185	Telstra Corp. Ltd. (Telecommunication Services)	9,241,653
943,373	Wesfarmers Ltd. (Retailing)	25,919,094
1,061,969	Woolworths Group Ltd. (Food & Staples Retailing)	27,384,089

		226,104,646

Austria – 0.2%
93,898	OMV AG (Energy)	5,489,430
13,456	Wienerberger AG (Materials)	364,464

		5,853,894

Belgium – 0.4%
159,545	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	12,859,147

Cambodia – 0.0%
382,000	NagaCorp Ltd. (Consumer Services)	694,127

China – 0.0%
766,000	Towngas China Co. Ltd. (Utilities)*	590,492

Denmark – 2.2%
98,406	Carlsberg A/S Class B (Food, Beverage & Tobacco)	13,857,946
309,476	GN Store Nord A/S (Health Care Equipment & Services)	13,614,769

Common Stocks – (continued)
Denmark – (continued)
423,481	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	23,286,674
104,273	Pandora A/S (Consumer Durables & Apparel)	5,130,861
73,571	Royal Unibrew A/S (Food, Beverage & Tobacco)	6,035,710
58,015	SimCorp A/S (Software & Services)	5,191,053

		67,117,013

Finland – 0.8%
468,945	Neste OYJ (Energy)	16,944,141
76,740	UPM-Kymmene OYJ (Materials)	2,499,382
218,192	Valmet OYJ (Capital Goods)	4,883,254

		24,326,777

France – 10.3%
238,536	Air France-KLM (Transportation)*	2,843,461
251,761	Air Liquide SA (Materials)	33,474,424
176,192	Airbus SE (Capital Goods)	25,276,224
626,631	BNP Paribas SA (Banks)	32,747,458
105,528	Capgemini SE (Software & Services)	11,896,198
3,665	Christian Dior SE (Consumer Durables & Apparel)	1,810,357
182,038	Eiffage SA (Capital Goods)	19,552,011
19,623	Gaztransport Et Technigaz SA (Energy)	1,790,372
51,520	Kering SA (Consumer Durables & Apparel)	29,314,707
265,137	Legrand SA (Capital Goods)	20,713,582
50,320	Publicis Groupe SA (Media & Entertainment)	2,165,701
180,583	Safran SA (Capital Goods)	28,602,546
79,047	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	7,287,118
36,665	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	5,492,837
337,184	Schneider Electric SE (Capital Goods)	31,338,036
475,940	SCOR SE (Insurance)	20,074,739
191,592	Societe Generale SA (Banks)	5,448,671
55,934	Teleperformance (Commercial & Professional Services)	12,690,500
415,911	TOTAL SA (Energy)	21,988,485

		314,507,427

Germany – 8.7%
237,162	Aareal Bank AG (Banks)	7,961,937
29,929	BASF SE (Materials)	2,275,180
465,965	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	36,147,792
18,769	CANCOM SE (Software & Services)	1,003,802
392,267	Covestro AG (Materials)(a)	18,837,419
32,444	Deutsche Boerse AG (Diversified Financials)	5,024,268

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
233,764	Deutsche Lufthansa AG (Registered) (Transportation)	$4,049,542
155,633	Deutsche Pfandbriefbank AG (Banks)(a)	2,126,932
776,716	Deutsche Post AG (Registered) (Transportation)	27,515,218
623,253	Evotec SE (Pharmaceuticals, Biotechnology & Life Sciences)*(b)	14,276,033
36,117	Hannover Rueck SE (Insurance)	6,400,077
294,546	HeidelbergCement AG (Materials)	21,837,080
21,939	Hella GmbH & Co. KGaA (Automobiles & Components)	1,067,198
115,894	Henkel AG & Co. KGaA (Preference) (Household & Personal Products)(c)	12,038,231
43,470	HOCHTIEF AG (Capital Goods)	5,431,272
145,000	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	17,293,653
26,352	MTU Aero Engines AG (Capital Goods)	7,047,344
101,425	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered) (Insurance)	28,179,902
197,727	Nemetschek SE (Software & Services)	10,088,511
120,212	Porsche Automobil Holding SE (Preference) (Automobiles & Components)(c)	8,851,286
729,868	ProSiebenSat.1 Media SE (Media & Entertainment)	10,777,648
10,626	Rheinmetall AG (Capital Goods)	1,281,567
93,706	Siltronic AG (Semiconductors & Semiconductor Equipment)	8,924,508
131,683	Software AG (Software & Services)	4,188,970
52,798	TLG Immobilien AG (Real Estate)	1,545,747

		264,171,117

Hong Kong – 1.1%
2,593,400	AIA Group Ltd. (Insurance)	25,825,660
865,000	CK Asset Holdings Ltd. (Real Estate)	6,018,419
503,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	1,417,549

		33,261,628

Israel – 0.0%
106,445	Plus500 Ltd. (Diversified Financials)	1,103,068

Italy – 3.3%
8,946,290	A2A SpA (Utilities)	17,959,486
121,036	Banca Generali SpA (Diversified Financials)	3,951,398
152,512	Enav SpA (Transportation)(a)	887,904
322,534	Eni SpA (Energy)	4,893,161
12,139,099	Intesa Sanpaolo SpA (Banks)	30,418,469

Common Stocks – (continued)
Italy – (continued)
484,194	Iren SpA (Utilities)	1,502,340
697,061	Leonardo SpA (Capital Goods)	8,098,189
1,663,387	Mediobanca Banca di Credito Finanziario SpA (Banks)	19,779,894
110,460	Poste Italiane SpA (Insurance)(a)	1,341,694
9,173	Reply SpA (Software & Services)	597,771
1,773,370	Terna Rete Elettrica Nazionale SpA (Utilities)	11,720,922

		101,151,228

Japan – 23.3%
415,900	AEON Financial Service Co. Ltd. (Diversified Financials)	6,338,482
672,200	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	12,779,994
133,000	Alps Alpine Co. Ltd. (Technology Hardware & Equipment)	2,851,334
231,300	Benesse Holdings, Inc. (Consumer Services)	6,191,849
74,700	Central Japan Railway Co. (Transportation)	15,323,512
329,300	Chubu Electric Power Co., Inc. (Utilities)	4,940,240
617,700	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	16,497,849
650,800	Daiwa House Industry Co. Ltd. (Real Estate)	22,403,862
1,370	Daiwa House REIT Investment Corp. (REIT)	3,989,171
1,017,400	DeNA Co. Ltd. (Media & Entertainment)	17,342,402
312,500	Denso Corp. (Automobiles & Components)	14,509,350
114,200	East Japan Railway Co. (Transportation)	10,367,194
147,000	FamilyMart Co. Ltd. (Food & Staples Retailing)	3,646,511
104,900	Fancl Corp. (Household & Personal Products)	2,964,374
60,200	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	2,642,915
299,400	Fujitsu Ltd. (Software & Services)	26,535,534
565,200	Hitachi Ltd. (Technology Hardware & Equipment)	21,094,656
23,400	Hoya Corp. (Health Care Equipment & Services)	2,068,027
167,800	Ibiden Co. Ltd. (Technology Hardware & Equipment)	3,874,629
275,500	Idemitsu Kosan Co. Ltd. (Energy)	8,098,398
247,400	Japan Airlines Co. Ltd. (Transportation)	7,709,501
3,328	Japan Retail Fund Investment Corp. (REIT)	7,766,052
4,443,700	JXTG Holdings, Inc. (Energy)	20,770,923

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
252,400	Kao Corp. (Household & Personal Products)	$20,292,629
33,100	KDDI Corp. (Telecommunication Services)	915,915
120,900	Kewpie Corp. (Food, Beverage & Tobacco)	2,744,089
16,500	Koito Manufacturing Co. Ltd. (Automobiles & Components)	863,168
415,900	Konami Holdings Corp. (Media & Entertainment)	18,257,510
179,500	K’s Holdings Corp. (Retailing)	2,050,845
8,600	Kureha Corp. (Materials)	549,659
204,100	Kyocera Corp. (Technology Hardware & Equipment)	13,390,363
1,020,600	LIXIL Group Corp. (Capital Goods)	18,981,030
54,800	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	1,930,288
1,347,100	Mazda Motor Corp. (Automobiles & Components)	12,366,806
47,800	Mitsubishi Heavy Industries Ltd. (Capital Goods)	1,934,436
215,900	Mitsubishi Materials Corp. (Materials)	6,208,213
3,965,800	Mitsubishi UFJ Financial Group, Inc. (Banks)	20,559,850
16,095,100	Mizuho Financial Group, Inc. (Banks)	24,987,265
23,300	NET One Systems Co. Ltd. (Software & Services)	628,181
30,400	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	684,807
227,000	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	11,268,941
571,400	Nippon Yusen KK (Transportation)	10,265,250
135,700	Nitto Denko Corp. (Materials)	7,507,700
594,500	Nomura Research Institute Ltd. (Software & Services)	12,621,659
12,900	NS Solutions Corp. (Software & Services)	438,576
1,440,500	NTT Data Corp. (Software & Services)	18,914,991
1,050,100	ORIX Corp. (Diversified Financials)	16,502,211
827,400	Osaka Gas Co. Ltd. (Utilities)	16,179,542
25,300	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,054,764
209,100	SAMTY Co. Ltd. (Real Estate)(b)	3,939,734
45,700	SCSK Corp. (Software & Services)	2,326,330
79,700	Secom Co. Ltd. (Commercial & Professional Services)	7,385,276
1,538,400	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	21,650,052

Common Stocks – (continued)
Japan – (continued)
71,400	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	1,244,912
1,001,900	Sekisui House Ltd. (Consumer Durables & Apparel)	21,605,351
385,500	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	23,138,827
379,900	SoftBank Group Corp. (Telecommunication Services)	14,613,391
17,100	St Marc Holdings Co. Ltd. (Consumer Services)	381,453
891,900	Subaru Corp. (Automobiles & Components)	25,559,637
143,700	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	7,976,407
410,200	Sumitomo Heavy Industries Ltd. (Capital Goods)	12,741,646
120,700	Sumitomo Realty & Development Co. Ltd. (Real Estate)	4,381,201
54,000	Sundrug Co. Ltd. (Food & Staples Retailing)	1,786,899
112,100	Taisei Corp. (Capital Goods)	4,420,487
133,200	Takara Holdings, Inc. (Food, Beverage & Tobacco)	1,322,216
239,800	TDK Corp. (Technology Hardware & Equipment)	23,661,974
164,600	TIS, Inc. (Software & Services)	9,980,279
95,700	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	19,388,684
481,900	Toppan Printing Co. Ltd. (Commercial & Professional Services)	8,912,899
3,701	United Urban Investment Corp. (REIT)	7,466,513
983,100	Yamada Denki Co. Ltd. (Retailing)	4,751,796

		711,441,411

Netherlands – 9.4%
307,480	Akzo Nobel NV (Materials)	28,347,644
103,342	ASM International NV (Semiconductors & Semiconductor Equipment)	10,419,126
78,740	ASML Holding NV (Semiconductors & Semiconductor Equipment)	20,638,904
498,433	ASR Nederland NV (Insurance)	18,271,860
568,252	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	21,066,723
33,948	Euronext NV (Diversified Financials)(a)	2,738,658
1,092,132	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	27,216,000
64,150	Koninklijke DSM NV (Materials)	7,613,839
157,769	Koninklijke Philips NV (Health Care Equipment & Services)	6,921,976

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
551,022	NN Group NV (Insurance)	$21,025,304
49,009	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)	5,571,343
1,315,218	Royal Dutch Shell plc Class A (Energy)	38,203,280
391,252	Royal Dutch Shell plc Class B (Energy)	11,267,972
392,279	Royal Dutch Shell plc Class B ADR (Energy)	22,865,943
509,501	Signify NV (Capital Goods)(a)	14,928,425
385,153	Wolters Kluwer NV (Commercial & Professional Services)	28,367,689

		285,464,686

New Zealand – 0.2%
519,102	a2 Milk Co. Ltd. (Food, Beverage & Tobacco)*	4,309,770

Norway – 2.2%
138,253	Austevoll Seafood ASA (Food, Beverage & Tobacco)	1,396,090
1,472,488	DNB ASA (Banks)	26,810,025
142,513	Elkem ASA (Materials)(a)	338,715
334,994	Equinor ASA (Energy)	6,219,392
49,408	Grieg Seafood ASA (Food, Beverage & Tobacco)	605,922
835,173	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	5,610,273
1,902,135	Orkla ASA (Food, Beverage & Tobacco)	18,283,015
86,438	Salmar ASA (Food, Beverage & Tobacco)	4,033,864
63,505	Schibsted ASA Class A (Media & Entertainment)	1,865,045

		65,162,341

Portugal – 0.0%
71,325	NOS SGPS SA (Media & Entertainment)	424,045

Singapore – 0.5%
2,285,200	Singapore Exchange Ltd. (Diversified Financials)	15,003,574

Spain – 2.0%
470,918	ACS Actividades de Construccion y Servicios SA (Capital Goods)	19,108,985
2,637	Aena SME SA (Transportation)(a)	484,053
3,598,859	Banco Bilbao Vizcaya Argentaria SA (Banks)	18,954,587
72,728	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	2,346,248
1,054,745	Merlin Properties Socimi SA (REIT)	15,526,721
695,358	Telefonica SA (Telecommunication Services)	5,339,852

		61,760,446

Common Stocks – (continued)
Sweden – 3.6%
19,932	Atlas Copco AB Class B (Capital Goods)	618,456
991,072	Boliden AB (Materials)	26,726,707
388,720	Cloetta AB Class B (Food, Beverage & Tobacco)	1,319,911
541,050	Electrolux ABSeries B (Consumer Durables & Apparel)	14,224,929
84,325	Essity AB Class B (Household & Personal Products)	2,634,376
49,645	Hemfosa Fastigheter AB (Real Estate)	511,324
762,190	Sandvik AB (Capital Goods)	13,465,862
141,583	SKF AB Class B (Capital Goods)	2,563,524
563,348	Swedish Match AB (Food, Beverage & Tobacco)	26,465,156
1,486,720	Volvo AB Class B (Capital Goods)	22,279,655

		110,809,900

Switzerland – 10.6%
320,024	Adecco Group AG (Registered) (Commercial & Professional Services)	19,024,195
98,007	Baloise Holding AG (Registered) (Insurance)	18,126,732
85,094	Coca-Cola HBC AG (Food, Beverage & Tobacco)*	2,590,999
36,081	Flughafen Zurich AG (Registered) (Transportation)	6,501,515
41,220	Helvetia Holding AG (Registered) (Insurance)	5,790,060
480,333	LafargeHolcim Ltd. (Registered) (Materials)*	24,794,061
66,431	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	23,943,895
129,259	Nestle SA (Registered) (Food, Beverage & Tobacco)	13,828,302
527,864	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	46,122,263
219,384	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	66,024,927
99,179	Sonova Holding AG (Registered) (Health Care Equipment & Services)	22,759,432
45,135	Swiss Life Holding AG (Registered) (Insurance)	22,604,381
207,627	Swiss Re AG (Insurance)	21,777,734
2,361,641	UBS Group AG (Registered) (Diversified Financials)*	27,950,425

		321,838,921

United Kingdom – 11.8%
1,324,297	3i Group plc (Diversified Financials)	19,351,794
4,641,693	Aviva plc (Insurance)	25,018,932
926,710	Barratt Developments plc (Consumer Durables & Apparel)	7,578,458

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
102,269	Bellway plc (Consumer Durables & Apparel)	$4,185,813
620,840	BP plc ADR (Energy)	23,536,044
1,006,576	Diageo plc (Food, Beverage & Tobacco)	41,200,139
59,213	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	2,663,420
4,094,678	Direct Line Insurance Group plc (Insurance)	14,436,815
719,702	Experian plc (Commercial & Professional Services)	22,685,954
73,257	Fevertree Drinks plc (Food, Beverage & Tobacco)	1,765,206
1,680,129	Fiat Chrysler Automobiles NV (Automobiles & Components)	26,073,545
343,720	Great Portland Estates plc (REIT)	3,506,692
42,770	Greggs plc (Consumer Services)	983,761
303,446	GVC Holdings plc (Consumer Services)	3,500,779
537,907	Halma plc (Technology Hardware & Equipment)	13,052,546
580,304	HSBC Holdings plc (Banks)	4,384,262
343,391	Imperial Brands plc (Food, Beverage & Tobacco)	7,532,441
2,024,296	International Consolidated Airlines Group SA (Transportation)	13,934,459
96,520	Intertek Group plc (Commercial & Professional Services)	6,692,292
4,557,907	Legal & General Group plc (Insurance)	15,580,472
11,594	London Stock Exchange Group plc (Diversified Financials)	1,044,838
1,916,608	National Grid plc (Utilities)	22,409,526
609,398	Persimmon plc (Consumer Durables & Apparel)	17,974,980
1,123,109	Smith & Nephew plc (Health Care Equipment & Services)	24,109,120
66,388	SSP Group plc (Consumer Services)	547,444
7,329,715	Taylor Wimpey plc (Consumer Durables & Apparel)	15,720,063
130,139	Unilever NV (Household & Personal Products)	7,692,090
219,733	Unilever plc ADR (Household & Personal Products)	13,208,151

		360,370,036

United States – 0.6%
207,332	Carnival plc ADR (Consumer Services)	8,430,119
118,386	Ferguson plc (Capital Goods)	10,109,375

		18,539,494

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,824,300,831)		$3,006,865,188

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
30,387,872	1.701%	$30,387,872
(Cost $30,387,872)

TOTAL INVESTMENTS – 99.6%
(Cost $2,854,688,703)		$3,037,253,060

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		12,051,831

NET ASSETS – 100.0%		$3,049,304,891

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

October 31, 2019

Shares	Description	Value

Common Stocks – 98.7%
Australia – 7.8%
1,006,349	Altium Ltd. (Software & Services)	$22,277,754
695,953	Ansell Ltd. (Health Care Equipment & Services)	13,234,786
8,036,589	Beach Energy Ltd. (Energy)	12,641,389
1,003,522	Breville Group Ltd. (Consumer Durables & Apparel)	10,627,903
3,770,168	BWP Trust (REIT)	10,779,073
4,994,566	Charter Hall Group (REIT)	38,917,179
304,664	Collins Foods Ltd. (Consumer Services)	2,148,616
511,252	Estia Health Ltd. (Health Care Equipment & Services)	990,241
223,756	FlexiGroup Ltd. (Diversified Financials)	300,611
4,049,428	G8 Education Ltd. (Consumer Services)	7,187,736
4,686,718	Genworth Mortgage Insurance Australia Ltd. (Banks)	12,602,157
643,712	GWA Group Ltd. (Capital Goods)	1,291,172
883,146	Independence Group NL (Materials)	3,867,796
3,471,807	Inghams Group Ltd. (Food, Beverage & Tobacco)(a)	7,432,846
3,066,243	IPH Ltd. (Commercial & Professional Services)	17,056,545
981,797	JB Hi-Fi Ltd. (Retailing)(a)	25,090,489
19,809	Lovisa Holdings Ltd. (Retailing)	183,718
178,873	McMillan Shakespeare Ltd. (Commercial & Professional Services)	1,978,689
6,458,612	Metcash Ltd. (Food & Staples Retailing)	12,554,954
2,529,091	Northern Star Resources Ltd. (Materials)	17,142,991
70,174	Perpetual Ltd. (Diversified Financials)	1,739,680
10,060,046	Regis Resources Ltd. (Materials)	34,094,095
6,149,348	Saracen Mineral Holdings Ltd. (Materials)*	15,910,925
914,400	SmartGroup Corp. Ltd. (Commercial & Professional Services)	7,196,479
1,266,657	Super Retail Group Ltd. (Retailing)	8,321,334
2,230,462	Tassal Group Ltd. (Food, Beverage & Tobacco)	6,368,571
1,046,233	Viva Energy Group Ltd. (Energy)(b)	1,441,017
1,128,639	Viva Energy REIT (REIT)	2,249,192
511,372	WiseTech Global Ltd. (Software & Services)	9,183,600

		304,811,538

Austria – 0.8%
797,297	UNIQA Insurance Group AG (Insurance)	7,667,415
27,914	Vienna Insurance Group AG Wiener Versicherung Gruppe (Insurance)	756,519

Common Stocks – (continued)
Austria – (continued)
823,909	Wienerberger AG (Materials)	22,316,061

		30,739,995

Belgium – 1.2%
178,901	D’ieteren SA/NV (Retailing)	11,299,127
122,909	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*	22,629,619
37,853	Gimv NV (Diversified Financials)	2,273,126
188,089	KBC Ancora (Diversified Financials)	8,967,632

		45,169,504

China – 0.2%
17,686,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	6,713,268
923,000	SITC International Holdings Co. Ltd. (Transportation)	1,016,314

		7,729,582

Denmark – 1.7%
4,354	FLSmidth & Co. A/S (Capital Goods)	156,062
1,013,676	GN Store Nord A/S (Health Care Equipment & Services)	44,594,618
83,202	Per Aarsleff Holding A/S (Capital Goods)	2,595,871
14,333	Rockwool International A/S Class B (Capital Goods)	2,816,983
32,881	Royal Unibrew A/S (Food, Beverage & Tobacco)	2,697,533
233,688	Scandinavian Tobacco Group A/S Class A (Food, Beverage & Tobacco)(b)	2,761,152
119,292	SimCorp A/S (Software & Services)	10,673,982

		66,296,201

Finland – 1.3%
363,743	Cramo OYJ (Capital Goods)	3,853,984
706,647	Finnair OYJ (Transportation)	4,614,844
48,813	Kemira OYJ (Materials)	792,953
77,937	Rovio Entertainment OYJ (Media & Entertainment)(b)	349,899
96,271	Tokmanni Group Corp. (Retailing)	1,232,620
234,591	Uponor OYJ (Capital Goods)	3,068,706
1,673,555	Valmet OYJ (Capital Goods)	37,455,057

		51,368,063

France – 2.1%
3,045,803	Air France-KLM (Transportation)*	36,307,407
316,168	Beneteau SA (Consumer Durables & Apparel)	2,952,843
681,419	Coface SA (Insurance)	7,447,869
643,781	Derichebourg SA (Commercial & Professional Services)	2,320,894

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
178,057	Gaztransport Et Technigaz SA (Energy)	$16,245,648
139,498	IPSOS (Media & Entertainment)	4,203,764
89,431	Kaufman & Broad SA (Consumer Durables & Apparel)	3,411,737
76,842	Maisons du Monde SA (Retailing)(b)	1,063,376
340,666	Quadient (Technology Hardware & Equipment)	7,295,800

		81,249,338

Germany – 8.0%
783,035	Aareal Bank AG (Banks)	26,287,834
827,666	alstria office REIT-AG (REIT)	15,508,011
31,988	Amadeus Fire AG (Commercial & Professional Services)	4,029,559
521,878	Borussia Dortmund GmbH & Co. KGaA (Media & Entertainment)	4,932,878
150,495	CANCOM SE (Software & Services)	8,048,759
429,151	CompuGroup Medical SE (Health Care Equipment & Services)	27,473,483
2,245,428	Deutsche Pfandbriefbank AG (Banks)(b)	30,686,759
1,142,472	Deutz AG (Capital Goods)	6,356,338
1,620,640	Evotec SE (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	37,121,859
396,740	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	31,995,168
16,492	Isra Vision AG (Technology Hardware & Equipment)	780,053
434,550	Jungheinrich AG (Preference) (Capital Goods)(c)	11,024,611
324,888	Nemetschek SE (Software & Services)	16,576,573
15,660	New Work SE (Media & Entertainment)	4,934,032
408,514	ProSiebenSat.1 Media SE (Media & Entertainment)	6,032,351
297,513	Rheinmetall AG (Capital Goods)	35,882,057
245,781	Siltronic AG (Semiconductors & Semiconductor Equipment)	23,408,046
5,580	Software AG (Software & Services)	177,506
1,646	STO SE & Co. KGaA (Preference) (Materials)(c)	179,907
246,531	Takkt AG (Retailing)	2,931,031
534,563	TLG Immobilien AG (Real Estate)	15,650,200

		310,017,015

Hong Kong – 1.2%
2,350,000	Cafe de Coral Holdings Ltd. (Consumer Services)	6,412,204
13,403,000	Haitong International Securities Group Ltd. (Diversified Financials)	3,886,192

Common Stocks – (continued)
Hong Kong – (continued)
1,282,000	Li & Fung Ltd. (Consumer Durables & Apparel)	140,201
9,547,000	Melco International Development Ltd. (Consumer Services)	25,302,850
6,560,000	Shun Tak Holdings Ltd. (Capital Goods)	2,689,545
653,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	282,259
274,000	Sunlight REIT (REIT)	185,882
13,677,000	Value Partners Group Ltd. (Diversified Financials)	7,199,869

		46,099,002

Ireland – 0.1%
599,646	C&C Group plc (Food, Beverage & Tobacco)	2,951,655
487,311	Greencore Group plc (Food, Beverage & Tobacco)	1,465,107
107,248	UDG Healthcare plc (Health Care Equipment & Services)	1,075,082

		5,491,844

Israel – 0.6%
2,060,711	Plus500 Ltd. (Diversified Financials)	21,354,735

Italy – 3.6%
5,460,115	A2A SpA (Utilities)	10,961,064
230,080	ACEA SpA (Utilities)	4,579,031
539,401	ASTM SpA (Transportation)	17,001,044
542,748	Azimut Holding SpA (Diversified Financials)	11,160,872
1,075,311	Banca Generali SpA (Diversified Financials)	35,105,103
196,118	Banca Popolare di Sondrio SCPA (Banks)	392,218
6,957	Biesse SpA (Capital Goods)	87,137
399,335	De’ Longhi SpA (Consumer Durables & Apparel)	7,355,675
2,460,925	Enav SpA (Transportation)(b)	14,327,175
40,379	Falck Renewables SpA (Utilities)	179,977
5,228,152	Iren SpA (Utilities)	16,221,725
76,224	Reply SpA (Software & Services)	4,967,241
6,408,540	Saras SpA (Energy)	12,307,056
202,743	Societa Cattolica di Assicurazioni SC (Insurance)	1,768,571
898,652	Unipol Gruppo SpA (Insurance)	5,015,440

		141,429,329

Japan – 34.6%
349,400	ADEKA Corp. (Materials)	5,000,286
4,905	AEON REIT Investment Corp. (REIT)	7,058,404
298,500	AOKI Holdings, Inc. (Retailing)	3,036,911
185,300	Arcland Sakamoto Co. Ltd. (Retailing)	2,185,838
143,300	Arcs Co. Ltd. (Food & Staples Retailing)	2,875,586

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
42,900	Argo Graphics, Inc. (Software & Services)	$1,185,739
48,800	Aruhi Corp. (Banks)(a)	1,097,119
17,100	Autobacs Seven Co. Ltd. (Retailing)	282,289
156,600	BayCurrent Consulting, Inc. (Commercial & Professional Services)	7,895,109
844,000	Broadleaf Co. Ltd. (Software & Services)	4,741,854
516,500	Bunka Shutter Co. Ltd. (Capital Goods)	4,483,232
753,200	Capcom Co. Ltd. (Media & Entertainment)	17,778,247
16,000	Cawachi Ltd. (Food & Staples Retailing)	326,399
216,600	Central Glass Co. Ltd. (Capital Goods)	5,220,819
38,700	Chiyoda Integre Co. Ltd. (Capital Goods)	867,448
81,400	Chugoku Marine Paints Ltd. (Materials)	787,006
121,600	cocokara fine, Inc. (Food & Staples Retailing)	6,704,860
150,900	Computer Engineering & Consulting Ltd. (Software & Services)	2,739,964
453,900	Cosmo Energy Holdings Co. Ltd. (Energy)	9,706,372
9,100	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	1,879,249
19,500	Create SD Holdings Co. Ltd. (Food & Staples Retailing)	483,138
36,600	Daiichi Jitsugyo Co. Ltd. (Capital Goods)	1,181,413
402,500	Daiichikosho Co. Ltd. (Media & Entertainment)	19,133,774
14,200	Dainichiseika Color & Chemicals Manufacturing Co. Ltd. (Materials)	427,331
39,600	Daiseki Co. Ltd. (Commercial & Professional Services)	1,150,347
653,300	DCM Holdings Co. Ltd. (Retailing)	6,467,145
2,038,700	DeNA Co. Ltd. (Media & Entertainment)	34,751,284
27,700	Dexerials Corp. (Technology Hardware & Equipment)	244,519
184,000	Dowa Holdings Co. Ltd. (Materials)	6,352,449
506,600	DTS Corp. (Software & Services)	10,728,978
584,300	EDION Corp. (Retailing)	5,806,854
253,200	EPS Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	3,087,468
16,700	ESPEC Corp. (Technology Hardware & Equipment)	301,536
29,600	Ferrotec Holdings Corp. (Semiconductors & Semiconductor Equipment)	293,573
721,400	Financial Products Group Co. Ltd. (Diversified Financials)	7,311,410

Common Stocks – (continued)
Japan – (continued)
33,400	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	597,135
1,697	Frontier Real Estate Investment Corp. (REIT)	7,576,095
160,400	Fuji Oil Holdings, Inc. (Food, Beverage & Tobacco)	4,824,114
103,700	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	3,257,683
444,200	Fujikura Ltd. (Capital Goods)	2,061,119
42,700	Fukui Computer Holdings, Inc. (Software & Services)	1,141,410
255,700	Furukawa Electric Co. Ltd. (Capital Goods)	7,147,159
67,300	Fuyo General Lease Co. Ltd. (Diversified Financials)	4,386,527
500,000	Geo Holdings Corp. (Retailing)	6,231,015
659,600	Glory Ltd. (Capital Goods)	19,420,315
269,700	Goldcrest Co. Ltd. (Real Estate)	5,571,172
8,700	Goldwin, Inc. (Consumer Durables & Apparel)	666,160
2,087,900	Gree, Inc. (Media & Entertainment)	9,913,373
1,245,700	Hachijuni Bank Ltd. (The) (Banks)	5,358,574
13,500	Hamakyorex Co. Ltd. (Transportation)	460,629
474,000	Hazama Ando Corp. (Capital Goods)	3,672,602
247,700	Heiwa Corp. (Consumer Durables & Apparel)	5,098,337
12,025	Heiwa Real Estate REIT, Inc. (REIT)	15,901,195
222,400	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	7,421,516
1,526,500	Hokuetsu Corp. (Materials)	7,774,158
148,700	Hosiden Corp. (Technology Hardware & Equipment)	1,562,113
1,273,000	Ibiden Co. Ltd. (Technology Hardware & Equipment)	29,394,531
19,530	Ichigo Office REIT Investment (REIT)	20,092,444
220,100	Ines Corp. (Software & Services)	2,476,302
4,200	Information Services International-Dentsu Ltd. (Software & Services)	145,834
23,600	Izumi Co. Ltd. (Retailing)	887,793
140,500	Jafco Co. Ltd. (Diversified Financials)	5,277,448
560,100	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	10,433,997
9,172	Japan Excellent, Inc. (REIT)	15,789,192
5,028	Japan Logistics Fund, Inc. (REIT)	12,789,995
936	Japan Rental Housing Investments, Inc. (REIT)	897,950
3,242,000	JVCKenwood Corp. (Consumer Durables & Apparel)	9,449,499
179,400	Kadokawa Corp. (Media & Entertainment)	2,564,356
59,500	Kanamoto Co. Ltd. (Capital Goods)	1,590,680

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
1,491,300	Kandenko Co. Ltd. (Capital Goods)	$14,100,787
31,800	Kanematsu Electronics Ltd. (Software & Services)	990,399
45,700	Kawasaki Kisen Kaisha Ltd. (Transportation)*(a)	680,013
38,400	Keihin Corp. (Automobiles & Components)	912,870
19	Kenedix Office Investment Corp. (REIT)	148,847
7,144	Kenedix Retail REIT Corp. (REIT)	19,687,512
677,200	Kewpie Corp. (Food, Beverage & Tobacco)	15,370,530
292,600	Kintetsu World Express, Inc. (Transportation)	4,732,017
830,700	Kitz Corp. (Capital Goods)	5,661,172
182,100	Kohnan Shoji Co. Ltd. (Retailing)	4,228,803
917,400	Kokuyo Co. Ltd. (Commercial & Professional Services)	13,462,303
572,300	KOMEDA Holdings Co. Ltd. (Consumer Services)	11,123,457
26,400	Komeri Co. Ltd. (Retailing)	565,760
37,300	Konoike Transport Co. Ltd. (Transportation)	568,535
2,405,700	K’s Holdings Corp. (Retailing)	27,485,899
231,800	Kureha Corp. (Materials)	14,815,218
146,500	Kyokuto Kaihatsu Kogyo Co. Ltd. (Capital Goods)	1,963,385
370,200	Macnica Fuji Electronics Holdings, Inc. (Technology Hardware & Equipment)	6,275,177
897,900	Maeda Corp. (Capital Goods)	8,333,253
303,600	Makino Milling Machine Co. Ltd. (Capital Goods)	15,094,745
453,600	Mandom Corp. (Household & Personal Products)	12,570,110
5,600	Maruwa Co. Ltd. (Technology Hardware & Equipment)	364,916
428,000	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	15,075,969
12,195	MCUBS MidCity Investment Corp. (REIT)	14,143,313
317,800	Meiko Network Japan Co. Ltd. (Consumer Services)(a)	2,823,222
24,800	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	484,414
34,500	Mitsubishi Pencil Co. Ltd. (Commercial & Professional Services)	544,758
32,900	Mitsubishi Research Institute, Inc. (Software & Services)	1,164,948
618,100	Mitsui E&S Holdings Co. Ltd. (Capital Goods)*	6,256,208
1,084,200	Mitsui Mining & Smelting Co. Ltd. (Materials)	30,300,844
179,300	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	3,898,717

Common Stocks – (continued)
Japan – (continued)
4,000	Morinaga & Co. Ltd. (Food, Beverage & Tobacco)	197,598
20,300	Nagase & Co. Ltd. (Capital Goods)	306,957
442,500	NEC Networks & System Integration Corp. (Software & Services)	13,967,077
703,700	NET One Systems Co. Ltd. (Software & Services)	18,972,146
38,400	Nichiha Corp. (Capital Goods)	1,104,164
891,700	Nichi-iko Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	10,448,052
100,300	Nihon Chouzai Co. Ltd. (Food & Staples Retailing)	3,652,146
259,800	Nihon M&A Center, Inc. (Commercial & Professional Services)	7,899,245
401,800	Nihon Unisys Ltd. (Software & Services)	13,263,207
322,300	Nikkon Holdings Co. Ltd. (Transportation)	7,834,405
435,400	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	6,992,273
10,796,500	Nippon Light Metal Holdings Co. Ltd. (Materials)	20,999,610
91,900	Nippon Paper Industries Co. Ltd. (Materials)	1,584,137
1,464	NIPPON REIT Investment Corp. (REIT)	6,358,144
278,100	Nishi-Nippon Financial Holdings, Inc. (Banks)	2,060,783
140,900	Nishio Rent All Co. Ltd. (Capital Goods)	3,785,303
374,300	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	13,106,755
217,000	Nisshinbo Holdings, Inc. (Capital Goods)	1,806,693
21,900	Nitto Kogyo Corp. (Capital Goods)	460,123
82,400	Nojima Corp. (Retailing)	1,461,715
264,900	Nomura Co. Ltd. (Commercial & Professional Services)	3,269,352
12,600	Noritake Co. Ltd. (Capital Goods)	578,864
1,134,700	North Pacific Bank Ltd. (Banks)	2,439,864
263,500	NS Solutions Corp. (Software & Services)	8,958,508
332,000	NSD Co. Ltd. (Software & Services)	10,233,774
85,400	OBIC Business Consultants Co. Ltd. (Software & Services)	3,421,429
73,900	Okamura Corp. (Commercial & Professional Services)	741,107
276,250	Okinawa Electric Power Co., Inc. (The) (Utilities)	4,577,387
229,900	OKUMA Corp. (Capital Goods)	13,736,579
706	One REIT, Inc. (REIT)	2,218,270

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
210,900	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	$8,064,187
18,232	Premier Investment Corp. (REIT)	27,367,415
506,400	Pressance Corp. (Consumer Durables & Apparel)	8,275,254
252,100	Relia, Inc. (Commercial & Professional Services)	3,291,486
937,500	Rengo Co. Ltd. (Materials)	6,797,850
23,500	Riken Vitamin Co. Ltd. (Food, Beverage & Tobacco)	838,050
713,600	Riso Kyoiku Co. Ltd. (Consumer Services)	2,739,639
1,349,400	Round One Corp. (Consumer Services)	17,399,962
841,300	SAMTY Co. Ltd. (Real Estate)(a)	15,851,260
6,500	Sangetsu Corp. (Consumer Durables & Apparel)	122,894
516,200	Sanwa Holdings Corp. (Capital Goods)	6,037,279
299,800	Sato Holdings Corp. (Commercial & Professional Services)	8,825,046
340,100	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	19,190,787
602,000	SCSK Corp. (Software & Services)	30,644,435
748,200	Seiko Holdings Corp. (Consumer Durables & Apparel)	18,372,790
811,900	Seino Holdings Co. Ltd. (Transportation)	10,439,403
25,819	Sekisui House Reit, Inc. (REIT)	23,829,149
38,800	Shikoku Electric Power Co., Inc. (Utilities)	384,640
121,200	Shimachu Co. Ltd. (Retailing)	3,287,707
29,200	Shin-Etsu Polymer Co. Ltd. (Materials)	250,206
1,576,500	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	15,385,697
70,600	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	3,009,096
138,300	Sintokogio Ltd. (Capital Goods)	1,334,108
1,546,100	SKY Perfect JSAT Holdings, Inc. (Media & Entertainment)	6,385,392
114,100	St Marc Holdings Co. Ltd. (Consumer Services)	2,545,250
3,017	Star Asia Investment Corp. (REIT)	3,284,307
76,900	Starts Corp., Inc. (Consumer Durables & Apparel)	1,983,264
223,800	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	12,422,546
536,000	Sumitomo Warehouse Co. Ltd. (The) (Transportation)	7,264,159
110,600	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	2,924,922
92,400	Takara Holdings, Inc. (Food, Beverage & Tobacco)	917,213
2,482,000	Takara Leben Co. Ltd. (Real Estate)	10,566,448

Common Stocks – (continued)
Japan – (continued)
43,900	Takasago Thermal Engineering Co. Ltd. (Capital Goods)	794,209
149,300	Takashimaya Co. Ltd. (Retailing)	1,733,078
857,800	Takuma Co. Ltd. (Capital Goods)	10,207,745
386,100	Tanseisha Co. Ltd. (Commercial & Professional Services)	4,058,913
769,500	TIS, Inc. (Software & Services)	46,657,503
16,500	TKC Corp. (Software & Services)	695,079
111,100	Toa Corp. (Capital Goods)	1,494,668
716,300	Toho Holdings Co. Ltd. (Health Care Equipment & Services)	18,167,101
1,726,100	Tokyo Dome Corp. (Consumer Services)	15,223,661
150,600	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	4,837,136
1,970,800	Tokyo Tatemono Co. Ltd. (Real Estate)	28,039,531
135,300	Tokyotokeiba Co. Ltd. (Consumer Services)	4,272,368
1,020,900	Tosei Corp. (Real Estate)	12,877,400
530,600	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	13,606,056
43,100	Toyo Ink SC Holdings Co. Ltd. (Materials)	1,050,438
287,200	Toyo Tanso Co. Ltd. (Capital Goods)	6,785,827
70,500	Transcosmos, Inc. (Software & Services)	1,773,523
204,700	Ube Industries Ltd. (Materials)	4,382,868
208,500	Universal Entertainment Corp. (Consumer Durables & Apparel)(a)	6,957,625
260,100	Ushio, Inc. (Capital Goods)	3,887,154
413,100	Vision, Inc. (Telecommunication Services)*	6,058,189
99,700	Wacoal Holdings Corp. (Consumer Durables & Apparel)	2,621,254
268,900	Wakita & Co. Ltd. (Capital Goods)	2,718,043
67,100	Yamaguchi Financial Group, Inc. (Banks)	470,794
305,200	Yellow Hat Ltd. (Retailing)	4,968,791
374,600	Zenrin Co. Ltd. (Media & Entertainment)	6,784,206
16,000	Zeon Corp. (Materials)	182,267

		1,347,007,408

Jersey – 0.0%
243,139	Sanne Group plc (Diversified Financials)	1,662,936

Netherlands – 5.1%
387,442	ASM International NV (Semiconductors & Semiconductor Equipment)	39,062,599
1,086,973	ASR Nederland NV (Insurance)	39,846,917

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
991,689	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	$36,764,741
308,115	Euronext NV (Diversified Financials)(b)	24,856,302
223,262	Intertrust NV (Commercial & Professional Services)(b)	4,250,099
277,953	Koninklijke Volkerwessels NV (Capital Goods)	6,462,860
1,429,393	Signify NV (Capital Goods)(b)	41,881,343
349,050	SRH NV (Diversified Financials)*(a)(d)	—
555,264	TomTom NV (Consumer Durables & Apparel)*	6,288,113

		199,412,974

New Zealand – 0.3%
2,861,896	Air New Zealand Ltd. (Transportation)	5,181,045
1,667,343	Contact Energy Ltd. (Utilities)	7,885,876

		13,066,921

Norway – 2.5%
20,549	Atea ASA (Software & Services)*	259,645
955,993	Austevoll Seafood ASA (Food, Beverage & Tobacco)	9,653,692
5,868,545	Elkem ASA (Materials)(b)	13,947,968
215,531	Entra ASA (Real Estate)(b)	3,227,614
1,444,967	Europris ASA (Retailing)(b)	3,921,459
411,643	Golden Ocean Group Ltd. (Transportation)	2,379,739
638,642	Grieg Seafood ASA (Food, Beverage & Tobacco)	7,832,081
1,337,864	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	8,987,099
333,210	Nordic Semiconductor ASA (Semiconductors & Semiconductor Equipment)*	1,897,883
588,615	Salmar ASA (Food, Beverage & Tobacco)	27,469,318
351,218	SpareBank 1 Nord Norge (Banks)	2,724,643
524,953	SpareBank 1 SMN (Banks)	5,656,168
635,250	Storebrand ASA (Insurance)	4,490,897
296,580	Veidekke ASA (Capital Goods)	3,216,054

		95,664,260

Portugal – 0.3%
369,976	Altri SGPS SA (Materials)	2,258,387
1,240,592	NOS SGPS SA (Media & Entertainment)	7,375,630
129,740	Sonae SGPS SA (Food & Staples Retailing)	130,900

		9,764,917

Singapore – 0.2%
1,383,100	China Aviation Oil Singapore Corp. Ltd. (Energy)	1,238,613

Common Stocks – (continued)
Singapore – (continued)
252,400	Japfa Ltd. (Food, Beverage & Tobacco)	90,870
269,500	Parkway Life REIT (REIT)	647,619
6,028,610	Yanlord Land Group Ltd. (Real Estate)	5,350,784

		7,327,886

Spain – 2.4%
451,567	Applus Services SA (Commercial & Professional Services)	5,456,922
23,475	Befesa SA (Commercial & Professional Services)(b)	870,982
696,190	Cia de Distribucion Integral Logista Holdings SA (Transportation)	14,597,031
125,386	Construcciones y Auxiliar de Ferrocarriles SA (Capital Goods)	5,628,681
537,432	Ence Energia y Celulosa SA (Materials)	2,122,245
732,601	Global Dominion Access SA (Software & Services)*(b)	3,072,183
803,964	Lar Espana Real Estate Socimi SA (REIT)	7,280,888
30,191	Let’s GOWEX SA (Telecommunication Services)*(d)(e)	—
3,180,159	Merlin Properties Socimi SA (REIT)	46,814,577
540,029	Neinor Homes SA (Consumer Durables & Apparel)*(b)	7,119,488
24,696	Talgo SA (Capital Goods)*(b)	154,361

		93,117,358

Sweden – 4.8%
1,700,731	Arjo AB Class B (Health Care Equipment & Services)	7,014,372
528,745	Betsson AB (Consumer Services)*	2,604,384
639,909	Bilia AB Class A (Retailing)	6,421,706
223,477	BillerudKorsnas AB (Materials)	2,687,776
6,938	BioGaia AB Class B (Pharmaceuticals, Biotechnology & Life Sciences)	264,351
457,137	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	4,722,289
408,924	Bure Equity AB (Diversified Financials)	6,320,688
391,824	Castellum AB (Real Estate)	8,007,177
1,417,024	Cloetta AB Class B (Food, Beverage & Tobacco)	4,811,551
804,128	Dios Fastigheter AB (Real Estate)	6,699,004
305,716	Dometic Group AB (Automobiles & Components)(b)	2,838,338
5,496	Evolution Gaming Group AB (Consumer Services)(b)	131,452
1,880,677	Getinge AB Class B (Health Care Equipment & Services)	32,153,094
2,022,443	Hemfosa Fastigheter AB (Real Estate)	20,830,386
689,874	Hexpol AB (Materials)	6,155,175

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
87,962	Holmen AB Class B (Materials)	$2,595,818
1,406,594	Klovern AB Class B (Real Estate)	2,456,921
271,897	Kungsleden AB (Real Estate)	2,470,803
836,049	Lindab International AB (Capital Goods)	9,351,511
7,609	Loomis AB Class B (Commercial & Professional Services)	294,616
418,647	Mycronic AB (Technology Hardware & Equipment)	6,968,454
3,291,742	NetEnt AB (Consumer Services)*	9,306,892
1,603,059	Nobia AB (Consumer Durables & Apparel)	10,235,535
1,347,811	Nobina AB (Transportation)(b)	8,537,699
214,295	Nolato AB Class B (Capital Goods)	12,006,901
398,492	Resurs Holding AB (Diversified Financials)(b)	2,346,771
742,003	Svenska Cellulosa AB SCA Class B (Materials)	7,571,496
44,571	Trelleborg AB Class B (Capital Goods)	720,742
143,894	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	2,245,114

		188,771,016

Switzerland – 4.6%
112,264	Bucher Industries AG (Registered) (Capital Goods)	34,748,186
18,428	dormakaba Holding AG Class B (Capital Goods)*	11,804,468
218,178	Flughafen Zurich AG (Registered) (Transportation)	39,313,977
2,887	Forbo Holding AG (Registered) (Consumer Durables & Apparel)	4,600,409
260,024	Helvetia Holding AG (Registered) (Insurance)	36,524,855
201,663	Huber + Suhner AG (Registered) (Capital Goods)	13,435,364
1,905	Inficon Holding AG (Registered) (Technology Hardware & Equipment)	1,365,266
38,410	Kardex AG (Registered) (Capital Goods)	5,581,710
1,060,953	OC Oerlikon Corp. AG (Registered) (Capital Goods)	10,887,663
320	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	130,442
94,025	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	22,244,381

		180,636,721

United Kingdom – 15.3%
1,122,071	Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)	16,918,445
28,136	Aggreko plc (Commercial & Professional Services)	288,451

Common Stocks – (continued)
United Kingdom – (continued)
1,034,182	Ascential plc (Media & Entertainment)(b)	4,685,910
2,244,569	Assura plc (REIT)	2,174,812
2,353,305	B&M European Value Retail SA (Retailing)	11,289,715
779,425	Beazley plc (Insurance)	5,923,884
1,039,174	Bellway plc (Consumer Durables & Apparel)	42,532,811
96,644	Big Yellow Group plc (REIT)	1,430,308
1,055,949	Bodycote plc (Capital Goods)	9,790,678
8,581,216	boohoo Group plc (Retailing)*	29,333,862
1,115,790	Bovis Homes Group plc (Consumer Durables & Apparel)	16,910,461
245,069	Brewin Dolphin Holdings plc (Diversified Financials)	1,056,463
433,335	Britvic plc (Food, Beverage & Tobacco)	5,537,934
214,406	Close Brothers Group plc (Diversified Financials)	3,844,563
480,277	Computacenter plc (Software & Services)	8,499,137
289,315	ConvaTec Group plc (Health Care Equipment & Services)(b)	739,120
859,221	Daily Mail & General Trust plc Class A (Media & Entertainment)	9,784,234
85,230	Dart Group plc (Transportation)	1,396,594
334,404	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	15,041,602
223,995	Diploma plc (Capital Goods)	4,639,529
1,091,106	Drax Group plc (Utilities)	4,194,650
302,222	Dunelm Group plc (Retailing)	3,090,760
96,488	Empiric Student Property plc (REIT)	117,487
310,997	Euromoney Institutional Investor plc (Media & Entertainment)	5,688,241
626,341	Fevertree Drinks plc (Food, Beverage & Tobacco)	15,092,362
95,389	Forterra plc (Materials)(b)	330,529
48,178	Games Workshop Group plc (Consumer Durables & Apparel)	2,789,693
53,546	Go-Ahead Group plc (The) (Transportation)	1,417,265
3,947,985	Great Portland Estates plc (REIT)	40,278,039
960,275	Greggs plc (Consumer Services)	22,087,463
6,520,630	Hansteen Holdings plc (REIT)	8,658,235
1,948,692	Hays plc (Commercial & Professional Services)	3,965,724
1,864,050	HomeServe plc (Commercial & Professional Services)	27,985,180
848,012	Howden Joinery Group plc (Capital Goods)	6,346,762
3,104,037	Ibstock plc (Materials)(b)	9,699,591
5,114,574	IG Group Holdings plc (Diversified Financials)	42,096,287
1,320,966	Inchcape plc (Retailing)	11,044,002

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2019

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
885,335	Intermediate Capital Group plc (Diversified Financials)	$17,038,903
2,426,469	JD Sports Fashion plc (Retailing)	24,137,345
3,102,687	Jupiter Fund Management plc (Diversified Financials)	13,775,371
12,450,901	Man Group plc (Diversified Financials)	23,173,330
613,880	Marshalls plc (Materials)	5,657,773
6,362,029	Moneysupermarket.com Group plc (Retailing)	28,308,869
404,885	OneSavings Bank plc (Banks)	1,888,689
1,167,321	Pagegroup plc (Commercial & Professional Services)	6,725,805
1,409,222	Paragon Banking Group plc (Banks)	9,186,255
1,395,819	Playtech plc (Consumer Services)	7,104,518
554,555	QinetiQ Group plc (Capital Goods)	2,260,724
637,485	Redrow plc (Consumer Durables & Apparel)	4,969,723
224,750	Regional REIT Ltd. (REIT)(b)	306,894
3,954,649	Rotork plc (Capital Goods)	15,443,599
422,528	RWS Holdings plc (Commercial & Professional Services)	3,283,930
1,164,032	Safestore Holdings plc (REIT)	10,562,341
1,852,968	SSP Group plc (Consumer Services)	15,279,823
38,643	St Modwen Properties plc (Real Estate)	225,564
113,887	Stagecoach Group plc (Transportation)	202,550
28,806	Travis Perkins plc (Capital Goods)	535,047
4,750,559	Tritax Big Box REIT plc (REIT)	9,252,835
20,363	Ultra Electronics Holdings plc (Capital Goods)	514,325

		596,534,996

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $3,611,658,761)		$3,844,723,539

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(f) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
32,107,743	1.701%	$32,107,743
(Cost $32,107,743)

TOTAL INVESTMENTS – 99.5%
(Cost $3,643,766,504)		$3,876,831,282

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		19,852,857

NET ASSETS – 100.0%		$3,896,684,139

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $–, which represents approximately 0.0% of the Fund’s net assets as of October 31, 2019.

Restricted Security	Acquisition Date	Cost
Let’s GOWEX SA(Common Stocks)	05/14/14 - 05/30/14	$782,023

(f)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Hang Seng Index	5	11/28/2019	$860,904	$8,231

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2019

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,620,520,709, $2,824,300,831 and $3,611,658,761)(a)	$1,779,315,774	$3,006,865,188	$3,844,723,539
Investments in affiliated securities lending reinvestment vehicle, at value (cost $121,709, $30,387,872 and $32,107,743)	121,709	30,387,872	32,107,743
Cash	5,060,032	5,582,907	5,288,877
Foreign currencies, at value (cost $3,411,077, $8,880,176 and $26,367,499)	3,419,789	8,909,070	26,587,388
Receivables:
Investments sold	40,047,846	76,639,652	53,777,537
Dividends	1,404,130	8,705,912	11,281,898
Fund shares sold	828,361	2,686,911	8,334,908
Foreign tax reclaims	275,860	4,128,540	5,816,120
Reimbursement from investment adviser	193,738	213,192	313,479
Securities lending income	4,956	10,131	32,547
Due from custodian	—	—	3,424,823
Collateral on certain derivative contracts(b)	—	—	66,520
Variation margin on futures	—	3,047	11,654
Other assets	82,880	113,244	87,716
Total assets	1,830,755,075	3,144,245,666	3,991,854,749

Liabilities:
Payables:
Investments purchased	39,902,576	56,405,335	53,669,222
Fund shares redeemed	5,353,632	5,269,439	4,972,921
Management fees	1,517,624	1,905,585	2,624,275
Foreign capital gains taxes	142,984	—	—
Payable upon return of securities loaned	121,709	30,387,872	32,107,743
Distribution and Service fees and Transfer Agency fees	115,899	262,111	249,863
Accrued expenses	1,003,933	710,433	1,546,586
Total liabilities	48,158,357	94,940,775	95,170,610

Net Assets:
Paid-in capital	1,781,779,428	3,031,788,561	3,895,472,797
Total distributable earnings (loss)	817,290	17,516,330	1,211,342
NET ASSETS	$1,782,596,718	$3,049,304,891	$3,896,684,139
Net Assets:
Class A	$72,886,106	$237,898,209	$163,427,439
Class C	8,302,683	22,426,853	51,727,705
Institutional	938,156,810	1,256,781,958	2,134,382,319
Service	—	5,385,700	—
Investor	118,727,179	549,732,048	274,078,894
Class P	125,428,703	372,535,646	80,925,665
Class R	27,789,710	9,280,537	—
Class R6	491,305,527	595,263,940	1,192,142,117
Total Net Assets	$1,782,596,718	$3,049,304,891	$3,896,684,139
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	7,806,682	19,094,818	13,886,040
Class C	903,516	1,848,773	4,563,040
Institutional	100,510,255	97,994,203	181,211,282
Service	—	428,476	—
Investor	12,745,731	44,965,265	23,387,797
Class P	13,448,175	29,089,546	6,856,785
Class R	3,019,701	767,098	—
Class R6	52,678,004	46,446,893	100,999,009
Net asset value, offering and redemption price per share:(c)
Class A	$9.34	$12.46	$11.77
Class C	9.19	12.13	11.34
Institutional	9.33	12.83	11.78
Service	—	12.57	—
Investor	9.32	12.23	11.72
Class P	9.33	12.81	11.80
Class R	9.20	12.10	—
Class R6	9.33	12.82	11.80

(a)	Includes loaned securities having a market value of $115,665, $29,110,401 and $30,634,072, for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Includes amount segregated for initial margin and/or collateral on futures transactions for the International Small Cap Insights Fund.
(c)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds is $9.88, $13.19 and $12.46, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2019

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $5,242,222, $9,205,514 and $11,199,809)	$58,510,321	$91,470,225	$109,829,256

Securities lending income — affiliated issuer	319,428	911,015	1,310,378

Dividends — affiliated issuers	20,373	127,553	6,723

Total investment income	58,850,122	92,508,793	111,146,357

Expenses:

Management fees	19,163,924	21,466,180	31,779,625

Custody, accounting and administrative services	1,786,597	861,727	1,562,049

Transfer Agency fees(a)	1,031,543	2,017,546	2,234,327

Distribution and Service fees(a)	401,746	817,238	988,335

Printing and mailing costs	263,181	306,490	910,104

Registration fees	200,453	325,919	570,864

Professional fees	128,502	129,139	129,317

Trustee fees	19,143	20,913	22,666

Service share fees — Service and Shareholder Administration Plan	—	25,568	—

Other	229,915	230,329	546,523

Total expenses	23,225,004	26,201,049	38,743,810

Less — expense reductions	(1,554,261)	(1,809,224)	(2,845,387)

Net expenses	21,670,743	24,391,825	35,898,423

NET INVESTMENT INCOME	37,179,379	68,116,968	75,247,934

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(149,475,598)	(212,021,718)	(257,524,573)

Futures contracts	(1,972,516)	2,455,133	(5,964,532)

Foreign currency transactions	(3,823,235)	(2,280,291)	(805,113)

Net change in unrealized gain on:

Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $704,863, $0 and $0)	227,576,874	341,694,807	422,819,928

Futures contracts	—	1,587,009	3,394,640

Foreign currency translation	1,274,047	731,590	1,481,384

Net realized and unrealized gain	73,579,572	132,166,530	163,401,734

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$110,758,951	$200,283,498	$238,649,668

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Emerging Markets Equity Insights	$199,501	$92,086	$110,159	$141,061	$16,279	$418,751	$—	$227,603	$41,344	$38,871	$147,634
International Equity Insights	500,462	272,995	43,781	352,210	48,343	510,848	2,045	820,318	106,576	15,450	161,756
International Small Cap Insights	404,645	583,690	—	285,957	103,276	864,027	—	625,178	23,715	—	332,174

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund		International Equity Insights Fund
	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$37,179,379	$42,689,312	$68,116,968	$44,538,895

Net realized loss	(155,271,349)	(33,728,994)	(211,846,876)	(8,358,918)

Net change in unrealized gain (loss)	228,850,921	(341,728,940)	344,013,406	(308,376,122)
Net increase (decrease) in net assets resulting from operations	110,758,951	(332,768,622)	200,283,498	(272,196,145)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,382,695)	(4,884,471)	(2,441,498)	(1,955,352)

Class C Shares	(82,497)	(418,669)	(230,590)	(228,068)

Institutional Shares	(21,025,697)	(82,036,966)	(21,903,837)	(18,269,075)

Service Shares	—	—	(64,202)	(60,270)

Investor Shares	(2,145,536)	(4,097,352)	(7,168,724)	(3,049,706)

Class P Shares(a)	(3,090,275)	—	(5,642,654)	—

Class R Shares	(318,449)	(967,288)	(107,227)	(101,979)

Class R6 Shares	(11,923,948)	(834,501)	(8,467,600)	(1,354,479)

Total distributions to shareholders	(39,969,097)	(93,239,247)	(46,026,332)	(25,018,929)

From share transactions:

Proceeds from sales of shares	878,269,720	1,970,419,112	1,976,021,453	2,495,327,761

Reinvestment of distributions	37,448,911	88,340,977	36,692,122	20,407,591

Cost of shares redeemed	(1,146,688,181)	(1,381,190,121)	(1,724,995,996)	(1,015,368,858)

Net increase (decrease) in net assets resulting from share transactions	(230,969,550)	677,569,968	287,717,579	1,500,366,494

TOTAL INCREASE (DECREASE)	(160,179,696)	251,562,099	441,974,745	1,203,151,420

Net Assets:

Beginning of year	1,942,776,414	1,691,214,315	2,607,330,146	1,404,178,726

End of year	$1,782,596,718	$1,942,776,414	$3,049,304,891	$2,607,330,146

(a)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	International Small Cap Insights Fund
	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$75,247,934	$58,615,743

Net realized loss	(264,294,218)	(18,031,737)

Net change in unrealized gain (loss)	427,695,952	(559,493,790)

Net increase (decrease) in net assets resulting from operations	238,649,668	(518,909,784)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,847,569)	(16,242,694)

Class C Shares	(140,227)	(5,141,152)

Institutional Shares	(35,596,707)	(147,741,062)

Investor Shares	(5,911,450)	(29,731,157)

Class P Shares(a)	(1,347,821)	—

Class R6 Shares	(16,511,878)	(9,645,435)

Total distributions to shareholders	(61,355,652)	(208,501,500)

From share transactions:

Proceeds from sales of shares	1,411,878,385	3,620,112,324

Reinvestment of distributions	56,353,633	188,604,742

Cost of shares redeemed	(1,960,823,746)	(1,404,160,241)

Net increase (decrease) in net assets resulting from share transactions	(492,591,728)	2,404,556,825

TOTAL INCREASE (DECREASE)	(315,297,712)	1,677,145,541

Net Assets:

Beginning of year	4,211,981,851	2,534,836,310

End of year	$3,896,684,139	$4,211,981,851

(a)	Commenced operations on April 16, 2018.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.98	$11.00	$8.54	$7.92	$8.99

Net investment income(a)	0.15	0.18	0.13	0.10	0.11

Net realized and unrealized gain (loss)	0.36	(1.66)	2.41	0.59	(0.98)

Total from investment operations	0.51	(1.48)	2.54	0.69	(0.87)

Distributions to shareholders from net investment income	(0.15)	(0.12)	(0.08)	(0.07)	(0.13)

Distributions to shareholders from net realized gains	—	(0.42)	—	—	(0.07)

Total distributions	(0.15)	(0.54)	(0.08)	(0.07)	(0.20)

Net asset value, end of year	$9.34	$8.98	$11.00	$8.54	$7.92

Total return(b)	5.74%	(14.11)%	30.15%	8.79%	(9.84)%

Net assets, end of year (in 000s)	$72,886	$82,726	$95,930	$50,289	$37,307

Ratio of net expenses to average net assets	1.48%	1.48%	1.52%	1.56%	1.58%

Ratio of total expenses to average net assets	1.56%	1.54%	1.55%	1.63%	1.67%

Ratio of net investment income to average net assets	1.61%	1.72%	1.36%	1.24%	1.30%

Portfolio turnover rate(c)	165%	147%	172%	216%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.83	$10.88	$8.45	$7.84	$8.88

Net investment income(a)	0.08	0.10	0.07	0.04	0.05

Net realized and unrealized gain (loss)	0.36	(1.64)	2.39	0.58	(0.98)

Total from investment operations	0.44	(1.54)	2.46	0.62	(0.93)

Distributions to shareholders from net investment income	(0.08)	(0.09)	(0.03)	(0.01)	(0.04)

Distributions to shareholders from net realized gains	—	(0.42)	—	—	(0.07)

Total distributions	(0.08)	(0.51)	(0.03)	(0.01)	(0.11)

Net asset value, end of year	$9.19	$8.83	$10.88	$8.45	$7.84

Total return(b)	5.09%	(14.80)%	29.20%	7.97%	(10.50)%

Net assets, end of year (in 000s)	$8,303	$8,975	$7,563	$1,132	$1,053

Ratio of net expenses to average net assets	2.23%	2.23%	2.26%	2.31%	2.33%

Ratio of total expenses to average net assets	2.31%	2.29%	2.29%	2.39%	2.42%

Ratio of net investment income to average net assets	0.85%	0.98%	0.72%	0.47%	0.60%

Portfolio turnover rate(c)	165%	147%	172%	216%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.99	$11.01	$8.54	$7.91	$8.98

Net investment income(a)	0.19	0.19	0.17	0.13	0.14

Net realized and unrealized gain (loss)	0.35	(1.64)	2.41	0.60	(0.98)

Total from investment operations	0.54	(1.45)	2.58	0.73	(0.84)

Distributions to shareholders from net investment income	(0.20)	(0.15)	(0.11)	(0.10)	(0.16)

Distributions to shareholders from net realized gains	—	(0.42)	—	—	(0.07)

Total distributions	(0.20)	(0.57)	(0.11)	(0.10)	(0.23)

Net asset value, end of year	$9.33	$8.99	$11.01	$8.54	$7.91

Total return(b)	6.18%	(13.83)%	30.67%	9.35%	(9.52)%

Net assets, end of year (in 000s)	$938,157	$981,091	$1,488,246	$852,853	$508,685

Ratio of net expenses to average net assets	1.10%	1.10%	1.15%	1.16%	1.18%

Ratio of total expenses to average net assets	1.18%	1.14%	1.15%	1.22%	1.27%

Ratio of net investment income to average net assets	2.01%	1.84%	1.74%	1.70%	1.69%

Portfolio turnover rate(c)	165%	147%	172%	216%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Investor Shares(a)
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.97	$10.99	$8.53	$7.91	$8.97

Net investment income(b)	0.18	0.21	0.18	0.12	0.14

Net realized and unrealized gain (loss)	0.36	(1.66)	2.38	0.59	(0.99)

Total from investment operations	0.54	(1.45)	2.56	0.71	(0.85)

Distributions to shareholders from net investment income	(0.19)	(0.15)	(0.10)	(0.09)	(0.14)

Distributions to shareholders from net realized gains	—	(0.42)	—	—	(0.07)

Total distributions	(0.19)	(0.57)	(0.10)	(0.09)	(0.21)

Net asset value, end of year	$9.32	$8.97	$10.99	$8.53	$7.91

Total return(c)	6.06%	(13.90)%	30.47%	9.13%	(9.63)%

Net assets, end of year (in 000s)	$118,727	$96,779	$67,068	$2,565	$798

Ratio of net expenses to average net assets	1.23%	1.23%	1.26%	1.31%	1.33%

Ratio of total expenses to average net assets	1.31%	1.29%	1.29%	1.37%	1.42%

Ratio of net investment income to average net assets	1.92%	1.99%	1.81%	1.53%	1.63%

Portfolio turnover rate(d)	165%	147%	172%	216%	199%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class P Shares
	Year Ended October 31, 2019	April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.98	$10.84

Net investment income(a)	0.18	0.18

Net realized and unrealized gain (loss)	0.37	(2.04)

Total from investment operations	0.55	(1.86)

Distributions to shareholders from net investment income	(0.20)	—

Net asset value, end of period	$9.33	$8.98

Total return(b)	6.33%	(17.16)%

Net assets, end of period (in 000s)	$125,429	$130,763

Ratio of net expenses to average net assets	1.09%	1.08	%(c)

Ratio of total expenses to average net assets	1.17%	1.17	%(c)

Ratio of net investment income to average net assets	1.96%	3.36	%(c)

Portfolio turnover rate(d)	165%	147%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.86	$10.87	$8.44	$7.84	$8.94

Net investment income(a)	0.12	0.15	0.10	0.08	0.09

Net realized and unrealized gain (loss)	0.36	(1.64)	2.40	0.59	(0.98)

Total from investment operations	0.48	(1.49)	2.50	0.67	(0.89)

Distributions to shareholders from net investment income	(0.14)	(0.10)	(0.07)	(0.07)	(0.14)

Distributions to shareholders from net realized gains	—	(0.42)	—	—	(0.07)

Total distributions	(0.14)	(0.52)	(0.07)	(0.07)	(0.21)

Net asset value, end of year	$9.20	$8.86	$10.87	$8.44	$7.84

Total return(b)	5.52%	(14.34)%	29.86%	8.57%	(10.06)%

Net assets, end of year (in 000s)	$27,790	$20,852	$19,243	$9,363	$4,547

Ratio of net expenses to average net assets	1.73%	1.73%	1.77%	1.81%	1.83%

Ratio of total expenses to average net assets	1.82%	1.79%	1.79%	1.88%	1.93%

Ratio of net investment income to average net assets	1.27%	1.46%	1.06%	1.01%	1.10%

Portfolio turnover rate(c)	165%	147%	172%	216%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,				July 31, 2015* to October 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$8.98	$11.00	$8.53	$7.91	$8.40

Net investment income(a)	0.17	0.29	0.19	0.10	0.01

Net realized and unrealized gain (loss)	0.38	(1.73)	2.39	0.62	(0.50)

Total from investment operations	0.55	(1.44)	2.58	0.72	(0.49)

Distributions to shareholders from net investment income	(0.20)	(0.16)	(0.11)	(0.10)	—

Distributions to shareholders from net realized gains	—	(0.42)	—	—	—

Total distributions	(0.20)	(0.58)	(0.11)	(0.10)	—

Net asset value, end of period	$9.33	$8.98	$11.00	$8.53	$7.91

Total return(b)	6.32%	(13.84)%	30.74%	9.27%	(5.83)%

Net assets, end of period (in 000s)	$491,306	$621,590	$13,164	$1,637	$9

Ratio of net expenses to average net assets	1.09%	1.08%	1.13%	1.13%	1.17	%(c)

Ratio of total expenses to average net assets	1.17%	1.15%	1.13%	1.16%	1.28	%(c)

Ratio of net investment income to average net assets	1.89%	2.78%	1.87%	1.26%	0.59	%(c)

Portfolio turnover rate(d)	165%	147%	172%	216%	199%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.88	$13.19	$10.53	$10.54	$10.69

Net investment income(a)	0.23	0.23	0.18	0.18	0.18

Net realized and unrealized gain (loss)	0.52	(1.36)	2.71	(0.08)	0.08

Total from investment operations	0.75	(1.13)	2.89	0.10	0.26

Distributions to shareholders from net investment income	(0.17)	(0.18)	(0.23)	(0.11)	(0.41)

Net asset value, end of year	$12.46	$11.88	$13.19	$10.53	$10.54

Total return(b)	6.58%	(8.71)%	28.07%	0.97%	2.58%

Net assets, end of year (in 000s)	$237,898	$184,222	$138,267	$104,736	$78,527

Ratio of net expenses to average net assets	1.16%	1.14%	1.21%	1.25%	1.27%

Ratio of total expenses to average net assets	1.24%	1.26%	1.35%	1.39%	1.37%

Ratio of net investment income to average net assets	1.97%	1.76%	1.54%	1.77%	1.70%

Portfolio turnover rate(c)	136%	124%	161%	176%	154%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.56	$12.91	$10.32	$10.36	$10.51

Net investment income(a)	0.14	0.14	0.09	0.10	0.10

Net realized and unrealized gain (loss)	0.52	(1.34)	2.66	(0.08)	0.08

Total from investment operations	0.66	(1.20)	2.75	0.02	0.18

Distributions to shareholders from net investment income	(0.09)	(0.15)	(0.16)	(0.06)	(0.33)

Net asset value, end of year	$12.13	$11.56	$12.91	$10.32	$10.36

Total return(b)	5.79%	(9.45)%	27.11%	0.22%	1.82%

Net assets, end of year (in 000s)	$22,427	$32,338	$14,886	$6,164	$4,409

Ratio of net expenses to average net assets	1.91%	1.89%	1.95%	2.00%	2.01%

Ratio of total expenses to average net assets	1.99%	2.01%	2.09%	2.14%	2.12%

Ratio of net investment income to average net assets	1.25%	1.11%	0.79%	1.02%	0.93%

Portfolio turnover rate(c)	136%	124%	161%	176%	154%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.22	$13.57	$10.82	$10.83	$10.97

Net investment income(a)	0.29	0.28	0.23	0.24	0.22

Net realized and unrealized gain (loss)	0.54	(1.41)	2.79	(0.10)	0.09

Total from investment operations	0.83	(1.13)	3.02	0.14	0.31

Distributions to shareholders from net investment income	(0.22)	(0.22)	(0.27)	(0.15)	(0.45)

Net asset value, end of year	$12.83	$12.22	$13.57	$10.82	$10.83

Total return(b)	7.07%	(8.48)%	28.57%	1.34%	3.05%

Net assets, end of year (in 000s)	$1,256,782	$1,323,745	$1,012,010	$500,930	$642,473

Ratio of net expenses to average net assets	0.79%	0.81%	0.85%	0.85%	0.87%

Ratio of total expenses to average net assets	0.85%	0.87%	0.94%	0.99%	0.97%

Ratio of net investment income to average net assets	2.41%	2.08%	1.92%	2.25%	2.08%

Portfolio turnover rate(c)	136%	124%	161%	176%	154%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.98	$13.32	$10.63	$10.64	$10.76

Net investment income(a)	0.23	0.21	0.18	0.17	0.16

Net realized and unrealized gain (loss)	0.52	(1.38)	2.73	(0.08)	0.09

Total from investment operations	0.75	(1.17)	2.91	0.09	0.25

Distributions to shareholders from net investment income	(0.16)	(0.17)	(0.22)	(0.10)	(0.37)

Net asset value, end of year	$12.57	$11.98	$13.32	$10.63	$10.64

Total return(b)	6.45%	(8.92)%	27.89%	0.87%	2.48%

Net assets, end of year (in 000s)	$5,386	$4,538	$4,073	$1,898	$1,641

Ratio of net expenses to average net assets	1.29%	1.31%	1.35%	1.35%	1.37%

Ratio of total expenses to average net assets	1.35%	1.37%	1.45%	1.49%	1.47%

Ratio of net investment income to average net assets	1.93%	1.57%	1.51%	1.60%	1.51%

Portfolio turnover rate(c)	136%	124%	161%	176%	154%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Investor Shares(a)
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.67	$12.97	$10.36	$10.38	$10.53

Net investment income(b)	0.27	0.27	0.23	0.17	0.16

Net realized and unrealized gain (loss)	0.50	(1.35)	2.64	(0.05)	0.12

Total from investment operations	0.77	(1.08)	2.87	0.12	0.28

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.26)	(0.14)	(0.43)

Net asset value, end of year	$12.23	$11.67	$12.97	$10.36	$10.38

Total return(c)	6.90%	(8.52)%	28.44%	1.22%	2.85%

Net assets, end of year (in 000s)	$549,732	$393,993	$147,186	$6,639	$1,666

Ratio of net expenses to average net assets	0.91%	0.89%	0.94%	1.00%	1.01%

Ratio of total expenses to average net assets	0.99%	1.01%	1.07%	1.14%	1.13%

Ratio of net investment income to average net assets	2.29%	2.09%	1.87%	1.65%	1.54%

Portfolio turnover rate(d)	136%	124%	161%	176%	154%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class P Shares
	Year Ended October 31, 2019	April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$12.21	$13.79

Net investment income(a)	0.30	0.12

Net realized and unrealized gain (loss)	0.52	(1.70)

Total from investment operations	0.82	(1.58)

Distributions to shareholders from net investment income	(0.22)	—

Net asset value, end of period	$12.81	$12.21

Total return(b)	7.03%	(11.46)%

Net assets, end of period (in 000s)	$372,536	$245,618

Ratio of net expenses to average net assets	0.78%	0.78	%(c)

Ratio of total expenses to average net assets	0.84%	0.87	%(c)

Ratio of net investment income to average net assets	2.43%	1.65	%(c)

Portfolio turnover rate(d)	136%	124%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.54	$12.85	$10.29	$10.34	$10.52

Net investment income(a)	0.21	0.19	0.16	0.13	0.14

Net realized and unrealized gain (loss)	0.50	(1.33)	2.64	(0.06)	0.09

Total from investment operations	0.71	(1.14)	2.80	0.07	0.23

Distributions to shareholders from net investment income	(0.15)	(0.17)	(0.24)	(0.12)	(0.41)

Net asset value, end of year	$12.10	$11.54	$12.85	$10.29	$10.34

Total return(b)	6.36%	(9.01)%	27.81%	0.67%	2.32%

Net assets, end of year (in 000s)	$9,281	$7,548	$7,071	$2,152	$186

Ratio of net expenses to average net assets	1.41%	1.40%	1.45%	1.50%	1.52%

Ratio of total expenses to average net assets	1.49%	1.51%	1.59%	1.64%	1.62%

Ratio of net investment income to average net assets	1.79%	1.49%	1.39%	1.28%	1.33%

Portfolio turnover rate(c)	136%	124%	161%	176%	154%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,				July 31, 2015* to October 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$12.22	$13.56	$10.82	$10.83	$11.23

Net investment income(a)	0.30	0.33	0.23	0.14	0.04

Net realized and unrealized gain (loss)	0.52	(1.45)	2.78	0.01	(0.44)

Total from investment operations	0.82	(1.12)	3.01	0.15	(0.40)

Distributions to shareholders from net investment income	(0.22)	(0.22)	(0.27)	(0.16)	—

Net asset value, end of period	$12.82	$12.22	$13.56	$10.82	$10.83

Total return(b)	7.10%	(8.48)%	28.51%	1.37%	(3.56)%

Net assets, end of period (in 000s)	$595,264	$415,327	$80,686	$46,707	$10

Ratio of net expenses to average net assets	0.78%	0.79%	0.83%	0.83%	0.84	%(c)

Ratio of total expenses to average net assets	0.84%	0.86%	0.93%	0.96%	0.93	%(c)

Ratio of net investment income to average net assets	2.49%	2.45%	1.96%	1.32%	1.56	%(c)

Portfolio turnover rate(d)	136%	124%	161%	176%	154%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.16	$13.39	$10.71	$10.42	$10.03

Net investment income(a)	0.17	0.17	0.14	0.16	0.16

Net realized and unrealized gain (loss)	0.55	(1.39)	2.79	0.27	0.49

Total from investment operations	0.72	(1.22)	2.93	0.43	0.65

Distributions to shareholders from net investment income	(0.11)	(0.18)	(0.25)	(0.14)	(0.16)

Distributions to shareholders from net realized gains	—	(0.83)	—	—	(0.10)

Total distributions	(0.11)	(1.01)	(0.25)	(0.14)	(0.26)

Net asset value, end of year	$11.77	$11.16	$13.39	$10.71	$10.42

Total return(b)	6.68%	(9.88)%	28.01%	4.17%	6.70%

Net assets, end of year (in 000s)	$163,427	$193,465	$211,268	$242,383	$204,067

Ratio of net expenses to average net assets	1.26%	1.26%	1.29%	1.30%	1.30%

Ratio of total expenses to average net assets	1.33%	1.31%	1.34%	1.39%	1.39%

Ratio of net investment income to average net assets	1.52%	1.34%	1.18%	1.55%	1.58%

Portfolio turnover rate(c)	131%	110%	129%	140%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.73	$12.95	$10.35	$10.11	$9.76

Net investment income(a)	0.09	0.08	0.07	0.08	0.08

Net realized and unrealized gain (loss)	0.54	(1.35)	2.70	0.25	0.49

Total from investment operations	0.63	(1.27)	2.77	0.33	0.57

Distributions to shareholders from net investment income	(0.02)	(0.12)	(0.17)	(0.09)	(0.12)

Distributions to shareholders from net realized gains	—	(0.83)	—	—	(0.10)

Total distributions	(0.02)	(0.95)	(0.17)	(0.09)	(0.22)

Net asset value, end of year	$11.34	$10.73	$12.95	$10.35	$10.11

Total return(b)	5.94%	(10.59)%	27.20%	3.27%	5.96%

Net assets, end of year (in 000s)	$51,728	$68,767	$65,194	$44,643	$38,777

Ratio of net expenses to average net assets	2.01%	2.01%	2.04%	2.05%	2.05%

Ratio of total expenses to average net assets	2.08%	2.06%	2.09%	2.14%	2.14%

Ratio of net investment income to average net assets	0.82%	0.61%	0.60%	0.83%	0.82%

Portfolio turnover rate(c)	131%	110%	129%	140%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Institutional Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.19	$13.42	$10.73	$10.44	$10.05

Net investment income(a)	0.22	0.21	0.21	0.21	0.20

Net realized and unrealized gain (loss)	0.54	(1.38)	2.77	0.26	0.49

Total from investment operations	0.76	(1.17)	2.98	0.47	0.69

Distributions to shareholders from net investment income	(0.17)	(0.23)	(0.29)	(0.18)	(0.20)

Distributions to shareholders from net realized gains	—	(0.83)	—	—	(0.10)

Total distributions	(0.17)	(1.06)	(0.29)	(0.18)	(0.30)

Net asset value, end of year	$11.78	$11.19	$13.42	$10.73	$10.44

Total return(b)	7.10%	(9.53)%	28.59%	4.50%	7.11%

Net assets, end of year (in 000s)	$2,134,382	$2,250,288	$1,796,887	$1,118,478	$888,071

Ratio of net expenses to average net assets	0.87%	0.87%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	0.95%	0.92%	0.94%	0.98%	0.99%

Ratio of net investment income to average net assets	1.96%	1.67%	1.77%	1.98%	1.97%

Portfolio turnover rate(c)	131%	110%	129%	140%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Investor Shares(a)
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.12	$13.36	$10.68	$10.40	$10.01

Net investment income(b)	0.19	0.21	0.21	0.19	0.19

Net realized and unrealized gain (loss)	0.56	(1.40)	2.75	0.26	0.49

Total from investment operations	0.75	(1.19)	2.96	0.45	0.68

Distributions to shareholders from net investment income	(0.15)	(0.22)	(0.28)	(0.17)	(0.19)

Distributions to shareholders from net realized gains	—	(0.83)	—	—	(0.10)

Total distributions	(0.15)	(1.05)	(0.28)	(0.17)	(0.29)

Net asset value, end of year	$11.72	$11.12	$13.36	$10.68	$10.40

Total return(c)	7.01%	(9.72)%	28.48%	4.33%	7.00%

Net assets, end of year (in 000s)	$274,079	$532,484	$344,700	$99,365	$40,890

Ratio of net expenses to average net assets	1.01%	1.01%	1.04%	1.05%	1.05%

Ratio of total expenses to average net assets	1.08%	1.06%	1.09%	1.13%	1.14%

Ratio of net investment income to average net assets	1.74%	1.68%	1.76%	1.83%	1.83%

Portfolio turnover rate(d)	131%	110%	129%	140%	131%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class P Shares
	Year Ended October 31, 2019	April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$11.21	$13.08

Net investment income(a)	0.22	0.08

Net realized and unrealized gain (loss)	0.54	(1.95)

Total from investment operations	0.76	(1.87)

Distributions to shareholders from net investment income	(0.17)	—

Net asset value, end of period	$11.80	$11.21

Total return(b)	7.11%	(14.30)%

Net assets, end of period (in 000s)	$80,926	$90,943

Ratio of net expenses to average net assets	0.86%	0.85	%(c)

Ratio of total expenses to average net assets	0.94%	0.93	%(c)

Ratio of net investment income to average net assets	1.96%	1.20	%(c)

Portfolio turnover rate(d)	131%	110%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class R6 Shares
	Year Ended October 31,				July 31, 2015* to October 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$11.21	$13.45	$10.75	$10.44	$10.75

Net investment income(a)	0.22	0.22	0.20	0.26	0.05

Net realized and unrealized gain (loss)	0.54	(1.40)	2.79	0.23	(0.36)

Total from investment operations	0.76	(1.18)	2.99	0.49	(0.31)

Distributions to shareholders from net investment income	(0.17)	(0.23)	(0.29)	(0.18)	—

Distributions to shareholders from net realized gains	—	(0.83)	—	—	—

Total distributions	(0.17)	(1.06)	(0.29)	(0.18)	—

Net asset value, end of period	$11.80	$11.21	$13.45	$10.75	$10.44

Total return(b)	7.11%	(9.57)%	28.67%	4.72%	(2.88)%

Net assets, end of period (in 000s)	$1,192,142	$1,076,035	$116,788	$18,566	$10

Ratio of net expenses to average net assets	0.86%	0.85%	0.88%	0.88%	0.90	%(c)

Ratio of total expenses to average net assets	0.94%	0.92%	0.92%	0.97%	0.96	%(c)

Ratio of net investment income to average net assets	2.01%	1.72%	1.58%	2.39%	1.94	%(c)

Portfolio turnover rate(d)	131%	110%	129%	140%	131%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Equity Insights	A, C, Institutional, Investor, P, R and R6	Diversified
International Equity Insights	A, C, Institutional, Service, Investor, P, R and R6	Diversified
International Small Cap Insights	A, C, Institutional, Investor, P and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

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Notes to Financial Statements (continued)

October 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2019:

EMERGING MARKETS EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$22,097,986	$39,852,737	$—

Asia	261,735,184	1,183,832,166	—

Europe	—	30,693,409	—

North America	82,850,591	—	—

South America	126,055,563	32,198,138	—

Securities Lending Reinvestment Vehicle	121,709	—	—

Total	$492,861,033	$1,286,576,450	$—

INTERNATIONAL EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$762,094,300	$—

Australia and Oceania	14,309,615	216,104,801	—

Europe	65,181,481	1,930,635,497	—

North America	8,430,119	10,109,375	—

Securities Lending Reinvestment Vehicle	30,387,872	—	—

Total	$118,309,087	$2,918,943,973	$—

INTERNATIONAL SMALL CAP INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$148,847	$1,429,369,766	$—

Australia and Oceania	—	317,878,459	—

Europe	—	2,097,326,467	—

Securities Lending Reinvestment Vehicle	32,107,743	—	—

Total	$32,256,590	$3,844,574,692	$—

Derivative Type

Assets(b)

Futures Contracts	$8,231	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

October 31, 2019

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
International Small Cap Insights	Equity	Variation margin on futures contracts	$8,231	—	$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2019 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Emerging Markets Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(1,972,516)	$—	192
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	2,455,133	1,587,009	632
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(5,964,532)	3,394,640	395

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.81	0.73	0.69	0.68	0.67	0.75	0.75
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.81	0.81

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2019, GSAM waived $1,450, $8,937 and $516 of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued)

October 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Markets Equity Insights	$6,606	$—
International Equity Insights	8,051	100
International Small Cap Insights	3,695	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2019, the annual rates were as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares. Prior to February 28, 2019, the transfer agency waiver was 0.05% for Class A, Class C, Investor and Class R Shares of the International Equity Insights Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.054%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$1,450	$33,835	$—	$1,518,976	$1,554,261
International Equity Insights	8,937	89,465	95,122	1,615,700	1,809,224
International Small Cap Insights	516	58,293	—	2,786,578	2,845,387

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of October 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2019, Goldman Sachs earned $2,610, $1,449 and $352 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2019:

Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2019	Shares as of October 31, 2019	Dividend Income from Affiliated Investment Company
Emerging Markets Equity Insights	$3,324	$86,066,618	$(86,069,942)	$—	—	$20,373
International Equity Insights	2,516	435,751,294	(435,753,810)	—	—	127,553
International Small Cap Insights	—	101,702,551	(101,702,551)	—	—	6,723

As of October 31, 2019, the Goldman Sachs Global Tax-Aware Equity Portfolio was a beneficial owner of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	9%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2019, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$3,099,976,508	$3,317,429,224
International Equity Insights	4,164,539,383	3,805,329,640
International Small Cap Insights	5,059,544,388	5,463,401,664

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Notes to Financial Statements (continued)

October 31, 2019

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2019 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended October 31, 2019		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of October 31, 2019
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$35,330	$49,735	$121,709
International Equity Insights	102,179	43,001	—
International Small Cap Insights	144,524	128,473	3,833,550

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2019:

Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2019
Emerging Markets Equity Insights	$13,774,705	$272,202,199	$(285,855,195)	$121,709
International Equity Insights	37,685,400	566,438,801	(573,736,329)	30,387,872
International Small Cap Insights	95,184,269	481,400,171	(544,476,697)	32,107,743

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2019, was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$39,969,097	$46,026,332	$61,355,652

The tax character of distributions paid during the fiscal year ended October 31, 2018, was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$77,070,023	$25,018,929	$141,813,044
Net long-term capital gains	16,169,224	—	66,688,456
Total	$93,239,247	$25,018,929	$208,501,500

As of October 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Undistributed ordinary income — net	$32,660,178	$71,845,097	$133,002,945
Capital loss carryforwards:(1)
Perpetual long-term	$—	$(34,611,262)	$(18,187,000)
Perpetual short-term	(177,999,895)	(177,052,399)	(278,049,826)
Total capital loss carryforwards	$(177,999,895)	$(211,663,661)	$(296,236,826)
Unrealized gains — net	146,157,007	157,334,894	164,445,223
Total accumulated earnings — net	$817,290	$17,516,330	$1,211,342

(1)	The International Equity Insights Fund had capital loss carryforwards of $2,867,280 which expired in the current fiscal year.

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Notes to Financial Statements (continued)

October 31, 2019

8. TAX INFORMATION (continued)

As of October 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$1,633,297,992	$2,879,968,909	$3,712,576,548
Gross unrealized gain	193,287,113	212,563,085	343,821,064
Gross unrealized loss	(47,130,106)	(55,228,191)	(179,375,841)
Net unrealized gain	$146,157,007	$157,334,894	$164,445,223

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

The International Equity Insights Fund reclassified $2,867,280 from paid in capital to distributable earnings for the year ending October 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from expired capital loss carryforwards.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Funds will bear their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date other than the above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2019

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,966,653	$27,441,781	6,011,484	$64,604,928
Reinvestment of distributions	158,620	1,368,888	460,132	4,851,613
Shares redeemed	(4,534,826)	(41,438,386)	(5,975,175)	(61,902,681)
	(1,409,553)	(12,627,717)	496,441	7,553,860
Class C Shares
Shares sold	256,648	2,349,700	532,926	5,660,930
Reinvestment of distributions	9,579	81,900	39,630	412,747
Shares redeemed	(379,019)	(3,461,810)	(251,334)	(2,520,831)
	(112,792)	(1,030,210)	321,222	3,552,846
Institutional Shares
Shares sold	52,061,873	482,572,337	75,219,315	791,620,923
Reinvestment of distributions	2,189,583	18,830,413	7,319,387	77,185,740
Shares redeemed	(62,919,172)	(577,944,922)	(108,575,239)	(1,138,039,633)
	(8,667,716)	(76,542,172)	(26,036,537)	(269,232,970)
Investor Shares
Shares sold	10,841,603	100,200,063	10,050,495	103,888,715
Reinvestment of distributions	249,709	2,145,005	388,023	4,089,088
Shares redeemed	(9,135,724)	(84,201,328)	(5,748,668)	(57,976,922)
	1,955,588	18,143,740	4,689,850	50,000,881
Class P Shares(a)
Shares sold	6,605,230	59,494,143	16,111,028	167,993,767
Reinvestment of distributions	359,752	3,090,275	—	—
Shares redeemed	(8,075,477)	(73,381,775)	(1,552,358)	(15,297,333)
	(1,110,495)	(10,797,357)	14,558,670	152,696,434
Class R Shares
Shares sold	1,277,600	11,619,066	823,248	8,559,179
Reinvestment of distributions	37,333	318,449	92,882	967,288
Shares redeemed	(649,444)	(5,943,448)	(332,000)	(3,382,408)
	665,489	5,994,067	584,130	6,144,059
Class R6 Shares
Shares sold	21,229,915	194,592,630	78,639,507	828,090,670
Reinvestment of distributions	1,352,035	11,613,981	79,132	834,501
Shares redeemed	(39,121,967)	(360,316,512)	(10,696,992)	(102,070,313)
	(16,540,017)	(154,109,901)	68,021,647	726,854,858

NET INCREASE (DECREASE)	(25,219,496)	$(230,969,550)	62,635,423	$677,569,968

(a)	Commenced operations on April 16, 2018.

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Insights Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,259,688	$159,153,653	11,261,835	$149,431,245
Reinvestment of distributions	204,537	2,186,506	141,506	1,870,712
Shares redeemed	(9,882,575)	(116,821,278)	(6,369,387)	(82,885,765)
	3,581,650	44,518,881	5,033,954	68,416,192
Class C Shares
Shares sold	456,513	5,141,424	2,264,501	29,449,733
Reinvestment of distributions	19,962	209,198	16,331	211,493
Shares redeemed	(1,425,650)	(16,400,371)	(636,002)	(8,029,059)
	(949,175)	(11,049,749)	1,644,830	21,632,167
Institutional Shares
Shares sold	54,720,178	657,831,323	91,478,909	1,238,574,962
Reinvestment of distributions	1,221,357	13,398,286	1,043,352	14,147,857
Shares redeemed	(66,250,331)	(798,357,316)	(58,797,412)	(784,509,924)
	(10,308,796)	(127,127,707)	33,724,849	468,212,895
Service Shares
Shares sold	142,546	1,698,529	215,964	2,915,060
Reinvestment of distributions	5,670	61,236	4,253	56,775
Shares redeemed	(98,679)	(1,177,739)	(147,124)	(1,961,399)
	49,537	582,026	73,093	1,010,436
Investor Shares
Shares sold	38,817,614	453,063,492	28,185,890	366,783,622
Reinvestment of distributions	684,659	7,168,380	235,317	3,049,705
Shares redeemed	(28,303,390)	(326,016,478)	(6,001,354)	(76,167,177)
	11,198,883	134,215,394	22,419,853	293,666,150
Class P Shares(a)
Shares sold	24,463,775	282,043,576	20,839,126	278,586,234
Reinvestment of distributions	514,841	5,642,654	—	—
Shares redeemed	(16,007,445)	(190,246,857)	(720,751)	(9,528,009)
	8,971,171	97,439,373	20,118,375	269,058,225
Class R Shares
Shares sold	363,618	4,188,056	266,168	3,412,945
Reinvestment of distributions	7,899	82,224	5,144	66,202
Shares redeemed	(258,509)	(2,987,023)	(167,569)	(2,121,039)
	113,008	1,283,257	103,743	1,358,108
Class R6 Shares
Shares sold	34,080,931	412,901,400	31,719,574	426,173,960
Reinvestment of distributions	724,784	7,943,638	74,104	1,004,847
Shares redeemed	(22,360,220)	(272,988,934)	(3,741,875)	(50,166,486)
	12,445,495	147,856,104	28,051,803	377,012,321

NET INCREASE	25,101,773	$287,717,579	111,170,500	$1,500,366,494

(a)	Commenced operations on April 16, 2018.

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Notes to Financial Statements (continued)

October 31, 2019

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap Insights Fund

	For the Fiscal Year Ended October 31, 2019		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,084,350	$57,542,690	10,629,498	$136,561,855
Reinvestment of distributions	174,144	1,724,026	1,228,989	15,454,307
Shares redeemed	(8,714,983)	(95,912,370)	(10,291,665)	(129,158,676)
	(3,456,489)	(36,645,654)	1,566,822	22,857,486
Class C Shares
Shares sold	166,083	1,768,839	2,369,851	29,581,255
Reinvestment of distributions	14,011	134,359	405,443	4,916,449
Shares redeemed	(2,026,719)	(21,560,049)	(1,399,827)	(16,949,764)
	(1,846,625)	(19,656,851)	1,375,467	17,547,940
Institutional Shares
Shares sold	88,905,949	988,567,614	131,991,496	1,677,126,324
Reinvestment of distributions	3,192,108	31,506,109	10,223,847	128,887,373
Shares redeemed	(112,062,966)	(1,226,702,768)	(74,897,320)	(941,892,126)
	(19,964,909)	(206,629,045)	67,318,023	864,121,571
Investor Shares
Shares sold	6,007,193	66,017,326	34,703,673	441,487,215
Reinvestment of distributions	601,289	5,910,668	2,370,410	29,722,703
Shares redeemed	(31,099,022)	(340,121,004)	(14,999,067)	(184,268,946)
	(24,490,540)	(268,193,010)	22,075,016	286,940,972
Class P Shares(a)
Shares sold	593,597	6,725,342	8,452,181	106,889,938
Reinvestment of distributions	136,281	1,347,821	—	—
Shares redeemed	(1,986,467)	(21,379,469)	(338,807)	(3,996,343)
	(1,256,589)	(13,306,306)	8,113,374	102,893,595
Class R6 Shares
Shares sold	26,323,470	291,256,574	96,609,922	1,228,465,737
Reinvestment of distributions	1,590,561	15,730,650	761,556	9,623,910
Shares redeemed	(22,908,629)	(255,148,086)	(10,061,202)	(127,894,386)
	5,005,402	51,839,138	87,310,276	1,110,195,261

NET INCREASE (DECREASE)	(46,009,750)	$(492,591,728)	187,758,978	$2,404,556,825

(a)	Commenced operations on April 16, 2018.

80

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (three of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Fund Expenses — Six Month Period Ended October 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 05/01/19	Ending Account Value 10/31/19		Expenses Paid for the 6 Months Ended 10/31/19*	Beginning Account Value 05/01/19	Ending Account Value 10/31/19		Expenses Paid for the 6 Months Ended 10/31/19*	Beginning Account Value 05/01/19	Ending Account Value 10/31/19		Expenses Paid for the 6 Months Ended 10/31/19*

Class A
Actual	$1,000	$961.90		$7.32	$1,000	$1,018.00		$5.95	$1,000	$1,020.80		$6.42
Hypothetical 5% return	1,000	1,017.74	+	7.53	1,000	1,019.31	+	5.96	1,000	1,018.85	+	6.41
Class C
Actual	1,000	959.30		11.01	1,000	1,014.20		9.75	1,000	1,018.00		10.22
Hypothetical 5% return	1,000	1,013.96	+	11.32	1,000	1,015.53	+	9.75	1,000	1,015.07	+	10.21
Institutional
Actual	1,000	963.80		5.40	1,000	1,020.70		4.02	1,000	1,023.50		4.44
Hypothetical 5% return	1,000	1,019.71	+	5.55	1,000	1,021.22	+	4.02	1,000	1,020.82	+	4.43
Service
Actual	N/A	N/A		N/A	1,000	1,017.80		6.56	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.70	+	6.56	N/A	N/A		N/A
Investor
Actual	1,000	963.80		6.09	1,000	1,020.00		4.68	1,000	1,022.70		5.15
Hypothetical 5% return	1,000	1,019.00	+	6.26	1,000	1,020.57	+	4.69	1,000	1,020.11	+	5.14
Class P
Actual	1,000	964.80		5.35	1,000	1,020.70		3.97	1,000	1,022.50		4.38
Hypothetical 5% return	1,000	1,019.76	+	5.50	1,000	1,021.27	+	3.97	1,000	1,020.87	+	4.38
Class R
Actual	1,000	961.30		8.55	1,000	1,016.80		7.22	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.48	+	8.79	1,000	1,018.05	+	7.22	N/A	N/A		N/A
Class R6
Actual	1,000	964.80		5.40	1,000	1,020.70		3.97	1,000	1,022.50		4.38
Hypothetical 5% return	1,000	1,019.71	+	5.55	1,000	1,021.27	+	3.97	1,000	1,020.87	+	4.38

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Emerging Markets Equity Insights	1.48%	2.23%	1.10%	N/A	1.23%	1.09%	1.73%	1.09%
International Equity Insights	1.17	1.92	0.79	1.29%	0.92	0.78	1.42	0.78
International Small Cap Insights	1.27	2.02	0.88	N/A	1.02	0.87	N/A	0.87

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Emerging Markets Equity Insights Fund and International Small Cap Insights Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its

84

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Emerging Markets Equity Insights Fund’s and International Small Cap Insights Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Emerging Markets Equity Insights Fund’s Institutional Shares had placed the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the five- and ten-year periods and underperformed for the one- and three-year periods ended March 31, 2019. They noted that the International Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2019. The Trustees observed that the International Small Cap Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods and outperformed for the ten-year period ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

First $1 billion	1.00%	0.81%	0.85%

Next $1 billion	1.00	0.73	0.85

Next $3 billion	0.90	0.69	0.77

Next $3 billion	0.86	0.68	0.73

Over $8 billion	0.84	0.67	0.72

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of each Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

86

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2020.

87

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

88

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	162	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2019, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Funds’ Statement of Additional Information dated February 28, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — International Equity Insights Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2019, the total amount of income received by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds from sources within foreign countries and possessions of the United States was $0.2267, $0.2000, and $0.1653 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds were 96.14%, 89.13%, and 91.73%, respectively. The total amount of taxes paid by the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds to such countries was $0.0357, $0.0190, and $0.0203 per share, respectively.

For the year ended October 31, 2019, 83.82%, 96.79%, and 100.00% of the dividends paid from net investment company taxable income by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

90

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.60 trillion in assets under supervision as of September 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 187282-OTU-1103581 INTINSAR-19

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2019	2018	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,119,730	$2,567,290	Financial Statement audits.

Audit-Related Fees:

• PwC	$262,194	$398,872	Other attest services.

Tax Fees:

• PwC	$1,171,431	$1,143,903	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2019	2018	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,400,617	$1,897,685	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2019 and October 31, 2018 were approximately $1,433,614 and $1,542,775 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2018 and December 31, 2017 were approximately $12.3 million and $9.4 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2019. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2018 and 2017 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 30, 2019

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	December 30, 2019